File Nos. 33-10238
                                                                     811-4906


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [  ]

     Post-Effective Amendment No. 29                                  [X]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     Amendment No. 29                                                 [X]

                     (Check appropriate box or boxes.)

                 DREYFUS PREMIER STATE MUNICIPAL BOND FUND
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----

          On July 16, 1997 pursuant to paragraph (b)
     ----

          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its beneficial interest under the Securities Act of 1933 pursuant to
Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended April 30, 1997 was filed on June 30, 1997.

                 DREYFUS PREMIER STATE MUNICIPAL BOND FUND
               Cross-Reference Sheet Pursuant to Rule 495(a)
Items in
Part A of
Form N-1A     Caption                                         Page
_________     _______                                         ____
  1           Cover Page                                     Cover

  2           Synopsis                                       3

  3           Condensed Financial Information                6

  4           General Description of Registrant              32

  5           Management of the Fund                         38

  5(a)        Management's Discussion of Fund's Performance  *

  6           Capital Stock and Other Securities             61

  7           Purchase of Securities Being Offered           40

  8           Redemption or Repurchase                       47

  9           Pending Legal Proceedings                      *

Items in
Part B of
Form N-1A
---------
  10          Cover Page                                   Cover

  11          Table of Contents                            Cover

  12          General Information and History              B-1, B-42

  13          Investment Objectives and Policies           B-2

  14          Management of the Fund                       B-13

  15          Control Persons and Principal                B-17
              Holders of Securities

  16          Investment Advisory and Other                B-18
              Services
_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.

                 DREYFUS PREMIER STATE MUNICIPAL BOND FUND
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)
Items in
Part B of
Form N-1A     Caption                                      Page
_________     _______                                      _____

  17          Brokerage Allocation                         B-33


  18          Capital Stock and Other Securities           B-33


  19          Purchase, Redemption and Pricing             B-21, B-26
              of Securities Being Offered                  B-30


  20          Tax Status                                   B-31


  21          Underwriters                                 B-20


  22          Calculations of Performance Data             B-33


  23          Financial Statements                         B-106

Items in
Part C of
Form N-1A
_________
  24          Financial Statements and Exhibits            C-1

  25          Persons Controlled by or Under               C-3
              Common Control with Registrant

  26          Number of Holders of Securities              C-3

  27          Indemnification                              C-4

  28          Business and Other Connections of            C-5
              Investment Adviser

  29          Principal Underwriters                       C-11

  30          Location of Accounts and Records             C-14

  31          Management Services                          C-14

  32          Undertakings                                 C-14

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.



DREYFUS PREMIER STATE MUNICIPAL BOND FUND

PROSPECTUS                                                       JULY 16, 1997


        Dreyfus Premier State Municipal Bond Fund (the "Fund") is an open-end, non-diversified, management investment company, known as a mutual fund. The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk.

        The Fund permits you to invest in any of thirteen separate portfolios (each, a "Series"): the Connecticut Series, the Florida Series, the Georgia Series, the Maryland Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the North Carolina Series, the Ohio Series, the Pennsylvania Series, the Texas Series and the Virginia Series. Each Series seeks to achieve the Fund's investment objective by investing in Municipal Obligations primarily issued by issuers in the State after which it is named and believed to be exempt from Federal and, where applicable, from that State's income tax. It is anticipated that substantially all dividends paid by each Series will be exempt from Federal income tax and also, where applicable, will be exempt from the personal income tax of the State after which the Series is named.
        By this Prospectus, each Series is offering three Classes of shares_Class A, Class B and Class C_which are described herein. See "Alternative Purchase Methods."
        The Fund provides free redemption checks with respect to Class A shares, which you can use in amounts of $500 or more for cash or to pay bills. You can purchase or redeem all classes of shares by telephone using the TELETRANSFER Privilege.
        The Dreyfus Corporation professionally manages the Fund's portfolios. This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.

        The Statement of Additional Information, dated July 16, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. For a free copy of the Statement of Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.

        Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal
Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
TABLE OF CONTENTS

                FEE TABLE..........................................        3
                CONDENSED FINANCIAL INFORMATION....................        6
                ALTERNATIVE PURCHASE METHODS.......................        31
                DESCRIPTION OF THE FUND............................        32
                MANAGEMENT OF THE FUND.............................        38
                HOW TO BUY SHARES..................................        40
                SHAREHOLDER SERVICES...............................        44
                HOW TO REDEEM SHARES...............................        47
                DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN....        52
                DIVIDENDS, DISTRIBUTIONS AND TAXES.................        52
                PERFORMANCE INFORMATION............................        60
                GENERAL INFORMATION................................        61
                APPENDIX...........................................        63

                                    Page 2


FEE TABLE
                                                                    CONNECTICUT SERIES                 FLORIDA SERIES
                                                               ----------------------------     -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                               CLASS A   CLASS B   CLASS C      CLASS A    CLASS B   CLASS C
                                                               --------  --------  --------     --------   --------  --------
        Maximum Sales Load Imposed on Purchases
        ..        (as a percentage of offering price)            4.50%     None      None         4.50%      None      None
        Maximum Deferred Sales Charge Imposed on Redemptions
        (as a percentage of the amount subject to charge)        None*     4.00%     1.00%        None*      4.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
        Management Fees....................                       .55%      .55%      .55%         .55%       .55%      .55%
        12b-1 Fees.........................                      None       .50%      .75%        None        .50%      .75%
        Other Expenses.....................                       .38%      .40%      .40%         .37%       .37%      .67%
        Total Fund Operating Expenses......                       .93%     1.45%     1.70%         .92%      1.42%     1.97%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                               CLASS A   CLASS B   CLASS C      CLASS A    CLASS B   CLASS C
                                                               --------  --------  --------     --------   --------  --------
          1 YEAR...........................                      $ 54    $55/15**  $27/17**       $ 54     $54/14**  $30/20**
          3 YEARS..........................                      $ 73    $76/46**  $54            $ 73     $75/45**  $62
          5 YEARS..........................                      $ 94    $99/79**  $92            $ 94     $98/78**  $106
          10 YEARS.........................                      $154    $147***   $201           $153     $144***   $230



                                                                      GEORGIA SERIES                   MARYLAND SERIES
                                                               ----------------------------     -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                               CLASS A   CLASS B   CLASS C      CLASS A    CLASS B   CLASS C
                                                               --------  --------  --------     --------   --------  --------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)                     4.50%     None      None         4.50%      None      None
        Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)       None*     4.00%     1.00%        None*      4.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
         Management Fees................                          .55%      .55%      .55%         .55%       .55%      .55%
         12b-1 Fees.....................                         None       .50%      .75%        None        .50%      .75%
         Other Expenses.................                          .43%      .42%      .50%         .35%       .38%      .34%
         Total Fund Operating Expenses..                          .98%     1.47%     1.80%         .90%      1.43%     1.64%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                               CLASS A   CLASS B   CLASS C      CLASS A    CLASS B   CLASS C
                                                               --------  --------  --------     --------   --------  --------
          1 YEAR...........................                      $ 55    $55/15**  $28/18**       $ 54     $55/15**  $27/17**
          3 YEARS..........................                      $ 75    $76/46**  $57            $ 72     $75/45**  $52
          5 YEARS..........................                      $ 97    $100/80** $97            $ 93     $98/78**  $89
          10 YEARS.........................                      $160    $150***   $212           $151     $144***   $194
    *A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
  **Assuming no redemption of shares.
***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

                                    Page 3


FEE TABLE
                                                                  MASSACHUSETTS SERIES                 MICHIGAN SERIES
                                                               ----------------------------     -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                               CLASS A   CLASS B   CLASS C      CLASS A    CLASS B   CLASS C
                                                               --------  --------  --------     --------   --------  --------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)                     4.50%     None      None         4.50%      None      None
        Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)       None*     4.00%     1.00%        None*      4.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
         Management Fees................                          .55%      .55%      .55%         .55%       .55%      .55%
         12b-1 Fees.....................                         None       .50%      .75%        None        .50%      .75%
         Other Expenses.................                          .37%      .38%      .35%         .36%       .37%      .42%
         Total Fund Operating Expenses..                          .92%     1.43%     1.65%         .91%      1.42%     1.72%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                               CLASS A   CLASS B   CLASS C      CLASS A    CLASS B   CLASS C
                                                               --------  --------  --------     --------   --------  --------
          1 YEAR........................                         $ 54     $55/15**  $27/17**    $ 54       $54/14**   $27/17**
          3 YEARS.......................                         $ 73     $75/45**  $52         $ 73       $75/45**   $54
          5 YEARS.......................                         $ 94     $98/78**  $90         $ 93       $98/78**   $93
          10 YEARS......................                         $153     $145***   $195        $152       $144***    203



                                                                      MINNESOTA SERIES                 NEW JERSEY SERIES
                                                               ----------------------------     -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                               CLASS A   CLASS B   CLASS C      CLASS A    CLASS B   CLASS C
                                                               --------  --------  --------     --------   --------  --------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)                     4.50%     None      None         4.50%      None      None
        Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)       None*     4.00%     1.00%        None*      4.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
         Management Fees................                          .55%      .55%      .55%         .55%       .55%      .55%
         12b-1 Fees.....................                         None       .50%      .75%        None        .50%      .75%
         Other Expenses.................                          .36%      .39%      .37%         .75%       .73%     1.43%
         Total Fund Operating Expenses..                          .91%     1.44%     1.67%        1.30%      1.78%     2.73%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                               CLASS A   CLASS B   CLASS C      CLASS A    CLASS B   CLASS C
                                                               --------  --------  --------     --------   --------  --------
          1 Year........................                         $ 54    $55/15**  $27/17**       $58      $58/18**  $38/28**
          3 Years.......................                         $ 73    $76/46**  $53            $84      $86/56**  $85
          5 Years.......................                         $ 93    $99/79**  $91            $113     $116/96*  $144
          10 Years......................                         $152    $145***   $198           $195     $185***   $306
    *A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
  **Assuming no redemption of shares.
***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

                                    Page 4


FEE TABLE
                                                                   NORTH CAROLINA SERIES                 OHIO SERIES
                                                               ----------------------------     -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                               CLASS A   CLASS B   CLASS C      CLASS A    CLASS B   CLASS C
                                                               --------  --------  --------     --------   --------  --------
        Maximum Sales Load Imposed on Purchases
              (as a percentage of offering price)                4.50%     None      None         4.50%      None      None
        Maximum Deferred Sales Charge Imposed on Redemptions
        (as a percentage of the amount subject to charge)        None*     4.00%     1.00%        None*      4.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
        Management Fees.................                          .55%      .55%      .55%         .55%       .55%      .55%
        12b-1 Fees......................                         None       .50%      .75%        None        .50%      .75%
        Other Expenses..................                          .49%      .49%      .47%         .36%       .37%      .34%
        Total Fund Operating Expenses...                         1.04%     1.54%     1.77%         .91%      1.42%     1.64%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                               CLASS A   CLASS B   CLASS C      CLASS A    CLASS B   CLASS C
                                                               --------  --------  --------     --------   --------  --------
          1 Year........................                         $ 55   $56/16**   $28/18**       $ 54     $54/14**  $27/17**
          3 Years.......................                         $ 77   $79/49**   $56            $ 73     $75/45**  $52
          5 Years.......................                         $100   $104/84**  $96            $ 93     $98/78**  $89
          10 Years......................                         $166   $158***    $208           $152     $144***   $194



                                                                    PENNSYLVANIA SERIES                 TEXAS SERIES
                                                               ----------------------------     -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                               CLASS A   CLASS B   CLASS C      CLASS A    CLASS B   CLASS C
                                                               --------  --------  --------     --------   --------  --------
        Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price)                      4.50%     None      None         4.50%      None      None
        Maximum Deferred Sales Charge Imposed on Redemptions
        (as a percentage of the amount subject to charge)        None*     4.00%     1.00%        None*      4.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
        Management Fees.................                          .55%      .55%      .55%         .55%       .55%      .55%
        12b-1 Fees......................                         None       .50%      .75%        None        .50%      .75%
        Other Expenses..................                          .37%      .38%      .53%         .37%       .38%      .43%
        Total Fund Operating Expenses...                          .92%     1.43%     1.83%         .92%      1.43%     1.73%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                               CLASS A   CLASS B   CLASS C      CLASS A    CLASS B   CLASS C
                                                               --------  --------  --------     --------   --------  --------
          1 Year........................                         $ 54    $55/15**  $29/19**       $ 54     $55/15**  $28/18**
          3 Years.......................                         $ 73    $75/45**  $58            $ 73     $75/45**  $54
          5 Years.......................                         $ 94    $98/78**  $99            $ 94     $98/78**  $94
          10 Years......................                         $153    $145***   $215           $153     $145***   $204
    *A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
  **Assuming no redemption of shares.
***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

                                    Page 5

                                                                     VIRGINIA SERIES
                                                               ----------------------------
SHAREHOLDER TRANSACTION EXPENSES                               CLASS A   CLASS B   CLASS C
                                                               --------  --------  --------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price).................    4.50%     None      None
        Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)...    None*     4.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
         Management Fees.....................................     .55%      .55%      .55%
         12b-1 Fees..........................................    None       .50%      .75%
         Other Expenses......................................     .39%      .40%      .41%
         Total Fund Operating Expenses.......................     .94%     1.45%     1.71%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                               CLASS A   CLASS B   CLASS C
                                                               --------  --------  --------
          1 Year.............................................    $ 54    $55/15**  $27/17**
          3 Years............................................    $ 74    $76/46**  $54
          5 Years............................................    $ 95    $99/79**  $93
          10 Years...........................................    $155    $147***   $202
    *A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
  **Assuming no redemption of shares.
***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

------------------------------------------------------------------------------
The amounts listed in the examples should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, each Series' actual performance will vary and may result in an actual return greater or less than 5%.
------------------------------------------------------------------------------

            The purpose of the foregoing tables is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. Long-term investors in Class B or Class C could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing tables does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing tables. See "Management of the Fund," "How to Buy Shares," "How to Redeem Shares"and "Distribution Plan and Shareholder Services Plan."
CONDENSED FINANCIAL INFORMATION
            The information in the following tables has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                                    Page 6

    FINANCIAL HIGHLIGHTS
                Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each Series for each period indicated. This information has been derived from the Series' financial statements.

                                                                    CONNECTICUT SERIES
                        -------------------------------------------------------------------------------------------------------
                                                                      Class A Shares
                        -------------------------------------------------------------------------------------------------------
                                                                   Year Ended April 30,
                        -------------------------------------------------------------------------------------------------------
  PER SHARE DATA:       1988(1)    1989      1990       1991       1992       1993       1994       1995       1996      1997
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  Net asset value,
    beginning of year   $11.00    $10.72    $11.05     $10.88     $11.28     $11.45     $12.26     $11.81     $11.76     11.90
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  INVESTMENT OPERATIONS:
  Investment income-net    .76       .81       .80        .77        .72        .71        .68        .67        .66       .64
  Net realized and
  unrealized gain (loss)
  on investments          (.28)      .38      (.15)       .40        .17        .81       (.42)      (.05)       .14       .16
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  TOTAL FROM INVESTMENT
  OPERATIONS..             .48      1.19       .65       1.17        .89       1.52        .26        .62        .80       .80
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  DISTRIBUTIONS:
  Dividends from investment
    income_net..          (.76)     (.81)     (.80)      (.77)      (.72)      (.71)      (.68)      (.67)      (.66)     (.64)
  Dividends from net
    realized gain
    on investments          _       (.05)     (.02)        _          _          _        (.03)        _          _       (.25)
  Dividends in excess
    of net realized gain
    on investments          _         _         _          _          _          _          _          _          _         _
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  TOTAL DISTRIBUTIONS     (.76)     (.86)     (.82)       (.77)     (.72)      (.71)      (.71)      (.67)      (.66)     (.89)
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  Net asset value,
    end of year.        $10.72    $11.05    $10.88     $11.28     $11.45     $12.26     $11.81     $11.76     $11.90    $11.81
                        =======   =======   =======    =======    =======    =======    =======    =======    =======   =======
TOTAL INVESTMENT
  RETURN(2)...         5.00%(3)    11.54%     5.93%     11.10%      8.14%     13.62%      1.92%      5.47%      6.85%     6.84%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets         _        _         _         .21%       .52%       .69%       .80%       .89%       .92%      .93%
  Ratio of net investment
  income to average
  net assets..         7.31%(3)     7.24%     7.05%      6.81%      6.30%      5.93%      5.44%      5.77%      5.45%     5.32%
  Decrease reflected in
  above expense ratios
  due to undertakings
  by The Dreyfus
  Corporation (limited
  to the expense
  limitation provision
  of the Management
  Agreement)..         1.50%(3)     1.42%     1.10%       .75%       .41%       .21%       .09%       .01%        _         _
  Portfolio Turnover
    Rate              91.09%(4)    72.52%    12.62%      6.30%      8.53%     24.22%     10.83%     10.48%     28.83%    30.66%
  Net Assets, end of year
    (000's omitted)    $11,641   $31,056   $83,206   $183,788   $280,305   $360,020   $364,182   $335,964   $321,559  $313,881
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.



                                                        CONNECTICUT SERIES (CONTINUED)
                              ---------------------------------------------------------------------------------------
                                              Class B Shares                                   Class C Shares
                              -------------------------------------------          ----------------------------------
                                           Year Ended APRIL 30,                             Year Ended APRIL 30,
                              -------------------------------------------          ----------------------------------
                                  1993(1)    1994       1995       1996                  1997      1996(2)    1997
                                  -------   -------    -------    -------               -------    -------    -------
PER SHARE DATA:
  Net asset value,
    beginning of year             $11.89    $12.26     $11.80     $11.76                $11.89     $11.84     $11.89
                                  -------   -------    -------    -------               -------    -------    -------
  INVESTMENT OPERATIONS:
  Investment income_net.......       .18       .61        .61        .60                   .57        .40        .54
  Net realized and unrealized
    gain (loss) on investments.....  .37      (.43)      (.04)       .13                   .16        .05        .15
                                  -------   -------    -------    -------               -------    -------    -------
  Total from Investment Operations   .55       .18        .57        .73                   .73        .45        .69
                                  -------   -------    -------    -------               -------    -------    -------
  DISTRIBUTIONS:
  Dividends from investment
    income_net                      (.18)     (.61)      (.61)      (.60)                 (.57)      (.40)      (.54)
  Dividends from net realized gain
  on investments...............       _       (.03)        _          _                   (.25)        _        (.25)
                                  -------   -------    -------    -------               -------    -------    -------
  Total Distributions..........     (.18)     (.64)      (.61)      (.60)                 (.82)      (.40)      (.79)
                                  -------   -------    -------    -------               -------    -------    -------
  Net asset value, end of year.   $12.26    $11.80     $11.76     $11.89                $11.80     $11.89     $11.79
                                  ------    -------    -------    -------               -------    -------    -------
TOTAL INVESTMENT RETURN(3)....  16.08%(4)     1.26%      4.99%      6.20%                 6.28%   5.31%(4)      5.93%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
    net assets                   1.12%(4)     1.36%      1.41%      1.44%                 1.45%   1.64%(4)      1.70%
  Ratio of net investment income to
  average net assets..........   4.57%(4)     4.78%      5.21%      4.92%                 4.79%   4.31%(4)      4.56%
  Decrease reflected in above expense ratios
  due to undertakings by The Dreyfus
Corporation (limited to the expense
limitation provision of the
Management Agreement)..........   .12%(4)      .08%       .01%        _                     _          _          _
  Portfolio Turnover Rate......    24.22%    10.83%     10.48%     28.83%                30.66%     28.83%     30.66%
  Net Assets, end of year
    (000's omitted)               $9,492   $32,246    $35,425    $38,838               $54,661     $1,007     $1,290
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.


                                                                    FLORIDA SERIES
                        -------------------------------------------------------------------------------------------------------
                                                                    Class A Shares
                        -------------------------------------------------------------------------------------------------------
                                                                 Year Ended April 30,
                        -------------------------------------------------------------------------------------------------------
PER SHARE DATA:          1988(1)   1989      1990       1991       1992       1993       1994       1995       1996      1997
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  Net asset value,
  beginning of year     $12.00    $12.85    $13.48     $13.34     $13.93     $14.33     $15.02     $14.43     $14.51    $14.48
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  INVESTMENT OPERATIONS:
  Investment income-net    .92      1.02      1.02        .99        .95        .92        .85        .81        .79       .76
  Net realized and
  unrealized gain (loss)
  on investments           .85       .63      (.11)       .61        .41        .86       (.51)       .12        .17      (.08)
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  TOTAL FROM INVESTMENT
  OPERATIONS..            1.77      1.65       .91       1.60       1.36       1.78        .34        .93        .96       .68
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  DISTRIBUTIONS:
  Dividends from investment
  income-net..            (.92)    (1.02)    (1.02)      (.99)      (.95)      (.92)      (.85)      (.81)      (.79)     (.76)
  Dividends from net realized
  gain on investments       _         _       (.03)      (.02)      (.01)      (.17)      (.04)      (.04)      (.20)     (.34)
  Dividends in excess
  of net realized gain
  on investments            _         _         _          _          _          _        (.04)        _          _         _
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  TOTAL DISTRIBUTIONS     (.92)    (1.02)    (1.05)     (1.01)      (.96)     (1.09)      (.93)      (.85)      (.99)    (1.10)
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  Net asset value,
  end of year.          $12.85    $13.48    $13.34     $13.93     $14.33     $15.02     $14.43     $14.51     $14.48    $14.06
                        =======   =======   =======    =======    =======    =======    =======    =======    =======   =======
TOTAL INVESTMENT
  RETURN(2....        16.24%(3)    13.32%     6.83%     12.40%     10.09%     12.84%      2.14%      6.71%      6.63%     4.74%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets        _         _         _         .21%       .52%       .69%       .80%       .90%       .91%      .92%
  Ratio of net investment
  income to average
  net assets..         7.76%(3)     7.26%     7.24%      7.11%      6.65%      6.21%      5.61%      5.67%      5.29%     5.27%
  Decrease reflected in
  above expense ratios
  due to undertakings by
  The Dreyfus Corporation
  (limited to the expense
  limitation provision
  of the Management
  Agreement)..         1.50%(3)     1.50%     1.08%       .74%       .41%       .21%       .10%       .01%        _         _
  Portfolio Turnover
    Rate              31.25%(4)    17.16%    27.69%       .28%     20.99%     33.18%     20.84%     50.62%     54.37%    71.68%
  Net Assets, end of year
   (000's omitted)      $1,493   $15,061   $67,416   $177,927   $245,474   $299,775   $289,791   $252,406   $227,478  $202,503
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.


                                                      FLORIDA SERIES (CONTINUED)
                              ----------------------------------------------------------------------------------------------
                                              Class B Shares                                        Class C Shares
                              ------------------------------------------------------      ----------------------------------
                                           Year Ended APRIL 30,                                   Year Ended APRIL 30,
                              ------------------------------------------------------      ----------------------------------
PER SHARE DATA:                   1993(1)    1994       1995       1996       1997                 1996(2)     1997
                                  -------   -------    -------    -------    -------               -------    -------
  Net asset value,
    beginning of year             $14.59    $15.01     $14.42     $14.51     $14.47                $14.65     $14.47
                                  -------   -------    -------    -------    -------               -------    -------
  INVESTMENT OPERATIONS:
  Investment income-net........      .24       .77        .73        .71        .69                   .48        .65
  Net realized and unrealized
    gain (loss)
  on investments...............      .42      (.51)       .13        .16       (.08)                  .02       (.08)
                                  -------   -------    -------    -------    -------               -------    -------
  Total from Investment Operations   .66       .26        .86        .87        .61                   .50        .57
                                  -------   -------    -------    -------    -------               -------    -------
  DISTRIBUTIONS:
  Dividends from investment
    income-net                      (.24)     (.77)      (.73)      (.71)      (.69)                 (.48)      (.65)
  Dividends from net
    realized gain
  on investments...............       _       (.04)      (.04)      (.20)      (.34)                 (.20)      (.34)
  Dividends in excess of
    net realized gain
  on investments...............       _       (.04)        _          _          _                     _          _
                                  -------   -------    -------    -------    -------               -------    -------
  Total Distributions..........     (.24)     (.85)      (.77)      (.91)     (1.03)                 (.68)      (.99)
                                  -------   -------    -------    -------    -------               -------    -------
  Net asset value, end of year.   $15.01    $14.42     $14.51     $14.47     $14.05                $14.47     $14.05
                                  =======   =======    =======    =======    =======               =======    =======
TOTAL INVESTMENT RETURN(3)..... 15.60%(4)     1.54%      6.21%      6.01%      4.21%              4.69%(4)      3.95%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
    net assets                   1.12%(4)     1.34%      1.41%      1.41%      1.42%              1.99%(4)      1.97%
  Ratio of net investment income to
  average net assets...........  4.87%(4)     4.91%      5.13%      4.77%      4.76%              4.20%(4)      4.60%
  Decrease reflected in above
  expense ratios due to undertakings by
  The Dreyfus Corporation (limited to the
  expense limitation provision of the
  Management Agreement)........   .12%(4)      .09%       .01%        _          _                     _          _
  Portfolio Turnover Rate......    33.18%    20.84%     50.62%     54.37%     71.68%                54.37%     71.68%
  Net Assets, end of year
   (000's omitted)                $5,916   $22,476    $25,282    $27,023    $35,802                   $35        $58
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.

                                                                         GEORGIA SERIES
                                                        --------------------------------------------------
                                                                         Class A Shares
                                                        --------------------------------------------------
                                                                       Year Ended APRIL 30,
                                                        --------------------------------------------------
PER SHARE DATA:                                        1993(1)     1994       1995       1996       1997
                                                       -------    -------    -------    -------    -------
  Net asset value, beginning of year..........         $12.50     $13.27     $12.69     $12.80     $13.05
                                                       -------    -------    -------    -------    -------
  INVESTMENT OPERATIONS:
  Investment income-net.......................            .51        .73        .73        .66        .62
  Net realized and unrealized gain (loss) on investments  .77       (.58)       .11        .25        .17
                                                       -------    -------    -------    -------    -------
  Total from Investment Operations............           1.28        .15        .84        .91        .79
                                                       -------    -------    -------    -------    -------
  DISTRIBUTIONS:
  Dividends from investment income-net........           (.51)      (.73)      (.73)      (.66)      (.62)
                                                       -------    -------    -------    -------    -------
  Net asset value, end of year................         $13.27     $12.69     $12.80     $13.05     $13.22
                                                       =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN(4)....................       15.91%(3)       .97%      6.87%      7.14%      6.16%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.....             _         .07%       .25%       .74%       .98%
  Ratio of net investment income to
    average net assets                                5.55%(3)      5.41%      5.80%      5.00%      4.71%
  Decrease reflected in above expense ratios due to undertakings by The Dreyfus Corporation (limited to the expense
  limitation provision of the Management Agreement)   1.46%(3)      1.02%       .78%       .21%        _
  Portfolio Turnover Rate.....................       37.79%(4)      6.76%     34.04%     33.09%     50.96%
  Net Assets, end of year (000's omitted).....         $7,304    $10,058     $8,985     $8,346     $6,598
  (1)From September 3, 1992 (commencement of operations) to April 30, 1993.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.



                                                                      GEORGIA SERIES (continued)
                              ----------------------------------------------------------------------------------------------
                                                   Class B Shares                                   Class C Shares
                              ------------------------------------------------------      ----------------------------------
                                                Year Ended APRIL 30,                              Year Ended APRIL 30,
                              ------------------------------------------------------      ----------------------------------
PER SHARE DATA:                   1993(1)    1994       1995       1996       1997                 1996(2)     1997
                                  -------   -------    -------    -------    -------               -------    -------
  Net asset value,
    beginning of year             $12.71    $13.27     $12.69     $12.80     $13.06                $12.85     $13.05
                                  -------   -------    -------    -------    -------               -------    -------
  INVESTMENT OPERATIONS:
  Investment income-net........      .20      .67         .66        .59        .56                   .38        .51
  Net realized and unrealized
    gain (loss)
  on investments...............      .56      (.58)       .11        .26        .16                   .20        .17
                                  -------   -------    -------    -------    -------               -------    -------
  Total from Investment Operations   .76       .09        .77        .85        .72                   .58        .68
                                  -------   -------    -------    -------    -------               -------    -------
  DISTRIBUTIONS:
  Dividends from investment
    income-net                      (.20)     (.67)      (.66)      (.59)      (.56)                 (.38)      (.51)
                                  -------   -------    -------    -------    -------               -------    -------
  Net asset value, end of year.   $13.27    $12.69     $12.80     $13.06     $13.22                $13.05     $13.22
                                  =======   =======    =======    =======    =======               =======    =======
TOTAL INVESTMENT RETURN(3)..... 20.66%(4)      .46%      6.33%      6.69%      5.55%              6.28%(4)      5.30%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
    net assets                    .50%(4)      .58%       .75%      1.24%      1.47%              1.98%(4)      1.80%
  Ratio of net investment income to
  average net assets.........    4.60%(4)     4.85%      5.27%      4.46%      4.20%              3.73%(4)      3.87%
  Decrease reflected in above
    expense ratios due to
    undertakings by The Dreyfus
    Corporation (limited to the
    expense limitation provision
    of the Management
    Agreement).                  1.37%(4)     1.02%       .80%       .20%        _                     _          _
  Portfolio Turnover Rate....      37.79%     6.76%     34.04%     33.09%     50.96%                33.09%     50.96%
  Net Assets, end of year
    (000's omitted)               $6,319   $16,243    $19,429    $20,106    $18,211                   $88       $105
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.


                                                                      MARYLAND SERIES
                        -------------------------------------------------------------------------------------------------------
                                                                      Class A Shares
                        -------------------------------------------------------------------------------------------------------
                                                                   Year Ended April 30,
                        -------------------------------------------------------------------------------------------------------
PER SHARE DATA:         1988(1)    1989      1990       1991       1992       1993       1994       1995       1996        1997
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  Net asset value,
  beginning of year     $12.50    $11.38    $11.72     $11.61     $12.13     $12.43     $13.02     $12.46     $12.54    $12.69
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  INVESTMENT OPERATIONS:
  Investment income-net    .80       .87       .86        .85        .79        .76        .73        .70        .67       .68
  Net realized and
  unrealized gain (loss)
  on investments         (1.12)      .34      (.09)       .53        .35        .68       (.53)       .08        .23       .18
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  TOTAL FROM INVESTMENT
  OPERATIONS..            (.32)     1.21       .77       1.38       1.14       1.44        .20        .78        .90       .86
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  DISTRIBUTIONS:
  Dividends from investment
  income-net..            (.80)     (.87)     (.86)      (.85)      (.79)      (.76)      (.73)      (.70)      (.67)     (.68)
  Dividends from
  net realized gain
  on investments            _         _       (.02)      (.01)      (.05)      (.09)      (.03)        _        (.08)     (.17)
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  TOTAL DISTRIBUTIONS     (.80)     (.87)     (.88)      (.86)      (.84)      (.85)      (.76)      (.70)      (.75)     (.85)
                        -------   -------   -------    -------    -------    -------    -------    -------    -------   -------
  end of year.          $11.38    $11.72    $11.61     $12.13     $12.43     $13.02     $12.46     $12.54     $12.69    $12.70
                        =======   =======   =======    =======    =======    =======    =======    =======    =======   =======
TOTAL INVESTMENT
  RETURN(2)...       (2.50%)(3)    11.05%     6.69%     12.24%      9.68%     11.93%      1.33%      6.52%      7.24%     6.91%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets        _         _         _         .21%       .53%       .69%       .80%       .90%       .90%      .90%
  Ratio of net investment
  income to average
  net assets..        7.44%(3)      7.26%     7.12%      6.98%      6.40%      5.93%      5.51%      5.69%      5.23%     5.29%
  Decrease reflected in above
  expense ratios due to
  undertakings by The
  Dreyfus Corporation
  (limited to the expense
  limitation provision of
  the Management
  Agreement)..        1.50%(3)      1.50%     1.11%       .75%       .41%       .22%       .10%       .01%        _         _
  Portfolio Turnover
    Rate              75.21%(4)     8.67%    30.03%      1.45%     16.21%     17.92%     10.27%     35.39%     41.65%    43.63%
  Net Assets, end of year
   (000's omitted)      $4,353   $24,383   $85,794   $179,959   $254,240   $337,307   $335,518   $301,834   $283,878  $266,658
  (1) From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2) Exclusive of sales load.
  (3) Annualized.
  (4) Not annualized.


                                                                       MARYLAND SERIES (CONTINUED)
                                                  ------------------------------------------------------------------
                                                                  Class B Shares                 Class C Shares
                                                  --------------------------------------------  --------------------
                                                               Year Ended APRIL 30,             Year Ended APRIL 30,
                                                  --------------------------------------------  --------------------
PER SHARE DATA:                                    1993(1)     1994     1995     1996     1997     1996(2)   1997
                                                      ----     ----     ----     ----     ----      ----     ----
  Net asset value, beginning of year                $12.64   $13.02   $12.46   $12.54   $12.69    $12.67   $12.69
                                                      ----     ----     ----     ----     ----      ----     ----
  INVESTMENT OPERATIONS:
  Investment income-net..              ......          .20      .65      .63      .61      .61       .41      .58
  Net realized and unrealized gain (loss)
  on investments...............                        .38     (.53)     .08      .23      .18       .10      .19
                                                      ----     ----     ----     ----     ----      ----     ----
  Total from Investment Operations                     .58      .12      .71      .84      .79       .51      .77
                                                      ----     ----     ----     ----     ----      ----     ----
  DISTRIBUTIONS:
  Dividends from investment income-net                (.20)    (.65)    (.63)    (.61)    (.61)     (.41)    (.58)
  Dividends from net realized gain on investments        _     (.03)       _     (.08)    (.17)     (.08)    (.17)
  Dividends in excess of net realized gain
  on investments...............                          _        _        _        _        _         _        _
                                                      ----     ----     ----     ----     ----      ----     ----
  Total Distributions..........                       (.20)    (.68)    (.63)    (.69)    (.78)     (.49)    (.75)
                                                      ----     ----     ----     ----     ----      ----     ----
  Net asset value, end of year.                     $13.02   $12.46   $12.54   $12.69   $12.70    $12.69   $12.71
                                                      ====     ====     ====     ====     ====      ====     ====
TOTAL INVESTMENT RETURN(3).....                      15.74%(4)  .75%    5.94%    6.66%    6.34%    5.57%(4)  6.16%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets            1.09%(4)  1.37%    1.44%    1.43%    1.43%     1.80%(4) 1.64%
  Ratio of net investment income to
  average net assets...........                      4.55%(4)  4.82%    5.13%    4.68%    4.75%    4.59%(4)  4.47%
  Decrease reflected in above
  expense ratios due to undertakings
  by The Dreyfus Corporation
  (limited to the expense limitation
  provision of the Management Agreement)               .12%(4)  .08%     .01%       _        _         _        _
  Portfolio Turnover Rate......                      17.92%   10.27%   35.39%   41.65%   43.63%    41.65%   43.63%
  Net Assets, end of year (000's omitted)           $5,931  $30,527  $35,090  $41,179  $45,329       $27     $202
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.


                                                    MASSACHUSETTS SERIES
                             ----------------------------------------------------------------------------------------------
                                                       Class A Shares
                             ----------------------------------------------------------------------------------------------
                                                    Year Ended April 30,
                             ----------------------------------------------------------------------------------------------
PER SHARE DATA:                1988(1)       1989     1990     1991     1992     1993     1994     1995     1996     1997
                                   ___       ___       ___      ___      ___      ___      ___      ___      ___      ___
  Net asset value,
  beginning of year             $11.50     $10.54   $10.92   $10.69   $11.05   $11.41   $12.13   $11.64   $11.53   $11.50
                                   ___       ___       ___      ___      ___      ___      ___      ___      ___      ___
  INVESTMENT OPERATIONS:
  Investment income-net            .76        .83      .82      .79      .75      .73      .71      .69      .66      .63
  Net realized and
  unrealized gain (loss)
  on investments                  (.96)       .38     (.23)     .37      .36      .73     (.44)    (.06)       _      .17
                                   ___       ___       ___      ___      ___      ___      ___      ___      ___      ___
  TOTAL FROM INVESTMENT
  OPERATIONS..                    (.20)      1.21      .59     1.16     1.11     1.46      .27      .63      .66      .80
                                   ___       ___       ___      ___      ___      ___      ___      ___      ___      ___
  DISTRIBUTIONS:
  Dividends from investment
  income-net..                    (.76)      (.83)    (.82)    (.79)    (.75)    (.73)    (.71)    (.69)    (.66)    (.63)
  Dividends from net realized
  gain on investments                _          _        _     (.01)       _     (.01)    (.05)       _     (.03)    (.27)
  Dividends in excess
  of net realized gain
  on investments                     _          _        _        _        _        _        _     (.05)       _        _
                                   ___       ___       ___      ___      ___      ___      ___      ___      ___      ___
  TOTAL DISTRIBUTIONS             (.76)      (.83)    (.82)    (.80)    (.75)    (.74)    (.76)    (.74)    (.69)    (.90)
                                   ___       ___       ___      ___      ___      ___      ___      ___      ___      ___
  Net asset value,
  end of year.                  $10.54     $10.92   $10.69   $11.05   $11.41   $12.13   $11.64   $11.53   $11.50   $11.40
                                   ===       ===       ===      ===      ===      ===      ===      ===      ===      ===
TOTAL INVESTMENT
  RETURN(2)...                  (1.67%)(3)  11.91%    5.49%   11.23%   10.32%   13.14%    2.08%    5.72%    5.69%    7.08%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets                 _          _        _      .19%     .55%     .69%     .82%     .94%     .92%     .92%
  Ratio of net investment
  income to average
  net assets..                    7.63%(3)   7.58%    7.40%    7.21%    6.65%    6.16%    5.80%    6.04%    5.57%    5.46%
  Decrease reflected in above
  expense ratios due to
  undertakings by The
  Dreyfus Corporation
  (limited to the expense
  limitation provision
  of the Management
  Agreement)..                    1.50%(3)   1.48%    1.11%     .78%     .41%     .24%     .11%     .01%       _        _
  Portfolio Turnover Rate        36.11%(4)  17.76%   28.44%   47.07%   24.75%   11.36%   12.04%   13.62%   34.86%   24.45%
  Net Assets, end of year
  (000's omitted)               $5,174    $21,578  $43,375  $57,328  $66,873  $79,701  $76,865  $72,731  $68,812  $65,809
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.


                                                                              MASSACHUSETTS SERIES (CONTINUED)
                                                            --------------------------------------------------------------------
                                                                            Class B Shares                      Class C Shares
                                                            -----------------------------------------------   --------------------
                                                                           Year Ended APRIL 30,              Year Ended APRIL 30,
                                                            -----------------------------------------------   --------------------
PER SHARE DATA:                                             1993(1)    1994       1995       1996      1997    1996(2)      1997
                                                            ----       ----       ----       ----      ----       ----      ----
  Net asset value, beginning of year                      $11.79     $12.13     $11.63     $11.52     $11.49    $11.59    $11.48
                                                            ----       ----       ----       ----      ----       ----      ----
  INVESTMENT OPERATIONS:
  Investment income-net........                              .19        .64        .63        .60       .57        .40       .54
  Net realized and unrealized gain (loss)
  on investments...............                              .34       (.45)      (.06)         _       .18       (.08)      .20
                                                            ----       ----       ----       ----      ----       ----      ----
  Total from Investment Operations                           .53        .19        .57        .60       .75        .32       .74
                                                            ----       ----       ----       ----      ----       ----      ----
  DISTRIBUTIONS:
  Dividends from investment income-net                      (.19)      (.64)      (.63)      (.60)     (.57)      (.40)     (.54)
  Dividends from net realized gain on investments              _       (.05)         _       (.03)     (.27)      (.03)     (.27)
  Dividends in excess of net realized gain
  on investments...............                                _          _       (.05)         _         _          _         _
                                                            ----       ----       ----       ----      ----       ----      ----
  Total Distributions..........                             (.19)      (.69)      (.68)      (.63)     (.84)      (.43)     (.81)
                                                            ----       ----       ----       ----      ----       ----      ----
  Net asset value, end of year.                           $12.13     $11.63     $11.52     $11.49    $11.40     $11.48    $11.41
                                                            ====       ====       ====       ====      ====       ====      ====
TOTAL INVESTMENT RETURN(3).....                            15.56%(4)   1.44%      5.15%      5.15%     6.63%      3.76%(4)  6.55%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets                   1.15%(4)   1.36%      1.45%      1.43%     1.43%      1.69%(4)  1.65%
  Ratio of net investment income to
  average net assets...........                             4.92%(4)   5.18%      5.47%      5.03%     4.94%      4.72%(4)  4.64%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation
(limited to the expense limitation provision
of the Management Agreement)...                              .13%(4)    .10%       .01%        _          _          _         _
  Portfolio Turnover Rate......                            11.36%     12.04%     13.62%     34.86%     24.45%    34.86%    24.45%
  Net Assets, end of year (000's omitted)                 $1,066     $3,702     $4,220     $5,255     $6,064        $1        $1
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.


                                                                     MICHIGAN SERIES
                             ----------------------------------------------------------------------------------------------
                                                                      Class A Shares
                             ----------------------------------------------------------------------------------------------
                                                                   Year Ended April 30,
                             ----------------------------------------------------------------------------------------------
PER SHARE DATA:               1988(1)       1989     1990      1991      1992      1993      1994      1995      1996      1997
                                  ___        ___      ___       ___       ___       ___       ___       ___       ___       ___
  Net asset value,
  beginning of year            $13.00     $13.45   $14.10    $13.80    $14.34    $14.80    $15.65    $15.2    7$15.14    $15.15
                                  ___        ___      ___       ___       ___       ___       ___       ___       ___       ___
  INVESTMENT OPERATIONS:
  Investment income-net          1.00       1.07     1.05      1.01       .95       .92       .89       .85       .83       .81
  Net realized and
  unrealized gain (loss)
  on investments                  .45        .65     (.27)      .54       .46       .98      (.30)      .11       .20       .21
                                  ___        ___      ___       ___       ___       ___       ___       ___       ___       ___
  TOTAL FROM INVESTMENT
  OPERATIONS..                   1.45       1.72      .78      1.55      1.41      1.90       .59       .96      1.03      1.02
                                  ___        ___      ___       ___       ___       ___       ___       ___       ___       ___
  DISTRIBUTIONS:
  Dividends from investment
  income-net..                  (1.00)     (1.07)   (1.05)    (1.01)     (.95)     (.92)     (.89)     (.85)     (.83)     (.81)
  Dividends from net
  realized gain
  on investments                    _          _     (.03)        _         _      (.13)     (.08)     (.24)     (.19)     (.22)
                                  ___        ___      ___       ___       ___       ___       ___       ___       ___       ___
  TOTAL DISTRIBUTIONS           (1.00)     (1.07)   (1.08)    (1.01)     (.95)    (1.05)     (.97)    (1.09)    (1.02)    (1.03)
                                  ___        ___      ___       ___       ___       ___       ___       ___       ___       ___
  Net asset value,
  end of year.                 $13.45     $14.10   $13.80    $14.34    $14.80    $15.65    $15.27    $15.14    $15.15    $15.14
                                  ===        ===      ===       ===       ===       ===       ===       ===       ===       ===
TOTAL INVESTMENT
  RETURN(2)...                  12.32%(3)  13.25%    5.59%    11.61%    10.12%    13.25%     3.65%     6.65%     6.81%     6.89%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets                _          _        _       .20%      .53%      .69%      .81%      .92%      .93%      .91%
  Ratio of net investment
  income to average
  net assets..                   7.97%(3)   7.49%    7.23%     7.07%     6.47%     6.01%     5.56%     5.66%     5.35%     5.34%
  Decrease reflected in above
  expense ratios due to
  undertakings by The
  Dreyfus Corporation
  (limited to the expense
  limitation provision of
  the Management
  Agreement)..                   1.50%(3)   1.50%    1.16%      .79%      .42%      .25%      .11%      .01%        _         _
  Portfolio Turnover Rate       48.80%(4)  32.72%   20.23%    27.31%    21.42%    14.99%    19.96%    48.30%    56.88%    22.32%
  Net Assets, end of year
  (000's omitted)              $1,671     $8,548  $56,699  $111,696  $145,159  $184,138  $187,405  $176,604  $166,538  $155,568
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.


                                                                        MICHIGAN SERIES (CONTINUED)
                                                  -----------------------------------------------------------------
                                                                Class B Shares                  Class C Shares
                                                  --------------------------------------     ----------------------
                                                              Year Ended APRIL 30,            Year Ended APRIL 30,
                                                  ---------------------------------------    ----------------------
PER SHARE DATA:                                   1993(1)         1994     1995     1996     1997  1996(2)     1997
                                                     ----         ----     ----     ----     ----     ----     ----
  Net asset value, beginning of year               $15.20       $15.64   $15.27   $15.13   $15.15   $15.18    $15.16
                                                     ----         ----     ----     ----     ----     ----     ----
  INVESTMENT OPERATIONS:
  Investment income-net........                       .24          .80      .77      .75      .74      .50       .69
  Net realized and unrealized gain (loss)
  on investments...............                       .44         (.29)     .10      .21      .20      .17       .20
                                                     ----         ----     ----     ----     ----     ----     ----
  Total from Investment Operations                    .68          .51      .87      .96      .94      .67       .89
                                                     ----         ----     ----     ----     ----     ----     ----
  DISTRIBUTIONS:
  Dividends from investment income-net               (.24)        (.80)    (.77)    (.75)    (.74)    (.50)     (.69)
  Dividends from net realized gain on investments       _         (.08)    (.24)    (.19)    (.22)    (.19)     (.22)
                                                     ----         ----     ----     ----     ----     ----     ----
  Total Distributions..........                      (.24)        (.88)   (1.01)    (.94)    (.96)    (.69)     (.91)
                                                     ----         ----     ----     ----     ----     ----     ----
  Net asset value, end of year.                    $15.64       $15.27   $15.13   $15.15   $15.13   $15.16    $15.14
                                                     ====         ====     ====     ====     ====     ====     ====
TOTAL INVESTMENT RETURN(3).....                     15.50%(4)     3.11%    6.01%    6.33%    6.27%    6.12%(4)  5.94%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets            1.18%(4)     1.38%    1.44%    1.44%    1.42%    1.70%(4)  1.72%
  Ratio of net investment income to
  average net assets...........                      4.85%(4)     4.88%    5.10%    4.82%    4.82%    4.47%(4)  4.47%
  Decrease reflected in above expense
  ratios due to undertakings by The
  Dreyfus Corporation (limited to the
  expense limitation provision of the
  Management Agreement)........                       .14%(4)      .09%     .01%       _        _        _         _
  Portfolio Turnover Rate......                     14.99%       19.96%   48.30%   56.88%   22.32%   56.88%    22.32%
  Net Assets, end of year (000's omitted)          $3,581      $13,861  $16,471  $19,031  $19,338     $133      $241
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.


                                                                         MINNESOTA SERIES
                               ----------------------------------------------------------------------------------------------
                                                                          Class A Shares
                               ----------------------------------------------------------------------------------------------
                                                                        Year Ended April 30,
                               ----------------------------------------------------------------------------------------------
PER SHARE DATA:               1988(1)       1989     1990     1991      1992      1993      1994      1995      1996      1997
                                  ___        ___      ___      ___       ___       ___       ___       ___       ___       ___
  Net asset value,
  beginning of year            $13.50     $13.37   $13.92   $13.74    $14.28    $14.63    $15.31    $14.72    $14.90    $14.98
                                  ___        ___      ___      ___       ___       ___       ___       ___       ___       ___
  INVESTMENT OPERATIONS:
  Investment income-net           .97       1.07     1.04     1.02       .96       .92       .87       .83       .82       .82
  Net realized and
  unrealized gain(loss)
  on investments                 (.13)       .55     (.13)     .56       .36       .77      (.53)      .18       .08       .09
                                  ___        ___      ___      ___       ___       ___       ___       ___       ___       ___
  TOTAL FROM INVESTMENT
  OPERATIONS..                    .84       1.62      .91     1.58      1.32      1.69       .34      1.01       .90       .91
                                  ___        ___      ___      ___       ___       ___       ___       ___       ___       ___
  DISTRIBUTIONS:
  Dividends from investment
  income-net..                   (.97)     (1.07)   (1.04)   (1.02)     (.96)     (.92)     (.87)     (.83)     (.82)     (.82)
  Dividends from
  net realized gain
  on investments                    _          _     (.05)    (.02)     (.01)     (.09)     (.06)        _         _      (.04)
                                  ___        ___      ___      ___       ___       ___       ___       ___       ___       ___
  TOTAL DISTRIBUTIONS            (.97)     (1.07)   (1.09)   (1.04)     (.97)    (1.01)     (.93)     (.83)     (.82)     (.86)
                                  ___        ___      ___      ___       ___       ___       ___       ___       ___       ___
  Net asset value,
  end of year.                 $13.37     $13.92   $13.74   $14.28    $14.63    $15.31    $14.72    $14.90    $14.98    $15.03
                                  ===        ===      ===      ===       ===       ===       ===       ===       ===       ===
TOTAL INVESTMENT
  RETURN(2)...                   7.01%(3)  12.57%    6.67%   11.89%     9.45%    11.96%     2.08%     7.14%     6.11%     6.16%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets                _          _        _      .20%      .53%      .69%      .80%      .90%      .90%      .91%
  Ratio of net investment
  income to average
  net assets..                   7.79%(3)   7.66%    7.25%    7.19%     6.53%     6.13%     5.61%     5.68%     5.41%     5.42%
  Decrease reflected in above
  expense ratios due to
undertakings by The Dreyfus
Corporation (limited to the
expense limitation provision
of the Management
Agreement)....                   1.50%(3)   1.50%    1.16%     .79%      .41%      .24%      .11%      .01%        _         _
  Portfolio Turnover Rate       70.26%(4)  31.64%   23.48%   14.04    %12.32%    23.42%    12.21%    51.95%    35.47%    25.82%
  Net Assets, end of year
  (000's omitted)              $4,331    $13,019  $46,428  $85,066  $122,782  $148,765  $155,657  $145,444  $138,058  $129,031
  (1)From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2)Exclusive of sales load.
  (3)Annualized.
  (4)Not annualized.

                                                                        MINNESOTA SERIES (CONTINUED)
                                                   -----------------------------------------------------------------
                                                                    Class B Shares                  Class C Shares
                                                   ----------------------------------------------  -----------------
                                                                 Year Ended APRIL 30,             Year Ended APRIL 30,
                                                   ----------------------------------------------  -----------------
PER SHARE DATA:                                   1993(1)         1994     1995     1996     1997  1996(2)      1997
                                                     ----         ----     ----     ----     ----     ----      ----
  Net asset value, beginning of year               $14.86       $15.32   $14.74   $14.92   $15.01   $14.96    $15.01
                                                     ----         ----     ----     ----     ----     ----      ----
  INVESTMENT OPERATIONS:
  Investment income-net........                       .24          .78      .75      .74      .74      .50       .70
  Net realized and unrealized gain (loss)
  on investments...............                       .46         (.52)     .18      .09      .09      .05       .09
                                                     ----         ----     ----     ----     ----     ----      ----
  Total from Investment Operations                    .70          .26      .93      .83      .83      .55       .79
                                                     ----         ----     ----     ----     ----     ----      ----
  DISTRIBUTIONS:
  Dividends from investment income-net               (.24)        (.78)    (.75)    (.74)    (.74)    (.50)     (.70)
  Dividends from net realized gain on investments       _         (.06)       _        _     (.04)       _      (.04)
                                                     ----         ----     ----     ----     ----     ----      ----
  Total Distributions..........                      (.24)        (.84)    (.75)    (.74)    (.78)    (.50)     (.74)
                                                     ----         ----     ----     ----     ----     ----      ----
  Net asset value, end of year.                    $15.32       $14.74   $14.92   $15.01   $15.06   $15.01    $15.06
                                                     ====         ====     ====     ====     ====     ====      ====
TOTAL INVESTMENT RETURN(3).....                     16.32%(4)     1.55%    6.57%  5.62%      5.60%    5.15%(4)  5.34%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets            1.16%(4)     1.38%    1.44%  1.43%      1.44%    1.42%(4)  1.67%
  Ratio of net investment income to
  average net assets...........                      4.83%(4)     4.91%    5.13%    4.87%    4.90%    4.00%(4)  4.62%
  Decrease reflected in above expense ratios
  due to undertakings by The Dreyfus Corporation
  (limited to the expense limitation provision of
  the Management Agreement)....                       .14%(4)      .09%     .01%        _       _        _         _
  Portfolio Turnover Rate......                     23.42%       12.21%   51.95%   35.47%   25.82%  35.47%     25.82%
  Net Assets, end of year (000's omitted)          $4,633      $21,004  $23,217  $25,617  $26,004     $373      $307
  (1)From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2)From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3)Exclusive of sales load.
  (4)Annualized.


                                                                        NEW JERSEY SERIES*
                                                ------------------------------------------------------------------
                                                                         CLASS A SHARES
                                                ------------------------------------------------------------------
                                                         Year Ended July 31,                   Nine Months Ended
                                                --------------------------------
PER SHARE DATA:                                       1994(1)             1995          1996    APRIL 30, 1997(2)
                                                      -------           -------        -----   ---------------------
  Net asset value, beginning of year..                 $12.50           $12.58        $12.71        $12.79
                                                         ----             ----          ----          ----
  INVESTMENT OPERATIONS:
  Investment income-net...............                    .18              .71           .59           .42
  Net realized and unrealized gain (loss)
  on investments......................                    .08              .13           .08          (.02)
                                                         ----             ----          ----          ----
  TOTAL FROM INVESTMENT OPERATIONS....                    .26              .84           .67           .40
                                                         ----             ----          ----          ----
  DISTRIBUTIONS:
  Dividends from investment income-net                   (.18)            (.71)         (.59)         (.42)
  Dividends from net realized gain on investments           _                _             _          (.14)
                                                         ----             ----          ----          ----
  TOTAL DISTRIBUTIONS.................                   (.18)            (.71)         (.59)         (.56)
                                                         ----             ----          ----          ----
  Net asset value, end of year........                 $12.58           $12.71        $12.79        $12.63
                                                         ====             ====          ====          ====
TOTAL INVESTMENT RETURN(3)............                   2.07%(4)         7.01%         5.31%         4.25%(5)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets                   _              .10%         1.14%         1.20%(5)
  Ratio of net investment income to
  average net assets..................                   5.25%(5)         5.60%         4.55%         4.39%(5)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to
the expense limitation provision of the
Management Agreement).................                   2.50%(5)         1.35%          .08%          .10%(5)
  Portfolio Turnover Rate.............                      _            43.48%        28.14%       110.12%(4)
  Net Assets, end of year (000's omitted)              $2,318           $4,981        $5,212        $4,837
*On March 31, 1997, the New Jersey Series commenced operations through a transfer of assets from the New Jersey
  Series of Premier Insured Municipal Bond Fund. The financial data provided above prior to such date is for the New
  Jersey Series of Premier Insured Municipal Bond Fund.
(1)  From May 4, 1994 (commencement of operations) to July 31, 1994.
(2)  Effective August 1, 1996, the Series has changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.
(3)  Exclusive of sales load.
(4)  Not annualized.
(5)  Annualized.


                                                              NEW JERSEY SERIES* (CONTINUED)
                                                      -----------------------------------------------------------------
                                                                       CLASS B SHARES
                                                      -----------------------------------------------------------------
                                                             Year Ended July 31,                      Nine Months Ended
                                                      -------------------------------------
PER SHARE DATA:                                       1994(1)           1995           1996           APRIL 30, 1997(2)
                                                      -------          -------        -----           -----------------
  Net asset value, beginning of year..                 $12.50         $12.58         $12.71                $12.79
                                                         ----           ----           ----                  ----
  INVESTMENT OPERATIONS:
  Investment income-net...............                    .16            .65            .52                   .37
  Net realized and unrealized gain (loss)
  on investments......................                    .08            .13            .08                  (.02)
                                                         ----           ----           ----                  ----
  TOTAL FROM INVESTMENT OPERATIONS....                    .24            .78            .60                   .35
                                                         ----           ----           ----                  ----
  DISTRIBUTIONS:
  Dividends from investment income-net                   (.16)          (.65)          (.52)                 (.37)
  Dividends from net realized gain on investments           _              _              _                  (.14)
                                                         ----           ----           ----                  ----
  TOTAL DISTRIBUTIONS.................                   (.16)          (.65)          (.52)                 (.51)
                                                         ----           ----           ----                  ----
  Net asset value, end of year........                 $12.58         $12.71         $12.79                $12.63
                                                         ====           ====           ====                  ====
TOTAL INVESTMENT RETURN(3)............                   1.94%(4)       6.48%          4.79%                 3.74%(5)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets                 .50%(5)        .61%          1.63%                 1.69%(5)
  Ratio of net investment income to
  average net assets..................                   4.69%(5)       5.00%          4.04%                 3.88%(5)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to
the expense limitation provision of the
Management Agreement).................                   2.50%(5)       1.29%           .08%                  .09%(5)
  Portfolio Turnover Rate.............                      _          43.48%         28.14%               110.12%(4)
  Net Assets, end of year (000's omitted)              $2,373         $6,852         $8,910                $8,680
*On March 31, 1997, the New Jersey Series commenced operations through a transfer of assets from the New Jersey
  Series of Premier Insured Municipal Bond Fund. The financial data provided above prior to such date is for the New
  Jersey Series of Premier Insured Municipal Bond Fund.
(1)  From May 4, 1994 (commencement of operations) to July 31, 1994.
(2)  Effective August 1, 1996, the Series has changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.
(3)  Exclusive of sales load.
(4)  Not annualized.
(5)  Annualized.


                                                           NEW JERSEY SERIES* (CONTINUED)
                                                _________________________________________________________
                                                                   CLASS C SHARES
                                                _________________________________________________________
                                                Year Ended July 31,                  Nine Months Ended
                                               ____________________
PER SHARE DATA:                                       1996(1)                        APRIL 30, 1997(2)
                                                     ________                        __________________
  Net asset value, beginning of year..                $13.21                               $12.78
                                                    __________                           __________
  INVESTMENT OPERATIONS:
  Investment income-net...............                   .32                                  .35
  Net realized and unrealized gain (loss)
  on investments......................                  (.43)                                  __
                                                    __________                           __________
  TOTAL FROM INVESTMENT OPERATIONS....                  (.11)                                 .35
                                                    __________                           __________
  DISTRIBUTIONS:
  Dividends from investment income-net                  (.32)                                (.35)
  Dividends from net realized gain on investments         __                                 (.14)

                                                    __________                           __________
  TOTAL DISTRIBUTIONS.................                  (.32)                                (.49)
                                                    __________                           __________
  Net asset value, end of year........                $12.78                               $12.64
                                                   ==========                          ============
TOTAL INVESTMENT RETURN(3)............                (1.21%)(4)                            3.72%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets              1.95%(4)                             1.97%(4)
  Ratio of net investment income to
  average net assets..................                  3.68%(4)                            3.62%(4)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation (limited to
the expense limitation provision of the
Management Agreement).................                  .02%(4)                              .76%(4)
  Portfolio Turnover Rate.............                28.14%                              110.12%(5)
  Net Assets, end of year (000's omitted)                 $6                                   $1
*On March 31, 1997, the New Jersey Series commenced operations through a transfer of assets from the New Jersey
  Series of Premier Insured Municipal Bond Fund. The financial data provided above prior to such date is for the New
  Jersey Series of Premier Insured Municipal Bond Fund.
(1)  From December 4, 1995 (commencement of initial offering) to July 31, 1996.
(2)  Effective August 1, 1996, the Series has changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.
(3)  Exclusive of sales load.
(4)  Annualized.
(5)  Not annualized.


                                                                         NORTH CAROLINA SERIES
                                                 _____________________________________________________________________________
                                                                            Class A Shares
                                                 _____________________________________________________________________________
                                                                          Year Ended APRIL 30,
                                                 _____________________________________________________________________________
PER SHARE DATA:                                    1992(1)       1993          1994          1995          1996          1997
                                                  ________     ________      ________      ________      ________      ________
  Net asset value, beginning of year...           $12.00        $12.39        $13.40        $12.73        $12.72        $12.91
                                                  ________     ________      ________      ________      ________      ________
  INVESTMENT OPERATIONS:
  Investment income-net................              .62           .78           .74           .70           .67           .67
  Net realized and unrealized gain (loss)
          on investments                             .39          1.02         (.67)          (.01)          .19           .32
                                                  ________     ________      ________      ________      ________      ________
  Total from Investment Operations.....             1.01          1.80           .07           .69           .86           .99
                                                  ________     ________      ________      ________      ________      ________
  DISTRIBUTIONS:
  Dividends from investment income-net.             (.62)         (.78)         (.74)         (.70)         (.67)         (.67)
  Dividends from net realized gain
         on investments                              __           (.01)          __             __            __           __
                                                  ________     ________      ________      ________      ________      ________
  Total Distributions..................             (.62)         (.79)         (.74)         (.70)         (.67)         (.67)
                                                  ________     ________      ________      ________      ________      ________
  Net asset value, end of year.........           $12.39        $13.40        $12.73        $12.72        $12.91        $13.23
                                                 ========     =========      ========     =========      ========      ========
TOTAL INVESTMENT RETURN(2).............          11.36%(3)      14.97%          .29%         5.70%         6.79%         7.81%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          __             .29%          .44%          .65%          .98%         1.04%
  Ratio of net investment income to
     average net assets                           6.35%(3)       5.94%         5.38%         5.63%         5.11%         5.10%
  Decrease reflected in above expense ratios
  due to undertakings by The Dreyfus Corporation
  (limited to the expense limitation provision of
  the Management Agreement)............           1.14%(3)        .76%          .50%          .31%          .02%           __
  Portfolio Turnover Rate..............          15.01%(4)       5.76%        11.62%        12.02%        47.15%        44.91%
  Net Assets, end of year (000's omitted)        $26,387       $56,284       $68,074       $50,205       $47,042       $42,130
  (1) From August 1, 1991 (commencement of operations) to April 30, 1992.
  (2) Exclusive of sales load.
  (3) Annualized.
  (4) Not annualized.


                                                                      NORTH CAROLINA SERIES (continued)
                                           ______________________________________________________________________________
                                                              Class B Shares                         Class C Shares
                                           _______________________________________________         _____________________
                                                          Year Ended APRIL 30,                     Year Ended APRIL 30,
                                           _______________________________________________         _____________________
PER SHARE DATA:                            1993(1)     1994      1995      1996      1997          1996(2)         1997
                                           _______   _______   _______   _______   _______         _______       _______
  Net asset value, beginning of year        $12.90    $13.39    $12.72    $12.71    $12.90          $12.76        $12.90
                                           _______   _______   _______   _______   _______         _______       _______
  INVESTMENT OPERATIONS:
  Investment income-net........                .20       .66       .64       .60       .60             .40          .57
  Net realized and unrealized gain (loss)
  on investments..............      .          .49      (.67)     (.01)      .19       .32             .14          .32
                                           _______   _______   _______   _______   _______         _______       _______
  Total from Investment Operations             .69      (.01)      .63       .79       .92             .54           .89
                                           _______   _______   _______   _______   _______         _______       _______
  DISTRIBUTIONS:
  Dividends from investment income-net       (.20)      (.66)     (.64)     (.60)     (.60)           (.40)         (.57)
  Dividends from net realized gain
     on investments                           __         __        __        __        __              __            __
                                           _______   _______   _______   _______   _______         _______       _______
  Total Distributions..........              (.20)     (.66)      (.64)     (.60)     (.60)           (.40)         (.57)
                                           _______   _______   _______   _______   _______         _______       _______
  Net asset value, end of year.             $13.39    $12.72    $12.71    $12.90    $13.22          $12.90        $13.22
                                           =======   =======   =======   =======   =======         =======       ========
TOTAL INVESTMENT RETURN(3).....            18.53%(4)  (.27%)    5.12%      6.25%     7.27%           5.92%(4)      7.00%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets    .79%(4)   1.00%     1.18%     1.49%     1.54%           1.73%(4)      1.77%
  Ratio of net investment income to
  average net assets...........             4.47%(4)   4.78%     5.08%     4.59%     4.59%           4.31%(4)      4.31%
  Decrease reflected in above expense
   ratios due to
   undertakings by The Dreyfus Corporation
   (limited to the expense limitation provision
  of the Management Agreement).               .56%(4)   .48%      .30%      .02%       __              __           __
  Portfolio Turnover Rate......              5.76%    11.62%    12.02%    47.15%    44.91%          47.15%        44.91%
  Net Assets, end of year (000's omitted)  $13,145   $38,968   $42,310   $42,668   $43,979              $1           $11
  (1) From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2) From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3) Exclusive of sales load.
  (4) Annualized.


                                                                     OHIO SERIES
                         ___________________________________________________________________________________________________
                                                                   Class A Shares
                         ___________________________________________________________________________________________________
                                                                 Year Ended April 30,
                         ___________________________________________________________________________________________________
PER SHARE DATA:          1988(1)      1989      1990      1991      1992      1993      1994      1995      1996      1997
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  Net asset value,
  beginning of year       $14.50     $11.18    $11.66    $11.54    $12.00    $12.35    $13.09    $12.70    $12.62    $12.58
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
INVESTMENT OPERATIONS:
  Investment income-net      .80        .89      .88        .86       .80       .77       .74       .73       .71       .69
  Net realized and
  unrealized gain (loss)
  on investments           (3.32)      .48      (.08)       .46       .36      .81       (.36)     (.05)      .14      .17
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  TOTAL FROM INVESTMENT
  OPERATIONS..             (2.52)     1.37       .80       1.32      1.16      1.58       .38       .68       .85       .86
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
DISTRIBUTIONS:
  Dividends from
  investment
  income-net..              (.80)      (.89)    (.88)      (.86)    (.80)     (.77)     (.74)      (.73)    (.71)      (.69)
  Dividends from
  net realized gain
  on investments              __        __      (.04)       __      (.01)      (.07)    (.03)      (.03)     (.18)     (.10)
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  TOTAL DISTRIBUTIONS       (.80)      (.89)    (.92)      (.86)    (.81)      (.84)    (.77)      (.76)     (.89)     (.79)
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  Net asset value,
  end of year.            $11.18     $11.66    $11.54    $12.00   $12.35     $13.09    $12.70    $12.62    $12.58    $12.65
                         =======    =======   =======   =======   =======   =======   =======   =======   =======   ========
TOTAL INVESTMENT
  RETURN(2)...          (18.49%)(3)  12.72%     6.95%    11.84%    9.97%     13.24%     2.78%     5.63%     6.77%     6.91%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses
  to average
  net assets..              __         __        __        .21%     .52%       .70%      .81%      .92%      .89%      .91%
  Ratio of net investment
  income to average
  net assets..             7.79%(3)   7.57%    7.30%      7.20%    6.53%      6.03%     5.57%     5.84%     5.49%     5.40%
  Decrease reflected in above
  expense ratios due to
   undertakings by The
   Dreyfus Corporation
   (limited to the expense
   limitation provision of
   the Management
   Agreement)....          1.50%(3)      1.50%    1.12%       .78%       .41%      .23%     .12%       .01%      __        __
  Portfolio Turnover
   Rate                   11.10%(4)    14.49%   14.58%      3.00%    13.68%     6.08%     7.73%    39.53%    43.90%    29.65%
  Net Assets, end of year
   (000's omitted)          $8,043    $31,420   $92,864  $176,223  $243,074  $295,564  $293,706  $273,225  $257,639  $242,572
(1) From May 28, 1987 (commencement of operations) to April 30, 1988.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.


                                                                     OHIO SERIES (CONTINUED)
                                           ______________________________________________________________________________
                                                              Class B Shares                         Class C Shares
                                           _______________________________________________         _____________________
                                                          Year Ended APRIL 30,                     Year Ended APRIL 30,
                                           _______________________________________________         _____________________
PER SHARE DATA:                            1993(1)     1994      1995      1996      1997          1996(2)         1997
                                           _______   _______   _______   _______   _______         _______       _______
  Net asset value, beginning of year        $12.69    $13.09   $12.71     $12.63    $12.59          $12.68        $12.59
                                           _______   _______   _______   _______   _______         _______       _______
  INVESTMENT OPERATIONS:
  Investment income-net........                .20       .66       .66       .64       .62             .43           .59
  Net realized and unrealized gain (loss)
  on investments...............                .40      (.35)     (.05)      .14       .16             .09           .17
                                           _______   _______   _______   _______   _______         _______       _______
  Total from Investment Operations             .60       .31       .61       .78       .78             .52           .76
                                           _______   _______   _______   _______   _______         _______       _______
  DISTRIBUTIONS:
  Dividends from investment income-net        (.20)     (.66)     (.66)     (.64)     (.62)           (.43)         (.59)
  Dividends from net realized gain
      on investments                           __       (.03)    (.03)      (.18)     (.10)           (.18)         (.10)
                                           _______   _______   _______   _______   _______         _______       _______
  Total Distributions..........               (.20)     (.69)     (.69)     (.82)     (.72)           (.61)         (.69)
                                           _______   _______   _______   _______   _______         _______       _______
  Net asset value, end of year.             $13.09    $12.71    $12.63    $12.59    $12.65          $12.59        $12.66
                                           =======   =======   =======   =======   =======         =======      =========
TOTAL INVESTMENT RETURN(3).....          16.36%(4)     2.24%     5.06%     6.19%     6.27%           5.66%(4)      6.07%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets 1.17%(4)     1.38%     1.44%     1.42%     1.42%           1.63%(4)      1.64%
  Ratio of net investment income to
  average net assets...........           4.62%(4)     4.89%     5.29%     4.94%     4.87%           4.66%(4)      4.44%
  Decrease reflected in above expense ratios
  due to undertakings by The Dreyfus Corporation
  (limited to the expense limitation provision of
  the Management Agreement)....            .13%(4)      .10%     .01%       __        __              __             __
  Portfolio Turnover Rate......              6.08%     7.73%    39.53%    43.90%    29.65%         43.90%         29.65%
  Net Assets, end of year (000's omitted)   $8,482   $27,657   $32,797   $40,476   $44,746             $1           $694
  (1) From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2) From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3) Exclusive of sales load.
  (4) Annualized.


                                                                 PENNSYLVANIA SERIES
                         ___________________________________________________________________________________________________
                                                                   Class A Shares
                         ___________________________________________________________________________________________________
                                                                 Year Ended April 30,
                         ___________________________________________________________________________________________________
PER SHARE DATA:          1988(1)      1989      1990      1991      1992      1993      1994      1995      1996      1997
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  Net asset value,
  beginning of year      $15.00      $14.23    $14.78    $14.68   $15.21    $15.73     $16.61    $16.01    $16.12    $16.17
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  INVESTMENT OPERATIONS:
  Investment income-net     .85        1.13      1.13      1.12      1.06     1.02        .95       .91       .87       .85
  Net realized and
  unrealized gain (loss)
  on investments           (.77)        .55      (.08)      .55       .56      .99       (.57)      .11       .32       .24
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  TOTAL FROM INVESTMENT
  OPERATIONS..              .08        1.68      1.05     1.67       1.62      2.01       .38      1.02      1.19      1.09
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  DISTRIBUTIONS:
  Dividends from investment
  income-net..             (.85)      (1.13)    (1.13)    (1.12)    (1.06)    (1.02)     (.95)     (.91)     (.87)     (.85)
  Dividends from net realized
  gain on investments        __         __       (.02)     (.02)     (.04)    (.11)      (.03)      __       (.27)     (.18)
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  TOTAL DISTRIBUTIONS      (.85)      (1.13)    (1.15)    (1.14)    (1.10)    (1.13)     (.98)     (.91)    (1.14)    (1.03)
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  Net asset value,
  end of year.           $14.23      $14.78    $14.68    $15.21    $15.73   $16.61     $16.01    $16.12    $16.17    $16.23
                        ======      =======    ======    ======    ======   ======     ======    ======   =======    =======
TOTAL INVESTMENT
  RETURN(2)...            .87%(3)    12.21%     7.20%    11.74%    10.97%    13.19%     2.17%     6.65%     7.46%     6.89%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets       __          __        __        .22%      .56%      .69%      .81%      .92%      .92%      .92%
  Ratio of net investment
  income to average
  net assets..          7.08%(3)      7.46%     7.38%     7.32%     6.75%     6.24%     5.61%     5.77%     5.28%     5.22%
  Decrease reflected in
  above expense ratios
  due to undertakings by
  The Dreyfus Corporation
  (limited to the expense
  limitation provision of
  the Management
  Agreement)             1.50%(3)    1.50%      1.24%      .79%      .41%      .25%      .12%      .01%       __       __
  Portfolio
  Turnover Rate         67.48%(4)   25.10%    59.15%    25.74%    38.97%     8.64%     7.21%    55.19%    52.69%    60.57%
  Net Assets, end of year
  (000's omitted)        $2,870     $12,083   $51,418  $113,439  $158,437  $220,920  $235,619  $219,949  $216,802  $201,229
  (1) From July 30, 1987 (commencement of operations) to April 30, 1988.
  (2) Exclusive of sales load.
  (3) Annualized.
  (4) Not annualized.


                                                                 PENNSYLVANIA SERIES (CONTINUED)
                                           ______________________________________________________________________________
                                                              Class B Shares                         Class C Shares
                                           _______________________________________________         _____________________
                                                          Year Ended APRIL 30,                     Year Ended APRIL 30,
                                           _______________________________________________         _____________________
PER SHARE DATA:                            1993(1)     1994      1995      1996      1997          1996(2)         1997
                                           _______   _______   _______   _______   _______         _______       _______
  Net asset value, beginning of year        $16.10    $16.60   $16.01     $16.11    $16.16          $16.18        $16.16
                                           _______   _______   _______   _______   _______         _______       _______
  INVESTMENT OPERATIONS:
  Investment income-net........                .26       .85      .83        .79       .77             .53           .69
  Net realized and unrealized gain (loss)
  on investments...............                .50      (.56)     .10        .32       .25             .25           .25
                                           _______   _______   _______   _______   _______         _______       _______
  Total from Investment Operations             .76       .29       .93      1.11      1.02             .78           .94
                                           _______   _______   _______   _______   _______         _______       _______
  DISTRIBUTIONS:
  Dividends from investment income-net        (.26)     (.85)     (.83)     (.79)     (.77)           (.53)         (.69)
  Dividends from net realized gain
      on investments                            __      (.03)      __       (.27)     (.18)           (.27)         (.18)
                                           _______   _______   _______   _______   _______         _______       _______
  Total Distributions..........               (.26)    (.88)      (.83)    (1.06)     (.95)           (.80)         (.87)
                                           _______   _______   _______   _______   _______         _______       _______
  Net asset value, end of year.             $16.60    $16.01    $16.11    $16.16    $16.23          $16.16        $16.23
                                           =======   =======   =======   =======   =======         ========       =======
TOTAL INVESTMENT RETURN(3).....             16.39%(4)  1.65%     6.02%     6.92%     6.41%           6.71%(4)      5.92%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets    1.14%(4)  1.38%     1.44%     1.43%     1.43%           1.70%(4)      1.83%
  Ratio of net investment income to
  average net assets...........              4.90%(4)  4.95%     5.22%     4.76%     4.71%           4.46%(4)      4.28%
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation
  (limited to the expense limitation provision
  of the Management Agreement).               .15%(4)   .10%      .01%      __        __              __             __
  Portfolio Turnover Rate......              8.64%     7.21%    55.19%    52.69%    60.57%          52.69%        60.57%
  Net Assets, end of year (000's omitted)  $14,631   $59,057  $70,062   $72,610    $71,671             $21           $32
  (1) From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2) From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3) Exclusive of sales load.
  (4) Annualized.



                                                                    TEXAS SERIES
                         ___________________________________________________________________________________________________
                                                                   Class A Shares
                         ___________________________________________________________________________________________________
                                                                 Year Ended April 30,
                         ___________________________________________________________________________________________________
PER SHARE DATA:          1988(1)      1989      1990      1991      1992      1993      1994      1995      1996      1997
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  Net asset value,
  beginning of year      $15.50      $17.89    $18.64    $18.58    $19.25    $19.89    $21.23   $20.41     $20.69    $20.84
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  INVESTMENT OPERATIONS:
  Investment income-net    1.33        1.45      1.44      1.40      1.36      1.29      1.25      1.22      1.20      1.17
  Net realized and
  unrealized gain (loss)
  on investments           2.39         .75      (.05)     .67        .69      1.37      (.66)      .28       .45       .41
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  TOTAL FROM INVESTMENT
  OPERATIONS..             3.72        2.20      1.39     2.07       2.05      2.66       .59      1.50      1.65      1.58
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  DISTRIBUTIONS:
  Dividends from investment
  income-net..            (1.33)      (1.45)    (1.44)    (1.40)    (1.36)   (1.29)    (1.25)     (1.22)    (1.20)    (1.17)
  Dividends from net
  realized gain
  on investments            __         __        (.01)      __      (.05)     (.03)     (.13)      __       (.30)     (.26)
  Dividends in excess
  of net realized
  gain on investments       __         __         __        __       __         __      (.03)      __        __        __
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  TOTAL DISTRIBUTIONS     (1.33)      (1.45)    (1.45)   (1.40)     (1.41)   (1.32)    (1.41)    (1.22)    (1.50)    (1.43)
                         ______      ______    ______    ______    ______    ______    ______    ______    ______    ______
  Net asset value,
  end of year.           $17.89      $18.64    $18.58    $19.25    $19.89    $21.23    $20.41    $20.69    $20.84    $20.99
                         ======     =======   =======   =======    ======   =======   =======   =======   =======   ========
TOTAL INVESTMENT
  RETURN(2)...            26.23%(3)  12.79%     7.55%    11.54%    10.97%    13.80%     2.62%     7.63%     8.06%     7.74%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses
  to average
  net assets..             __           __        __        __       .15%      .36%      .39%      .37%      .37%      .37%
  Ratio of net investment
  income to average
  net assets..           7.94%(3)     7.90%     7.50%     7.29%     6.78%     6.18%     5.78%     6.01%     5.64%      5.54%
  Decrease reflected in above
  expense ratios due to
  undertakings by The
  Dreyfus Corporation
  (limited to the expense
  limitation provision of
  the Management
  Agreement)....          1.50%(3)    1.50%     1.50%     1.27%      .88%      .62%      .55%      .55%      .55%      .55%
  Portfolio Turnover
   Rate                  47.85%(4)    6.84%     2.62%    1.95%      7.49%   14.94%      9.68%    38.68%    49.24%    61.22%
  Net Assets, end of year
  (000's omitted)        $1,553      $2,902    $5,642   $15,139   $37,208   $72,037   $76,277   $68,103   $62,864   $60,849
  (1) From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2) Exclusive of sales load.
  (3) Annualized.
  (4) Not annualized.


                                                                   TEXAS SERIES (CONTINUED)
                                          ______________________________________________________________________________
                                                              Class B Shares                         Class C Shares
                                           _______________________________________________         _____________________
                                                          Year Ended APRIL 30,                     Year Ended APRIL 30,
                                           _______________________________________________         _____________________
PER SHARE DATA:                            1993(1)     1994      1995      1996      1997          1996(2)         1997
                                           _______   _______   _______   _______   _______         _______       _______
  Net asset value, beginning of year        $20.52    $21.23    $20.41    $20.69    $20.84          $20.78        $20.83
                                           _______   _______   _______   _______   _______         _______       _______
  INVESTMENT OPERATIONS:
  Investment income-net.......      .          .33      1.13      1.10      1.09      1.06             .73           .99
  Net realized and unrealized gain (loss)
  on investments...............                .71      (.66)      .28       .45       .40             .35           .40
                                           _______   _______   _______   _______   _______         _______       _______
  Total from Investment Operations            1.04       .47      1.38      1.54      1.46            1.08          1.39
                                           _______   _______   _______   _______   _______         _______       _______
  DISTRIBUTIONS:
  Dividends from investment income-net        (.33)    (1.13)    (1.10)    (1.09)    (1.06)           (.73)         (.99)
  Dividends from net realized gain
     on investments                            __       (.13)      __       (.30)     (.26)           (.30)         (.26)
  Dividends in excess of net realized gain
  on investments...............                __       (.03)      __        __        __              __            __
                                           _______   _______   _______   _______   _______         _______       _______
  Total Distributions..........               (.33)    (1.29)    (1.10)    (1.39)    (1.32)          (1.03)        (1.25)
                                           _______   _______   _______   _______   _______         _______       _______
  Net asset value, end of year.            $21.23    $20.41     $20.69    $20.84    $20.98          $20.83        $20.97
                                           =======   =======   =======   =======   =======         ========       =======
TOTAL INVESTMENT RETURN(3).....            17.60%(4)   2.05%     7.05%     7.51%     7.15%           7.29%(4)      6.79%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets    .82%(4)    .94%      .89%      .88%      .88%           1.18%(4)      1.19%
  Ratio of net investment income to
  average net assets...........             4.81%(4)   5.15%     5.46%     5.13%     5.03%           4.77%(4)      4.57%
  Decrease reflected in above expense ratios
  due to undertakings by The Dreyfus
  Corporation (limited to the expense
  limitation provision of the Management
  Agreement)...................               .49%(4)   .54%      .55%      .55%      .55%            .58%(4)       .54%
  Portfolio Turnover Rate......             14.94%     9.68%    38.68%    49.24%    61.22%          49.24%6        1.22%
  Net Assets, end of year (000's omitted)   $6,373   $15,878   $16,818   $17,461   $17,396              $1          $129
  (1) From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2) From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3) Exclusive of sales load.
  (4) Annualized.


                                                                           VIRGINIA SERIES
                                                 _____________________________________________________________________________
                                                                            Class A Shares
                                                 _____________________________________________________________________________
                                                                          Year Ended APRIL 30,
                                                 _____________________________________________________________________________
PER SHARE DATA:                                    1992(1)       1993          1994          1995          1996          1997
                                                  ________     ________      ________      ________      ________      ________
  Net asset value, beginning of year...             $15.00       $15.50        $16.80        $16.02       $16.03        $16.27
                                                  ________     ________      ________      ________      ________      ________
  INVESTMENT OPERATIONS:
  Investment income-net................                .78         1.00           .97           .94           .93           .94
  Net realized and unrealized gain (loss)
    on investments                                     .50         1.31          (.75)          .04           .24           .34
                                                  ________     ________      ________      ________      ________      ________
  Total from Investment Operations.....               1.28         2.31           .22           .98          1.17          1.28
                                                  ________     ________      ________      ________      ________      ________
  DISTRIBUTIONS:
  Dividends from investment income-net.               (.78)       (1.00)         (.97)         (.94)         (.93)         (.94)
  Dividends from net realized gain on investments       __         (.01)         (.01)         (.03)           __            __
  Dividends in excess of net realized gain
     on investments                                     __          __           (.02)           __            __            __
                                                  ________     ________      ________      ________      ________      ________
  Total Distributions..................               (.78)       (1.01)        (1.00)         (.97)         (.93)         (.94)
                                                  ________     ________      ________      ________      ________      ________
  Net asset value, end of year.........             $15.50       $16.80        $16.02        $16.03        $16.27        $16.61
                                                  ========     ========      ========      ========      ========      =========
TOTAL INVESTMENT RETURN(2).............             11.54%(3)    15.32%         1.10%         6.39%         7.32%         8.02%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets              __          .27%          .46%          .39%          .50%          .39%
  Ratio of net investment income to
    average net assets                               6.42%(3)    6.02%          5.64%         5.93%         5.58%         5.67%
  Decrease reflected in above expense ratios
    due to undertakings
    by The Dreyfus Corporation
    (limited to the expense limitation
    provision of the Management Agreement)            1.22%(3)       .76%          .55%          .55%          .55%          .55%
  Portfolio Turnover Rate..............             5.96%(4)      9.32%        30.69%        21.60%        50.06%        45.29%
  Net Assets, end of year (000's omitted)          $23,096     $55,627        $65,279       $62,428       $61,149       $61,099
  (1) From August 1, 1991 (commencement of operations) to April 30, 1992.
  (2) Exclusive of sales load.
  (3) Annualized.
  (4) Not annualized.


                                                           VIRGINIA SERIES
                                          ______________________________________________________________________________
                                                              Class B Shares                         Class C Shares
                                           _______________________________________________         _____________________
                                                          Year Ended APRIL 30,                     Year Ended APRIL 30,
                                           _______________________________________________         _____________________
PER SHARE DATA:                            1993(1)     1994      1995      1996      1997          1996(2)         1997
                                           _______   _______   _______   _______   _______         _______       _______
  Net asset value, beginning of year        $16.25    $16.80    $16.02    $16.03    $16.27          $16.17        $16.26
                                           _______   _______   _______   _______   _______         _______       _______
  Investment Operations:
  Investment income-net                        .26       .88       .85       .84       .86             .57           .81
  Net realized and unrealized gain (loss)
  on investments                               .55     (.75)       .04       .24       .33             .09           .34
                                           _______   _______   _______   _______   _______         _______       _______
  Total from Investment Operations             .81       .13       .89      1.08      1.19             .66          1.15
                                           _______   _______   _______   _______   _______         _______       _______
  DISTRIBUTIONS:
  Dividends from investment income-net        (.26)     (.88)     (.85)     (.84)     (.86)           (.57)         (.81)
  Dividends from net realized gain
    on investments                              __      (.01)      __         __        __              __            __
  Dividends in excess of net realized
  gain on investments                           __      (.02)    (.03)        __        __              __            __
                                           _______   _______   _______   _______   _______         _______       _______
  Total Distributions                         (.26)     (.91)    (.88)      (.84)  (.86)             (.57)          (.81)
                                           _______   _______   _______   _______   _______         _______       _______
  Net asset value, end of year              $16.80    $16.02    $16.03    $16.27    $16.60          $16.26        $16.60
                                           =======   =======   =======   =======   =======         ========       =======
TOTAL INVESTMENT RETURN(3)                  17.22%(4)   .54%     5.83%     6.77%     7.41%           5.64%(4)      7.18%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets     .83%(4)  1.01%      .90%     1.01%      .90%           1.21%(4)      1.17%
  Ratio of net investment income to
  average net assets...........              4.62%(4)  5.02%     5.40%     5.06%     5.15%           4.55%(4)      4.83%
  Decrease reflected in above expense ratios
  due to undertakings
  by The Dreyfus Corporation
  (limited to the expense limitation provision
  of the Management Agreement).               .54%(4)   .54%      .55%      .55%      .55%            .52%(4)       .54%
  Portfolio Turnover Rate......              9.32%    30.69%    21.60%    50.06%    45.29%          50.06%        45.29%
  Net Assets, end of year (000's omitted)   $8,402   $25,254   $28,813   $33,120   $35,787            $166          $674
  (1) From January 15, 1993 (commencement of initial offering of Class B shares) to April 30, 1993.
  (2) From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.
  (3) Exclusive of sales load.
  (4) Annualized.

    Further information about each such Series' performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
ALTERNATIVE PURCHASE METHODS
                The Fund offers you three methods of purchasing each Series' shares; you may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Series' share represents an identical pro rata interest in the Series' investment portfolio.
                As to each Series, Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares _ Class A Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class
    A. See "Distribution Plan and Shareholder Services Plan _ Shareholder Services Plan."

                As to each Series, Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Series. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed if you redeem Class B shares within six years of purchase. See "How to Buy Shares _ Class B Shares" and "How to Redeem Shares _ Contingent Deferred Sales Charge _ Class B Shares." These shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual distribution fee at the rate of .50 of 1% of the value of the average daily net assets of Class
    B. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares of a Series automatically will convert to Class A shares of such Series, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

                As to each Series, Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Series. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Buy Shares _ Class C Shares" and "How to Redeem Shares _ Contingent Deferred Sales Charge _ Class C Shares." These shares also are subject to an annual service fee at the rate of .25 of 1%, and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.

                The decision as to which Class of shares is more beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C
                                    Page 31

    shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class A and Class B shares may be more attractive than Class C shares to investors with long-term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, and for investors who invest between $100,000 and $999,999 in Fund shares with long-term investment outlooks. Class A shares will not be appropriate for investors who invest less than $50,000 in Fund shares.

DESCRIPTION OF THE FUND
        INVESTMENT OBJECTIVE
                The Fund's investment objective is to maximize current income exempt from Federal income tax and, where applicable, from State income taxes for residents of the States of Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, New Jersey, North Carolina, Ohio, Pennsylvania, Texas and Virginia, without undue risk. To accomplish the Fund's investment objective, each Series invests primarily in the debt securities of the State after which it is named, such State's political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and such State's personal income taxes (collectively, "State Municipal Obligations" or when the context so requires, "Connecticut Municipal Obligations," "Florida Municipal Obligations," "Georgia Municipal Obligations," "Maryland Municipal Obligations," etc.). To the extent acceptable State Municipal Obligations are at any time unavailable for investment, such Series will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Each Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved. When used herein, the term "State" refers to the State after which a Series is named.
        MUNICIPAL OBLIGATIONS
                Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.
    Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.
                                    Page 32

        MANAGEMENT POLICIES
                It is a fundamental policy of the Fund that at least 80% of the value of each Series' net assets (except when maintaining a temporary defensive position) will be invested in Municipal Obligations and at least 65% of the value of each Series' net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments. At least 65% of the value of each Series' net assets will be invested in Municipal Obligations issued by issuers in such State, as defined above, and the remainder may be invested in securities that are not State Municipal Obligations and therefore may be subject to State income taxes. See "Investment Considerations and Risks _ Investing in State Municipal Obligations" below, and "Dividends, Distributions and Taxes."

                At least 70% of the value of each Series' net assets must consist of Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, L.P. ("Fitch"). Each Series may invest up to 30% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch. Each Series may invest in short-term Municipal Obligations which are rated in the two highest rating categories by Moody's, S&P or Fitch. See "Appendix B" in the Statement of Additional Information. Municipal Obligations rated Baa by Moody's or BBB by S&P or Fitch are considered investment grade obligations; those rated BBB by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. Investments rated Ba or lower by Moody's and BB or lower by S&P and Fitch ordinarily provide higher yields but involve greater risk because of their speculative characteristics. Each Series may invest in Municipal Obligations rated C by Moody's or D by S&P or Fitch, which is the lowest rating assigned by such rating organizations and indicates that the Municipal Obligation is in default and interest and/or repayment of principal is in arrears. See "Investment Considerations and Risks _ Lower Rated Bonds" below for a further discussion of certain risks. Each Series also may invest in securities which, while not rated, are determined by The Dreyfus Corporation to be of comparable quality to the rated securities in which the Series may invest; for purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined. Each Series also may invest in Taxable Investments of the quality described under "Appendix_Certain Portfolio Securities_Taxable Investments." Under normal market conditions, the weighted average maturity of each Series' portfolio is expected to exceed ten years.

                From time to time, a Series may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. Each Series may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective. See "Investment Considerations and Risks" below.

                Each Series' annual portfolio turnover rate is not expected to exceed 100%. Each Series may engage in various investment techniques, such as options and futures transactions, lending portfolio securities and short-selling. Use of certain of these techniques may give rise to taxable income. See "Dividends, Distribution and Taxes." For a discussion of the investment tech-
                                    Page 33

    niques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objective and Management Policies _ Management Policies" in the Statement of Additional Information.

        INVESTMENT CONSIDERATIONS AND RISKS
        GENERAL _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by each Series of the Fund, such as those with interest rates that fluctuate directly or indirectly based upon multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to hold the security. Each Series' net asset value generally will not be stable and should fluctuate based upon changes in the value of the Fund's portfolio securities. Securities in which the Series invests may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.
        INVESTING IN STATE MUNICIPAL OBLIGATIONS _ You should consider carefully the special risks inherent in the purchase of shares of each Series resulting from its purchase of the respective State's Municipal Obligations. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Obligations in which such Series invests. If there should be a default or other financial crisis relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Obligations in a Series' portfolio and the interest income to the Series could be adversely affected. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.

        CONNECTICUT SERIES _ Connecticut's economy relies in part on activities that may be adversely affected by cyclical change, and recent declines in defense spending have had a significant impact on unemployment levels. Although the State recorded General Fund surpluses in the fiscal years 1992 through 1996, Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligation Economic Recovery Notes. As of June 30, 1996, the General Fund had a cumulative deficit under GAAP of $639.9 million. It is estimated that the General Fund had a cumulative deficit under GAAP of $607.9 million as of June 30, 1997. As a result of the recurring budgetary problems, S&P downgraded the State's general obligation bonds from AA+ to AA in April 1990 and to AA- in September 1991. Fitch downgraded the State's general obligation bonds from AA+ to AA in March 1995. Moody's currently rates Connecticut's bonds Aa.


        FLORIDA SERIES _ The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida Municipal Obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the Legislature, provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the Legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required. Revenue bonds may be issued by the State or its agencies without a vote of Florida's
                                    Page 34

    electors only to finance or refinance the cost of State fixed capital outlay projects which may be payable solely from funds derived directly from sources other than State tax revenues. Fiscal year 1995-96 total General Revenue and Working Capital Funds available are estimated to have been $16.679 billion, which resulted in estimated unencumbered reserves of $293.3 million at the end of fiscal 1994-95. The General Revenue and Working Capital Funds ended the 1994-95 fiscal year with unencumbered reserves of $319.5 million.


        GEORGIA SERIES _ Georgia's Constitution limits appropriation of funds for any given fiscal year to the sum of the amount of unappropriated surplus expected to have accrued at the beginning of the fiscal year and an amount not greater than the total receipts anticipated, less refunds, as estimated. The State Constitution provides for supplementary appropriations in accordance with its provisions as well. Georgia's economy grew rapidly in the 1980's resulting in a general fund reserve. As a result of a slowdown in the State's economy in the early 1990's, the general fund reserve was effectively eliminated. Beginning in fiscal 1993, however, revenues once again began to exceed appropriations. The State's revenue shortfall reserve at the end of fiscal 1996 was approximately $313 million. Revenues are estimated to exceed expenditures for fiscal 1997.

        MARYLAND SERIES _ The public indebtedness of the State of Maryland and its instrumentalities is divided into three basic types: general obligation bonds for capital improvements and for various State-sponsored projects to the payment of which the State ad valorem property tax is exclusively pledged; limited, special obligation bonds issued by the Maryland Department of Transportation for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use; and obligations issued by certain authorities payable solely from specific non-tax, enterprise fund revenues for which the State has no liability and has given no moral obligation assurance.

                Since at least the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws, but the Constitution does require the annual operating budget to be in balance with estimated revenues. When the fiscal year 1997 budget was enacted, it was estimated that the General Fund surplus on a budgetary basis at June 30, 1997, would be approximately $22.5 million. As of February 1997, it was estimated that the General Fund surplus on a budgetary basis at June 30, 1997, would be $102.7 million. When the 1997 budget was submitted by the Governor to the General Assembly, it was estimated that the General Fund surplus on a budgetary basis at June 30, 1998 would be approximately $7.6 million, and that the balance in the Revenue Stabilization Account of the State Reserve Fund would be approximately $631 million.

        MASSACHUSETTS SERIES _ Massachusetts' economic and fiscal difficulties of recent years appear to have abated. While the Commonwealth's expenditures for state programs and services in each of the fiscal years 1987 through 1991 exceeded each year's current revenues, Massachusetts ended each of the fiscal years 1991 through 1996 with a positive fiscal balance in its general operating funds.

        MICHIGAN SERIES _ Michigan's economy has been undergoing certain basic changes in its underlying structure. These changes reflect a diversifying economy which is less reliant on the automobile industry. As a result, it is anticipated that the State's economy in the future will be less susceptible to cyclical swings and more resilient when national downturns occur. The principal sectors of Michigan's diversifying economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture. Michigan's unemployment rate averaged 9.9% in 1985 and averaged 4.9% in 1996.


                Michigan ended fiscal years 1989-90 and 1990-91 with negative balances of $310 million and $169 million, respectively. This cumulative deficit was eliminated as of the fiscal year ended September 30, 1992. Michigan ended fiscal years 1992-93, 1993-94, 1994 -95 and 1995-96 with surpluses of approximately $308 million, $460 million, $67.4 million and $6.2 million, respectively.

                                    Page 35

        MINNESOTA SERIES _ The structure of Minnesota's economy parallels the structure of the United States' economy as a whole when viewed at a highly aggregated level of detail. Diversity and a significant natural resource base are two important characteristics of the State's economy. However, the State of Minnesota experienced financial difficulties in the early 1980s because of a downturn in the State's economy resulting from the national recession. More recently, real growth has been equal to or greater than national growth.
                There can be no assurance that the financial problems referred to or similar future problems will not affect the market value or marketability of the Minnesota Municipal Obligations or the ability of the issuer thereof to pay interest or principal thereon.

        NEW JERSEY SERIES _ Although New Jersey enjoyed a period of economic growth with unemployment levels below the national average during the mid-1980s, its economy slowed down well before the onset of the national recession in July 1990. Reflecting the economic downturn, the State's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, New Jersey's unemployment rate fell to an average of 6.2% during 1996. As a result of New Jersey's fiscal weakness, in July 1991, S&P lowered its rating of the State's general obligation debt from AAA to AA+.


        NORTH CAROLINA SERIES _ The economic profile of the State of North Carolina consists of a combination of agriculture, industry and tourism, with agriculture as the basic element in the economy. The poultry industry is the leading source of agricultural income in the State, accounting for 29% of gross agricultural income. The tobacco and pork industries also are significant sources of gross agricultural income.


                The North Carolina Constitution requires a balanced budget. In 1996, State voters approved a State Constitutional amendment to give the Governor the power to veto budgetary and certain other legislative actions.


           OHIO SERIES _ Non-manufacturing industries now employ approximately 79.0% of all non-agricultural payroll workers in Ohio. However, due to the continued importance of manufacturing industries (including auto-related manufacturing), economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. Although Ohio's economy has improved since the 1980-82 national recession, the State experienced an economic slow-down during its 1990-91 fiscal year, consistent with national economic conditions during that period. For Ohio's fiscal year ended June 30, 1996, the Ohio Office of Budget and Management reported positive $781.3 million and $1,138.5 million ending fund and cash balances, respectively. Each of the foregoing factors could have an effect on the market for issuers generally or may have the effect of impairing the ability of issuers to pay interest on, or repay principal of, Ohio Municipal Obligations.


        PENNSYLVANIA SERIES _ Pennsylvania has been historically identified as a heavy industry state although that reputation has recently changed as the coal, steel and railroad industries declined. A more diversified economy has developed in Pennsylvania as a long-term shift in jobs, investment and workers away from the northeast part of the nation took place. The major sources of growth currently are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania is highly urbanized, with approximately 50% of the Commonwealth's total population contained in the metropolitan areas which include the cities of Philadelphia and Pittsburgh. The Commonwealth's adopted fiscal 1997-98 General Fund budget provided for a decrease in taxes of over $170 million. As of April 30, 1997, the General Fund had a surplus of $524.4 million or 3.8% above the official estimate for the prior fiscal year.


        TEXAS SERIES _ Economically and financially the State of Texas suffered during the 1980s significant damage from the continued depressed price of oil and gas and the overbuilding in the real estate market. The decline in oil prices, particularly since 1986, and the recession that followed have had a severe effect on the Texas banking and savings and loan industries, resulting in a number of closings among banks and savings and loans through the early 1990s. In recent years,
                                    Page 36

    the State's overall financial situation has improved significantly, however, as Texas' economic growth has been outpacing that of the United States as a whole. In fiscal years 1991, 1992, 1993, 1994, 1995 and 1996, Texas' General Revenue Fund ended with cash surpluses of $1.005 billion, $615 million, $1.630 billion, $2.225 billion, $2.101 billion and $1.623 billion, respectively.

        VIRGINIA SERIES _ Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater impact on Virginia relative to its size than any states other than Alaska and Hawaii. Virginia's economy has continued to grow over the last decade, and while per capita income has grown both faster and slower than the U.S. average from year to year during that period, per capita income continues to be above the national average. Virginia's unreserved General Fund balances have continued to grow in recent years from a low in 1991. The Virginia Constitution requires a balanced budget and, since 1993, the funding of a Revenue Stabilization Fund. Current debt levels are well below limits established by the Constitution.
        INVESTING IN MUNICIPAL OBLIGATIONS _ Each Series may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Series may be subject to greater risk as compared to a fund that does not follow this practice.
                Certain municipal lease/purchase obligations in which the Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
                Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Series and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Series. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

        ZERO COUPON SECURITIES _ Each Series may invest in zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds). Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company, and avoid liability for Federal income taxes, a Series may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


        LOWER RATED BONDS _ Each Series may invest up to 30% of its net assets in higher yielding (and, therefore, higher risk) debt securities, such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by Moody's, S&P or Fitch (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater mar-
                                    Page 37

    ket fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse market conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value. See "Appendix _ Certain Portfolio Securities _ Ratings."


        USE OF DERIVATIVES _ Each Series may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of a Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below and "Investment Objective and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.

        NON-DIVERSIFIED STATUS _ The classification of each Series as a "non-diversified" investment company means that the proportion of each Series' assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of a Series' assets may be invested in the securities of a limited number of issuers, the Series' portfolio may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Series may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
        SIMULTANEOUS INVESTMENTS _ Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
MANAGEMENT OF THE FUND

        INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of June 30, 1997, The Dreyfus Corporation managed or administered approximately $87 billion in assets for approximately 1.7 million investor accounts nationwide.


                The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The primary portfolio manager for each of the Florida Series and Georgia Series is Stephen C. Kris, who has held that position since February 1996 with respect to the Florida Series and September 1992 with respect to the Georgia Series, and has been employed by The Dreyfus Corporation since February 1988. The primary portfolio manager for each of the Connecticut Series, Massachusetts Series, New Jersey Series, North Carolina Series and Virginia Series is Samuel J. Weinstock, who has held that position with respect to the Connecticut Series and Massachusetts Series since August 1987, with respect to the North Carolina Series and Virginia Series since August 1991, and with respect to the New Jersey Series since March 31, 1997, and has been employed by The Dreyfus Corporation since March 1987. The primary portfolio manager for each of the Maryland Series, Pennsylvania
                                    Page 38

    Series and Texas Series is Douglas J. Gaylor, who has held that position since January 1996 with respect to each such Series, and has been employed by The Dreyfus Corporation since January 1996. Prior to joining The Dreyfus Corporation, Mr. Gaylor was a Municipal Portfolio Manager at PNC Bank since 1993 and from 1989 to September 1993 was a Municipal Portfolio Manager at Wilmington Trust Company. The primary portfolio manager for each of the Michigan Series, Minnesota Series and Ohio Series is Joseph P. Darcy, who has held that position and has been employed by The Dreyfus Corporation since May 1994. For more than five years prior to joining The Dreyfus Corporation, Mr. Darcy was a Vice President and Portfolio Manager for Merrill Lynch Asset Management. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank
    (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $259 billion in assets as of March 31, 1997, including approximately $88 billion in proprietary mutual fund assets. As of March 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.061 trillion in assets including approximately $58 billion in mutual fund assets.

                Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .55 of 1% of the value of each Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of a Series which would have the effect of lowering the expense ratio of that Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.

                For the fiscal year ended April 30, 1997, the Fund paid The Dreyfus Corporation a monthly management fee pursuant to undertakings in effect at the effective annual rate set forth below as a percentage of the relevant Series' average daily net assets:


                                            EFFECTIVE ANNUAL RATE OF
              NAME OF SERIES                   MANAGEMENT FEE PAID
              ---------------              --------------------------
              Connecticut                          .55 of 1%
              Florida                              .55 of 1%
              Georgia                              .55 of 1%
              Maryland                             .55 of 1%
              Massachusetts                        .55 of 1%
              Michigan                             .55 of 1%
              Minnesota                            .55 of 1%
              New Jersey                           .46 of 1%
              North Carolina                       .55 of 1%
              Ohio                                 .55 of 1%
              Pennsylvania                         .55 of 1%
              Texas                                .0
              Virginia                             .0

                                    Page 39

                In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.

                The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.

        DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

        TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.
HOW TO BUY SHARES
        GENERAL _ Fund shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.
                When purchasing Fund shares, you must specify which Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.

                Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

                The minimum initial investment is $1,000. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

                You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," and should specify the Series in which you are investing. Payments which are mailed should be sent to Dreyfus Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. If you are opening a new account, please enclose your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. Neither initial nor subsequent investments should be made by third party check.

                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or in any other bank having a correspondent bank in New York
                                    Page 40

    City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the applicable Series' DDA # as shown below, for purchase of Fund shares in your name:

                DDA #8900119489/Dreyfus Premier State Municipal Bond Fund/Connecticut Series
                DDA #8900119381/Dreyfus Premier State Municipal Bond Fund/Florida Series
                DDA #8900117087/Dreyfus Premier State Municipal Bond Fund/Georgia Series
                DDA #8900119403/Dreyfus Premier State Municipal Bond Fund/Maryland Series
                DDA #8900119470/Dreyfus Premier State Municipal Bond Fund/Massachusetts Series
                DDA #8900119411/Dreyfus Premier State Municipal Bond Fund/Michigan Series
                DDA #8900119438/Dreyfus Premier State Municipal Bond Fund/Minnesota Series
                DDA #8900088389/Dreyfus Premier State Municipal Bond Fund/New Jersey Series
                DDA #8900208635/Dreyfus Premier State Municipal Bond Fund/North Carolina Series
                DDA #8900119446/Dreyfus Premier State Municipal Bond Fund/Ohio Series
                DDA #8900119454/Dreyfus Premier State Municipal Bond Fund/Pennsylvania Series
                DDA #8900119462/Dreyfus Premier State Municipal Bond Fund/Texas Series
                DDA #8900208678/Dreyfus Premier State Municipal Bond Fund/Virginia Series


                The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable, and must indicate the Class of shares being purchased. If your initial purchase of Fund shares is by wire, please call 1-800-554-4611 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

                Fund shares also may be purchased through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark and the Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."

                Each Series' shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the net assets of each Series represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding.
    Each Series' investments are valued by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

                                    Page 41

                If an order is received by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time) on any business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.
                Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be cancelled and the institution could be held liable for resulting fees and/or losses.
                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
        CLASS A SHARES _ The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

                                                       SALES LOAD
                                                   --------------------
                                                AS A % OF          AS A % OF        DEALERS' REALLOWANCE
                                              OFFERING PRICE     NET ASSET VALUE          AS A % OF
        AMOUNT OF TRANSACTION                   PER SHARE          PER SHARE           OFFERING PRICE
        ------------------------------        --------------    ----------------    --------------------
        Less than $50,000......                    4.50              4.70                   4.25
        $50,000 to less than $100,000              4.00              4.20                   3.75
        $100,000 to less than $250,000             3.00              3.10                   2.75
        $250,000 to less than $500,000             2.50              2.60                   2.25
        $500,000 to less than $1,000,000           2.00              2.00                   1.75
        $1,000,000 or more.....                     -0-               -0-                    -0-

                A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC. The terms contained in the section of the Prospectus entitled "How to Redeem Shares _ Contingent Deferred Sales Charge" (other than the amount of the CDSC and time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

                Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of Fund shares) may purchase Class A shares for themselves, directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A
                                    Page 42

    shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.
                Class A shares also may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
                Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by The Dreyfus Corporation or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
                Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
                The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by The Dreyfus Corporation which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.
        CLASS B SHARES _ The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Shares." The Distributor compensates certain Service Agents for selling Class B and Class C shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.
        CLASS C SHARES _ The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."

        RIGHT OF ACCUMULATION _ CLASS A SHARES _ Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds, shares of certain other funds advised by The Dreyfus Corporation which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of the Fund, or of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

                                    Page 43

                To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
        TELETRANSFER PRIVILEGE _ You may purchase Fund shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of shares by calling 1-800-554-4611 or, if you are calling from overseas, call 516-794-5452.

SHAREHOLDER SERVICES
                The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.
        FUND EXCHANGES

                You may purchase, in exchange for a Class of a Series, shares of the same Class of one of the other Series or of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by The Dreyfus Corporation. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account Shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan. To use this service, you should consult your Service Agent or call 1-800-554-4611 to determine if it is available and whether any other conditions are imposed on its use.


                To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-554-4611.
    Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-554-4611, or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. If you have established the Telephone
                                    Page 44

    Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-554-4611. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares _ Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is being made: Telephone Exchange Privilege, Check Redemption Privilege, TELETRANSFER Privilege, and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.


                Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services "in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."

        AUTO-EXCHANGE PRIVILEGE

                Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis) in exchange for shares of a Series, in shares of the same Class of one of the other Series or of other funds in the Dreyfus Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged, as the case may be. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Dreyfus Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-554-4611. See "Dividends, Distributions and Taxes."

                                    Page 45

        DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark

                Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-554-4611. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Dreyfus Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

        GOVERNMENT DIRECT DEPOSIT PRIVILEGE

                 Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-554-4611. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.

        DIVIDEND OPTIONS

                Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of another fund in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.


                For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-554-4611.
    You may cancel these privileges by mailing written notification to Dreyfus Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated.

                                    Page 46

        AUTOMATIC WITHDRAWAL PLAN

                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-554-4611. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed on an annual basis 12% of the value of the shareholder's account will be subject to a CDSC on the amounts exceeding 12% of the initial account value. Withdrawals with respect to Class A shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

        LETTER OF INTENT _ CLASS A SHARES

                By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

                The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.
HOW TO REDEEM SHARES
        GENERAL
                You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.
                                    Page 47


                The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Series' then-current net asset value.

                The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES PURSUANT TO THE TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
                The Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
        CONTINGENT DEFERRED SALES CHARGE
        CLASS B SHARES _ A CDSC payable to the Distributor is imposed on any redemption of Class B shares of a Series which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Series held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Series held by you at the time of redemption.
                If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Series' performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.
                In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                The following table sets forth the rates of the CDSC for Class B shares, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

        YEAR SINCE PURCHASE                                      CDSC AS A % OF AMOUNT
        PAYMENT WAS MADE                                    INVESTED OR REDEMPTION PROCEEDS
        ---------------------                              ---------------------------------
        First....................................                        4.00
        Second...................................                        4.00
        Third....................................                        3.00
        Fourth...................................                        3.00
        Fifth....................................                        2.00
        Sixth....................................                        1.00
                                    Page 48

                The following table sets forth the rates of the CDSC for
    Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:
        YEAR SINCE PURCHASE                                      CDSC AS A % OF AMOUNT
        PAYMENT WAS MADE                                    INVESTED OR REDEMPTION PROCEEDS
        ---------------------                              ---------------------------------
        First....................................                        3.00
        Second...................................                        3.00
        Third....................................                        2.00
        Fourth...................................                        2.00
        Fifth....................................                        1.00
        Sixth....................................                        0.00

                In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996); then of amounts representing the cost of shares purchased six years (five years for shareholders beneficially owning
    Class B shares on November 30, 1996) prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period (five-year period for shareholders beneficially owning Class B shares on November 30, 1996).
                For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.
        CLASS C SHARES _ A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge _ Class B Shares" above.
        WAIVER OF CDSC _ The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or
    (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor exceeds $1,000,000, (c) redemptions as a result of a combination of any investment company with the relevant Series by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described in the Fund's Prospectus. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure in the Fund's Prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus at the time of the purchase of such shares.
                                    Page 49

                To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
          PROCEDURES

                You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege with respect to Class A shares only, or the TELETRANSFER Privilege. If you are a client of a Selected Dealer, you may redeem shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
    Shares for which certificates have been issued are not eligible for the Check Redemption or TELETRANSFER Privilege.


                Your redemption request may direct that the redemption proceeds be used to purchase shares of other funds advised or administered by The Dreyfus Corporation that are not available through the Exchange Privilege. The applicable CDSC will be charged upon the redemption of Class B and Class C shares. Your redemption proceeds will be invested in shares of the other fund on the next business day. Before you make such a request, you must obtain and should review a copy of the current prospectus of the fund being purchased. Prospectuses may be obtained by calling 1-800-554-4611. The prospectus will contain information concerning minimum investment requirements and other conditions that may apply to your purchase.


                If you select the TELETRANSFER redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or exchange of Series shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Series' net asset value may fluctuate.


        REGULAR REDEMPTION _ Under the regular redemption procedure, you may redeem shares by written request mailed to Dreyfus Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. If you have any questions with respect to signature
                                    Page 50

    guarantees, please contact your Service Agent or call the telephone number listed on the cover of this Prospectus.

                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

        CHECK REDEMPTION PRIVILEGE _ CLASS A SHARES _ You may write
    Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuations in the net asset value of the Class A shares should be considered in determining the amount of the check. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions (see "Dividends, Distributions and Taxes"). Any Redemption Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

        TELETRANSFER PRIVILEGE _ You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.

                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of shares by calling 1-800-554-4611 or, if you are calling from overseas, call 516-794-5452.

        REDEMPTION THROUGH A SELECTED DEALER _ If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.
                In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the dealer to transmit orders on a timely basis. The dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.
                                    Page 51


        REINVESTMENT PRIVILEGE _ Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinvestment, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, the shareholder's account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN
                Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.
        DISTRIBUTION PLAN _ Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares of each Series at an annual rate of .50 of 1% of the value of the average daily net assets of Class B and .75 of 1% of the value of the average daily net assets of Class C.
        SHAREHOLDER SERVICES PLAN _ Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
DIVIDENDS, DISTRIBUTIONS AND TAXES
        DIVIDENDS AND DISTRIBUTIONS _ Each Series ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) are received by the Transfer Agent in written or telegraphic form. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.
                Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the Series and the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. Each Series' earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying account-holder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions by each Series from its net realized securities gains, if any, generally are declared and paid once a year, but the Series may make distributions on a more frequent basis to comply with distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Series will make distributions from its net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the Series and the
                                    Page 52

    same Class from which they were paid at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class B and Class C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by the relevant Class. See "Fee Table."
        FEDERAL TAX TREATMENT _ Under the Code, each Series of the Fund is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by a Series from net investment income will not be subject to Federal income tax. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund are subject to Federal income tax as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of a Series generally are subject to Federal income tax as long-term capital gains if you are a citizen or resident of the United States. Dividends and distributions attributable to income or gain derived from securities transactions and from the use of certain of the investment techniques described under "Appendix _ Investment Techniques," will be subject to Federal income tax. No dividend paid by any Series will qualify for the dividends received deduction allowable to certain U.S. corporations. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of any Series which is deemed to relate to exempt-interest dividends is not deductible.

                Although all or a substantial portion of the dividends paid by each Series may be excluded by shareholders of the Series from their gross income for Federal income tax purposes, each Series may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If a Series purchases such securities, the portion of the Series' dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.

                Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in a Series. If a Series pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividends as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

                The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares of a Series if you exchange your Class A shares for shares of another Series or fund advised or administered by The Dreyfus Corporation within 91 days of purchase and such other Series or other fund reduces or eliminates its otherwise applicable sales load charge for the purpose of the exchange. In this case, the amount of your sales load charge for Class A shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of your Class A shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the other Series or fund shares received on the exchange.


                The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

                                    Page 53

                Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

                Management of the Fund believes that each Series has qualified for the fiscal year ended April 30, 1997 as a "regulated investment company" under the Code. Each Series intends to continue to so qualify, if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Series of the Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains, if any.

        STATE AND LOCAL TAX TREATMENT _ Each Series will invest primarily in Municipal Obligations of the State after which the Series is named.
    Except to the extent specifically noted below, dividends by a Series are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Obligations. However, some or all of the other dividends or distributions by a Series may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Series derived from obligations of the United States or its agencies or instrumentalities.
                The Fund anticipates that a substantial portion of the dividends paid by each Series will not be subject to income tax of the State after which the Series is named. However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Series may represent taxable income. Also, all or a portion of the dividends paid by a Series that are not subject to income tax of the State after which the Series is named may be a preference item for such State's alternative minimum tax (where imposed). Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Series.
                The paragraphs below discuss the State tax treatment of dividends and distributions by each Series to residents of the State after which the Series is named. Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.
        CONNECTICUT SERIES _ Dividends by the Series that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing. Dividends that qualify as capital gain dividends for Federal income tax purposes are not subject to the Connecticut income tax to the extent they are derived from Connecticut Municipal Obligations. Dividends derived from other sources are subject to the Connecticut income tax. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Series that is derived from income received by the Series as interest from Connecticut Municipal
                                    Page 54

    Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even though treated as a preference item for purposes of the Federal alternative minimum tax.
                Dividends qualifying as exempt-interest dividends for Federal income tax purposes that are distributed by the Series to entities taxed as corporations under the Connecticut corporation business tax are not exempt from that tax.
                The shares of the Series are not subject to property taxation by the State of Connecticut or its political subdivisions.
        FLORIDA SERIES _ Dividends or distributions by the Fund to a Florida individual resident are not taxable by Florida. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.
                Dividends qualifying as exempt-interest dividends for Federal income tax purposes as well as other Federally taxable dividends and distributions that are distributed by the Series to entities taxed as corporations under Florida law may not be exempt from the Florida corporate income tax.
                The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Florida Series' shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Series' portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, and other assets which are exempt from that tax.
        GEORGIA SERIES _ Dividends and distributions by the Georgia Series to a Georgia resident that are attributable to interest on Georgia Municipal Obligations or direct obligations of the United States and its territories and possessions are not subject to the State of Georgia income tax. Dividends or other distributions by the Series which are attributable to other sources, including all distributions that qualify as capital gains dividends for Federal income tax purposes, are subject to the State of Georgia income tax at the applicable rate.
                The Georgia intangibles tax previously imposed upon certain intangible personal property has been repealed, effective as of January 1, 1996. Accordingly, shares of the Georgia Series will not be subject to an intangibles tax in Georgia.
        MARYLAND SERIES _ Dividends and distributions by the Series to a Maryland resident (including individuals, corporations, estates or trusts who are subject to Maryland state and local income tax) will not be subject to income tax in Maryland to the extent that such dividends or distributions (a) qualify, for Federal income tax purposes, as exempt-interest dividends of a regulated investment company and are attributable to (i) interest on Maryland Municipal Obligations or (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (b) are attributable to gain realized by the Series from the sale or exchange of Maryland Municipal Obligations or obligations of the United States or an authority, commission or instrumentality thereof. To the extent that distributions by the Series are attributable to sources other than those described above, such as (x) interest on obligations issued by states other than Maryland or (y) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Series shares will be subject to Maryland taxation.
                Maryland presently includes in taxable net income items of tax preferences as defined in the Code. Interest paid on certain private activity bonds constitutes a tax preference. Accordingly, subject to a threshold amount, 50% of any distributions by the Series attributable to such private activity bonds will not be exempt from Maryland state and local income taxes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Series to purchase or carry shares of the Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.
                                    Page 55

                In the event the Series fails to qualify as a regulated investment company, the Series would be subject to corporate Maryland income tax and distributions generally would be taxable as ordinary income to the shareholders.
                Individuals will not be subject to personal property tax on their shares of the Maryland Series.

        MASSACHUSETTS SERIES _ Dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that the dividends are attributable to income received by the Series from Massachusetts Municipal Obligations or direct U.S. Government obligations, and are properly designated as such. Distributions of capital gain dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent such distributions are attributable to gain from the sale of certain Massachusetts Municipal Obligations the gain from which is exempt from the Massachusetts personal income tax, and the distributions are properly designated as such. Dividends or distributions by the Series to a Massachusetts resident that are attributable to most other sources are subject to the Massachusetts personal income tax. In addition, distributions from the Series may be included in the net income measure of the corporate excise tax for corporate shareholders who are subject to the Massachusetts corporate excise tax. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held since January 1, 1995. The Massachusetts Department of Revenue has released proposed regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions, so long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the assets giving rise to such gains is deemed to be more than one but not more than two years. A challenge to the new law is currently pending before the Massachusetts Supreme Judicial Court. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Series.

                The shares of the Series are not subject to property taxation by Massachusetts or its political subdivisions.

        MICHIGAN SERIES _ Dividends by the Series to a Michigan resident individual are not subject to the Michigan personal income tax and are excluded from the taxable income base of the Michigan intangibles tax to the extent that the dividends are attributable to income received by the Series as interest from the Series' investment in Michigan Municipal Obligations, obligations of U.S. possessions, as well as direct U.S. Government obligations.


                For Michigan personal income and intangibles tax purposes, the proportionate share of dividends from the Series' net investment income from other than Michigan Municipal Obligations and from distributions from any short-term or long-term capital gains will be included in Michigan taxable income and will be included in the taxable income base of the Michigan intangibles tax, except that dividends from net investment income or distributions from capital gains reinvested in Series' shares are exempt from such tax. The Michigan intangibles tax is being phased out over a four-year period which began in 1994 and will be fully repealed as of January 1, 1998. Additionally, for Michigan personal income tax purposes, any gain or loss realized when the shareholder sells or exchanges Series' shares will be included in Michigan taxable income.

                Persons engaging in business activities in Michigan may be subject to the Michigan Single Business Tax and should consult their tax advisers with respect to the application of such tax in connection with an investment in the Series.
                                    Page 56

        MINNESOTA SERIES _ Dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from Minnesota Municipal Obligations, provided such attributable dividends represent 95% or more of the exempt-interest dividends that are paid by the Series. Moreover, dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from a Series' investment in direct U.S. Government obligations. Dividends and distributions by the Series to a Minnesota resident that are attributable to most other sources are subject to the Minnesota personal income tax. Dividends and distributions from the Series will be included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income (franchise) taxes. In addition, dividends attributable to interest received by the Series that is a preference item for Federal income tax purposes, whether or not such interest is from a Minnesota Municipal Obligation, may be subject to the Minnesota alternative minimum tax.
                The shares of the Series are not subject to property taxation by Minnesota or its political subdivisions.

        NEW JERSEY SERIES _ The New Jersey Series is a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) the Series is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indices related thereto and (ii) at the close of each quarter of the taxable year, the Series has not less than 80% of the aggregate principal amount of all of its investments excluding financial options, futures and forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, including obligations of Puerto Rico, the Virgin Islands and other territories and possessions of the United States and certain other specified securities exempt from New Jersey income taxes. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.


                If the New Jersey Series continues to qualify as a qualified investment fund and the Series complies with its reporting obligations,
    (a) dividends and distributions by the New Jersey Series to a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax to the extent that the dividends and distributions are attributable to income earned by the Series as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of New Jersey Series shares by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shares of the New Jersey Series are not subject to property taxation by New Jersey or its political subdivisions. To the extent that you are subject to state and local taxes outside of New Jersey, dividends and distributions earned by an investment in the New Jersey Series may represent taxable income.

        NORTH CAROLINA SERIES _ Dividends paid by the North Carolina Series to a North Carolina resident that are attributable to interest on North Carolina Municipal Obligations or direct U.S. Government obligations are not subject to the North Carolina income tax. Dividends or distributions attributable to gain realized by the Series from the sale or exchange of certain North Carolina Municipal Obligations issued before July 1, 1995 will not be included in the North Carolina taxable income of a resident individual, trust or estate. Other dividends or distributions which are attributable to net realized securities gains and most other sources are subject to the North Carolina income tax at the applicable rate. Gain realized by a North
                                    Page 57

    Carolina resident shareholder from the sale or exchange of an interest held in the North Carolina Series also will be subject to the North Carolina income tax at the applicable rate.

                The North Carolina intangibles tax previously imposed upon certain intangible personal property was repealed, as of January 1, 1995. Accordingly, shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.

                To the extent that dividends or distributions from the North Carolina Series increase the surplus of a corporate shareholder required to file a North Carolina franchise tax return, such increase in the surplus will be subject to the North Carolina franchise tax.
        OHIO SERIES _ Dividends paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Series as interest from Ohio Municipal Obligations and direct obligations of the United States, certain Federal agencies and certain U.S. territories. Dividends or distributions paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includable in the net income basis of the Ohio Corporation Franchise Tax. The shares of the Series are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a "dealer in intangibles" (generally, a person in the lending or brokerage business), a decedent's estate, an Ohio insurance company, or a corporation taxed on the net worth basis of the Ohio Corporation Franchise Tax.
        PENNSYLVANIA SERIES _ Dividends by the Series will not be subject to the Pennsylvania personal income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends by the Series will not be subject to the Philadelphia School District investment income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. obligations, including obligations issued by U.S. possessions. Dividends or distributions by the Series to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.
                Dividends paid by the Series which are considered "exempt-interest dividends" for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Series may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Series attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. It is the current position of the Department of Revenue of the Commonwealth of Pennsylvania that Series shares are considered exempt assets (with a pro rata exclusion based on the value of the Series attributable to its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions) for purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.
                Shares of the Series are exempt from Pennsylvania county personal property taxes to the extent that the portfolio of the Series consists of Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions.
        TEXAS SERIES _ All dividends and distributions by the Series to Texas resident individuals are not subject to taxation by Texas. However, Texas enacted significant changes to its corporate franchise tax law for reporting years beginning January 1, 1992 and thereafter. These
                                    Page 58

    changes include the imposition of a tax measured by earned surplus, in addition to the previously existing tax on a corporation's capital. The earned surplus component of the Texas franchise tax is applicable only to the extent that it exceeds the taxable capital component of the franchise tax. For Texas franchise tax purposes, earned surplus is computed by reference to Federal taxable income. Thus, any amounts subject to Federal income tax that are payable by the Series to corporations doing business in or incorporated in Texas generally will be included in the earned surplus component of the Texas franchise tax, to the extent such earned surplus is apportioned to Texas. Dividends and other distributions not subject to Federal income tax generally will be excluded from the calculation of the earned surplus component of the franchise tax.
                Both the capital tax and earned surplus tax components of the Texas franchise tax are computed by reference to the portion of the corporation's capital or earned surplus, respectively, based on the corporation's gross receipts derived from Texas. To the extent dividend and interest payments are made by a corporation not incorporated in Texas, or another type of entity not legally domiciled in Texas, such dividends and payments are not considered to be Texas sourced receipts for franchise tax apportionment purposes.

                Effective with franchise tax reports originally due after January l, 1994 (which are based upon accounting years ending in 1993), other taxable distributions from the Series to corporations doing business in or incorporated in Texas (such as the proceeds resulting from net gain upon the sale of Series bonds) may be allocable to Texas as Texas sourced gross receipts for the earned surplus component of the franchise tax if: (l) the activities of the recipient corporation do not have a sufficient unitary connection with that corporation's other activities conducted within the state giving rise to the underlying sale of such assets; and (2) the recipient corporation has its commercial domicile in Texas. The Texas legislature has proposed legislation that, if adopted, would extend applicability of the franchise tax to numerous types of additional legal entities.

                The shares of the Series are not subject to property taxation by Texas or its political subdivisions.
        VIRGINIA SERIES _ Subject to the provisions discussed below, dividends paid to shareholders and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from Virginia income tax. Dividends paid to shareholders by the Series and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from Virginia income tax. To the extent any portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.
                Generally, dividends distributed to shareholders by the Series and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Series will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation that provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.
                                    Page 59

                As a regulated investment company, the Series may distribute dividends that are exempt from Virginia income tax to its shareholders if the Series satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Series fails to qualify, no part of its dividends will be exempt from Virginia income tax.
                When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Series receives taxable income, the Series must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Series.
PERFORMANCE INFORMATION
                For purposes of advertising, performance for each Class of shares may be calculated on several bases, including current yield, tax equivalent yield, average annual total return and/or total return.
                These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A. Performance for each Class will be calculated separately.
                Current yield refers to each Series' annualized net investment income per share over a 30-day period, expressed as a percentage of the maximum offering price per share in the case of Class A or the net asset value in the case of Class B or Class C at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of each Series' current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
                Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield calculated as described above.

                Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Series of the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time the Series has operated.

                Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated
                                    Page 60

    by combining the income and principal changes for a specified period and dividing by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge on Class A shares which, if reflected, would reduce the performance quoted.
                Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
                Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman
    Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications.
GENERAL INFORMATION

                The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 19, 1986. Before July 2, 1990, the Fund's name was Premier State Tax Exempt Bond Fund and, before March 31, 1997, its name was Premier State Municipal Bond Fund. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Fund's shares are classified into three classes _ Class A, Class B and Class C. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. Only holders of Class B or Class C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan.

                Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As discussed under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
                The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act, and for other purposes. A shareholder of one Series is not deemed to be a shareholder of any other Series. For certain matters Fund shareholders vote together as a group; as to others they vote separately by Series.
                                    Page 61

                To date, the Trustees have authorized the creation of thirteen Series of shares. All consideration received by the Fund for shares of one of the Series and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series. The Fund has the ability to create, from time to time, new series without shareholder approval.
                The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
                Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
                                    Page 62

APPENDIX
        INVESTMENT TECHNIQUES
        BORROWING MONEY _ Each Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. Each Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Series' total assets, such Series will not make any additional investments.
        SHORT-SELLING _ Each Series may make short sales of securities. In these transactions, a Series sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series, which would result in a loss or gain, respectively.

                Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Series' net assets. A Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

                Each Series also may make short sales "against the box," in which the Series enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will a Series have more than 15% of the value of its net assets in deposits on short sales against the box.
        USE OF DERIVATIVES _ Each Series may invest in the types of Derivatives enumerated under "Description of the Fund _ Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
                Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
                If a Series invests in Derivatives at inappropriate times or judges the market conditions incorrectly, such investments may lower the Series' return or result in a loss. A Series also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

                Although neither the Fund nor any Series is a commodity pool, certain Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which a Series can invest in such Derivatives. Each Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, no Series may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

                                    Page 63

                Each Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, a Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
        LENDING PORTFOLIO SECURITIES _ Each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3 % of the value of such Series' total assets, and the Series will receive collateral consisting of cash, U. S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
        FORWARD COMMITMENTS _ Each Series may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.
        CERTAIN PORTFOLIO SECURITIES
        CERTAIN TAX EXEMPT OBLIGATIONS _ Each Series may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Series to invest fluctuating amounts at varying rates of interest, pursuant to direct arrangements between the Series, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased will meet the quality criteria established for the purchase of Municipal Obligations.
        TAX EXEMPT PARTICIPATION INTERESTS _ Each Series may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Series an undivided interest in the Municipal Obligation in the proportion that the Series'
                                    Page 64

    participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Series, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Series' Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, each Series intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
        TENDER OPTION BONDS _ Each Series may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligations, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.
        CUSTODIAL RECEIPTS _ Each Series may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by a Series should increase the volatility of its net asset value and, thus, its price per share. These
                                    Page 65

    custodial receipts are sold in private placements. Each Series also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.
        STAND-BY COMMITMENTS _ The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. Each Series also may acquire call options on specific Municipal Obligations. A Series generally would purchase these call options to protect the Series from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Series of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Series.
        ZERO COUPON SECURITIES _ Each Series may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
        ILLIQUID SECURITIES _ Each Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Series' net assets could be adversely affected.
        TAXABLE INVESTMENTS _ From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Series' net assets) or for temporary defensive purposes, each Series may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic
                                    Page 66

    banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Series that are attributable to income earned by the Series from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Series' net assets be invested in Taxable Investments. When a Series has adopted a temporary defensive position, including when acceptable State Municipal Obligations are unavailable for investment by a Series, in excess of 35% of a Series' net assets may be invested in securities that are not exempt from Federal and, where applicable, State personal income taxes. Under normal market conditions, each Series anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. Taxable Investments are more fully described in the Statement of Additional Information, to which reference hereby is made.
        RATINGS _ Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated BB by Fitch are considered speculative and the payment of principal and interest may be affected at any time by adverse economic changes. Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Bonds rated DDD, DD or D by Fitch are in actual or imminent default, are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the issuer; DDD represents the highest potential for recovery of such bonds; and D represents the lowest potential for recovery. Such bonds, though high yielding, are characterized by great risk. See "Appendix B" in the Statement of Additional Information for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations.

                The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.

                                    Page 67


                The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended April 30, 1997, computed on a monthly basis, for each Series indicated, which invested over 5% of its assets in Municipal Obligations rated below investment grade, was as follows:


                                                                OHIO       PENNSYLVANIA
       FITCH            OR    MOODY'S     OR     S & P          SERIES        SERIES
      -------                ---------          --------       --------    ------------
        AAA                     Aaa                AAA           48.2%        48.3%
         AA                     Aa                 AA             8.0          7.9
         A                      A                  A             19.3         16.8
        BBB                     Baa                BBB           14.0         12.9
         BB                     Ba                 BB             6.3            _
        F-1                  MIG1/P-1           SP-1/A-1          .9           1.4
     Not Rated               Not Rated          Not Rated        3.3(1)       12.7(2)
                                                               ________
                                                                100.0%       100.0%
                                                               ________     ________
                                                               ________     ________


          (1) Included under the Not Rated category are securities comprising 3.3% of the Ohio Series' market value which, while not rated, have been determined by The Dreyfus Corporation to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.2%), A/A (.3%), Baa/BBB (1.5%) and B (.3%).


          (2) Included under the Not Rated category are securities comprising 12.7% of the Pennsylvania Series' market value which, while not rated, have been determined by The Dreyfus Corporation to be of comparable quality to securities in the following rating categories:
    Aaa/AAA (.9%), A/A (1.8%), Baa/BBB (4.7%), Ba/BB (3.2%) and B (2.1%).

                The actual distribution of the Series' investments by ratings on any given date will vary. In addition, the distribution of the Series' investments by ratings as set forth above should not be considered as representative of the Series' future portfolio composition.

                No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of Series shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.


Copy Rights 1997 Dreyfus Service Corporation                      PSTMBp071697
                                    Page 68


                 DREYFUS PREMIER STATE MUNICIPAL BOND FUND
                   CLASS A AND CLASS B AND CLASS C SHARES
                               PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                              JULY 16, 1997


        This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier State Municipal Bond Fund (the "Fund"), dated July 16, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

        The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

        Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                         TABLE OF CONTENTS
                                                                     Page

Investment Objective and Management Policies.........................B-2
Management of the Fund...............................................B-13
Management Agreement.................................................B-18
Purchase of Shares...................................................B-21
Distribution Plan and Shareholder Services Plan......................B-23
Redemption of Shares.................................................B-26
Shareholder Services.................................................B-27
Determination of Net Asset Value.....................................B-30
Dividends, Distributions and Taxes...................................B-31
Portfolio Transactions...............................................B-33
Performance Information..............................................B-33
Information About the Fund...........................................B-42
Transfer and Dividend Disbursing Agent, Custodian,
        Counsel and Independent Auditors.............................B-42
Appendix A...........................................................B-44
Appendix B...........................................................B-97
Financial Statements and Reports of Independent Auditors:
        Connecticut............B-106           New Jersey............B-194
        Florida................B-118           North Carolina........B-205
        Georgia................B-132           Ohio..................B-217
        Maryland...............B-143           Pennsylvania..........B-231
        Massachusetts..........B-156           Texas.................B-244
        Michigan...............B-168           Virginia..............B-256
        Minnesota..............B-181


                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


        The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

        Municipal Obligations. The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended April 30, 1997, computed on a monthly basis, for each Series was as follows:



Fitch Investors         Moody's Investors      Standard & Poor's
Service, L.P.           Service, Inc.           Ratings Group   Connecticut  Florida      Georgia
  ("Fitch")     or        ("Moody's")   or        ("S&P")        Series      Series       Series
AAA                      Aaa                      AAA             35.1%       50.0%       62.3%
AA                       Aa                       AA              26.1        13.7        28.5
A                        A                        A               13.6         4.3         5.5
BBB                      Baa                      BBB             17.7        11.0          .9
BB                       Ba                       BB               -           4.4          .1
F-1                      MIG 1/P-1                SP-1/A-1          .6         2.0         2.7
Not Rated                Not Rated                Not Rated        6.9 (1)    14.6 (2)      -
                                                                 ---------  ---------    --------
                                                                 100.0%      100.0%      100.0%
                                                                 =========  =========    ========



                                                                Maryland  Massachusetts  Michigan
    Fitch       or          Moody's     or          S&P           Series     Series       Series
AAA                      Aaa                      AAA             25.2%      45.8%        45.3%
AA                       Aa                       AA              31.0       10.8         16.4
A                        A                        A               27.4       18.2         13.8
BBB                      Baa                      BBB              7.7       14.0         10.2
BB                       Ba                       BB               -          -            -
F-1                      MIG 1/P-1                SP-1/A-1          .6        2.0          1.4
Not Rated                Not Rated                Not Rated        8.1 (3)    9.2 (4)     12.9 (5)
                                                                 ---------  ---------    --------
                                                                 100.0%     100.0%       100.0%
                                                                 =========  =========    ========


______________
1       Included in the Not Rated category are securities comprising 6.9% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Baa/BBB (
        6.3%) and Ba/BB (.6%).


2       Included in the Not Rated category are securities comprising 14.6% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA
        (1.0%), A/A (.9%) and Baa/BBB (12.7%).


3       Included in the Not Rated category are securities comprising 8.1% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Baa/BBB (
        7.2%), B (.8%) and F-1/MIG1, P-1/SP-1, A-1 (.1%).


4       Included in the Not Rated category are securities comprising 9.2% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rated category:  Baa/BBB (9.2%).


5       Included in the Not Rated category are securities comprising 12.9% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA
        (3.1%), A/A (.9%), Baa/BBB (5.8%) and Ba/BB (3.1%).


                                                                                 New     North
                                                                 Minnesota       Jersey  Carolina      Ohio
    Fitch       or          Moody's     or          S&P           Series         Series   Series      Series
AAA                        Aaa                     AAA             54.5%          91.7%   27.9%       48.2%
AA                         Aa                      AA              24.2             .1    24.1         8.0
A                          A                       A                7.5            1.8    19.2        19.3
BBB                        Baa                     BBB             10.1            4.7    22.1        14.0
BB                         Ba                      BB               -               .5     -           6.3
F-1                        MIG 1/P-1               SP-1/A-1          .6            1.2      .4          .9
Not Rated                  Not Rated               Not Rated        3.1 (6)        -       6.3 (7)     3.3 (8)
                                                                  ---------      ------  ---------   ---------
                                                                  100.0%         100.0%  100.0%      100.0%
                                                                  =========      ======  =========   =========



                                                                 Pennsylvania    Texas       Virginia
    Fitch       or          Moody's     or          S&P            Series        Series       Series
AAA                          Aaa                   AAA              48.3%         50.7%       29.2%
AA                           Aa                    AA                7.9          11.3        15.5
A                            A                     A                16.8          16.0        30.1
BBB                          Baa                   BBB              12.9          15.7        13.5
BB                           Ba                    BB                -             -            -
F-1                          MIG 1/P-1             SP-1/A-1          1.4           1.7          .9
Not Rated                    Not Rated             Not Rated        12.7 (9)       4.6 (10)   10.8 (11)
                                                                   ---------     ----------  ----------
                                                                   100.0%        100.0%      100.0%
                                                                   =========     ==========  ==========


_______________________
6       Included in the Not Rated category are securities comprising 3.1% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rated category:  Baa/BBB (3.1%).


7       Included in the Not Rated category are securities comprising 6.3% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rated category:  BBB (6.3%).


8       Included in the Not Rated category are securities comprising 3.3% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA
        (1.2%), A/A (.3%), Baa/BBB (1.5%) and B (.3%).


9       Included in the Not Rated category are securities comprising 12.7% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA
        (.9%), A/A (1.8%), Baa/BBB (4.7%), Ba/BB (3.2%) and B (2.1%).


10      Included in the Not Rated category are securities comprising 4.6% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA
        (.7%) and Baa/BBB (3.9%).


11      Included in the Not Rated category are securities comprising 10.8% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA
        (1.1%) , Baa/BBB (6.6%) and Ba/BB (3.1%).

        The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately oper ated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

        Floating and variable rate demand obligations are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

        The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of th e obligation, and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, including fees paid under the Fund's Shareholder Services Plan and, with respect to Class B and Class C shares only, Distributio n Plan, will have the effect of reducing the yield to investors.

        Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non -appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Series' investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of d ealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and
(5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a ) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold;
(c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation");
(e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. A Series will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 6" below.

        A Series will purchase tender option bonds only when the Fund is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Series. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

        Ratings of Municipal Obligations. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's P rospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities.

        Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, quali fied institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its portfolio during such period.

        Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issu ed or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Gove rnment to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financi al support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

        Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

        Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branche s of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Feder al Deposit Insurance Corporation.

        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument up on maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

        In a repurchase agreement, the Fund buys and the seller agrees to repurchase a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holdin g period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Series under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Series. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Series will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Series may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Management Policies

        Short-Selling. Until the Fund closes its short position or replaces the borrowed security, it will (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the securities sold short; or (b) otherwise cover its short position.

        Lending Portfolio Securities. In connection with its securities lending transactions, each Series may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

        The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Series must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Series must be able to terminate the loan at any time; (4) the Series must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Series may pay only reasonable custodian fees in connection with the loan.

        Derivatives. Each Series may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Series to invest than "traditional" securities would.

        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

        Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Series. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. Each Series may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Series which could adversely affect the value of the Fund's net assets. Although each Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Series to substantial losses.

        Successful use of futures by each Series also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain th e appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Series uses futures to hedge against the possibility of a decline in the market value of securities held in its portf olio and the prices of such securities instead increase, the Series will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Series has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Series may have to sell such securities at a time when it may be disadvantageous to do so.

        Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Series may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to th e value of the underlying commodity. The segregation of such assets will have the effect of limiting the Series' ability otherwise to invest those assets.

Specific Futures Transactions. Each Series may purchase and sell interest rate futures contracts. An interest rate future obligates the Series to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. Each Series may purchase and write (i.e., sell) call or put options with respect to interest rate futures contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

        A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered w hen, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for w riting covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whe ther or not the option is exercised.

        There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A li quid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in the secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

        Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

        Futures Developments. Each Series may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Series. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

        Forward Commitments. Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and de preciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may exp ose the Series to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place a ctually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Series is fully or almost fully invested may result in greater potential fluctuation in the value of such Series' net assets and its net asset value per share.

Investment Considerations and Risks

        Lower Rated Bonds. Each Series is permitted to invest in securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch. Such bonds, though higher yielding, are chara cterized by risk. See "Description of the Fund-- Investment Considerations and Risks--Lower Rated Bonds" in the Prospectus for a discussion of certain risks and "Appendix B" in this Statement of Additional Information for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

        Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by S&P, Moody's and Fitch to be predominantly spe culative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

        Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading m arket for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of part icular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a Series' portfolio and calculating such Series' net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

        These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

        The Fund may acquire these bonds during any initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

        The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds in which each Series may invest up to 5% of its net assets. Zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Series will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Series may obtain no return at all on its investment. See "Dividends , Distributions and Taxes."

        Investing in State Municipal Obligations. Investors should review the information in "Appendix A," which provides a brief summary of special investment considerations and risk factors relating to investing in State Municipal Obligations.

Investment Restrictions

        Each Series has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed as to a Series without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended ( the "1940 Act")) of such Series' outstanding voting shares. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. No Series may:

         1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

         2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Series' total assets). Transactions in futures and options and the entry into short sales t ransactions do not involve any borrowing for purposes of this restriction.


         3. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.


         4. Underwrite the securities of other issuers, except that the Series may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.


         5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.


         6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, the Fund may lend each Series' portfolio securities in an amount not to exceed 33-1/3% of the value of the Series' total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.


         7. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


         8.     Invest in companies for the purpose of exercising control.


         9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.


         10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.


        11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand featur e described in the Fund's Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the Series' net assets would be so invested.


        For purposes of Investment Restriction No. 7, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

        If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

        The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Series shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of a Series and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Series in the state involved.

        In addition, although not fundamental policies, the Pennsylvania Series may vary its portfolio investments only to (i) eliminate unsafe investments and investments not consistent with the preservation of capital or the tax status of investmen ts of the Pennsylvania Series; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from securities in like securities; or (iv) defray ordinarily administrative expenses.

        While not a fundamental policy, the Texas Series will not invest in real estate limited partnerships.


                          MANAGEMENT OF THE FUND

        Board members of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund

CLIFFORD L. ALEXANDER, JR., Board Member.  President of Alexander &
     Associates, Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, and Cognizant Corporation, a service provider of marketing information and information technology, The Dun & Bradstreet Corporation, MCI Communications Corporation, Mutual of America Life Insurance Company and TLC Beatrice International Holdings, Inc. He is 63 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.


PEGGY C. DAVIS, Board Member.  Shad Professor of Law, New York University
     School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 54 years old and her address is c/o New York University School of Law, 249 Sullivan Street, New York, New York 10011.


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is Chairman of the Board of Directors of Noel Group, Inc., a venture capital company, and Staffing Resources, Inc. a temporary placement agency. Mr. DiMartino also serves as a director of The Muscular Dystrophy Association; HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor; and Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10166.


ERNEST KAFKA, Board Member. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions, including President of the New York Psychoanalytic Society, and has published many articles on subjects in the field of psychoanalysis. He is 64 years old and his address is 23 East 92nd Street, New York, New York 10128.


SAUL B. KLAMAN, Board Member.  Chairman and Chief Executive Officer of SBK
    Associates, which provides research and consulting services to financial institutions. Dr. Klaman was President of the National Association of Mutual Savings Banks until Nove mber 1983, President of the National Council of Savings Institutions until June 1985, Vice Chairman of Golembe Associates and BEI Golembe, Inc. until 1989, and Chairman Emeritus of BEI Golembe, Inc. until November 1992. He also served as an Economis t to the Board of Governors of the Federal Reserve System and on several Presidential Commissions, and has held numerous consulting and advisory positions in the fields of economics and housing finance. He is 77 years old and his address is 431-B Dedham Street, The Gables, Newton Center, Massachusetts 02159.


NATHAN LEVENTHAL, Board Member.  President of Lincoln Center for the
    Performing Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 to March 1984 and Commissioner of the Department of Housing Preservation an d Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housin g Maintenance for New York City from 1972 to 1973. Mr. Leventhal also served as Chairman of Citizens Union, an organization which strives to reform and modernize city and state governments from June 1994 to June 1997. He is 54 years old and his add ress is 70 Lincoln Center Plaza, New York, New York 10023-6583.

        For so long as the Fund's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

        Ordinarily meetings of shareholders for the purpose of electing Board members will not be held unless and until such time as less than a majority of the Board members holding office have been elected by shareholders at which time the Board me mbers then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board members are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

        The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended April 30, 1997, and, by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:



                                                                    Total
                                                             Compensation from
                                          Aggregate            Fund and Fund
    Name of Board                      Compensation from      Complex Paid to
      Member                               Fund*               Board Member

Clifford L. Alexander, Jr.              $4,250                  $ 82,436 (17)

Peggy C. Davis                          $4,250                  $ 73,084 (15)

Joseph S. DiMartino                     $5,313                  $517,075 (94)

Ernest Kafka                            $4,250                  $ 69,584 (15)

Saul B. Klaman                          $4,250                  $ 73,584 (15)

Nathan Leventhal                        $4,000                  $ 71,084 (15)


* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $3,026 for all Board members as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 33 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director -Mutual Funds of The Boston Company, Inc. He is 41 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From Septembe r 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.


MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From December 1989 through Nove mber 1996, he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. He is 36 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to Aug ust 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 28 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to August 1993, he was employed as an Associate Examiner at the Na tional Association of Securities Dealers, Inc. He is 28 years old.


ELIZABETH A. KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor since September 1995, and an officer of other investment companies advised or administered by the Manager. She is 27 years old.


        The address of all officers of the Fund is 200 Park Avenue, New York, New York 10166.


        The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares of beneficial interest outstanding on June 27, 1997.


        As of June 27, 1997, the following persons owned 5% or more of the outstanding shares of beneficial interest of the Fund; Class A: Connecticut Series - Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL - 9.2%; Florida Series - Merri ll Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL
- 5.8%; Georgia Series - Fubs & Co. FEBO George W. Taylor Irrevocable Trust, Valdosta, Georgia - 6.9%; Judith Alexander, New York, N.Y. - 5.5%; Michigan Series - Merrill Lynch Pierce Fenner & Smi th, Inc., Jacksonville FL - 8.2%; Minnesota Series - Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL
- 5.8%; New Jersey Series - Bernard Stern & Rhoda Stern, Cranbury, NJ - 7.3%; Joan B. Scannell, Upper Montclair, NJ - 5.6%; Stuart G. Man n and Susan B. Mann, Cedar Knolls, NJ - 5.2%; North Carolina Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 6.7%; Pennsylvania Series - Mary Alice Morrissey & James D. Morrissey, Huntingdon Valley, PA - 5.8%; Virginia Series
- Merri ll Lynch Pierce Fenner & Smith, Jacksonville, FL - 6.4%.  Class B:
Connecticut Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 6.1%; Florida Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 11.8%; Georgia Series - Mer rill Lynch Pierce Fenner & Smith, Jacksonville, FL
- 15.6%; Maryland Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 7.2%; Massachusetts Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 6.5%; Michigan Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 10.4%; New Jersey Series - Lakeview Developers LTD, Fort Lee, NJ - 11.2%; Merrill Lynch Pierce, Fenner & Smith, Jacksonville, FL - 7.5%; Virginia Series - Merrill Lynch Pierce Fenner & Smith, Jacksonvi lle, FL
- 8.8%. Class C: Connecticut Series - US Clearing Corp, New York, NY - 16.7%; Reloads Inc., Manchester, CT - 8.0%; Carol C. Keenan, Wethersfield, CT - 6.5%; Paul L. Lutson, Stratford, CT - 5.9%; Edward J. Sicard, Jr., Coventry, CT - 5.7%; US Clearing Corp., New York, NY - 5.3%; Florida Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 53.5%; PaineWebber for the benefit of The Erick Stern Revocable Living Trust, Fort Lee, NJ - 31.6%; Frederick Carleton & Helen Carleton, Boynton Beach, Fl - 10.6; Georgia Series - Selvin
L. Smith, Jr., Atlanta, GA - 43.3%; Merrill Lynch Pierce Fenner & Smith, Inc.
- 24.7%; Elton Roberts, Marietta GA - 24.6%; Maryland Series - C. Owen Al len Rev Trust, Potomac, MD - 19.8%; Nina May Allen Rev Trust, Potomac, MD - 19.8%; Rufus C. Ling and Alice H. Ling Living Trust, Silver Spring, MD - 13.4%; Donaldson Lufkin Jenrette Securities Corporation Inc., Jersey City, NJ - 10.5%; Isadore Glazer TTEE and Brian Barkley TTEE Living Trust, Potomac, MD - 9.4%; Charles R. Brenner & Louise M. Brenner, Severna Park, MD - 5.7%; Galileo Petrosillo and Leona Kircher, Baltimore, MD - 5.2%; Galileo Petrosillio and Catherine Hodgeman, Baltimore, MD - 5. 2%; Galileo Petrosillo and Louisa Petrosillo, Baltimore, MD - 5.2%; Massachusetts Series - Premier Mutual Fund Services, Boston, MA - 100%; Michigan Series - Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL - 55.9%; Murvale L. Huston & Cat herine Ann Huston, Saint Clair, MI - 21.9%; Lee O. Newport & Alice B. Newport, Constantine, MI - 6.8%; Richard D. Snyder & Carole G. Snyder, Kalamazoo, MI 6.5%; Violet V. Webber, Waterford, MI - 6.0%; Minnesota Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -59.5%; Lawrence McConnell, Chatfield, MN - 23.1%; Wexford Clearing Services Corp. FBO Marie Reinfrs and Virginia Van Derostyne, Canby, MN - 9.0%; New Jersey Series - Lloyd E. Moore, Irvington, NJ
- 89.8%, Premier Mutual Fund Services, Inc., Boston, MA - 9.2%; North Carolina Series - William L. Crowe & C. Elizabeth Crowe, Cary, NC - 90.2%; Premier Mutual Fund Services, Inc. Boston, MA - 9.8%; Ohio Series - Ramco Specialties Inc., Hudson, OH - 72.3%; Max Weisbrod & Sylvia Weisbrod, Canton, OH - 15.0%; JoAnn Robedeau, Toledo, OH - 5.1%; Pennsylvania Series - Charles R. Weikert & Mary Jane Weikert, Fairfield, PA - 65.5%; Robert Hoffman & Dorothy Hoffman, Norristown, PA -18.2%; Merrill Lynch Pierce Fenner & Smith, Jack sonville, FL
- 12.8%; Texas Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL
- 99.1%; Virginia Series; Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -37.7%; US Clearing Corp, New York, NY - 22.0%; Stephens Inc., Little Rock, AR - 12.4%; Wheat First FBO David Rode and Doris C. Rode, Lynchburg, VA - 11.6%; Stephens Inc., Little Rock, AR -11.6%. A shareholder who beneficially owned, directly or indirectly, 25% or more of a Series' v oting securities may be deemed to be a "control person" (as defined in the 1940 Act) of that Series.


                              MANAGEMENT AGREEMENT

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


        The Manager provides management services pursuant to the Management Agreement (the "Agreement") with the Fund dated August 24, 1994. As to each Series, the Agreement is subject to annual approval by (i) the Fund's Board or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on October 31, 1996. Shareholders of each Series (other than the New Jersey Series which had not commenced operations) approved the Agreement on August 3, 1994. The Agreement is terminable without penalty, a s to each Series, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Series' shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the Act).


        The following persons are officers and/or directors of the Manager:
W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew
S. Wasser, Vice President-Information Systems; William V. Healey, Assistant Sec retary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.


        The Manager manages each Series' portfolio of investments in accordance with the stated policies of such Series, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with por tfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disidier, Douglas J. Gaylor, Karen M. Hand, Stephen
C. Kris, Richard J. Moynihan, W. Michael Pet ty, Jill C. Shaffro, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

        The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

        All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and
meetings, and any extraordinary expenses.   In addition, shares of each Class
are subject to an annual service fee and Cl ass B and Class C shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are al located among the Series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Series.

        As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .55 of 1% of the value of each Series' average daily net assets. For the fiscal years ended April 30, 1995, 199 6 and 1997, the management fee payable, the reduction in such fee pursuant to undertakings in effect, and the net management fee paid by each Series was as set forth below:


Series                  Management Fee Payable                      Reduction in Fee                        Net Fee Paid
                    1995         1996         1997         1995      1996       1997         1995          1996         1997

Connecticut      $2,082,924   $2,045,864   $1,972,181   $ 35,533   $       0   $      0    $2,047,391    $2,045,864 $1,972,181

Florida           1,599,553    1,504,679    1,318,540     27,718           0          0     1,571,835     1,504,679  1,318,540

Georgia             149,119      160,860      147,484    149,119      59,898          0             0       100,962    147,484

Maryland          1,901,194    1,852,002    1,755,487     32,614           0          0     1,868,580     1,852,002  1,755,487

Massachusetts       426,673      423,126      404,124      7,190           0          0       419,483       423,126    404,124

Michigan          1,074,186    1,067,900    1,003,722     18,112           0          0     1,056,074     1,067,900  1,003,722

Minnesota           943,548      924,716      874,105     15,888           0          0       927,660       924,716    874,105

New Jersey           38,710(1)    74,073(2)    56,351(3)  38,710(1)   10,732(2)   9,656(3)          0(1)     63,341(2)  46,695(3)

North Carolina      535,236      517,799      481,809    297,996      20,032          0       237,240       497,767    481,809

Ohio              1,707,720    1,684,215    1,617,417     28,783           0          0     1,678,937     1,684,215  1,617,417

Pennsylvania      1,589,232    1,600,235    1,553,060     26,631           0          0     1,562,601     1,600,235  1,553,060

Texas               485,593      464,591      437,938    485,593     464,591    437,938             0             0          0

Virginia            496,788      522,229      534,594    496,788     522,229    534,594             0             0          0



______________________
1.      The fiscal year ended was July 31, 1995.


2.      The fiscal year ended was July 31, 1996.


3.      Effective August 1, 1996, the New Jersey Series changed its fiscal year end from July 31 to April 30.  The information provided is from August 1, 1996 through April 30, 1997.

        The Manager has agreed that if in any fiscal year the aggregate expenses of each Series, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary ex penses, but including the management fee, exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction of payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

        The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Series' net assets increases.

                              PURCHASE OF SHARES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

        The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.
The Distributor also acts as distributor for the other funds in the Dreyfus Premier Family of Fu nds, for the funds in the Dreyfus Family of Funds and for certain other investment companies.


        For the fiscal years ended April 30, 1996 and 1997, the Distributor retained the following amounts from sales loads in the respect to Class A, and from contingent deferred sales charges ("CDSC") with respect to Class B and Class C, of each Series:


Series                 Class A             Class B            Class C


                1996        1997         1996      1997       1996*    1997

Connecticut    $25,153     $22,875      $57,412   $91,437   $ -0-    $4,291

Florida         21,041       8,377       62,568    67,358     -0-       -0-

Georgia          1,369         215       36,034    41,536     -0-       -0-

Maryland        24,087      17,726       63,161    83,431     -0-       -0-

Massachusetts    6,837       5,320        3,841    14,492     -0-       -0-

Michigan        16,807      12,046       34,324    54,072     -0-       -0-

Minnesota       13,055       9,460       43,202    50,144     -0-       -0-

New Jersey       3,492(1)      137(2)    15,006(1) 10,000(2)  -0-(3)    -0-(2)

North Carolina   5,070       3,281       72,256    72,766     -0-       -0-

Ohio            23,198      13,993       52,134    84,422     -0-       -0-

Pennsylvania    21,816      12,886      133,577   123,667     -0-       -0-

Texas            4,008       3,327       25,002    27,930     -0-       -0-

Virginia        10,873       8,159       38,249    65,396     -0-       -0-



___________________
* From August 15, 1995 (commencement of initial offering of Class C shares) to April 30, 1996.


1       The fiscal year ended was July 31, 1996.


2 Effective August 1, 1996, The New Jersey Series changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.


3 From December 4, 1995 (commencement of initial offering of Class C shares) to July 31, 1996. The fiscal year ended was July 31, 1996.

        Using Federal Funds. Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer ("Selected Dealer") and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

        Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

        Set forth below is an example of the method of computing the offering price of each Series' Class A shares. The examples assume a purchase of Class A shares of the Series aggregating less than $50,000 subject to the schedule of sales charges set forth in the Fund's Prospectus at a price based upon the net asset value of the Series' Class A shares on April 30, 1997.



                                                Connecticut       Florida       Georgia     Maryland
                                                   Series          Series       Series      Series
Class A Shares:
     NET ASSET VALUE, per share                    $11.81         $14.06         $13.22     $12.70
     Sales load for individual sales of shares
     aggregating less than $50,000 - 4.5%
     of offering price (approximately
     4.7% of net asset value per share)....           .56            .66            .62        .60
                                                   ------         ------         ------     ------
        Offering price to public...........        $12.37         $14.72         $13.84     $13.30
                                                   ======         ======         ======     ======




                                                                                              North
                                           Massachusetts   Michigan    Minnesota  New Jersey  Carolina
                                           Series          Series      Series       Series    Series
Class A Shares:
        NET ASSET VALUE, per share           $11.40         $15.14      $15.03      $12.63    $13.23
        Sales load for individual sales
        of shares aggregating less than
        $50,000 - 4.5% of offering price
        (approximately 4.7% of net asset
        value per share)....................    .54            .71         .71         .59       .62
                                             ______         ______      ______      ______    ______
        Offering price to public             $11.94         $15.85      $15.74      $13.22    $13.85
                                             ======         ======      ======      ======    ======



                                                Ohio            Pennsylvania       Texas     Virginia
                                                Series             Series          Series    Series
Class A Shares:
        NET ASSET VALUE, per share              $12.65          $16.23            $20.99      $16.61
        Sales load for individual sales of
        shares aggregating less than
        $50,000 - 4.5% of offering price
        (approximately 4.7% of net asset
        value per share)..................         .59             .76               .99         .78
                                                ______          ______            ______      ______
        Offering price to public                $13.24          $16.99            $21.98      $17.39
                                                ======          ======            ======      ======


        TeleTransfer Privilege. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business will be credite d to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or or ders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for the purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the pr oceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--TeleTransfer Privilege."

        Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Distribution Plan and Shareholder Services Plan."

        Class B and Class C shares only are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

        Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to the Class B and Class C shares of each Series, pursuant to which the Fund pays the Distributor for distributing the relevant Class of shares. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of the Series' relevant Class of shares.

        A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved by the Board members at a meeting held on October 31, 1996. As to each such Class, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan, or by vote of the holders of a majority of the outstanding shares of such Class.


        For the fiscal year ended April 30, 1997, each Series paid the Distributor the following amounts with respect to Class B shares and Class C shares under the Distribution Plan:


                            Amount Charged        Amount Charged
Series                        Class B                Class C


Connecticut                    $211,666             $7,860

Florida                         134,127                376

Georgia                          95,780                732

Maryland                        216,650                719

Massachusetts                    28,938                  9

Michigan                         96,920              1,638

Minnesota                       129,908              3,300

New Jersey*                      32,737                 32

North Carolina                  215,796                 54

Ohio                            212,043              1,196

Pennsylvania                    360,738                217

Texas                            87,452                640

Virginia                        173,397              3,586



_______________________________
* Effective August 1, 1996, the New Jersey Series changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.

        Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the S hareholder Services Plan, the Distributor may make payments to certain financial institutions (which may include banks), Selected Dealers and other financial industry professionals (collectively "Service Agents") in respect to these services.

        A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.
The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved October 31, 1996. As to each Series, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection wit hthe Shareholder Services Plan.

        For the fiscal year ended April 30, 1997, each Series paid the Distributor the following amounts with respect to Class A, Class B and Class C under the Shareholder Services Plan:


Series                                  Class A         Class B       Class C
Connecticut                            $787,993        $105,833       $2,620
Florida                                 532,147          67,064          125
Georgia                                  18,904          47,890          244
Maryland                                689,384         108,325          240
Massachusetts                           169,221          14,469            3
Michigan                                407,231          48,460          546
Minnesota                               331,267          64,954        1,100
New Jersey*                               9,235          16,369           10
North Carolina                          111,088         107,898           18
Ohio                                    628,770         106,021          399
Pennsylvania                            525,495         180,369           72
Texas                                   155,124          43,726          213
Virginia                                155,104          86,698        1,195


_______________________________
* Effective August 1, 1996, the New Jersey Series changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.


REDEMPTION OF SHARES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

        Check Redemption Privilege - Class A Shares. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") with respect to Class A shares, drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient n umber of full and fractional Class A shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

        If the amount of the Check is greater than the value of the Class A shares in the investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

        TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--TeleTransfer Privilege."

        Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

        Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of a Series, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Series to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Series' portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

        Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable , or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


SHAREHOLDER SERVICES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

        Fund Exchanges. Class A, Class B and Class C shares of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by the Manager. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

        A. Class A shares of funds purchased without a sales load may be exchanged for Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        B. Class A shares of funds purchased with or without a sales load may be exchanged without a sales load for Class A shares of other funds sold without a sales load.

        C. Class A shares of funds purchased with a sales load, Class A shares of funds acquired by a previous exchange from Class A shares purchased with a sales load, and additional Class A shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

        D. Class B or Class C shares of any fund may be exchanged for the same Class of shares of other funds without a sales load. Class B or Class C shares of any fund exchanged for the same Class of shares of another fund will be subject to the higher applicable CDSC of the two exchanged funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were initially purchased.

        To accomplish an exchange under item C above, an investor's Service Agent must notify the Transfer Agent of the investor's prior ownership of such Class A shares and the investor's account number.

        To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fu nd shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Tr ansfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be a representative of the investor's Service Agent, and reasonably believed by the Trans fer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.


        To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same Class of the fund into which the exchange is being made . For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-I RAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among shares of the same Class of the funds in the Dreyfus Premier Family of Funds or Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.


        Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for Class A, Class B or Class C shares of a Series, shares of the same Class of one of the other Series or another fund in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shar es may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.
With respect to all other retirement accounts, exchanges may be made only among those accounts.

        Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the series or fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

        Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


        Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are t he proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


        Dividend Sweep. Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds or Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

        A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without imposition of a sales load in Class A shares of other funds that are offered without a sales load.

        B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

        D. Dividends and distributions paid with respect to Class B or Class C shares by a fund may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.


                        DETERMINATION OF NET ASSET VALUE

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

        Valuation of Portfolio Securities. Each Series' investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to deter mine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and, fees pursuant to the S hareholder Services Plan, and with respect to Class B and Class C shares only, Distribution Plan, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of each Series' shares. Because o f the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

        New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

        Management believes that each Series qualified for the fiscal year ended April 30, 1997 as a "regulated investment company" under the Code. Each Series intends to continue to so qualify, if such qualification is in the best interests of its shareholders. As a regulated investment company, a Series will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable p rovisions of the Code. To qualify as a regulated investment company, a Series must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), must derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and must meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


        Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Dividends, Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held his shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

        Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of any gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

        Under Section 1256 of the Code, gain or loss realized by a Series from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures or options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of a Series' taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Series characterized in the manner described above.

        Offsetting positions held by a Series involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded pe rsonal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-ter m capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

        If a Series were treated as entering into "straddles" by reason of its engaging in certain futures or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A Series may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to a Series may differ. If no election is made to th e extent the "straddle" rules apply to positions established by a Series, losses realized by a Series will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and the conversion transaction rules, short-term capital losses on "straddle" positions may be recharacterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains or ordinary income.

        Investment by a Series in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distribut ions to shareholders. For example, a Series could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, a Series may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                         PORTFOLIO TRANSACTIONS

        Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually a re placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclos ed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

        Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

        Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection w ith other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduc e the overall expenses of its research department.

        Each Series anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when each Series deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, each Series' annual portfolio turnover rate may exceed 100% in particular years.


                            PERFORMANCE INFORMATION

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

        The current yield for the 30-day period ended April 30, 1997, for Class A, Class B and Class C of each Series was as follows:


                                Current         Net of Absorbed
Series                           Yield             Expenses(1)
_______                         _________       _____________________
Class A:
Connecticut                     4.89%                     -
Florida                         4.69                      -
Georgia                         4.45                      -
Maryland                        5.01                      -
Massachusetts                   4.87                      -
Michigan                        4.57                      -
Minnesota                       4.57                      -
New Jersey                      4.47                   4.44%
North Carolina                  4.90                      -
Ohio                            4.55                      -
Pennsylvania                    5.01                      -
Texas                           5.29                   4.76
Virginia                        5.33                   4.80


____________________________
        (1) This column sets forth current yield had certain expenses for the indicated Series not been absorbed.



                                Current         Net of Absorbed
Series                           Yield            Expenses(1)
________                       __________       _____________________
Class B:
Connecticut                     4.54%                    -
Florida                         4.33                     -
Georgia                         4.17                     -
Maryland                        4.71                     -
Massachusetts                   4.60                     -
Michigan                        4.28                     -
Minnesota                       4.27                     -
New Jersey                      4.18                  4.16%
North Carolina                  4.63                     -
Ohio                            4.25                     -
Pennsylvania                    4.73                     -
Texas                           5.03                  4.48
Virginia                        5.07                  4.52


                                Current         Net of Absorbed
Series                           Yield              Expenses(1)
_______                         __________      ______________________

Class C:
Connecticut                     4.23%                     -
Florida                         4.05                      -
Georgia                         3.79                      -
Maryland                        4.53                      -
Massachusetts                   4.33                      -
Michigan                        3.99                      -
Minnesota                       4.00                      -
New Jersey                      3.94                    2.79%
North Carolina                  4.43                      -
Ohio                            4.00                      -
Pennsylvania                    4.27                      -
Texas                           4.68                    4.13
Virginia                        4.86                    4.31


____________________________
        (1) This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

Current yield is computed pursuant to a formula which operates as follows:
The amount of each Series' expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in acco rdance with regulatory requirements) by the Series during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value (or maximum offering price in the case of Class A) per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

        Based upon the 1997 combined (except where noted) Federal and applicable State tax rate specified below, the tax equivalent yield for the 30-day period ended April 30, 1997 for Class A, Class B and Class C of each Series was as follows:



                                              Tax Equivalent  Net of Absorbed
Series                          Tax Rate          Yield          Expenses(1)
_______                         ___________  ______________   ______________
Class A:
Connecticut                     42.32%         8.48%               -
Florida(2)                      39.60          7.76                -
Georgia                         43.22          7.84                -
Maryland                        42.62          8.73                -
Massachusetts                   46.85          9.16                -
Michigan                        42.26          7.91                -
Minnesota                       44.73          8.27                -
New Jersey                      43.45          7.90                7.85%
North Carolina                  44.28          8.79                -
Ohio                            43.83          8.10                -
Pennsylvania                    41.29          8.53                -
Texas(2)                        39.60          8.76                7.88
Virginia                        43.07          9.36                8.43


Class B:
Connecticut                     42.32%         7.87%               -
Florida(2)                      39.60          7.17                -
Georgia                         43.22          7.34                -
Maryland                        42.62          8.21                -
Massachusetts                   46.85          8.65                -
Michigan                        42.26          7.41                -
Minnesota                       44.73          7.73                -
New Jersey                      43.45          7.39                7.36%
North Carolina                  44.28          8.31                -
Ohio                            43.83          7.57                -
Pennsylvania                    41.29          8.06                -
Texas(2)                        39.60          8.33                7.42
Virginia                        43.07          8.91                7.94


___________________________
(1) This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.


(2) Federal tax rate only. No state personal income tax imposed during 1997.




                                            Tax Equivalent  Net of Absorbed
Series                          Tax Rate       Yield          Expenses(1)
________                       ___________  _______________ _______________
Class C:
Connecticut                     42.32%          7.33%          -
Florida(2)                      39.60           6.71           -
Georgia                         43.22           6.67           -
Maryland                        42.62           7.89           -
Massachusetts                   46.85           8.15           -
Michigan                        42.26           6.91           -
Minnesota                       44.73           7.24           -
New Jersey                      43.45           6.97           4.93%
North Carolina                  44.28           7.95           -
Ohio                            43.83           7.12           -
Pennsylvania                    41.29           7.27           -
Texas(2)                        39.60           7.75           6.84
Virginia                        43.07           8.54           7.57


_________________________
(1) This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.


(2) Federal tax rate only. No state personal income tax imposed during 1997.

Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax-exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not ta x-exempt.

        The tax equivalent yield noted above represents the application of the highest marginal personal tax rates currently in effect. For Federal personal income tax purposes, a 39.60% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

        The average annual total return for the periods indicated for Class A of each Series was as follows:

                 1-year period         5-year period        9.926-year period
Series        ended April 30, 1997  ended April 30, 1997  ended April 30, 1997

Connecticut             2.04%             5.89%                 7.11%
Florida                 0.04              5.57                  8.56
Georgia                 1.43              5.70(1)               -
Maryland                2.08              5.75                  6.59
Massachusetts           2.28              5.70                  6.58
Michigan                2.10              6.42                  8.44
Minnesota               1.35              5.66                  7.56
New Jersey              1.13              4.26(2)               -
North Carolina          2.94              6.03                  6.72(3)
Ohio                    2.12              6.03                  5.15
Pennsylvania            2.09              6.23                  7.54(4)
Texas                   2.91              6.92                 10.14
Virginia                3.14              6.55                  7.20(3)


____________________________
(1) For the 4.658 year period ended April 30, 1997.


(2) For the 2.99 year period ended April 30, 1997


(3) For the 5.748 year period ended April 30, 1997.


(4) For the 9.753 year period ended April 30, 1997.


        The average annual total return for the periods indicated since the initial offering for Class B of each Series was as follows:


                            1-year period                  4.290-year period
Series                  ended April 30, 1997            ended April 30, 1997
Connecticut                     2.31%                           5.06%
Florida                         0.33                            4.87
Georgia                         1.55                            5.44
Maryland                        2.34                            5.26
Massachusetts                   2.66                            4.95
Michigan                        2.28                            5.75
Minnesota                       1.60                            5.22
New Jersey                      1.34                            4.44(1)
North Carolina                  3.27                            5.13
Ohio                            2.27                            5.34
Pennsylvania                    2.41                            5.62
Texas                           3.15                            6.36
Virginia                        3.41                            5.56


____________________________
(1) For the 2.99 year period ended April 30, 1997.


        The average annual total return for the periods indicated since the initial offering for Class C of each Series was as follows:

                              1-year period               1.710-year period
Series                      ended April 30, 1997        ended April 30, 1997

Connecticut                      4.94%                           5.70%
Florida                          2.98                            4.27
Georgia                          4.30                            5.74
Maryland                         5.16                            5.94
Massachusetts                    5.56                            5.40
Michigan                         4.94                            6.05
Minnesota                        4.34                            5.29
New Jersey                       4.19                            1.38(1)
North Carolina                   6.00                            6.58
Ohio                             5.07                            5.93
Pennsylvania                     4.92                            6.28
Texas                            5.79                            7.04
Virginia                         6.18                            6.57


____________________________
(1) For the 1.41 year period ended April 30, 1997.

        Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Cl ass B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

        The total return for the period May 28, 1987 through April 30, 1997 (except where indicated) for Class A of each Series was as follows:



                        Based on Maximum                Based on Net Asset
Series                   Offering Price                         Value
Connecticut                   97.78                           107.13
Florida                      126.03                           136.76
Georgia(1)                    29.47                            35.58
Maryland                      88.42                            97.32
Massachusetts                 88.20                            97.05
Michigan                     123.59                           134.05
Minnesota                    106.26                           116.04
New Jersey(2)                 13.34                            18.68
North Carolina(3)             45.35                            52.26
Ohio                          64.62                            72.32
Pennsylvania(4)              103.07                           112.68
Texas                        160.92                           173.19
Virginia(3)                   49.19                            56.23


____________________________
(1) For the period from September 3, 1992 (commencement of operations) through April 30, 1997.


(2) For the period from May 4, 1994 (commencement of operations) through April 30, 1997.


(3) For the period from August 1, 1991 (commencement of operations) through April 30, 1997.


(4) For the period from July 30, 1987 (commencement of operations) through April 30, 1997.


        The total return for the period January 15, 1993 to April 30, 1997 (except where indicated) for Class B of each Series was as follows:


                        Based on Net Asset                      Based on
Series                          Value                       Maximum CDSC
Connecticut                     25.59%                          23.61%
Florida                         24.55                           22.62
Georgia                         27.50                           25.50
Maryland                        26.58                           24.58
Massachusetts                   24.98                           23.04
Michigan                        29.08                           27.09
Minnesota                       26.41                           24.41
New Jersey(1)                   16.94                           13.94
North Carolina                  25.93                           23.93
Ohio                            26.98                           24.98
Pennsylvania                    28.43                           26.43
Texas                           32.26                           30.26
Virginia                        28.11                           26.11


___________________________________
(1)     For the period May 4, 1994 (commencement of operations) to April 30,
        1997.


        The total return for the period August 15, 1995 to April 30, 1997 (except where indicated) for Class C of each Series was as follows:


                        Based on Net Asset
Series                            Value*
Connecticut                    9.94%
Florida                        7.42
Georgia                       10.01
Maryland                      10.36
Massachusetts                  9.40
Michigan                      10.56
Minnesota                      9.21
New Jersey(1)                  1.95
North Carolina                11.52
Ohio                          10.35
Pennsylvania                  10.98
Texas                         12.33
Virginia                      11.49


___________________________________
*       No CDSC is charged Class C shares after one year of purchase.


(1) For the period December 4, 1995 (commencement of operations) to April 30, 1997.

        Total return is calculated by subtracting the amount of the Series' net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the c alculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares which, if reflected, would reduce the performance quoted.

        On March 31, 1997, the New Jersey Series commenced operations through a transfer of assets from the New Jersey Series of Premier Insured Municipal Bond Fund (the "Insured New Jersey Fund"). The performance information provided above for peri ods prior to such date for the New Jersey Series is for the Insured New Jersey Fund and reflects the fact that for such periods, the Insured New Jersey Fund was required to invest (i) at least 65% of the value of its total assets in Municipal Obligations insured as to timely payment of principal and interest by recognized insurers of Municipal Obligations and (ii) in Municipal Obligations rated no lower than Baa by Moody's or BBB by S&P and Fitch.

        From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as representative of the Fund's past or future performance.

        From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to actual or proposed tax legislation. Advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute, and to Morningstar ratings and related analysis supporting suc h ratings.

        The Fund may compare its performance, directly as well as against inflation, with that of other instruments, such as short-term Treasury bills (which are direct obligations of the U.S. Government), FDIC-insured bank money market accounts and FDIC-insured fixed-rate certificates of deposit. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.

        From time to time, advertising materials for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to an investment strategy, asset growth, cur rent or past business, political, economic or financial conditions and other matters of general interest to investors.


                      INFORMATION ABOUT THE FUND

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

        Each Series share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Series' shares have no preemptive or subscription rights and are freely transferable.

        The Fund sends annual and semi-annual financial statements to all its shareholders.

        The Manager's legislative efforts led to the 1976 Congressional Amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $25 billion in tax exempt assets.


             TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                      COUNSEL AND INDEPENDENT AUDITORS

        Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent a rranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Ag ent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended April 30, 1997, the Fund paid the Transfer Agent $1,012,323.

        The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian.

        Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

        Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of shares being sold pursuant to t he Fund's Prospectus.

        Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.

                               APPENDIX A

                       RISK FACTORS -- INVESTING
                    IN STATE MUNICIPAL OBLIGATIONS

        The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from official statements relating to securities offerings of the relevant State available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

        Connecticut Series......................................B-44
        Florida Series..........................................B-47
        Georgia Series..........................................B-51
        Maryland Series.........................................B-54
        Massachusetts Series....................................B-56
        Michigan Series.........................................B-58
        Minnesota Series........................................B-62
        New Jersey Series.......................................B-68
        North Carolina Series...................................B-70
        Ohio Series.............................................B-75
        Pennsylvania Series.....................................B-81
        Texas Series............................................B-88
        Virginia Series.........................................B-93


Connecticut Series


        Connecticut's manufacturing industry, which has historically been of prime economic importance to the State, its municipalities and its residents, has been in decline for several years. Although Connecticut's manufacturing industry is divers ified between transportation equipment (primarily aircraft engines, helicopters and submarines), non-electrical machinery, fabricated metal products and electrical machinery, defense-related business represents a relatively high proportion of manufacturing receipts. As a result, reductions in defense spending have had a substantial adverse effect on Connecticut's manufacturing industry.


        Connecticut's manufacturing employment peaked in 1970 at over 441,000 workers but had declined 36.5% by 1995. Although the loss of manufacturing jobs was partially offset by a 69.7% rise in other non-agricultural employment during the same period, Connecticut's growth in non-manufacturing employment has lagged behind the New England region and the nation as a whole. Moreover, Connecticut's largest defense contractors have announced plans to reduce their labor forces substantially over the next few years.


        From 1986 through 1995, Connecticut's unemployment rate was generally lower than the unemployment rate for the U.S. as a whole, and average per capita personal income of Connecticut residents was higher than that of residents of other states. The average unemployment rate (seasonally adjusted) in Connecticut increased from a low of 3.0% in 1988 to 7.5% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.0% in 1996. Average per capita pers onal income of Connecticut residents increased in every year from 1985 to 1995, rising from $18,268 to $31,776. However, pockets of significant unemployment and poverty exist in some Connecticut cities and towns, and Connecticut is now in a recession, the depth and duration of which are uncertain.


        For the four fiscal years ended June 30, 1991, the General Fund ran operating deficits of approximately $115.6 million, $28.0 million, $259.0 million and $808.5 million, respectively. At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the five fiscal years ended June 30, 1996, the General Fund ran operating surpluses of approximately $110.2 million, $113.5 million, $19.7 million, $80.5 million, and $250.0 million, re spectively. General Fund budgets for the biennium ending June 30, 1997, were adopted in 1995. General Fund expenditures and revenues are budgeted to be approximately $9.2 billion for the 1996-1997 fiscal year.


        In 1991, to address the General Fund's growing deficit, legislation was enacted by which the State imposed an income tax on individuals, trusts and estates for taxable years generally commencing in 1992. For each fiscal year starting with th e 1991-1992 fiscal year, the General Fund has operated at a surplus with over 60% of the State's tax revenues being generated by the income tax and the sales and use tax. However, the State's budgeted expenditures have almost doubled from approximat ely $4.3 billion for the 1986-1987 fiscal year to approximately $9.2 billion for the 1996-1997 fiscal year.


        The 1991 legislation also authorized the State Treasurer to issue Economic Recovery Notes to fund the General Fund's accumulated deficit of $965.7 million as of June 30, 1991, and during 1991 the State issued a total of $965.7 million Economi c Recovery Notes, of which $196.6 million were outstanding as of May 1, 1997. The notes were to be payable no later than June 30, 1996, but as part of the budget adopted for the biennium ending June 30, 1997, payment of the remaining notes scheduled to be paid during the 1995-96 fiscal year was rescheduled to be paid over the four fiscal years ending June 30, 1999.


        The State's primary method for financing capital projects is through the sale of general obligation bonds. As of May 1, 1997, the State had authorized general obligation bonds totaling $10,813,448,000, of which $9,673,240,000 had been approved for issuance by the State Bond Commission, $8,797,072,000 had been issued, and $6,384,716,267 were outstanding.


        In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The improvements are to be financed by $18.0 million of general obligation bonds of the State and $962.0 million bonds of the University. The University's bonds will be secured by a State debt service commitment, the aggregate amount of which is limited to $382.0 million for the four fiscal years ending June 30, 1999, and $580.0 m illion for the six fiscal years ending June 30, 2005.


        In addition to the bonds described above, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, t he Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of October 15, 1996, the amount of bonds outstanding on which the State has limited or contingent liability totaled $3,985,400,000.


        In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2000, is currently estimated to be $11.2 billion, to be met from federal, state, and local funds. The State expects to finance most of its $4.7 billion share of such cost by issuing $4.2 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fu el taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.


        As of October 15, 1996, the General Assembly had authorized $4,157,900,000 of such STO bonds, of which $3,594,700,000 new money borrowings had been issued. It is anticipated that additional STO bonds will be authorized annually in amounts ne cessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds provided certain pledged revenue coverage requirements are met. The State expects to continue to offer bonds for thi s program.


        On March 29, 1990, S&P reduced its ratings of the State's general obligation bonds from AA+ to AA, and on April 9, 1990, Moody's reduced its ratings from Aa1 to Aa. On September 13, 1991, S&P further reduced its ratings of the State's genera l obligation bonds and certain obligations that depend in part on the creditworthiness of the State to AA-. On March 17, 1995, Fitch reduced its ratings of the State's general obligation bonds from AA+ to AA.


        The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases mig ht have a significant impact on the State's financial position: (i) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (ii) an action on behalf of all persons with traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; and (iii) litigation involving claims by Indian tribes to portions of the State's land.


        As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The fiscal impact of this decision might be significant but is not determinable at this time.


        General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, inc luding the decline in Connecticut's manufacturing industry. In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to b e debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.


        In recent years, certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed.


        Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowin gs could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

Florida Series

        Revenues and Expenditures. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of three funds: General Revenue Fund, Trust Funds and Working Capital Fund. The General Revenue F und receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. Beginning in 1993-94, the Florida Constitution requires that the State establish a Budget Stabilization Fund. This fund is to contain a balance of at least 1% of the previous year's net General Revenue collections in 1994-95, 2% in 1995-96, 3% in 1996-97, 4% in 1997-98 and 5% in 1998-99 and thereafter. These moneys can be only spent for the purpose of covering revenue shortfalls and for emergency purposes as defined by general law. Implementing legislation establishing this fund was enacted during the 1994 Session of the Florida legislature.

        In November of 1994, Florida voters approved an amendment to the Florida Constitution which set forth limitations on revenue collections by the State. With certain exceptions, State revenues collected for any fiscal year are limited to State revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth.

        As used in the amendment, "growth" means an amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. For the 1996-1997 fiscal year, the State revenues allowed under the amendment for the prior fiscal year shall equal the State revenues collected for the 1995-1996 fiscal year. Florida personal income will be determined by the Legislature, from informat ion available from the United States Department of Commerce or its successor on the first day of February prior to the beginning of the fiscal year. State revenues collected for any fiscal year in excess of this limitation will be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified above, and thereafter shall be refunded to taxpayers as provided by general law. State revenues allowed under the amendment for any fiscal year may be increased by a two -thirds vote of the membership of each house of the Florida Legislature.

        For purposes of the amendment "State revenues" means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, "State revenues" does not include: revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to sup port the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994; proceeds from the State Lottery returned as prizes; receipts of the Florid a Hurricane Catastrophe Fund; balances carried forward from prior fiscal years; taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the Constitution after July 1, 1994. An adjustment to the revenue limitation will be made by general law to reflect the fiscal impact of transfers of responsibility for the funding of governmental functions between the State and other levels of government.

        The amendment became effective January 1, 1995.

        The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year.

        Florida ended fiscal years 1994-95 and 1995-96 with General Revenue plus Working Capital Funds unencumbered reserves of approximately $319.5 million and $293.3 million, respectively. Estimated fiscal year 1995-96 General Revenue plus Working Capital Funds available total $16.68 billion. Total effective appropriations for the 1996-97 fiscal year are estimated at $15.536 billion, resulting in estimated unencumbered reserves of $148.6 million at the end of the fiscal year.


        In fiscal year 1995-96, the State derived approximately 60% of its total direct revenues from the General Revenue Fund, Trust Funds and Working Capital Fund from State taxes. Federal grants and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, and beverage tax, which amounted to 62%, 6% and 2.8%, respectively, of total General Revenue Fund receipts.


        State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1995-96, expenditures from the General Revenue Fund for education, health a nd welfare and public safety amounted to approximately 43.1%, 34.2% and 15%, respectively, of total General Revenues.

        Sales and Use Tax. The greatest single source of tax receipts in Florida is the sales and use tax. The sales tax is 6% of the sales price of tangible property sold at retail in the State. The use tax is 6% of the cost price of tangible per sonal property when the same is not sold but is used, or stored for use, in the State. The use tax also applies to the use in the State of tangible personal property purchased outside Florida which would have been subject to the sales tax if purchased from a Florida dealer. Less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which it is collected for use by such counties and municipalities therein. In addition to this distributio n, local governments may (by referendum) assess a .5% or 1% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources. In addition, non-consolidated counties with populations in excess of 800,000 may levy a local option sales tax to fund indigent health care. This tax rate may not exceed
 .5% and the combined levy of the indigent health care surtax and the infrastructure surtax described above may not exceed 1%. Furthermore, charter counties which adopted a charter prior to June 1, 1976, and each county with a consolidated county/municipal government, may (by r eferendum) assess up to a 1% discretionary sales surtax within their county. Proceeds from this tax are earmarked for the development, construction, maintenance and operation of a fixed guideway rapid transit system or may be remitted to an expressw ay or transportation authority for use on country roads and bridges, for a bus system, or to service bonds financing roads and bridges. The two taxes, sales and use, stand as complements to each other, and taken together provide a uniform tax upon e ither the sale at retail or the use of all tangible personal property irrespective of where it may have been purchased. This tax also includes a levy on the following: (i) rentals of tangible personal property, transient lodging and non-residential real property; (ii) admissions to places of amusements, most sports and recreation events; (iii) utilities, except those used in homes; and (iv) restaurant meals. Exemptions include: groceries; medicines; hospital rooms and meals; fuels used to pr oduce electricity; purchases by religious, charitable and educational nonprofit institutions; most professional, insurance and personal service transactions; apartments used as permanent dwellings; the trade-in value of motor vehicles; and residentia l utilities.

        All receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or countries and cities. For the State fiscal year wh ich ended June 30, 1996, receipts from this source were $12.016 billion, an increase of 14% from fiscal year 1994-95.


        Motor Fuel Tax. The second largest source of State tax receipts is the tax on motor fuels. Preliminary data show collections from this source in the State fiscal year ended June 30, 1996, were $1.376 billion. However, these revenues are al most entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund.

        State and local taxes on motor fuels (gasoline and special fuel) include several distinct fuel taxes: (i) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below
6.9 cents per gallon ; (ii) the State excise tax of four cents per gallon of motor fuel, proceeds distributed to local governments; (iii) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of t he sum of the county's local option motor fuel taxes; and (iv) local option motor fuel taxes, which may range between one cent to seven cents per gallon.

        Alcoholic Beverage Tax. Florida's alcoholic beverage tax is an excise tax on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totalling $542.2 million in State fiscal year ended June 30, 1996. Alcohol ic beverage receipts declined from the previous year's total. The revenues collected from this tax are deposited into the State's General Revenue Fund.


        The 1990 Legislature established a surcharge on alcoholic beverages. This cargo is levied on alcoholic beverages sold for consumption on premises. The surcharge is at ten cents per ounce of liquor, ten cents per four ounces of wine, four ce nts per twelve ounces of beer. Most of these proceeds are deposited into the General Revenue Fund. In fiscal 1995-96 a total of $97.4 million was collected.

        Corporate Income Tax. Pursuant to an amendment to the State Constitution, the State Legislature adopted, effective January 1, 1972, the "Florida Income Tax Code" imposing a tax upon the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. This tax does not apply to natural persons who engage in a trade or business or profession under their own or any fictitious name, whether individually as proprietorships or in partnerships with others, estates of decedents or incompetents, or testamentary trusts.

        The tax is imposed in an amount equal to 5.5% of the taxpayer's net corporate income for the taxable year, less a $5,000 exemption, as defined in such Code. Net income is defined by the Code as that share of a taxpayer's adjusted Federal inc ome for such year which is apportioned to the State of Florida. Apportionment is by weighted factors of sales (50%), property (25%) and payroll (25%). All business income is apportioned and non-business income is allocated to a single jurisdiction, usually the State of commercial domicile.

        All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1996, receipts from this source were $1.087 billion, a decrease of 14% from fiscal year 1994-95.


        Documentary Stamp Tax. Deeds and other documents relating to a realty are taxed at 70 cents per $100 of consideration, while corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts are taxed at 35 cents per $100 of consideration. Documentary stamp tax collections totalled $791.3 million during fiscal year 1995-96, posting a 13% increase from the previous fiscal year. The General Revenue Fund receives approximately 61% of doc umentary stamp tax collections.


        Gross Receipts Tax. Effective July 1, 1992, the tax rate was increased from 2.25% to 2.5% of the gross receipts of electric, natural gas and telecommunications services. All gross receipts utilities collections are credited to the Public Ed ucation Capital Outlay and Debt Service Trust Fund. In fiscal year 1995-96, gross receipts utilities tax collections totalled $546.8 million, an increase of 10.7% over the previous fiscal year.

        Intangible Personal Property Tax. This tax is levied on two distinct bases: (i) stocks, bonds, including bonds secured by Florida realty, notes, government leaseholds, interests in limited partnerships registered with the SEC, and other mis cellaneous intangible personal property not secured by liens on Florida realty are taxed annually at a rate of 2 mills, (ii) mortgages and other obligations secured by liens on Florida realty, taxed with a non-recurring 2 mill tax.

        Of the tax proceeds, 33.5% is distributed to the Municipal Revenue Sharing Trust Fund. The remainder is distributed to the General Reserve Fund.

        Fiscal year 1995-96 total intangible personal property tax collections were $938.6 million, a 7% decrease over the prior year.


        Severance Taxes. The severance tax includes the taxation of oil, gas and sulfur production and a tax on the severance of primarily phosphate rock and other solid minerals. Total collections from severance taxes totalled $45.6 million during fiscal year 1995-96, down 19% from the previous fiscal year.

        Lottery. The 1987 Legislature created the Department of the Lottery to operate the State Lottery and setting forth the allocation of the revenues. Of the revenues generated by the Lottery, 50% is to be returned to the public as prizes; at l east 38% is to be deposited in the Educational Enhancement Trust Fund (for public education); and no more than 12% can be spent on the administrative cost of operating the lottery.

        Fiscal year 1995-96 produced ticket sales of $2.073 billion of which education received approximately $818.6 million.


Georgia Series


        Georgia's economy grew rapidly in the 1980s, resulting in a general fund reserve. Although the State's economy incurred a slowdown in the early 1990's which effectively eliminated the general fund reserve, revenues once again began to exceed appropriations in fiscal 1993. The State's revenue shortfall reserve at the end of Fiscal 1996 was approximately $313 million, and revenues are estimated to exceed expenditures for Fiscal 1997.


        Georgia's unemployment rate was 4.5% for 1996 (January- November annualized rate), which is a decrease of 0.3% over the State's 1995 annual average unemployment rate. The largest sectors of Georgia's economy are wholesale and retail trade, s ervices, manufacturing and government. Per capita income levels are less than the U.S. average (92.9% of the U.S. average in 1994), but Georgia's average annual growth rate of per capita income has exceeded that of the United States as a whole since 1960.

        Constitutional Provisions. Georgia's Constitution limits the appropriation of funds for any given fiscal year to the sum of the amount of unappropriated surplus expected to have accrued at the beginning of the fiscal year and the amount not greater than the total receipts anticipated, less refunds, as estimated. The State Constitution provides for supplementary appropriations in accordance with its provisions as well.

        Georgia may incur public debt to supply a temporary deficit due to a delay in collecting the taxes of that fiscal year. Such debt may not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, in the fiscal year immediatel y preceding the year in which such debt is incurred. The debt incurred is to be repaid on or before the last day of the fiscal year in which it is incurred out of taxes levied for that fiscal year. No such debt may be incurred in any fiscal year un der this provision if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit. No such debt has been incurred under this provision since its inception.

        The State Constitution also provides that the State may incur public debt for three types of public purposes: (1) debt to "repel invasion, suppress insurrection, and defend the State in time of war;" (2) general obligation debt and (3) guara nteed revenue debt. General obligation debt may be incurred to acquire, construct, develop, extend, enlarge or improve land, waters, property, highways, buildings, structures, equipment or facilities of the State, its agencies, departments, institut ions and certain State Authorities, to provide educational facilities for county and independent school systems, to provide public library facilities for county and independent school systems, counties, municipalities, and boards of trustees of publi c libraries or boards of trustees of public library systems, and to make loans to counties, municipal corporations, political subdivisions, local authorities and other local government entities for water and sewerage facilities or systems. Guaranteed revenue debt may be incurred by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State as set forth in its Constitution.

        Georgia may not incur debt at any time when the highest aggregate annual debt service requirements for the then current year or any subsequent year for outstanding general obligation debt and guaranteed revenue debt, including the proposed de bt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under certain contracts then in force, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. No general obligation debt may be incurred at any time when the term of the debt is in excess of 25 years.

        The State Constitution also provides that Georgia counties, municipalities, and other political subdivisions may not incur debt (including debt incurred on behalf of any special district) in excess of 10% of the assessed value of all taxable property within such county, municipality, or political subdivision. However, a separate provision of the State Constitution permits certain long-term, intergovernmental contracts for services and facilities. The Georgia Supreme Court has held that certain categories of intergovernmental contracts give rise to payment obligations which are not "debts" subject to the 10% debt limitation. It is possible that the intergovernmental contracts clause could be used by local governments to justify ent ering into transactions which increase their financial obligations, and such transactions could result in increasing the credit risk associated with debt obligations issued by such governmental units.

        Revenues and Expenditures. Georgia's major revenue sources are its sales tax and its income tax. The State also receives revenues from its motor fuels tax, from miscellaneous fees and sales, from other taxes (such as the intangibles tax, alcohol taxes, inheritance tax, and license taxes), and from the State lottery. Unaudited information from the Georgia Revenue Department indicates that revenues from these sources increased 7% in fiscal year 1996 from fiscal year 1995, and that these revenue sources generated the following percentages of total Georgia State revenue in fiscal year 1996:


                        Sales Tax                   34.13%
                        Income Tax                  44.42%
                        Motor Fuels Tax              4.80%
                        Lottery                      5.00%
                        Other Taxes                  11.65%
                        TOTAL                       100.0%


        State expenditures are classified by major policy category for budgetary purposes. In the fiscal year 1997 operating budget, Georgia expenditures for educational development, human resources, protection of persons and property, and transport ation amounted to 54.2%, 24%, 8.5%, and 4.8%, respectively, of total budgeted expenditures. Debt service for issued obligations accounts for 3.7% of total budgeted expenditures for fiscal year 1997.


        The aggregate general obligation debt and guaranteed revenue debt authorized by the State General Assembly as of February 28, 1997 is $7.9 billion and $193 million, respectively. The aggregate amount of general obligation debt and guaranteed revenue debt actually outstanding, as of February 28, 1997, is $4.7 billion. Of this outstanding debt, 30.2% is due and payable on or before February 28, 2002 and 60.4% is due and payable on or before February 28, 2007.

       Significant Contingent Liabilities. The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

       Age International, Inc. v. State (two cases) Two suits for refund have been filed against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks $96 million dollars in refunds of alcohol taxes imposed under Georgia's post-Bacchus (468 US 263) statute, O.C.G.A. Section 3-4-60. These claims constitute 99% of all such taxes paid during the 3 years preceding these claims. In addition, the claimants have filed a second suit for refund for an addit ional $23 million dollars for later time periods. These two cases encompass all known or anticipated claims for refund of such type within the apparently applicable statutes of limitations for the years in question, i.e., 1989 through January 1993. The two Age refund cases are still pending in the state trial court, at the discovery stage.


        DeKalb County v. State of Georgia. This suit against the State School Superintendent and the State of Georgia is based on a claim that the State's funding formula for pupil transportation is unconstitutional and that the State should finance the major portion of the cost of a local school board's desegregation program. The Plaintiffs are seeking approximately $67.5 million in restitution. The Federal District court ruled that the State's funding formula for pupil transportation was co ntrary to State law, but ruled in the State's favor on the desegregation costs issue. This ruling would require a State payment of a state law funding entitlement in the amount of approximately $34.0 million. Motions to reconsider and amend the Cour t's judgment were filed by both parties. The State's motion was granted, in part, which reduced the required State payment to approximately $28.0 million. Notices of appeal to the Eleventh Circuit Court of Appeals were filed, and oral arguments wer e heard in October 1996. This case is still pending. There are approximately five other school districts which might file similar claims.


        Buskirk and Estill v. State of Georgia, et al.. On September 1, 1994, plaintiffs in this case filed a civil action in the Superior Court of Fulton County, Georgia (No. E-31547) on behalf of all "classified employees of the State of Georgia o r its agencies and departments during all or part of fiscal year 1992 through 1995 who were eligible to receive within grade pay increases and who would have received same were it not for a freeze of within grade pay increases." The trial court gran ted the State's motion to dismiss and for summary judgement, which completely resolved the case in the State's favor. Plaintiffs have filed a notice of appeal to the Georgia Supreme Court. If the plaintiffs prevail, the parties will conduct separat e discovery on the issue of damages. The State believes that it has good and adequate defenses to the claims made, but, should the plaintiffs prevail in every aspect of their claims, the liability of the State in this matter could be as much as $295 .0 million, based on best estimates currently available.


Maryland Series


        The State's total expenditures for the fiscal years ending June 30, 1994, 1995 and 1996 were $12.351 billion, $13.528 billion and $14.169 billion, respectively. As of February 26, 1997, it was estimated that total expenditures for fiscal year 1997 would be $15.080 billion. The State's general fund had unreserved surpluses of $60 million, $132.5 million and $13.1 million in fiscal years 1994, 1995 and 1996, respectively. The State Constitution mandates a balanced budget.


        In April 1996, the General Assembly approved the $14.631 billion 1997 Fiscal Year Budget. The Budget includes $2.9 billion in aid to local governments (reflecting a $121.5 million increase in funding over 1996 that provides for increases in education, health and police aid) and $13.2 million in general fund deficiency appropriations for fiscal year 1996. The 1997 Budget does not include any proposed expenditures dependent on additional revenue from new or broad-based taxes. Legislatio n enacted by the 1996 General Assembly reorganized the State's personnel system and reformed the welfare and Medicaid programs; estimated fiscal year 1997 savings of $29 million ($19.5 million general funds) are incorporated into the fiscal year 1997 Budget. When the 1997 Budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1997, would be approximately $22.5 million. As of February 26, 1997, it is estimated that the general fund surplus on a budge tary basis at June 30, 1997, will be $102.7 million.


        In January 1997, the Governor submitted his proposed 1998 Fiscal Year Budget to the General Assembly. The Budget includes $3.1 billion in aid to local governments (reflecting a $169 million increase over 1997) and $0.4 million in general fun d deficiency appropriations for fiscal year 1997. As of February 26, 1997, it is estimated that the general fund surplus on a budgetary basis at June 30, 1998 will be $7.6 million and that the balance in the Revenue Stabilization Account of the Stat e Reserve Fund also at June 30, 1998 will be $631 million.


        The public indebtedness of Maryland and its instrumentalities is divided into three basis types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation o f Maryland issues limited special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenue related mainly to highway use. Certain authorities issue obligations solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.


        At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past has not issued short-term tax anticipation and bond anticipation notes, or made any other similar short-term borrowings for cash flow purposes.


        As of May 1997, the State's general obligation bonds were rated "Aaa" by Moody's and "AAA" by S&P and Fitch.


        The Maryland Department of Transportation issues Consolidated Transportation Bonds, which are payable out of specific excise taxes, motor vehicle taxes and corporate income taxes, and from the general revenues of the Department. Issued to fi nance highway, port, transit, rail or aviation facilities, as of May 1997, these bonds were rated "Aa" by Moody's and "AA" by S&P and Fitch. The Maryland Transportation Authority, an entity of the Department, issues its own revenue bonds for transportation facilities, which are payable from certain highway, bridge and tunnel tolls. These bonds were rated "A1" by Moody's and "A+" by S&P as of May 1997.


        According to recent available ratings, general obligation bonds of Montgomery County (abutting Washington, D.C.) are rated "Aaa" by Moody's and "AAA" by S&P. Prince George's County, also in the Washington, D.C. suburbs, issues general obligation bonds rated "Aa3" by Moody's and "AA-" by S&P, while Baltimore County, a separate political subdivision surrounding the City of Baltimore, issues general obligation bonds rated "Aaa" by Moody's and "AAA" by S&P. The City of Baltimore's general obligation bonds are rated "A1" by Moody's and "A" by S&P. The other counties in Maryland which are rated by Moody's all have general obligation bond ratings of "A" or better from Moody's, except for Allegany County and Garrett County, the bonds of which are rated "Baa2" and "Baa3," respectively, by Moody's. The Washington Suburban Sanitary district, a bi-county agency providing water and sewerage services in Montgomery and Price George's Counties, issues general obligation bonds rated "Aal" by Moody's and "AA" by S&P as of May 1997. Additionally, some of the large municipal corporations in Maryland (such as the cities of Rockville and Annapolis) have issued general obligation bonds.

Massachusetts Series

        The economy of the Commonwealth of Massachusetts is experiencing recovery following a slowdown that began in mid-1988. Massachusetts had benefitted from an annual job growth rate of approximately 2% since the early 1980s, but by 1989 employm ent started to decline. Between 1988 and 1992, total employment in Massachusetts declined 10.7%. In 1993, 1994 and 1995, however, total employment increased by 1.6%, 2.2% and 2.4% respectively. Employment levels increased in all sectors except man ufacturing. Between 1990 and 1992, the Commonwealth's unemployment rate was considerably higher than the national average, however, unemployment rates in Massachusetts since 1993 have declined faster than the national average (6.9% compared to 6.8% in 1993) and the employment rate in Massachusetts in 1994 and 1995 was slightly below the national average (6.0% compared to 6.1% for 1994 and 5.4% compared with 5.6% for 1995).

        While the Commonwealth's expenditures for State programs and services in each of the fiscal years 1987 through 1991 exceeded each year's current revenues, Massachusetts ended each of the fiscal years 1991 to 1996 with a positive closing fund balance in its budgeted operating funds, and expects to do so again at the close of fiscal 1997.


        In recent years, health related costs have risen dramatically in Massachusetts and across the nation and the increase in the State's Medicaid and group health insurance costs reflects this trend. In fiscal 1993, Medicaid was the largest item in Massachusetts' budget and has been one of the fastest growing budget items, although the rate of increase has abated in recent years. During fiscal years 1989, 1990, 1991 and 1992, Medicaid expenditures were $1.83 billion, $2.12 billion, $2.77 billion and $2.82 billion, respectively, representing and average annual increase of 15.4%. Expenditures for fiscal 1993 were $3.15 billion, an 11.8% increase over fiscal 1992. Medicaid expenses in fiscal 1994 were $3.31 billion, in fiscal 1995 they were $3.398 billion, and in fiscal 1996 they were $3.415 billion. The average annual growth from fiscal 1992 to fiscal 1996 was 3.9% compared with approximately 17% between fiscal 1987 and fiscal 1991.


        Massachusetts' pension costs have risen dramatically as the State has appropriated funds to address in part the unfunded liabilities that had accumulated over several decades. Total pension costs increased at an average rate of 7.6% from $75 1.5 million in fiscal 1992 to $1.005 billion in fiscal 1996.


        Payments for debt service on Massachusetts general obligation bonds and notes have risen at an average annual rate of 10.27% from $649.8 million in fiscal 1989 to $1.184 billion in fiscal 1996. Debt service payments were $898.3 million in fi scal 1992, $1.14 billion in fiscal 1993, $1.15 billion in fiscal 1994, $1.23 billion in fiscal 1995 and $1.18 billion in fiscal 1996.
In 1990, legislation was enacted which generally imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest and principal on general obligation debt. As of January 1, 1995, the State had approximately $9.256 billion of long-term general obligation debt outstanding and short-term direct obligations of the Commo nwealth totalled $240 million.

        Certain independent authorities and agencies within the State are statutorily authorized to use debt for which Massachusetts is directly, in whole or in part, or indirectly liable. The State's liabilities are either in the form of (i) a dire ct guaranty, (ii) State support through contract assistance payments for debt service, or (iii) indirect obligations. The State is indirectly liable for the debt of certain authorities through a moral obligation to maintain the funding of reserve funds which are pledged as security for the authorities' debt.

        In November 1980, voters in the Commonwealth approved a State-wide tax limitation initiative petition, commonly known as Proposition 2-1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 2-1/2 limits the property taxes which a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. In addition, Proposition 2-1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions which require voter approval at a general or special election. Propositions 2-1/2 also limits any annual increase in the total assessments on cities and towns by any county, district, authority, the Commonwealth, or any other governmental entity except regional school districts and regional wat er and sewer districts whose budgets are approved by 2/3 of their member cities and towns. During the 1980s, Massachusetts increased payments to the cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2-1/2 on local programs and services. In fiscal 1996, approximately 19.2% of Massachusetts' budget was allocated to Local Aid.
Direct Local Aid dropped from a high of $2.961 billion in fiscal 1989 to $2.727 billion in fiscal 1994, but increased to $2.976 billion in fiscal 1995 and $3.246 billion in fiscal 1996. Recent increases are largely a result of comprehensive education reform legislation enacted in 1993 that requires annual increase in state expenditures for education funding, subject to annual legislative appropriations, above a fiscal 1993 base of approximately $1.288 billion. Increases of $175 million above the base for fiscal 1994 to $867 million for fiscal 1997 have been fully funded. Additional increases are called for in future years.

        Many factors affect the financial condition of the Commonwealth and its cities, towns and public bodies, such as social, environmental, and economic conditions, many of which are not within the control of such entities. As is the case with m ost urban States, the continuation of many of Massachusetts' programs, particularly its human services programs, is in significant part dependent upon continuing Federal reimbursements which have been steadily declining. The loss of grants to Massac husetts and its cities and towns could further slow economic development. To the extent that such factors may exist, they could have an adverse effect on economic conditions in Massachusetts, although what effects, if any, such factors would have on Massachusetts' Municipal Obligations cannot be predicted.

Michigan Series

        General. Recently, the State's economy has been undergoing certain basic changes in its underlying structure. These changes reflect a diversifying economy which is less reliant on the automobile industry. As a result, the State anticipates that its economy in the future will be less susceptible to cyclical swings and more resilient when national downturns occur. In 1995, approximately 77% of wage and salary employment was in the State's non-manufacturing sectors. In 1995, total employment was 4,491,000 with manufacturing wage and salary employment totaling 974,900.
Manufacturing employment remains below the peak employment level of 1,179,600 attained in 1978. Employment in the durable goods manufacturing industries was 728,60 0 and non-durable goods employment was 246,400 in the State in 1995. The motor vehicle industry, which is still an important component in the State's economy, employed 283,700 in 1995. The State's average unemployment rate for calendar year 1995 wa s 5.3% and for 1996 was 4.9%.

        The State's general obligation bonds are rated Aa by Moody's, AA by S&P and AA by Fitch. Because most of the State Municipal Obligations are revenue or general obligations of local government or authorities, rather than general obligations o f the State of Michigan itself, ratings on such State Municipal Obligations may be different from those given to the State of Michigan.

        State Constitutional Provisions Affecting Revenues and Expenditures. The State Constitution provides that proposed expenditures and revenues of any operating fund must be in balance and that any prior year's surplus or deficit must be includ ed in the succeeding year's budget for that fund.

        In 1978, the State Constitution was amended to limit the amount of total State revenues raised from taxes and certain other sources. State revenues (excluding Federal aid and revenues for payment of principal and interest on general obligati on bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total calendar 1977 State personal income.

        If, in any fiscal year, revenues exceed the revenue limitation by 1% or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be tran sferred to the State's Budget Stabilization Fund. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

        The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year. Spending for local units met this requirement for fiscal years 1985-86 through 1994-95.


        The State has settled litigation with Oakland County, Michigan in which Oakland County had alleged that the classification of State expenditures for certain mental health programs as spending for local units was improper. As part of the sett lement, the State agreed to reclassify these expenditures, beginning in fiscal year 1992-93. As a result, the State determined that in fiscal year 1992-93 the proportion of State spending from State sources paid to local units of government was appr oximately $97 million less than constitutionally required and an amount at least this large was appropriated to the State's local government payment fund in the fiscal year 1996-97.

        The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for the purpose of determining compliance with the provision cited above.

        Economic and Fiscal Condition. Legislation requires that the administration prepare two economic forecasts each year. These are presented to a Consensus Revenue Estimating Conference in January and May of each year. The January 1997 foreca st is summarized below.


        The State's economic forecast for calendar year 1997 projects modest growth. Real GDP is projected to grow 2.4% in 1997, on a calendar year basis. Car and light truck sales are expected to total 15 million units in 1997.


        The forecast assumes moderate inflation, accompanied by steady interest rates. Ninety-day T-Bill rates are expected to average 5.0% for 1997. The United States' unemployment rate is projected to decline to an average of 5.3% for 1997.


        The State's forecast for the Michigan economy reflects the above national outlook. Total wage and salary employment is projected to grow 1.5% in 1997. This growth reflects the ongoing diversification of the Michigan economy. The unemployme nt rate is projected to average 5.0% in 1997, continuing the recent trend to Michigan's unemployment rate being below the national average compared to the 15-year history of having higher unemployment.


        The Governor's Executive Budget for fiscal year 1996-97 was submitted to the Legislature on February 8, 1996. The fiscal year 1996-97 general fund general purpose Executive Budget recommendation totaled $8.247 billion. The budget passed by the Legislature totaled $8.225 billion, approximately $16 billion of which was vetoed by the Governor. An additional $4.3 million was appropriated in a supplemental appropriation.

        Property Tax Reform Proposals. On August 19, 1993, the Governor signed into law Act 145, Public Acts of Michigan, 1993 ("Act 145"), a measure which would have significantly impacted financing of primary and secondary school operations and wh ich has resulted in additional property tax and school finance reform legislation. Act 145 would have exempted all property in the State of Michigan from millage levied for local and intermediate school districts operating purposes, other than milla ge levied for community colleges, effective July 1, 1994. In order to replace local property tax revenues lost as a result of Act 145, the Michigan Legislature, in December 1993, enacted several statutes which address property tax and school finance reform.

        The property tax and school finance reform measures included a ballot proposal which was approved by the voters on March 15, 1994. Effective May 1, 1994, the State sales and use tax was increased from 4% to 6%, the State income tax was decre ased from 4.6% to 4.4%, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price was imposed on certain other tobacco products. A 0.75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a State-wide property tax of 6 mills will be imposed on all real and personal property currently subject to the general property tax. The ability of school districts to levy property taxes for school operating purposes has been p artially restored. A school board will, with voter approval, be able to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property and non-qualified agricultural property. The adopted ballot proposal contains additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under the adopted ballot proposal, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

        The adopted ballot proposal contains a system of financing local school operating costs relying upon a foundation allowance amount which may vary by district based upon historical spending levels. State funding will provide each school distr ict an amount equal to the difference between their foundation allowance and the revenues generated by their local property tax levy. Local school districts will also be entitled to levy supplemental property taxes to generate additional revenue if their foundation allowance is less than their historical per pupil expenditures. The adopted proposal also contains provisions which allow for the levy of a limited number of enhancement mills on regional and local school district bases.

        The adopted ballot proposal shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenditures. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

        Budget Stabilization Fund. In 1977, the BSF was established to accumulate balances during years of significant economic growth which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emerge ncies. Calculated on an accrual basis, the unreserved ending accrued balance of the Budget Stabilization Fund on September 30, 1995 was $987.9 million and on September 30, 1996 was $614.5 mllion (net of a $529.1 million reserve for future education funding).

        State and State-Related Indebtedness. The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes, (ii) short- and long-term debt for the purpose of making loans to school districts and (ii i) voter-approved long-term debt.

        Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid du ring the fiscal year in which incurred. Such debt does not require voter approval.

        Debt incurred by the State for the purpose of making loans to school districts may be issued in whatever amount required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose an d method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

        There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

       The State has issued outstanding general obligation full faith and credit bonds and notes for Water Resources, Environmental Protection, Recreation Program, and School Loan purposes. As of September 30, 1996, the outstanding principal amount of all State general obligation bonds was $685 million. On February 12, 1997, the State issued $900 million in short-term general obligation notes in order to meet cash flow requirements. These notes will mature on September 30, 1997.


       As of December 31, 1996, approximately $6.27 billion in principal amount of "qualified" bonds of local school districts was outstanding. In the past 30 years, the State has been required only once to advance monies from the State School Bond Loan Fund to make a debt service payment on behalf of a school district, other than for routine loans. In that case the tax collections available to the school district for payment of debt service were escrowed on the due date because of litigation . After the litigation was completed, the escrowed funds were repaid in full to the State School Bond Loan Fund.

Minnesota Series

        State Government. The State of Minnesota was formally organized as a territory in 1849 and was admitted to the Union in 1858 as the 32nd state. Bordered by Canada on the north, Lake Superior and Wisconsin on the east, Iowa on the south, and North and South Dakota on the west, it is the 12th largest and 20th most populous state in the Union.

        The Minnesota Constitution organizes State government into three branches: Executive, Legislative and Judicial. The Legislative Branch is composed of a Senate and a House of Representatives. Fiscal administration is performed by the Departm ent of Finance under the control and supervision of the Commissioner of Finance.

        State and State-Related Indebtedness. The Minnesota Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to Minnesota state agencies or political subdivisions for this purpose, as the Legislature by the three-fifths vote of each House may direct, and to finance the development of agricultural resources of the State by extending credit on real estate securi ty, as the Legislature may direct. All such debt is evidenced by the issuance of State of Minnesota bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. There is no limitation as to the amount or interest rate of such general obligation issues.

        As of November 1, 1996, the outstanding principal amount of all Minnesota general obligation bonds was approximately $2.129 billion.

        The Minnesota Constitution limits Minnesota general obligation debt to
(i) short-term debt for Minnesota operating purposes, (ii) short-term debt for purpose of making loans to school districts and (iii) voter-approved long-term debt.

        Short-term debt for operating purposes is limited to an amount not in excess of 15 percent of undedicated revenues received during the preceding fiscal year and must be issued only to meeting obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. The May, 1995, end of the first special session cash flow analysis for Minnesota's Statutory General Fund indicates that Minnesota will have a positive cash flow balance during the Current Biennium w hich began on July 1, 1995 and ends June 30, 1997. Minnesota has no short-term debt outstanding and, therefore, Minnesota does not expect to do any short term borrowing for cash flow purposes during the Current Biennium. A more recent cash flow analysis is not available. The Department of Finance is in the process of developing a new cash flow forecasting model and expects to do its next cash flow analysis in connection with the November, 1996 revenue and expenditure forecast.

        There are also various Minnesota authorities and special purpose agencies created by the state which issue bonds secured by specific revenues. Such debt is not a general obligation of the State of Minnesota.

        Constitutional and Statutory Provisions Relating to Minnesota and Local Funding. Minnesota revenues in Minnesota are generated primarily from individual income taxes, corporate franchise taxes, sales and use taxes, insurance gross earnings t axes, estate taxes, motor vehicle excise taxes, excise taxes on liquor and tobacco, mortgage taxes, deed taxes, legalized gambling taxes, rental motor vehicle taxes, 900 telephone service taxes, taconite and iron ore taxes, and health care provider taxes. In addition to the major taxes described above, other sources of non-dedicated revenue include minor taxes, 60% of Minnesota's lottery net proceeds, unrestricted grants, fees and charges of Minnesota state agencies and departments, and investment income. County, municipal and certain special purpose districts (such as water, flood or mosquito control districts) are authorized to levy property taxes within specified legislative limits. A portion of Minnesota's revenues is allocated from state government to other governmental units within Minnesota such as municipal and county governments, school districts and state agencies through a complex series of appropriations and financial aid formulas. This financial interdependency of the Minnesota state government with other units of government, subject all levels of government, in varying degrees, to fluctuations in Minnesota's overall economy.

        Minnesota's constitutional prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis with revenues created in the period in which they are collected and expenditures debited in the period in which the corresponding liabilities are incurred. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year.

        Minnesota's ability to appropriate funds is limited by the Minnesota Constitution, which directs that Minnesota government shall not in any biennium appropriate funds in excess of projected tax revenues from all sources. Minnesota is authori zed to levy additional taxes to resolve any inadvertent shortfalls.

        Appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium. A revenue forecast is prepared during the legislative session to provide the legislature with updated information for the appropriations process. During each biennium regular forecasts of revenues and expenditures are prepared.

        Minnesota's biennial appropriation process relies on revenue forecasting as the basis for establishing aggregate expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and federal tax and expenditure policies underlie these forecasts. Any federal law changes that increases federal income taxes or reduce federal spending programs may adversely affect these forecasts. Finally, even if economic and federal tax assumption s are correct, revenue forecasts are still subject to some normal level of error. The correctness of revenue forecasts and the strength of Minnesota's overall economy may restrict future aid or appropriations from Minnesota government to other units of government.

        Prior to the Current Biennium, Minnesota law established a Budget Reserve and Cash Flow Account in the Accounting General Fund which served two functions. However, in 1995 the Minnesota Legislature departed the Budget Reserve and Cash Flow A ccount into two separate accounts; the Cash Flow Account and the Budget Reserve Account, each having a different function. The Cash Flow Account was established in the General Accounting Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Cash Flow Account balance is set for the Current Biennium at $350 million. No provision has been made for increasing the balance of the Cash Flow Account from increases in forecast revenues over forecast expenditures. The Budget Reserve Account was established in the Accounting General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account and the allocation of surplus forecast balances to the Budget Reserve Account are governed by statute. The Budget Reserve Account balance is set for the Current Biennium at $270 million.

        For the fiscal year ended June 30, 1995, net revenues received were $8.984 billion. After total expenditures and net transfers of $8.894 billion, Fiscal Year 1995 ended with an Unrestricted Accounting General Fund balance of $445 million and an Unreserved Accounting General Fund balance of $1.021 million.


        For the fiscal year ended June 30, 1996, total revenues are estimated to be approximately $9.237 billion. Total expenditures and transfers are estimated at $9.363 billion and after deducting a Cash Flow Account appropriations carry forward o f $350 million and Budget Reserve Account carry forward of $220 million, it is estimated that an Unrestricted Accounting General Fund balance of $324 million will remain.


        For the fiscal year ended June 30, 1997, total revenues are estimated to have been approximately $9.215 billion. Total expenditures and transfers are estimated at $9.488 billion and after deducting a Cash Flow Account appropriations carry fo rward of $350 million and Budget Reserve Account carry forward of $270 million, it is estimated that an Unrestricted Accounting General Fund balance of $1.025 million will remain.


        As of February 1997 total revenues for the next biennium, which begins on July 1, 1997 and ends on June 30, 1999, are estimated to be approximately $10.163 billion for fiscal year 1998 and $10.589 billion for fiscal year 1999. Further revenu e estimates for the next biennium will be available in the middle part of June 1997.

        In 1992 the Minnesota Legislature established the MinnesotaCarer program to provide subsidized health care insurance for long term uninsured Minnesotans, reform individual and small group health insurance regulations, create a health care analysis unit to collect condition-specific data about health care practices in order to develop practice parameters for health care providers, implement certain cost containment measures into the system, and establish an office of rural health to ensur e the health care needs of all Minnesotans are being met. The program is not part of the Accounting General Fund. A separate account, called the Health Care Access Fund, has been established in Minnesota's Special Reserve Fund to account for revenues and expenditures for the MinnesotaCarer program. Program expenditures are limited to revenues received in the Health Care Access Fund. Program revenues are derived from dedication of insurance premiums paid by individuals, five cents of the stat e cigarette tax through December 31, 1993, and permanent taxes including a 2 percent gross revenue tax on hospitals, health care providers and wholesale drug distributors, a 2 percent use tax on prescription drugs and a 1 percent gross premium tax on nonprofit health service plans and HMOs. A previously required transfer from the Health Care Access Fund to the Accounting General Fund was eliminated after Fiscal year 1995. The purpose of the transfer was to pay for increased costs in the generally funded Medicaid
(MA) and General Assistance Medical Care (GAMC) programs, due to applicants found ineligible for MinnesotaCarer, but qualifying for MA or GAMC.

        The 1993 Legislature adopted legislation establishing a school district credit enhancement program. The legislation authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Children, Families and Learning to pay debt service coming due on school district tax and state-aid anticipation certificates of indebtedness and school district general obligation bonds in the event that the school district notifies the Commissioner of Children, Families and Learning that it does not have sufficient money in its debt service fund for that purpose, or the paying agent informs the Commissioner of Children, Families and Learning th at it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the Accounting General Fund to the Commissioner of Children, Families and Learning the amount needed to pay any warrants which are issued. The amounts paid on behalf of any school district are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Children, Families and Learning. As of October 1, 1996, there were approximately $190 million of certificates of indebtedness enrolled in the program, all of which will mature before the end of the 1997 calendar year. The State has not had to make any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future. The state expects that school districts will issue certificates of indebtedness in 1998 and will enroll these certificates in the program in about the same amount of principle as 1997.

        School districts may issue certificates of indebtedness or capital notes to purchase certain equipment. The certificates or notes may be issued by resolution of the Board, are general obligations of the school district and must be payable in not more than five years. As of October 1, 1996 there are approximately $12 million principal amount of certificates and notes enrolled in the program.

        School districts are authorized to issue general obligation bonds only when authorized by school district electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district for the years and in amounts sufficient to produce sums not less than 5% in excess of the principal of an interest on the bonds when due. As of October 1, 1996, the total amount of principal on certificates and capital notes issued for equipment and bon ds, plus the interest on these obligations, through the year 2026, is approximately $3.5 billion.

        The amount of revenue generated by Minnesota's tax structure, because of the dependence on the income and sales taxes, is sensitive to the status of the national and local economy. There can be no assurance that the financial problems referr ed to or similar future problems will not affect the market value or marketability of the Minnesota Municipal Obligations or the ability of the issuers thereof to pay the interest or principal of such obligations.

        Minnesota general obligation bonds are rated Aaa by Moody's and AA+ by S&P and AAA by Fitch.

        Selected Economic and Demographic Factors. Diversity and a significant natural resource base are two important characteristics of Minnesota's economy. Minnesota's economy is being lifted by strong earnings growth in the service industry, rising housing construction, and job gains which are slowly firming up to labor market.

        When viewed in 1995 at a highly aggregative level of detail, the structure of Minnesota's economy parallels the structure of the U.S. economy as a whole. Minnesota employment in ten major industrial sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total Minnesota employment was within two percentage points of national employment share.

        Minnesota's employment in the durable goods industries continues to be highly concentrated in industries specializing in the manufacturing of industrial machinery, fabricated metal and instruments. This emphasis is partially explained by the location in Minnesota of computer-related equipment manufacturers. Further, manufacturers of food products, wood products, and printed and published materials joined the high technology manufacturing group which has lead to significant business exp ansion in Minnesota in this decade.

        The importance of Minnesota's rich natural resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 1995, approximately 29.0% of Minnesota's non-durable goods employment was concentrated in food and kindred industries, and approximately 18.8% in paper and allied industries. This compares to approximately 21.7% and 8.9%, respectively, for comparable sectors in the national economy. Both of these industries rely heavily on renewable resou rces in Minnesota. Over half of Minnesota's acreage is devoted to agricultural purposes and nearly one-third to forestry. Printing and publishing are also relatively more important in Minnesota than in the U.S.

        Mining is currently a less significant factor in the Minnesota economy than formerly. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 per thousand in 1979 to 7.9 per thousand in 1995. It is not expected that mining employment will soon return to 1979 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt and peat which may be utilized in the future.

        While Minnesota's involvement in the defense industry is limited, as military procurement cuts continue, Minnesota employers may face challenges in maintaining employment and sales. More importantly, Minnesota firms producing electronic comp onents, communication equipment, electrical equipment, chemicals, plastics, computers and software may face additional competition from companies converting from military to civilian production.

        Job expansion and business start-ups improved remarkably in this decade with an average rate for new businesses at 2%, while business dissolutions were on the decline.

        Finally, despite a state economy that is outperforming the national economy, the future economic outlook is guarded primarily because the growth of the health care industry has slowed significantly and the mainframe computer and airline indus tries face continued softness.

        Minnesota resident population grew from 4,085,000 in 1980 to 4,387 in 1990 or, at an average annual compound rate of .7%. In comparison, U.S. population grew at an annual compound rate of .9% during this period. Minnesota population is curr ently forecast by the U.S. Department of Commerce to grow at an annual compound rate of .8% through 2005.

        Employment and Income Growth in Minnesota. In the period 1980 to 1990, overall employment growth in Minnesota lagged behind national growth. However, manufacturing has been a strong sector, with Minnesota employment outperforming its U.S. c ounterpart in both the 1980-1990 and 1990-1995 periods.

        In spite of the strong manufacturing sector, during the 1980 to 1990 period, total employment in Minnesota increased 17.9% as compared to 20.1% nationally. Most of Minnesota's slower growth can be associated with declining agricultural emplo yment and two recessions in the U.S. economy in the early 1980's which were more severe in Minnesota than nationwide. Minnesota non-farm employment growth generally kept pace with the nation in the period after the 1981-82 recession ended in late 19 82. In the period 1990 to 1995, non-farm employment growth in Minnesota exceeded national growth. Minnesota's non-farm employment grew 11.5% compared to 6.6% nationwide.

        Since 1980, Minnesota per capita personal income has been within three percentage points of national per capita personal income. The state's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of the early 1980's recessions and some difficult years in agriculture. In 1994, Minnesota per capita personal income was 103.0 percent of its U.S. counterpart.

        Another measure of the vitality of Minnesota's economy is its unemployment rate. During 1994 and 1995, respectively, Minnesota's monthly unemployment rate was generally less than the national unemployment rate, averaging 3.6% in 1995, as com pared to the national average of 5.2%.

New Jersey Series

        New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries prod uce chemicals, pharmaceuticals, electrical equipment and instruments, machinery, services, wholesale and retail trade, food products, and printing. Other economic activities include services, wholesale and retail trade, insurance, tourism, petroleum refining and truck farming.

        While New Jersey's economy continued to expand during the late 1980s, the level of growth slowed considerably after 1987. By the beginning of the national recession in July 1990 (according to the National Bureau of Economic Research), constr uction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industri al demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utiliti es and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment from a peak of 3,689,800 in 1989 to a low of 3,445,000 in 1992. This loss has been followed by an employment gain of 205,200 from May 1992 to October 1996, a recovery of 78% of the jobs lost during the recession. In July 1991, S&P lowered the State's general obligation bond rating from AAA to AA+.


        Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, the unemployment rate fell to 6.2% during the first ten months of 1995.


        The revised estimate as shown in the Governor's Fiscal Year 1998 Budget forecasts Sales and Use Tax collections for Fiscal Year 1997 as $4.390 billion, a 4.0% increase from Fiscal Year 1996 revenue. The Fiscal Year 1998 estimate of $4.56 bil lion, is a 3.9% increase from the Fiscal Year 1997 estimate.


        The revised estimate as shown in the Governor's Fiscal Year 1998 Budget forecasts Gross Income Tax collections for Fiscal Year 1997 of $4.71 billion, a 4.4% increase from Fiscal Year 1996 revenue. The estimate for fiscal year 1998 as shown i n the Governor's Fiscal Year 1998 Budget of $4.830 billion, is a 2.5% increase from the Fiscal Year 1997 estimate. Included in the Fiscal Year 1998 forecast is the 10% reduction of personal income tax rates effective January 1, 1995 and a further 15 % reduction of personal income tax rates effective January 1, 1996 (on joint incomes under $80,000). Fiscal Year 1998 revenues are $200 million lower than they would have been if the 1996 property tax deduction for local property taxes had not been enacted.


        The revised estimate as shown in the Governor's Fiscal Year 1998 Budget forecasts Corporation Business Tax collections for Fiscal Year 1997 of $1.120 billion. Included in the Corporation Business Tax forecast is a reduction in the Corporatio n Business Tax rate from 9.375% to 9.0% of net New Jersey income as well as two policy changes enacted into law in 1995 which (i) effective June 30, 1997, allow corporations with multi-state operations to allocate income to New Jersey using a formula which double weights the sales receipts factor to give a tax preference to corporations that have a higher concentration of payroll and facilities in New Jersey and (ii) provide a 7.5% rather than a 9% tax rate for corporations that have net income up to $100,000. The Fiscal Year 1998 forecast as shown in the Governor's Fiscal 1998 Budget of $1.13 billion, represents a 1.2% increase from the Fiscal Year 1997 estimate.


        The revised estimate as shown in the Governor's Fiscal Year 1998 Budget forecasts Other Miscellaneous Taxes Fees and Revenues collections for Fiscal Year 1997 as $1.932 billion, a decrease from fiscal year 1996 revenue.


        Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ens ure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.


        The State appropriated approximately $16.109 billion and $15.978 billion for Fiscal 1996 and 1997, respectively. Of the $15.978 billion appropriated in Fiscal Year 1997 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and Gubernatorial Elections Fund, $6.385 billion (39.9%) is appropriated for State aid to local governments, $3.751 billion (23.5%) is appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of service on behalf of the State), $5.043 billion (31.6%) for Direct State services, $447.0 million (2.8%) for debt service on State general obligation bonds and $352.0 milli on (2.2%) for capital construction.


        Should tax revenues be less than the amount anticipated in the Budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. The appropriations for Fiscal Year 1997 and for Fiscal year 1998 reflect the amounts contained in the Governor's Fiscal Year 1998 Budget.


        The State has made appropriations for principal and interest payments for general obligation bonds for fiscal years 1994 through 1997 in the amounts of $119.9 million, $103.6 million, $466.3 million and $447.0 million, respectively. The Gove rnor's Fiscal Year 1998 Budget for Fiscal Year 1998 includes an appropriation in the amount of $491.2 million for principal and interest payments for general obligations bonds.


North Carolina Series


        Economic Characteristics. The economic profile of North Carolina consists of a combination of industry, agriculture, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,555,200 jobs in 1996, of which appro ximately 846,800 were in manufacturing.
According to the North Carolina Bureau of Labor Statistics, in December, 1996, the State ranked eleventh in non-agricultural employment and eighth in manufacturing employment. During the period from 1980 to 1995, per capita income in the State grew from $7,999, to $21,103, an increase of 163.8%. The North Carolina Employment Security Commission estimated the December 1996 seasonally adjusted unemployment rate to be 3.8%, as compared with a national unemployment rate of 5.3%.


        Agriculture is a basic element in North Carolina's economy. Gross agricultural income in 1995 reached nearly $7.0 billion, placing the State eighth in the nation in gross agricultural income. The poultry industry is the leading source of agricultural income, accounting for 29% of gross agricultural income. The pork industry continues to expand and North Carolina is now the second largest pork-producing State. Pork production accounts for 18% of gross agricultural income. The tobacco industry remains important to North Carolina, providing over $1.0 billion of gross agricultural income.


        North Carolina's agricultural diversity and a continuing emphasis on marketing efforts have protected farm income from some of the wide variations experienced in states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina has the third most diversified agricultural economy in the nation. In 1995, there were approximately 58,000 farms in the State. A strong agribusiness sector also supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery, and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agricultural industry, including food, fiber and forest, contribu tes over $45 billion annually to the State's economy.


        The labor force has undergone significant changes during recent years. The State has moved from an agricultural to a service and goods producing economy. According to the Employment Security Commission, the labor force has grown from 2,855, 200 in 1980 to 3,721,300 in 1995, an increase of 30.3%.


        The Travel and Tourism Division of the North Carolina Department of Commerce has estimated that approximately $9.2 billion was spent on tourism in the State in 1995, an increase of approximately 8.1% over 1994, two-thirds of which was derived from out-of-state travelers. The Travel and Tourism Division estimates approximately 161,000 people were employed in tourism-related jobs in the State. The effects of severe hurricanes in 1996 may have an adverse effect in certain areas of the Sta te as to tourism related activities.


        Revenue Structure. North Carolina's three major operating funds which receive revenues and from which monies are expended are the General Fund, the Highway Fund and the Highway Trust Fund. The 1989 General Assembly created the Highway Trust Fund to provide monies for a major highway construction program for the State. There are no prohibitions or limitations in the North Carolina Constitution on the State's power to levy taxes except an income tax rate limitation of 10% and a prohibit ion against a capitation or "poll" tax.


        A portion of North Carolina's tax revenue is generated from individual and corporate income taxes, sales and use taxes, highway use tax on certain short-term motor vehicle rentals, corporate franchise tax, taxes on alcoholic beverages, tobacco products and soft drinks, inheritance taxes, insurance taxes levied on insurance companies and other taxes, which revenues are deposited into the State's General Fund. Additional tax revenue is generated from a motor fuels tax, a highway use tax o n long term rentals and retail sales of motor vehicles, and a motor vehicle license tax, which revenue is deposited in the Highway Fund and Highway Trust Fund. Additional non-tax revenue deposited to the General Fund consists of (i) institutional and departmental receipts which are deposited with the State Treasurer, including fees, tuition payments, and Federal funds collected by State agencies, (ii) interest earned by the State Treasurer on investments of General Fund monies, and (iii) revenues from the judicial branch. Federal aid is an important source of non-tax revenue for the Highway Fund and Highway Trust Fund.


        State Budget. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Trea sury at the beginning of the period.


        The budget is based upon estimated revenues and a multitude of existing and assumed State and non-State factors, including State and national economic conditions, international activity and federal government policies and legislation.


        The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered. The Act requires the adoption of a balanced budget. North Carolina General Statute Section 14 3-25 provides that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made. The purpose and p olicy of this
Article is to provide and insure there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and requ ired to so administer this Article so as to prevent any such overdraft or deficit. Prior to taking any action under this section to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission." The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reduction arises.


        In November 1996, the voters of the State approved a Constitutional amendment giving the Governor the power to veto budgetary and certain other legislative matters.


        Actual General Fund tax collections totaled $9.459 billion in 1995-96, an increase of 1.0% over 1994-95. This modest growth rate was the result of a comprehensive tax reduction package enacted by the 1995 Session of the General Assembly. The individual income tax personal exemption was increased from $2,000 to $2,250 for 1995 and further to $2,500 for 1996 and beyond. In addition, a $60 child tax credit was enacted beginning with the 1995 tax year. The remaining portion of the State i ntangibles tax was also repealed as of January 1,1995. The 1995 tax package was estimated to lower State taxes by $358.8 million in 1995-96 and $377.6 million in 1996-97. Additionally, the portions of the State alcoholic beverage tax and utility gr oss receipts franchise tax which are shared with local governments were earmarked from State General Fund revenue beginning in 1995-96. These funds were appropriated from the General Fund in 1994-95. This change reduced State General Fund Tax revenue by an estimated $151.5 million in 1995-96 and $160.0 million in 1996-97. Adjusting for the 1995 tax reductions and the earmarking of locally-shared taxes, State General Fund tax revenue would have grown by an estimated 6.4% during 1995-96 accordi ng to the Office of State Budget and Management.


        The General Assembly reduced State taxes further during its 1996 Session. The State sales and use tax rate on food consumed at home was reduced from 4.0% to 3.0% beginning January 1, 1997. The State corporate income tax rate will be reduced from 7.75% to 7.5% in 1997, 7.25% in 1998, 7.0% in 1999, and 6.9% in 2000. The State homestead exemption was increased, decreasing the ad valorem tax base for counties. Most privilege license taxes were eliminated as of January 1, 1997. The State soft drink tax will also be phased out over three years beginning July 1, 1997.


        Additionally, the General Assembly eliminated the individual income tax credit for North Carolina dividends and repealed the corporate income tax deduction for North Carolina dividends.


        Overall, the 1996 tax reduction package lowered State General Fund tax revenue by approximately $85.2 million in 1995-96, and is estimated by the Office of State Budget and Management to be $237.5 million in 1996-97, growing to $339.5 million in 2000-01.


        The Highway Fund revenue collections totaled $1.049 billion in fiscal year 1995-96, $26.3 million above budgeted revenues. Sources of revenues for the Highway Fund include taxes on the sale of motor fuels as well as registration and licensin g fees for motor vehicles.


        The Highway Trust Fund is more dependent on consumption-based revenues, such as taxes and fees derived from sales of motor fuels and vehicles, than the Highway Fund, which draws upon more stable sources for its revenue, such as motor vehicle registration and licensing fees. The Highway Trust Fund was budgeted to collect $698.4 million in 1995-96. However, revenue collections exceeded the budgeted amount by $53.3 million in that year.


        State Indebtedness. The North Carolina Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State was reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election.


        The State is authorized by the Constitution to borrow in anticipation of the collection of taxs due and payable within the current fiscal year to an amount not exceeding 50% of such taxes. The State has not borrowed in anticipation of taxes since fiscal year 1959-60.


        There are no bonds of the State outstanding which contemplate the appropriation by the General Assembly of such amount as may be necessary to make up any deficiency in a debt service reserve therefor. Furthermore, no legislation has been ena cted by the General Assembly which would authorize the issuance of any such bonds.


        Litigation. The following are cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure but which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State of North Carolina's ability to meet its financial obligations:


        1. Leandro, et al. v. State of North Carolina and State Board of Education. On May 25, 1994 students and boards of education in five counties in the State filed suit in Superior Court requesting a declaration that the public education s ystem of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education. The suit requests the Court for such other equitable relief, including injunction or mandamus, as the Court deems proper.


        The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, w hich was denied at the trial court level. An appeal from the decision is pending with the North Carolina Supreme Court. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.


        2. Francisco Case. On August 10, 1994, a class action lawsuit was filed in Wake County Superior Court against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children w ho are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The comp laint does not allege an amount in controversy, but asks the Court to order the defendants to fund a comprehensive program to insure equal educational opportunities for limited English proficient children. Discovery is underway, but no trial date ha s been set. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.


        3. Bailey case -- State Tax Refunds-State Retirees. State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for State and local government retirement benefits. The or iginal suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with State law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, ma ny of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violati on of several State constitutional provisions.


        On May 31, 1995, the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on state and local government retirement benefits is null, void and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. An appeal from this order is pending in the North Carolina Supreme Court.


        The North Carolina Attorney General's Office estimates that the amount in controversy is approximately $40-$45 million annually for tax years 1989 through 1992. In addition, it is anticipated that the decision reached in this case will gover n the resolution of tax refund claims made by retired state and local government employees for taxes paid on retirement benefit income for tax years after 1991. Furthermore, if the order of the Superior Court is upheld, its provisions would apply pr ospectively to prevent future taxation of State and local government retirement benefits that were vested before August of 1989. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.


        4. Faulkenbury v. Teachers' and State Employees' Retirement System, Peele v. Teachers' and State Employees' Retirement System and Woodard
v. Local Governmental Employees' Retirement System. Plaintiffs are disability retirees who brought class actions in State Court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other Federal constitutional rights, and violation of st ate constitutional and statutory rights. The State estimates that the cost in damages and higher prospective benefit payments to plaintiffs and class members would probably amount to $50 million or more in Faulkenbury, $50 million or more in Peele a nd $15 million or more in Woodward, all ultimately payable, at least initially, from the funds of the Retirement Systems. The North Carolina Court of Appeals and Supreme Court dismissed the fiduciary claims for failure to state a claim and certain c onstitutional claims as barred by the statute of limitations. The primary claim for unconstitutional impairment of contract was tried in Superior Court in May, 1995. The Superior Court issued an order ruling in favor of plaintiffs. The Order has b een appealed to the Supreme Court of North Carolina and oral arguments were heard in September, 1996. The plaintiffs also have filed actions in Federal Court asserting the same claims, along with claims for violations of constitutional rights in the taxation of disability benefits. The Federal Court actions have been stayed pending resolution of the actions in State Court. The Attorney General's Office believes that sound legal arguments support the State's position in these cases.


        5. Patton case -- Federal Retirees. Federal retirees filed a class action suit in Wake County Superior Court in 1995 seeking monetary relief for taxes paid since 1989. This action is being held in abeyance pending the outcome in Bailey . Should plaintiffs prevail in Bailey, such a result, these Federal retirees allege, would re-establish the disparity of treatment between state and Federal pension income which was held unconstitutional in Davis v. Michigan (1989). In Davis, the U nited States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. Potential refunds exceed $300 million. The repeal of the e xemptions is challenged by state and local government retirees in the Bailey case.


        6. Fulton Case. The State's intangible personal property tax levied on certain shares of stock, as in effect for taxable years ending before January 1, 1995, was challenged by the plaintiff on grounds that it violates the United States Constitution Commerce Clause by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that does all or part of its business outside th e State. The plaintiff sought to invalidate the tax in its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the s tatute beginning with the 1994 tax year. The effect of this ruling was to increase collections by rendering all stock taxable on 100% of its value. The North Carolina Supreme Court reversed the Court of Appeals and held that the tax is valid and co nstitutional. On February 21, 1996, the United States Supreme Court reversed the decision of the Supreme Court of North Carolina and held that the intangibles tax on out-of-state stock shares violated the Commerce Clause. It remanded the case to th e North Carolina Supreme Court for consideration of possible remedies, including refunds. On February 2, 1997, the North Carolina Supreme Court issued a decision determining that the unconstitutional portion of the statute is severable and referred the matter to the North Carolina General Assembly for legislative action. Legislative options available to the General Assembly include paying refunds to taxpayers who paid the tax, but took appropriate steps to claim that a refund was due. The estimated cost of paying such refunds is approximately $150 million.


Ohio Series


        State Economy and Budget. Non-manufacturing industries now employ approximately 79% of all non-agricultural payroll workers in the State of Ohio. Economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical t han in some other states and in the nation as a whole. Agriculture and related agricultural sectors combined also is an important segment of the Ohio economy. The financial condition of the State has fluctuated in a pattern related to national econ omic conditions, with periods of prolonged stringency characterizing fiscal years 1980 through 1983. Additionally, the 1980-82 recession brought with it a substantial increase in bankruptcies and foreclosures. While the State's economy improved sin ce 1983, the State experienced an economic slowdown in 1990-91, consistent with the national economic conditions during that period.


        The State constitution imposes a duty on the Ohio General Assembly to "provide for raising revenue, sufficient to defray the expenses of the State, for each year, and also a sufficient sum to pay the principal and interest as they become due on the S tate debt. " The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the constitution to $750,000.
The State finances most of its operations through the General Revenue Fund ("GRF") which receives general state revenues not otherwise dedicated pursuant to certain constitutional and statutory claims on state revenues. The GRF sources consist prima rily of personal income and sales-use taxes. The GRF ending (June 30) biennial fund balance is reduced during less-favorable national economic periods and then increases during more favorable economic periods.


        The Office of Budget and Management ("OBM") reported positive $781.3 million and $1.1385 billion ending fund and cash balances, respectively, for the GRF for fiscal year ended June 30, 1996. In addition, at the end of April, 1997, the Budget Stabili zation Fund ("BSF") had a cash balance of $828.3 million.


        The GFR appropriations bill for the biennium ending June 30, 1997 was passed on June 28, 1995 and promptly signed, with selective vetoes, by the Governor. The act provides for total GRF biennial expenditures of approximately $33.5 billion, an increa se over those for the 1994-95 fiscal biennium. The June 30, 1996 GRF ending fund balance was over $781 million, which was higher than forecasted. In accordance with Ohio General Assembly direction, $100 million was transferred from the GRF to the S choolNet Plus Fund, a fund providing for the elementary and secondary school computer network, and $30 million to the State Infra-Structure Bank Fund, a new fund established for state transportation infrastructure. Approximately $400.8 million is se rving as a basis for temporary 1996 personal income tax reductions aggregating that amount.


        State statutory provisions permit the adjustment of payment schedules and the use of the Total Operating Fund ("TOF") to manage temporary GRF cash flow deficiencies. The State has not undertaken external revenue anticipation borrowing.


        TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds. TOF cash balance at June 30, 1996 was $5.063 billion and as of April 30, 1997, the TOF cash balance was $4.9 678 billion. These cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year. GRF cash flow deficiencies occurred in seven months of the fiscal year ended June 30, 1996, the highest being approximately $742 million in December 1995. GRF cash flow deficiencies have occurred in four months of the current fiscal year ending June 30, 1997, the highest being $565.7 million in December 1996.


        State Debt. The Ohio Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to (i) cover causal deficits or failures in revenues limited in amount of $750,000 and (ii) repel invasion, suppress insurrec tion or defend the State in war.


        From 1921 to March 27, 1997, the voters of Ohio, by fifteen constitutional amendments, have authorized the incurrence of state debt to which taxes or excises were pledged for payment, all of which related to capital facilities financing, except for t hree funding veterans' bonuses. The only such tax-supported debt still authorized to be incurred are highway and local Infrastructure Bonds.


        A 1995 constitutional amendment extended the local Infrastructure Bond program. As of March 27, 1997, the General Assembly had authorized approximately $1.855 billion of such bonds, approximately $110 million of which the authority to issue expired on December 31, 1996. The amendment authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.


        A 1985 constitutional amendment authorized up to $100 million in state full faith and credit obligations for coal research and development to be outstanding at any one time. In addition, the General Assembly has authorized the issuance of $150 milli on of Coal Development Bonds. As of March 27, 1997, $95 million of Coal Development Bonds were issued, of which $32.35 million were outstanding.


        A 1987 state constitutional amendment authorized the issuance of $1.2 billion of state full faith and credit obligations for general obligation Infrastructure Bonds to finance local infrastructure improvements of which no more than $120 million may b e issued in any calendar year. A 1995 constitutional amendment extended this authority by authorizing an additional $1.2 billion to be issued over ten years. As of March 27, 1997, approximately $1.08 billion of such obligations were issued, of whic h approximately $880 million were outstanding.


        A constitutional amendment adopted in 1990 authorizes greater state and political subdivision participation in the provision of housing for individuals and families. This supplements the previously constitutionally authorized for loans-for-lenders a nd other housing assistance programs, financed in part with State Revenue Bonds. The amendment authorizes the General Assembly to provide for state assistance for housing in a variety of manners. The General Assembly could authorize state borrowing for the purpose by the issuance of state obligations secured by a pledge of all or a portion of state revenues or receipts, although the obligations may not be supported by the State's full faith and credit.


        A constitutional amendment approved by the voters in 1993 authorizes $200 million in state general obligation bonds to be outstanding for parks, recreation and natural resource purposes (no more than $50 million to be issued in any one fiscal year). The Commissioners of the Sinking Fund, as of March 27, 1997, had authorization to issue the following additional general obligation bonds: $55 million coal development, $290 million highway capital improvements and $130 million natural resources.


        A constitutional amendment approved at the November 1994 election pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program. That program provides for purchase of tuition c redits, for the benefit of state residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. Under the amendment, to secure the tuition guarantees, the General Assembly shall appropriate moneys sufficient to offset any deficiency that may occur from time to time in the trust fund that provides for the guarantees and at any time necessary to make payment of the full amount of any tuition payment or refund required by a tuition payment contract.


        In addition, the State constitution authorizes the issuance, for certain purposes, of state obligations the owners or holders of which are not given the right to have taxes or excises levied by the General Assembly to pay principal and interest. Suc h special obligations include bonds and notes issued by, among others, the Ohio Public Facilities Commission ("OPFC"), the Ohio Building Authority ("OBA") and certain obligations issued by the Treasurer of State. As of March 27, 1997, the OPFC had i ssued approximately $4.121 billion for higher education facilities, approximately $2.126 billion of which were outstanding, approximately $1.038 billion for mental health facilities, approximately $417.7 million of which were outstanding and $184.75 million for parks and recreation facilities, approximately $100 million of which were outstanding.


        A statewide economic development program assists, with loans and loan guarantees, the financing of facilities for industry, commerce, research and distribution. The law authorizes the issuance of state bonds and loan guarantees secured by a pledge o f portions of the state profits from liquor sales. The General Assembly has authorized the issuance of these bonds by the State Treasurer, with a general maximum of $300 million currently authorized to be outstanding at any one time (excluding bonds issued to meet guarantees, but less any amount by which 4% of the unpaid principal amount of guaranteed loan payments exceeds the funded amount applicable to the guarantees). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not under present law exceed $25 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $500 million. A 1996 issue o f $168.74 million of taxable bonds refunded the outstanding bonds and provided additional funds for the program. The highest future fiscal year debt service on those bonds, which are payable through 2022 is approximately $16.167 million.


        Only a portion of state capital needs can be met by direct GRF appropriations; therefore, additional state borrowing for capital purposes has been and will be required. Under present constitutional limitations, most of that borrowing will be primari ly by lease-rental supported obligations such as those issued by OPFC and OBA.


        The general capital appropriations act for the 1997-1998 capital appropriations biennium authorizes additional borrowing. It authorizes issuance by OPFC of obligations, in addition to those previously authorized by the General Assembly, in the amoun ts $559 million for higher education capital facilities projects (a substantial number of which are renovations of equipment and improvements to existing facilities), $68.4 million for mental health and retardation facilities projects, and $22.7 mill ion for parks and recreation facilities. It also authorizes the OBA to issue obligations in the amounts of $197.4 million for local jails and prisons, $37.8 million for Department of Youth Services facilities, $125.65 million for Department of Admin istrative Services facilities, $80.7 million for Ohio Arts Facilities Commission facilities, $75.8 million for Department of Public Safety and $27.75 million for Ohio Department of Transportation facilities. In addition, the Treasurer of State has b een authorized to issue bonds to finance approximately $238.64 million of capital improvements for elementary and secondary public school facilities ($68.64 issued). As of March 27, 1997, the Commissioners of the Sinking Fund had additional General Assembly authorization to issue $55.0 million of additional Coal Development Bonds, $290 million of highway obligation bonds, and $130 million of Natural Resources Bonds.


        Capital appropriations legislation provides for two new categories of revenue-type financing. The Ohio Building Authority is authorized to issue lease revenue obligations to assist in the financing of up to 15% of the estimated cost of certain Ohio sports facilities. In addition, a revolving fund is created to assist in financing local multimodal and intermodal transportation facilities, initially funded with a deposit of $30 million of GRF moneys.


        A state law, originally enacted in 1986 and now amended (the "Rail Act"), authorizes the Ohio Rail Development Commission (replacing the prior Ohio High-Speed Rail Authority to issue obligations to finance the cost of rail service projects within the State, either directly or by loans to other entities. The Rail Act originally was limited to inter-city passenger services. The amendments extend the authority to include freight and commuter service. The Rail Development Commission (or the prede cessor Authority) from time to time has considered financing plan options and the general possibility of issuing bonds or notes. The Rail Act prohibits, without express approval by joint resolution of the General Assembly, the collapse of any escrow of financing proceeds for any purpose other than payment of the original financing, the substitution of any other security, and the application of any proceeds to loans or grants. The Rail Act authorizes the Rail Development Commission, but only wi th subsequent General Assembly action, to pledge the faith and credit of the State but not the State's power to levy and collect taxes (except ad valorem property taxes if subsequently authorized by the General Assembly) to secure debt service on any post-escrow obligations and, provided it obtains the annual consent of the State Controlling Board, to pledge to and use for the payment of debt service on any such obligations all excises, fees, fines and forfeitures and other revenues (except high way use receipts) of the State after provision for the payment of certain other State obligations. The Ohio Department of Transportation appropriations bill for the 1998-1999 biennium, as now passed by both Houses and signed by the Governor repeals the "full faith and credit" and use of state revenue provisions.


        The State and state agencies have issued revenue bonds that are payable from net revenues of revenue-producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the meaning of the constitutional provisions prohibiting the incurrence of debt without popular vote. The Constitution also authorizes state bonds (issued by the Ohio Housing Finance Agency) for certain housing pu rposes; tax moneys may not be obligated or pledged to those bonds.


        The State is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The State also is party to certain litigation questioning the constitutionality of the State's system of school fundin g, which question recently was decided by the Ohio Supreme Court. The Ohio Supreme Court concluded in a decision released March 24, 1997 that major aspects of the system are unconstitutional. The Court also found the R.C. Chapter 3318 school facili ties program constitutionally infirm, but only "to the extent it is underfunded. " It ordered the State to provide for and fund sufficiently a system complying with the Ohio Constitution, staying its order for a year to permit time for responsive co rrective actions by the General Assembly. In response to a state motion for reconsideration and clarification, the Court on April 25, 1997 indicated that property taxes may still play a role in, but "can no longer be the primary means" of, school fu nding. The Court also confirmed that contractual repayment provisions of certain debt obligations issued for school funding will remain valid after the stay terminates.


        The outstanding state bonds issued by the OPFC are rated AA- by S&P and Aa3 by Moody's. (Certain recent issues or portions of issues of Commission Bonds are the object of municipal bond insurance procured by the original or subsequent purchasers and bear different ratings.) S&P rates certain of the State's general obligation bonds AA+, with AAA ratings on the State's Highway Obligations Bonds. The State's general obligation debt is rated as Aa1 by Moody's.


       State Employees and Retirement Systems. The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits. The Public Employees Retirement System ("PERS"), the largest of the five, covers bo th state and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district employees and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State Troopers and the Police and Fire Pension and Disability System ("PFPDS") covers local safety forces.


        As the most recent year reported by the particular system, the unfunded accrued liabilities of STRS and SERS were $8.0038 billion and $1.5581 billion, respectively, and the unfunded accrued liabilities of PERS, HPRS and PFPDS were $4.4422 billion, $5 3.9 million and $1.2075 billion, respectively.


        State Municipalities. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are approximately 943 incorporated cities and villages (populations under 5,000) in the State; six cities have populations of ove r 100,000 and nineteen over 50,000.


        A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies. " A commission composed of state and local officials, and private sector members experienced in business and fina nce appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to elimina te deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's st ated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).


        As of 1996, the act has been applied to 11 cities and to 13 villages. The situations in 9 cities and 10 villages have been resolved and their commissions terminated. Only the cities of East Cleveland and Nelsonville and 3 villages remain under the procedure. A new "fiscal watch" status has recently been added, with the city of Youngstown the first to be placed in this status.


        The fiscal emergency legislation was recently amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular existing fiscal problems of those su bdivisions.


        New legislation addresses larger school districts in financial straits. It is similar to that for municipal "fiscal emergencies," but is particularly tailored to certain school districts and their present and potential fiscal problems. It has been applied to 4 districts, and 8 districts have been placed on preliminary "fiscal watch" status.


        Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be sh ared equally by the State and the respective local districts. For that purpose approximately $75.8 million was expended in the 1992-93 biennium and approximately $119 million in the 1994-95 biennium, and approximately $144.8 million appropriated for the current biennium, and approximately $90.8 million included in the pending appropriations bill for the 1998-99 biennium.


Summary. Many factors affect or could affect the financial condition of the State and other issuers of debt obligations, many of which are not within the control of the State or such issuers. There can be no assurance that such factors and the resu lting impact on state and local governmental finances will not affect adversely the market value of Ohio Municipal Obligations held in the portfolio of the Fund or the ability of the respective obligors to make required payments on such obligations.


Pennsylvania Series


        General. Pennsylvania historically has been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-fourth of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.


        In 1996, the population of Pennsylvania was 12.1 million people, ranking fifth in the nation. According to the U.S. Bureau of the Census, Pennsylvania experienced a slight increase in population from the 1985 estimate of 11.8 million. Pennsylvania has a high proportion of persons 65 or older, and is highly urbanized, with almost 85% of the 1990 census population residing in metropolitan statistical areas. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan stati stical areas, together comprise approximately 50% of the Commonwealth's total population.


        The State's workforce is estimated at 5.9 million people, ranking as the sixth largest labor pool in the nation. Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth cause d the rate to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1% in 1993. Seasonally adjusted data for January 1997 shows an unemployment rate of 4. 7%, compared to an unemployment rate of 5.4% for the United States as a whole.


        Financial Accounting. Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for the purpose of recording receipts and disbursements, of which the General Fund is the largest. Most of the operating and administ rative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles (except one-half cent per gallon of the liquid fuels tax which is deposited i n the Liquid Fuels Tax Fund for distribution to local municipalities) and all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific depart ments, boards and/or commissions. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. The General Fund, all special revenue funds, the Debt Service Funds and t he Capital Project Funds combine to form the Governmental Fund Types.


        Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.


        Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP s tatements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.


       The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fun d and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.


       Revenues and Expenditures. Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, au gmentations and federal government grants supply the balance of the receipts to these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and us e tax (34.8% of General Fund revenues in fiscal 1996), the 2.8% personal income tax (32.9% of General Fund revenues in fiscal 1996) and the 9.99% corporate net income tax (10.0% of General Fund revenues in fiscal 1996). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major sources of revenues for the Motor License Fund include the liquid fuels tax and the oil company franchise tax. That Fund also receives revenues from fees levied on heavy trucks and from taxes on fuels used for aviation purposes. These latter revenues are restricted to the repair and construction of highway bridges and aviation programs, respectively. Revenu es from lottery ticket sales are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.


        Pennsylvania's major expenditures include funding for education ($6.67 billion of fiscal 1995 expenditures, $6.99 billion of the fiscal 1996 budget, and $7.0 billion of the fiscal 1997 budget) and public health and human services ($12.4 billion of fi scal 1995 expenditures, $12.9 billion of the fiscal 1996 expenditures and $13.2 billion of the fiscal 1997 budget).


        Governmental Fund Types: Financial Condition/Results of Operations (GAAP Basis). Financial conditions during fiscal years 1991 through 1995 were distinguished by slow economic growth and a rapid expansion of the costs of certain governmental program s that together produced a significant stress on the Commonwealth's budget. These problems were particularly evident during fiscal years 1990 and 1991 when revenues were significantly below projections, and expenditures, largely driven by demand for public welfare services, rose above budgeted amounts. Actions taken during fiscal 1992 to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesigna ted fund deficit for combined Governmental Fund Types and a return to a positive fund balance. The fund balance for the governmental fund types, as restated, has increased during the 1993 through 1996 fiscal years. As of June 30, 1996, the fund bal ance totaled $1.986 billion, including an unreserved-undesignated fund balance of $378.2 million.


General Fund: Financial Condition/Results of Operations.


        Five Year Overview (GAAP Basis). For the five year period fiscal 1992 through fiscal 1996, total revenues and other sources rose at a 4.6% average annual rate while total expenditures and other uses grew by 6.0% annually.
The majority of the increa se in total revenues and other sources during this period occurred during fiscal 1992 when a $2.7 billion tax increase was enacted to address a fiscal 1991 budget deficit and to fund increased expenditures for fiscal 1992. A reduction in debt servic e costs at an average annual rate of 29.1% over the five year period is a result of reduced short-term borrowing for cash flow purposes. Improved financial results and structural cash flow modifications contributed to the lower borrowing.


        Program areas having the largest increase in costs for the fiscal 1992 to fiscal 1996 period were for protection of persons and property, due to an expansion of state prisons, and for public health and welfare, due to rising caseloads, program utiliz ation and increased prices. Efforts to control costs for various social welfare programs and the presence of favorable economic conditions have led to a modest 5.6% increase for public health and welfare costs for the five year period.


        Fiscal 1995 Financial Results (GAAP Basis). Revenues and other sources totaled $23.772 billion, an increase of $1.135 billion (5.0%) over the prior fiscal year. The greatest increase was $817.9 million in taxes which represents a 5.6% increase over taxes in the prior fiscal year. Expenditures and other uses rose by $1.364 billion to $23.821 billion, an increase over the prior fiscal year of 6.1 percent. Consequently, an operating deficit of $49.8 million was recorded for the fiscal year and led to a decline in fund balance to $688.3 million at June 30, 1995. Two items predominately contributed to the fund balance decline. First, a more comprehensive procedure was used for fiscal 1995 to compute the liabilities for certain public welfa re programs leading to an increase for the year-end accruals. Second, a change to the methodology used to calculate the year-end accrual for corporate tax payables increased the tax refund liability by $72 million for the 1995 fiscal year when compared to the previous fiscal year.


        Fiscal 1995 Financial Results (Budgetary Basis). Commonwealth revenues for the 1995 fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal 1994 cl osing unappropriated surplus prior to transfers. Commonwealth revenues were $459.4 million, 2.9%, above the estimate of revenues used at the time the budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts due la rgely to higher receipts from the corporate net income tax. Sales and use tax revenues also showed strong year-over-year growth that produced above-estimate revenue collections. Sales and use tax revenues were $5.527 billion, $128.8 million above t he enacted budget estimate and 7.9% over fiscal 1994 collections. Personal income tax receipts for fiscal 1995 were slightly above the budgeted estimate. The higher than estimated revenues from tax sources were due to faster economic growth in the national and state economy than had been projected when the budget was adopted. The higher rate of economic growth for the nation and the state gave rise to increases in employment, income and sales that were higher than expected and translated into above-estimate tax revenues.


        Fiscal 1996 Financial Results (GAAP Basis): For fiscal 1996 the fund balance was drawn down $53.1 million from the balance at the end of fiscal 1995 to $635.2 million. A planned draw down of the budgetary unappropriated surplus during fiscal 1996 c ontributed to expenditures and other uses exceeding revenues and other sources by $28.0 million. Consequently, the unreserved fund balance declined by $61.1 million, reducing the balance to $381.8 million at the end of fiscal 1996. Total revenues a nd other sources increased by 8.7% for the fiscal year led by a 24.2% increase in intergovernmental revenues.


         Fiscal 1996 Financial Results (Budgetary Basis):   Commonwealth
revenues for the fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1996 closing unappropriated surplus was $183.8 million, $65.5 million above estimate. Commonwealth revenues (prior to tax refunds) for the fiscal year increased by $113.9 million over the prior fiscal year to $16.339 billion representing a growth r ate of 0.7%. Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. Sales and use tax revenues were $5.682 billion or 2.8% over fiscal 1995 collections. Personal income tax re ceipts for fiscal 1996 totaled $5.374 billion, or 5.7% over collections for fiscal 1995. Included in that increase was $67 million in net receipts from a tax amnesty program that was available for a portion of the 1996 fiscal year.
Some portion of the tax amnesty receipts represent normal collections of delinquent taxes. The tax amnesty program is not expected to be repeated.


        Funds held in reserve at the end of fiscal 1995 for transfer to the Tax Stabilization Reserve Fund totaled $111.0 million. The Tax Stabilization Reserve Fund was anticipated to have an available balance of $182.8 million at June 30, 1996, representi ng approximately 1.1% of general fund annual commonwealth revenues.


        Fiscal 1997 Budget: The enacted fiscal 1997 budget provided for expenditures from commonwealth revenues of $16.376 billion, a 0.6% increase over total appropriations from commonwealth revenues in fiscal 1996. The appropriations increase for fiscal 1997 is one of the lowest rates in recent years. The revenue estimate for fiscal 1997 includes provision for a $15 million tax credit program enacted with the fiscal 1997 budget for businesses creating new jobs.


        Increased authorized spending for fiscal 1997 is driven largely by increased costs of the corrections and the probation and parole programs. Continuation of the trend of a rapidly rising inmate population increases operating costs for correctional f acilities and requires the opening of new facilities. The fiscal 1997 budget contains an appropriation increase in excess of $110 million for these programs. The approved budget also contains some departmental restructurings.


       A major reform of the current welfare system was enacted in May 1996 to encourage recipients toward self-sufficiency through work requirements, to provide temporary support for families showing personal responsibility and to maintain safeguards for t hose who cannot help themselves. Net savings to the fiscal 1997 budget of $176.5 million is anticipated. Many of these savings are redirected in the fiscal 1997 budget toward providing additional support services to those working and seeking work.


       Fiscal 1998 Proposed Budget: Revenue estimates in the proposed budget were developed using a national economic forecast with projected annual growth rates below 2%. Total commonwealth revenues before reductions for refunds and proposed tax changes are estimated to be $17.339 billion, 2.4% above revised estimates for fiscal 1997. Proposed appropriations against those revenues total $16.916 billion, a 2.7% increase over currently estimated fiscal 1997 appropriations. The actual budget, as enac ted, for fiscal 1997-98 is $17.1 billion, and provides over $170 million in tax cuts for Pennsylvania businesses and individuals.


        Commonwealth Debt. Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital proje cts subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.


        General obligation debt totaled $5.055 billion at June 30, 1996. Over the 10-year period ended June 30, 1996, total outstanding general obligation debt increased at an annual rate of 1.1%. All outstanding general obligation bonds of the Commonwealt h are rated AA- by Standard and Poor's Corporation, A1 by Moody's Investors Service, and AA- by Fitch Investors Service. The ratings reflect only the views of the rating agencies.


       Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes which must mature within the fiscal year of issuance. The principal amount issued, when added to that already outstanding, m ay not exceed an aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be fund ed within the succeeding fiscal year's budget. Pennsylvania issued a total of $550.0 million of tax anticipation notes for the account of the General Fund in fiscal 1997, all of which matured on June 30, 1997, to be paid from fiscal 1997 General Fun d receipts.


       Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. As of March 1997, t here were $24.7 million of bond anticipation notes outstanding.


        State-related Obligations. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by ass ets of, or revenues derived from, the various projects financed, and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. The following agencies had deb t currently outstanding as of December 31, 1996: Delaware River Joint Toll Bridge Commission ($53.9 million), Delaware River Port Authority ($523.8 million), Pennsylvania Economic Development Financing Authority ($1.372 billion), Pennsylvania Energy Development Authority ($118.0 million), Pennsylvania Higher Education Assistance Agency ($1.409 billion), Pennsylvania Higher Educational Facilities Authority ($2.667 billion), Pennsylvania Industrial Development Authority ($416.2 million), Pennsylv ania Infrastructure Investment Authority ($205.9 million), Pennsylvania Turnpike Commission ($1.206 billion), Philadelphia Regional Port Authority ($61.1 million), and the State Public School Building Authority ($324.0 million). In addition, the Gov ernor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2.358 b illion of revenue bonds as of December 31, 1996), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphi a ($1.34 million of the loan principal was outstanding as of December 31, 1996).


        Litigation. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters:
(a) Approximately 3,500 tort s uits are pending against the Commonwealth pursuant to the General Assembly's 1978 approval of a limited waiver of sovereign immunity which permits recovery of damages for any loss up to $250,000 per person and $1,000,000 per accident ($27 million was appropriated from the Motor License Fund for fiscal 1997); (b) The ACLU filed suit in April 1990 in federal court demanding additional funding for child welfare services (no estimates of potential liability are available), which the Commonwealth is seeking to have dismissed based on, among other things, the settlement in a similar Commonwealth Court action that provided for more funding in fiscal 1991 as well as a commitment to pay to counties $30.0 million over 5 years.
In January 1992, the d istrict court denied the ACLU's motion for class certification, but that ruling was overturned by the Third Circuit and the parties have resumed discovery; (c) In 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county fundi ng of the judicial system was in conflict with the Pennsylvania Constitution but stayed judgment pending enactment by the legislature of funding consistent with the opinion. The legislature has yet to consider legislation implementing the judgment; (d) In November 1990, the ACLU brought a class action suit on behalf of the inmates in thirteen Commonwealth correctional institutions challenging confinement conditions and including a variety of other allegations. In 1995, the parties agreed to a three-year court monitored settlement which will expire in January 1998; (e) Actions have been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the cons titutionality of the Commonwealth's system for funding local school districts. The federal case has been stayed pending resolution of the state case. The state trial was held in January 1997, and the record remains open. There is no available esti mate of potential liability; and (f) Several banks have filed suit against the Commonwealth contesting the constitutionality of a 1989 law imposing a bank shares tax on banking institutions. After the Commonwealth Court ruled in favor of the Commonw ealth, finding no constitutional deficiencies, Fidelity Bank, the Commonwealth, and certain intervenor banks filed Notices of Appeal to the Pennsylvania Supreme Court on August 5, 1994. Pursuant to a Settlement Agreement, dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues including interest. Pursuant to a separate Settlement Agreement, dated as of April 21, 1995 , the Commonwealth settled with the intervening banks, referred to as "New Banks." As part of the settlement, the Commonwealth agreed neither to assesses nor attempt to recoup any new bank tax credits which had been granted or taken by any of the in tervening banks. Although the described settlements have quantified the Commonwealth's exposure to Fidelity and the intervening banks, other banks have filed protective Petitions, and one or more of these banks may pursue new constitutional challeng es in the Commonwealth Court; however, the Commonwealth Court has previously examined and confirmed the Act's constitutionality; (g) On November 11, 1993, the Commonwealth of Pennsylvania, Department of Transportation and Envirotest/Synterra Partners ("Envirotest"), a partnership, entered into a "Contract for Centralized Emissions Inspection Facilities." Thereafter, Envirotest acquired certain land and constructed approximately 85 automobile emissions inspection facilities throughout various re gions of the Commonwealth. By Act of the General Assembly in October 1994 (Act No. 1994-95), the program was suspended and the Department of Transportation was prohibited from expending funds to implement the program. Envirotest sued, and on Decemb er 15, 1995, Envirotest Systems Corporation, Envirotest Partners (successor to Envirotest/Synterra Partners) and the Commonwealth of Pennsylvania entered into a Settlement Agreement pursuant to which Envirotest will receive $145 million by installmen t payments through 1998; and (h) In November 1995, the Commonwealth and the Governor, along with the City of Philadelphia and its Mayor, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pen nsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadel phia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding to determine their liability, if any, and to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools . After trial, Judge Smith issued an Opinion and Order, granting in relevant part, judgement in favor of the School District of Philadelphia and ASPIRA and against the Commonwealth and Governor. The Commonwealth appealed and requested the Supreme C ourt to enter judgements in favor of the Commonwealth and the Governor on all claims. Briefs have been filed, and the matter is awaiting argument before the Supreme Court.


        Philadelphia. The City of Philadelphia is the largest city in the Commonwealth, with an estimated population of 1,585,577 people according to the 1990 Census. Philadelphia functions both as a city of the first class and as a county for the purpose of administering various governmental programs.


        Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 199 1. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental coop eration agreement between Philadelphia and PICA was approved by City Council and the PICA Board and signed by the Mayor in January, 1992. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 30, 1996.


        PICA has issued $1,761,710,000 of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain general obligation bonds to fund capital projects and to liquidate the Cumulative General Fund balance deficit as of Jun e 30, 1992, of $224.9 million. The audited General Fund balance as of June 30, 1996, showed a surplus of approximately $118.5 million.


Texas Series


        General. Beginning in late 1982, the decline of the State's oil and gas industry, the devaluation of the Mexican peso and the generally soft national economy combined to cause a significant reduction in the rate of growth of State revenues. During late 1985 and early 1986, the price of oil fell dramatically worldwide. This drop in oil prices created a ripple that caused other sectors of the State's economy, such as real estate, to decline. As a result of an increase in non-performing loans in the energy and real estate sectors, major Texas bank holding companies, individual banks and savings and loans experienced losses or sharp downturns in profitabilities and many sought Federal assistance from the FDIC.


        As a further result of the drastic drop in the price of oil, the subsequent loss of jobs and the overbuilding in the real estate market, the State experienced deficits for fiscal years ended August 31, 1986 and 1987 of $230 million and $744 m illion, respectively. However, as a result of the budget trimming and increasing taxes and the improving Texas economy, the State finished fiscal years 1989, 1990, 1991, 1992, 1993, 1994, 1995 and 1996 with surpluses in the General Revenue Fund of $2 95 million, $768 million, $1.006 billion, $615.3 million, $1.633 billion, $2.239 billion, $2.101 billion, and $2.271 billion, respectively. Since the early l990's, the State's economy has rebounded in several areas and has, to a large extent, signif icantly improved its performance since the deep recession of the 1980's.


        In the past decade, the Texas economy has seen a major shift from oil and gas industry reliance to diversification into the technology and computer industry. In 1981, the gas, oil and chemical industry accounted for 26% of the State's total output of goods and services. Today, those businesses account for only 10% of the State's economy.


        By December 1990, the Texas unemployment rate had declined to 6.6%. The unemployment rate, however, began to increase in 1991 and by December 1992 was 7.6%. This increase was merely temporary since by September 1995, the unemployment rate h ad declined to just over 6.0% and by September 1996, it had again declined to 5.7%. As of February 1997, the unemployment rate was 5.5%.


        In the overall race for new job growth, Texas has been the national leader for most of the l990's. Total employment in Texas has been steadily improving since 1991. Total non-farm employment stood at 8.237 million in 1996. This was an incr ease of 128,000 non-farm jobs in a one-year time span. Since 1990, 1.143 million jobs have been created, of which approximately 40% were created in the service sector.


        State Debt. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with two exceptions: (i) debt created to supply casual deficiencies in revenues which does not excee d in the aggregate, at any one time, $200,000 and (ii) debt to repel invasion, suppress insurrection, defend the Sate in war or pay existing debt. In addition, the State Constitution prohibits the Legislature from lending the credit of the State to or in aid of any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the State Constitu tion does not prohibit the issuance of revenue bonds. Furthermore, obligations which are payable from funds expected to be available during the current budget period, such as tax and revenue anticipation notes issued by the State Treasurer, do not c onstitute "debt" within the meaning of the Texas Constitution. The State may issue short term obligations like Tax and Revenue Anticipation Notes which must mature and be paid in full during the biennium in which notes were issued; such obligations are not deemed to be debt within the meaning of the State constitutional prohibition.


        At various times, State voters, by constitutional amendment, have authorized the issuance of debt by the State, including general obligation indebtedness for which the full faith and credit and the taxing power of the State may be pledged. I n some cases, the authorized indebtedness may not be issued without the approval of the Legislature, but in other cases, the constitutional amendments are self-operating and the debt may be issued without specific legislative action. The total amount of general obligation bonds that have been authorized by the voters is in excess of $8.64 billion. Bond income during the State's fiscal year ending August 31, 1996 stabilized from a trend toward increased issuance of non-self supporting Texas bond s whereby income from such bonds has declined from $656,915,000 for fiscal year 1994 to $430,293,000 for fiscal year 1995 and increased slightly to $451,857,000 in 1996. On August 31, 1996, Texas had $3.04 billion in bonds outstanding which must be paid back from the State's general revenue fund. This is approximately the same amount of such bonds outstanding at the end of fiscal 1995 and 1994, and is up from $2.3 billion in such bonds outstanding at the end of fiscal 1993, $1.8 billion outsta nding at the end of fiscal 1992, and $1.5 billion outstanding at the end of fiscal 1991.


        Revenue Sources and Tax Collection. Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and Federal grants. Due to the collapse of oil and gas prices and the resulting enactment by recent State Legislatures of new tax measures, including those increasing the rates of existing taxes and expanding the tax base and adding a component of the corporate (franchise) tax measured by income, there has been a reordering in the relative importa nce of the State's taxes in terms of their contribution to the State's revenue in any year. Federal grants are the State's single largest revenue source, accounting for approximately 27.5% of total revenue during fiscal year 1996. Sales taxes are t he State's second largest source of revenues (and by far the largest source of tax revenue), accounting for approximately 26.8% of the State's total revenues during fiscal year 1996. Licenses, fees and permits, motor fuels taxes and net lottery proc eeds, accounted for approximately 9.5%, 5.7% and 4.2%, respectively, of the State's total revenue in fiscal year 1996. The remainder of the State's revenues are derived primarily from other taxes.
The State has no personal income tax. The State do es impose a corporate franchise tax based on the greater of a corporation's capital or net earned surplus (i.e., income), from which it derived approximately 4.1% of total revenues in fiscal 1996. The corporate franchise tax is, in essence, based up on net income apportionable to the State, and thus works very much like a corporate income tax. It is likely to become a larger source of revenues in future years.


        Total net revenues and opening balances for fiscal years 1990, 1991, 1992, 1993, 1994, 1995 and 1996 amounted to approximately $23.622 billion, $26.190 billion, $29.647 billion, $33.795 billion, $36.707 billion, $38.682 billion and $40.488 bi llion, respectively, while tax collections for the same period amounted to $12.905 billion, $14.922 billion, $15.849 billion, $17.011 billion, $18.106 billion, $18.859 billion and $19.762 billion, respectively.


        The 74th State Legislative Session convened in January 1995 and before adjourning passed a budget for the 1996-97 biennium. The 1996-97 budget provides for appropriations totaling $45.1 billion from general revenue related funds and $79.9 bi llion from all fund sources. The 1996-97 biennium budget increased general revenue funding by 10.9%, and increased funding from all funds by 12.5%. Funding for education was increased by $2.3 billion, or 6.9%, while funding for health and human serv ices was increased $2.4 billion, or 9.1%.


        Limitations on Taxing Powers. The State Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. Property taxes are levied exclusively by county and local taxing authorities. There is also a constitutional prohibition on enacting a personal income tax unless approved by the majority of voters in a referendum.


        The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constituti onal limitation if it finds, by a majority vote of both houses, that an emergency exists. The State Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authoriza tion, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.


        Petroleum Production and Mining. The Texas economy and the oil and gas industry have been intricately linked since the discovery of the Spindletop Field in southeast Texas in 1901. Dramatic increases in the price of oil in 1973-74 and 1979-81 propelled Texas into a leadership position in national economic growth. This situation, however, changed rapidly for Texas during the 1980's. The Texas economy reeled in 1982-83 and again in 1986 as the price of West Texas Intermediate crude oil declined over 50% from $30 per barrel in November 1985 to under $12 per barrel in July 1986. During the oil-patch recession of 1986-87, employment levels declined as the effects of the downturn in the energy industry rippled through the rest of the economy.
While there have been fluctuations in petroleum production and mining employment since the recession, the overall trend of that sector in its importance to the Texas economy has been downward. For example, the number of oil and gas wells drilled in the State during 1995 (9,299) was less than half the number drilled in 1986 (18,707). Texas mining employment is currently at its lowest level since 1977. Oil and gas comprises 95% of Texas employment in the mining sector. Because of su bstantial weakness in the oil and gas industry, mining employment in the State totals approximately 160,800, a decrease of approximately 14% from July 1990. The shift of drilling activity to other parts of the world and weak natural gas prices indic ate a likely persistent sluggishness in the industry.


        Financial Institutions. The decline in oil prices, particularly since January 1986, and the recession that followed have had a severe effect on the banking and savings and loans industries in Texas. In most cases, major Texas bank holding c ompanies, individual banks and savings and loans have experienced losses or sharp downturns in profitability due to the increase in non-performing loans in the energy and real estate sectors. The financial difficulties also led to a number of closin gs among banks and savings and loans. Texas bank failures peaked in 1989, reaching 133 or two-thirds of all bank closings in the nation. Texas bank failures declined to 103 in 1990, 31 in both 1991 and 1992, and 29 in 1993 (of which 20 were subsidi aries of a single bank holding company). No Texas banks failed in 1994 or 1995; however, one bank failed in 1996.


        The Texas banking industry has made substantial strides toward recovery during the l990's. Texas bank profits in 1993, 1994, 1995 and 1996 were $2.4 billion, $1.9 billion, $2.3 billion and $2.5 billion, respectively. Total loans, total equi ty capital, and total assets also rose in 1993, 1994 and 1995. Most loan growth was in consumer real estate, but business lending also showed an increase. On a discordant note, nonperforming loans increased 26% in 1995.


        Many Texas banks and banking organizations have consolidated with a continuing downward trend in the number of operating banks. Texas had 894 banks at the end of September 1996, compared to 991 banks in 1994 and down from 1,125 banks as of t he end of 1991. It is anticipated that the number of banking organizations in the State will continue to drop, although the number of branch locations will rise. Also, in keeping with a nationwide trend, Texas banks have been shifting a substantial amount of their portfolios away from loans and into federal securities. The annualized return on assets for Texas banks in 1995 and 1996 was 1.16% and 1.23%, respectively.


        No industry was more severely affected by the decline in Texas real estate values during the 1980's than the savings and loan industry. At the end of 1992, assets of private Texas savings and loan associations totaled $42.9 billion, down fro m the industry high in 1988 of $112.4 billion in assets. Further, the number of Texas savings and loans has decreased from 273 in 1984 to only 45 in 1996. However, in terms of profits, after a nearly flat year in 1991, the State's thrifts have post ed healthy earnings from 1992 forward. Texas' savings and loans led the nation in profits for 1993. After a dip in 1994, Texas savings and loans, benefitting from home refinancing, increased their earnings by 59% in 1995. Texas' savings and loan p roblems of recent years has mostly been resolved, with steady progress being made in increasing capital levels.


        Property Values and Taxes. Various State laws place limits upon the amounts of tax that can be levied upon the property subject to ad valorem taxes within various taxing units, such as cities, counties and the districts which have ad valorem taxing powers (including [without limitation] school and hospital districts). Similarly, the amounts of sales and use taxes which can be levied and the types of property and services to which sales and use taxes apply are subject to legal restricti ons.


        The 1995 total value of taxable property in Texas School Districts (the most recent information available) amounted to approximately $660.5 billion in 1995, according to records compiled by the Property Tax Division of the Office of the Compt roller (derived from school districts in the State). This $660 billion valuation total included approximately $256.3 billion of single-family residences (after allowing for exemptions), a strong 6.6% increase over the 1994 level. The value of multi -family residential property values increased 8.4%, and the value of commercial and industrial real estate increased 2.9% to $134.8 billion in the same period. However, the increase in valuation for commercial and industrial personal property was 7.7 % in the same year. The value of vacant lots and rural land was virtually unchanged. The only real declines were in the utilities and oil and gas industry which declined 4.6% and 11.8% from 1994 to 1995. The 11.8% decline in the oil and gas indust ry represented a $4.3 billion decline.


        Litigation. After protracted litigation over property tax in the early 1990's, the Texas Legislature (in February 1993) approved proposed constitutional amendments that were intended to address the constitutional deficiencies in the State's system of funding public schools that have been noted by the courts. At an election held on May 1, 1993, the voters of the State rejected all of the proposed constitutional amendments.


        Legislation was enacted in late May 1993 (Senate Bill 7), which included provisions concerning the operation of school districts as well as creating a whole new funding system for public education in the State. This bill provided for a two-t iered education finance structure, known as the Foundation School Program. Tier 1 provides that each school district is entitled to basic allotment of $2,300.00 per student, financed by ad valorem taxes of $.86 per $100.00 valuation on property with in the district, with any deficiency to be made up by the State. Tier 2 provides that school districts may levy additional ad valorem taxes of as much as $.64 per $100.00 valuation. For every cent of the additional tax levy a district undertakes, t he State guarantees a yield of $20.55 per student, regardless of how much tax revenue is actually collected. Senate Bill 7 also imposes a cap on a school district's taxable property at a level of $280,000 per student. School districts with property more valuable than $280,000 per student have various choices as to how their taxable property may be brought within the $280,000 cap.


        Senate Bill 7 was immediately challenged by numerous groups of plaintiffs, representing hundreds of school districts, both property-rich and property-poor, as well as many parents and local officials. After a trial on the consolidated action s in the case of Edgewood v. Meno, the district court held that Senate Bill 7 was constitutional, but found that the Legislature had failed to provide efficiently for facilities. The district court accordingly denied most of the relief sought by the plaintiffs but ordered by injunction that no bonds for any school district could be approved, registered, or guaranteed after September 1, 1995, unless the Legislature had provided for the efficient funding of educational facilities by that time. O n appeal, the Texas Supreme Court affirmed the constitutionality of the public school finance system enacted in Senate Bill 7 in all respects. The Supreme Court modified the district court's judgment to provide that the relief requested by the plain tiffs was denied in all respects and that the district court's injunction was vacated. In all other respects, the Supreme Court affirmed the district court's judgment.


        The current governor has made property tax reform one of the centerpieces of his legislative agenda, with a stated goal of substantially reducing the State's reliance on school property taxes. There were a number of public hearings scheduled through Texas during 1996 to address the issue of the continuing rise of property taxes paid by both individuals and businesses. Property tax reform, which would have resulted in a substantial reduction in tax rates imposed by school districts, was one of the key proposals to be put forward during the 1997 legislative session. While both the House and Senate chambers of the legislature passed proposals that would have reduced school property tax by differing (although significant) amounts, the re was such a wide variance between the proposals that no such property tax reform measure was passed by the Texas legislature during the 1997 session.


Virginia Series


        The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the large st number of jobs, followed by wholesale and retail trade, state and local government and manufacturing. Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has the nation's largest concentration of militar y installations, the Federal government has a greater economic impact on Virginia relative to its size than any states other than Alaska and Hawaii. It is unclear what effect the current efforts by the Federal government to restructure the defense b udget will have on long-term economic conditions in Virginia.


        According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.


        Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budge tary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is m aintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on initial forecasts exceed expecte d revenues in any subsequent forecast. The Revenue Stabilization Fund consists of an amount not to exceed 10% of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.


        General Fund revenues are principally composed of direct taxes. In recent fiscal years most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, pu blic services corporations and premiums of insurance companies.


        In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized consistent with the f inancial goals, capital needs and policies of Virginia. The committee reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral o bligation.


        The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:


        Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of r evenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to this Section may not exceed 30% of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.


        Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approve d in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three pr eceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.


        Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-third s of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accou nts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.


        Article X further provides in Section 9(d) that the restrictions of
Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or com mitted to the payment of such obligation.
There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The debt repayments of the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program and The Innovative Technology Authority are supported in large part by General Fund appropriations.


        The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportat ion Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds which are secured by a portion of the Transportation Trust Fund.


         Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.


         Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Developme nt Authority and Virginia Public School Authority bonds and all of the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respecti ve debt service reserves for such moral obligation debt. To date, none of these authorities has advised Virginia that any such deficiencies exist.


         Local government in Virginia is comprised of 95 counties, 40 incorporated cities, and 190 incorporated towns. Virginia is unique in that cities and counties are independent, and their land areas do not overlap. The largest expenditure by local gove rnments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.


        In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the Federal government. At that time, Virginia exempted state and local retirement benefits but not Federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement bene fits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by Federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.


         In a Special Session in 1994, the Virginia General Assembly passed emergency legislation to provide payments in five annual installments to Federal retirees in settlement of their claims as a result of Davis. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of April 15, 1996, the estimated total cost to Virginia for the settlement was approximately $316.2 million.


         On September 15, 1995, the Supreme Court of Virginia rendered its decision in Harper, reversing the judgement of the trial court, entering final judgement in favor of the taxpayers, directing that the amounts unlawfully collected be refunded with sta tutory interest. Virginia issued refund checks on November 9, 1995, and interest stopped accruing as of November 3, 1995.
The cost of refunding all Virginia income taxes paid on Federal government pensions for taxable years 1985, 1986, 1987 and 198 8 to Federal government pensioners who opted out of the settlement was approximately $78.7 million, including interest earnings.


        The total cost of refunding all Virginia income taxes paid on Federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $203.2 million ($124.5 million in re spect of the settlement and the entire $78.7 million in respect of the judgment) has been paid, leaving $191.7 million payable in respect of the settlement - approximately $63.2 million in fiscal year 1997, $62.5 million on March 31, 1998 and (subjec t to appropriation) $66 million on March 31, 1999.


         Most recently, Moody's has rated the long-term general obligation bonds of Virginia Aaa, and S&P has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.


                             APPENDIX B

        Description of S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

        An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

        The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or o ther arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                 AAA

        Debt rated AAA is the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                  AA

        Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                    A

        Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

        General Obligations Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might i mpair the ability of the issuer to meet debt obligations at some future date.

        Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledge revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfact ory, are less stringent. Management performance appears adequate.

                                BBB

        Of the investment grade, this is the lowest.

        General Obligations Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" ratings is that the latter shows more than on e fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

        Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Manag ement performance could be stronger.

                        BB, B, CCC, CC, C

        Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation . While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                 BB

        Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capac ity to meet timely interest and principal payment.

                                  B

        Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay inte rest and repay principal.

                                 CCC

        Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                   CC

        The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                    C

        The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                                    D

        Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

        Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Municipal Note Ratings

                                   SP-1

        The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                   SP-2

        The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                                   SP-3

The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Commercial Paper Ratings

        An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payme nt. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                 A-1

        This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                                 A-2

        Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                 A-3

        Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


Moody's

Municipal Bond Ratings

                                  Aaa

        Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                  Aa

        Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may n ot be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                   A

        Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which sug gest a susceptibility to impairment sometime in the future.

                                    Baa

        Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                     Ba

        Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefor not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                    B

        Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

                                   Caa

        Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   Ca

        Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                   C

        Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories Aa, A, Baa, Ba and B. Moody's also provides numerical modifiers of 2 and 3 in each of these cat egories for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

Municipal Note Ratings

        Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

        A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

        Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                               MIG 1/VMIG 1

        This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                              MIG 2/VMIG 2

        This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                              MIG 3/VMIG 3

        This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                            MIG 4/VMIG 4

        This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Commercial Paper Ratings

        The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market po sitions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high i nternal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variabili ty in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

        The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of t he issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                AAA

        Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events.

                                 AA

        Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                  A

        Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and ci rcumstances than bonds with higher ratings.

                                 BBB

        Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, howe ver, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                   BB

        Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist th e obligor in satisfying its debt service requirements.

                                   B

        Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                   CCC

        Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                   CC

        Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                                    C

        Bonds rated C are in imminent default in payment of interest or principal.

                             DDD, DD and D

        Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of th e obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

        Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 13-36 months or the DDD, DD, or D c ategories.

Short-Term Ratings

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                  F-1+

        Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                    F-1

        Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                    F-2

        Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.





DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF INVESTMENTS                                                                             APRIL 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments_100.0%                                                              Amount          Value
                                                                                                   __________      __________
Connecticut_81.9%
Bridgeport 5.25%, 3/1/2017 (Insured; AMBAC).................................                      $  4,800,000    $ 4,553,136
Connecticut:
  5.50%, 3/15/2010..........................................................                         3,000,000      3,053,880
  6.875%, 7/15/2010 (Prerefunded 7/15/2000) (a).............................                         7,100,000      7,684,330
  6.75%, 3/1/2011 (Prerefunded 3/1/2001) (a)................................                         3,000,000      3,260,790
  5.50%, 5/15/2014..........................................................                         2,000,000      1,979,240
  5.375%, 10/1/2014.........................................................                         6,500,000      6,348,875
  5.50%, 5/15/2015..........................................................                         3,000,000      2,961,090
  5.25%, 3/1/2016...........................................................                         5,000,000      4,783,500
  Special Tax Obligation Revenue (Transportation Infrastructure):
    Refunding 5.375%, 9/1/2008..............................................                         2,500,000      2,546,575
    7.125%, 6/1/2010........................................................                         8,400,000      9,828,840
    6.75%, 6/1/2011 (Prerefunded 6/1/2003) (a)..............................                         8,500,000      9,320,760
    5.65%, 4/1/2013 (Insured; FGIC).........................................                         1,500,000      1,502,940
Connecticut Clean Water Fund, Revenue
  7%, 1/1/2011 (Prerefunded 1/1/2001) (a)...................................                         6,700,000      7,298,980
  5.125%, 5/1/2018..........................................................                         7,000,000      6,514,760
Connecticut Development Authority, Revenue:
  First Mortgage Gross
    (Elim Park Baptist Home Inc. Project) 9%, 12/1/2020.....................                         3,565,000      3,823,035
  Health Care:
    (Jerome Home Project) 8%, 11/1/2019.....................................                         1,910,000      1,992,722
    (Masonic Charity Foundation of Connecticut) 6.50%, 8/1/2020 (Insured; AMBAC)                     4,400,000      4,613,356
  Life Care Facilities (Seabury Project):
    Refunding 8.75%, 9/1/2006...............................................                         1,625,000      1,639,219
    10%, 9/1/2021...........................................................                        11,175,000     11,857,346
  Water Facilities (Bridgeport Hydraulic) 6.15%, 4/1/2035...................                         2,750,000      2,754,428
Connecticut Health and Educational Facilities Authority, Revenue:
  (Bridgeport Hospital) 6.625%, 7/1/2018 (Insured; MBIA)....................                           700,000        746,669
  (Bridgeport Hospital) 5.375%, 7/1/2025 (Insured; Connie Lee)..............                         2,125,000      1,987,661
  (Danbury Hospital) 6.50%, 7/1/2014 (Insured; MBIA)........................                         3,500,000      3,730,895
  (Day Kimball Hospital) 5.375%, 7/1/2026 (Insured; FSA)....................                         2,000,000      1,895,700
  (Greenwich Academy) 5.75%, 3/1/2026 (Insured; FSA)........................                         3,130,000      3,130,970
  (Greewich Hospital) 5.80%, 7/1/2026 (Insured; MBIA).......................                         9,365,000      9,331,473
  (Hartford University):
    6.75%, 7/1/2012.........................................................                         3,500,000      3,514,315
    6.80%, 7/1/2022.........................................................                         8,500,000      8,534,765
  (Johnson Evergreen Corp.) 8.50%, 7/1/2022.................................                         4,500,000      4,772,385
  (Loomis Chaffee School Project):
    6%, 7/1/2015 (Insured; MBIA)............................................                           715,000        735,485
    6%, 7/1/2025 (Insured; MBIA)............................................                         1,000,000      1,016,260
  (Middlesex Hospital) 6.25%, 7/1/2022 (Insured; MBIA)......................                         3,500,000      3,637,725
  (New Britian General Hospital) 6.125%, 7/1/2014 (Insured; AMBAC)..........                         1,000,000      1,036,070
  (New Britain Memorial Hospital) 7.75%, 7/1/2022...........................                        16,000,000     17,137,760
  (Norwalk Hospital) 6.25%, 7/1/2022 (Insured; MBIA)........................                         3,860,000      4,011,891
  (Quinnipiac College) 6%, 7/1/2013.........................................                         6,545,000      6,402,057



DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                  ___________    ___________
Connecticut (continued)
Connecticut Health and Educational Facilities Authority, Revenue (continued):
  (Refunding-Nursing Home Program_3030 Park Fairfield Health Center Project)
    6.25%, 11/1/2021........................................................                    $    2,500,000  $  2,575,475
  (Sacred Heart University):
    6.50%, 7/1/2016.........................................................                         2,000,000      2,051,680
    6.125%, 7/1/2017........................................................                         1,000,000        996,460
    6.625%, 7/1/2026........................................................                         3,000,000      3,107,460
  (Trinity College) 5.875%, 7/1/2026 (Insured; MBIA)........................                         2,500,000      2,520,125
  (University of New Haven):
    6.625%, 7/1/2016........................................................                         4,050,000      4,143,515
    6.70%, 7/1/2026.........................................................                         8,605,000      8,820,211
  (Veterans Memorial Medical Center) 5.50%, 7/1/2026 (Insured; MBIA)........                         9,000,000      8,652,060
  (William W. Backus Hospital) 5.75%, 7/1/2027 (Insured; AMBAC).............                         2,500,000      2,466,275
  (Windham Community Memorial Hospital):
    5.75%, 7/1/2011.........................................................                         1,000,000        965,450
    6%, 7/1/2020............................................................                         1,000,000        963,940
  (Yale, New Haven Hospital) 5.70%, 7/1/2025 (Insured; MBIA)................                         5,820,000      5,735,203
Connecticut Housing Finance Authority (Housing Mortgage Finance Program):
  7.20%, 11/15/2008.........................................................                         7,300,000      7,576,378
  6.20%, 5/15/2012 (Insured; MBIA)..........................................                         1,000,000      1,031,210
  6.40%, 5/15/2015 (Insured; MBIA)..........................................                         1,000,000      1,038,870
  6.125%, 5/15/2018 (Insured; MBIA).........................................                         1,655,000      1,691,658
  6.45%, 5/15/2022..........................................................                         6,000,000      6,137,640
  6.70%, 11/15/2022.........................................................                         22,035,000    22,770,088
  6.75%, 11/15/2023.........................................................                         5,260,000      5,444,784
  6.30%, 5/15/2024 (Insured; MBIA)..........................................                         1,000,000      1,026,570
  6%, 11/15/2027............................................................                         5,000,000      4,937,750
Connecticut Municipal Electric Energy Cooperative, Power Supply System
Revenue, Refunding:
  5%, 1/1/2011 (Insured; MBIA)..............................................                         4,660,000      4,444,242
  5%, 1/1/2012 (Insured; MBIA)..............................................                         2,000,000      1,901,020
  5%, 1/1/2013 (Insured; MBIA)..............................................                         2,000,000      1,886,700
Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue
  (Wheelabrator Lisbon Project):
    5.50%, 1/1/2014.........................................................                        10,000,000      9,454,700
    5.50%, 1/1/2020.........................................................                         7,250,000      6,609,608
New Haven 7.40%, 8/15/2011 (Prerefunded 8/15/2001) (a)......................                         1,500,000      1,673,655
South Central 5.375%, 8/1/2016 (Insured; FGIC)..............................                         2,000,000      1,930,080
Stamford 6.60%, 1/15/2010...................................................                         2,750,000      3,086,765
University of Connecticut 5%, 2/1/2015 (Insured; FGIC)......................                         1,250,000      1,164,213
U. S. Related_18.1%
Commonwealth of Puerto Rico:
  5.40%, 7/1/2025...........................................................                        10,750,000     10,049,960
  (Public Improvement) 6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a)...........                         6,000,000      6,641,160


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                  __________      __________
U. S. Related (continued)
Puerto Rico Aqueduct and Sewer Authority, Revenue:
  6%, 7/1/2009..............................................................                    $    7,250,000    $ 7,594,158
  Refunding 5%, 7/1/2019....................................................                         2,500,000      2,233,450
Puerto Rico Electric Power Authority, Power Revenue
  7%, 7/1/2021 (Prerefunded 7/1/2001) (a)...................................                         6,775,000      7,495,656
Puerto Rico Highway and Transportation Authority, Highway Revenue:
  6.578%, 7/1/2010 (b)......................................................                         3,200,000      2,996,000
  6.625%, 7/1/2018 (Prerefunded 7/1/2002) (a)...............................                         5,000,000      5,494,550
  5.50%, 7/1/2026...........................................................                         3,000,000      2,827,680
  5.50%, 7/1/2036...........................................................                         5,000,000      4,713,450
Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
Financing Authority, Revenue (Motorola Inc. Project) 6.75%, 1/1/2014........                         2,000,000      2,152,219
Puerto Rico Ports Authority, Special Facilities Revenue (American Airlines):
  6.30%, 6/1/2023...........................................................                         2,000,000      2,021,420
  6.25%, 6/1/2026...........................................................                         3,250,000      3,288,902
University of Puerto Rico, University Revenue
  5.50%, 6/1/2015 (Insured; MBIA)...........................................                         5,000,000      4,962,950
  5.25%, 6/1/2025 (Insured; MBIA)...........................................                         3,400,000      3,207,185
                                                                                                                 _____________
TOTAL INVESTMENTS (cost $350,546,309).......................................                                     $362,422,408
                                                                                                                ==============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      FSA     Financial Security Assurance
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
                                                                           Insurance Corporation

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ______                         _________________          ____________________
AAA                                Aaa                            AAA                               35.0%
AA                                 Aa                             AA                                25.7
A                                  A                              A                                 15.3
BBB                                Baa                            BBB                               17.0
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                      7.0
                                                                                                  ________
                                                                                                   100.0%
                                                                                                  ========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse floater security_the interest rate is subject to change periodically.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                     APRIL 30, 1997
                                                                                              Cost                  Value
                                                                                         _______________       _______________
ASSETS:                          Investments in securities_See Statement of Investments     $350,546,309          $362,422,408
                                 Interest receivable........................                                         7,633,292
                                 Receivable for shares of Beneficial Interest subscribed                               659,287
                                 Prepaid expenses...........................                                             8,731
                                                                                                               _______________
                                                                                                                   370,723,718
                                                                                                               _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         166,245
                                 Due to Distributor.........................                                            98,751
                                 Cash overdraft due to Custodian............                                           280,279
                                 Payable for shares of Beneficial Interest redeemed                                    245,858
                                 Accrued expenses...........................                                         100,245
                                                                                                               _______________
                                                                                                                       891,378
                                                                                                               _______________
NET ASSETS..................................................................                                      $369,832,340
                                                                                                               ===============
REPRESENTED BY:                  Paid-in capital............................                                      $357,908,967
                                 Accumulated net realized gain (loss) on investments                                    47,274
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......on investments_Note 4                                                       11,876,099
                                                                                                               _______________
NET ASSETS..................................................................                                      $369,832,340
                                                                                                               ===============

                                             NET ASSET VALUE PER SHARE
                                            ___________________________
                                                                     Class A                  Class B                Class C
                                                                   _____________           _____________         _____________
Net Assets.............................................            $313,881,215              $54,661,269            $1,289,856
Shares Outstanding.....................................              26,585,426                4,632,250               109,399
NET ASSET VALUE PER SHARE..........................                      $11.81                   $11.80                $11.79
                                                                         ======                  =======               =======





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF OPERATIONS                     YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $22,402,248
EXPENSES:                        Management fee_Note 3(a)...................                  $1,972,181
                                 Shareholder servicing costs_Note 3(c)......                   1,095,192
                                 Distribution fees_Note 3(b)................                     219,526
                                 Professional fees..........................                      50,373
                                 Custodian fees.............................                      38,790
                                 Prospectus and shareholders' reports.......                      26,459
                                 Registration fees..........................                       8,056
                                 Trustees' fees and expenses_Note 3(d)......                       5,088
                                 Loan commitment fees_Note 2................                       2,155
                                 Miscellaneous..............................                     141,372
                                                                                         _______________
                                       Total Expenses.......................                                         3,559,192
                                                                                                                  _____________
INVESTMENT INCOME_NET.......................................................                                        18,843,056
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $3,951,803
                                 Net unrealized appreciation (depreciation) on investments     1,565,956
                                                                                         _______________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         5,517,759
                                                                                                                  _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $24,360,815
                                                                                                                 =============




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      Year Ended           Year Ended
                                                                                    April 30, 1997        April 30, 1996
                                                                                    _______________      ________________
OPERATIONS:
  Investment income_net..........................................                   $  18,843,056         $  20,116,214
  Net realized gain (loss) on investments.................................              3,951,803             5,701,419
  Net unrealized appreciation (depreciation) on investments............                 1,565,956            (1,150,970)
                                                                                    _______________      ________________
      Net Increase (Decrease) in Net Assets Resulting from Operations......            24,360,815            24,666,663
                                                                                    _______________      ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Class A shares.........................................................           (16,770,226)          (18,231,897)
    Class B shares.........................................................            (2,025,054)           (1,877,253)
    Class C shares.........................................................               (47,776)               (7,064)
  Net realized gain on investments:
    Class A shares.........................................................            (6,524,313)               ___
    Class B shares.........................................................              (881,137)               ___
    Class C shares.........................................................               (21,981)               ___
                                                                                    _______________      ________________
      Total Dividends......................................................          (26,270,487)           (20,116,214)
                                                                                    _______________      ________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................            14,824,400            14,645,030
    Class B shares.........................................................             6,357,304             5,468,178
    Class C shares.........................................................               578,813             1,023,317
  Dividends reinvested:
    Class A shares.........................................................           13,821,357             10,502,564
    Class B shares.........................................................            2,091,292              1,298,271
    Class C shares.........................................................                60,960                 6,163
  Cost of shares redeemed:
    Class A shares.........................................................          (43,665,745)           (43,749,996)
    Class B shares.........................................................           (6,145,158)            (3,727,309)
    Class C shares.........................................................             (593,525)                (1,996)
  Net assets received in connection with reorganization_Note 1.............            23,008,697                 ___
                                                                                    _______________      ________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions         10,338,395            (14,535,778)
                                                                                    _______________      ________________
        Total Increase (Decrease) in Net Assets..........................              8,428,723             (9,985,329)
NET ASSETS:
  Beginning of Period.....................................................           361,403,617            371,388,946
                                                                                    _______________      ________________
  End of Period............................................................          $369,832,340          $361,403,617
                                                                                    ==============      ================

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                     Shares
                                                                                     _____________________________________
                                                                                       Year Ended             Year Ended
                                                                                     April 30, 1997         April 30, 1996
                                                                                     ______________         ______________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................            1,270,249             1,212,141
    Shares issued in connection with reorganization_Note 1.................              797,831                 ___
    Shares issued for dividends reinvested.................................            1,154,938               869,313
    Shares redeemed........................................................           (3,661,035)           (3,626,051)
                                                                                     ______________         ______________
                                 Net Increase (Decrease) in Shares Outstanding          (438,017)           (1,544,597)
                                                                                     =============        ===============

    Class B
    ________
    Shares sold............................................................              568,724               453,771
    Shares issued in connection with reorganization_Note 1.................             1,140,308                ___
    Shares issued for dividends reinvested................................                174,856              107,482
    Shares redeemed........................................................             (517,010)              (309,036)
                                                                                     ______________         ______________
                                 Net Increase (Decrease) in Shares Outstanding          1,366,878               252,217
                                                                                     =============        ===============

    Class C*
    _________
    Shares sold............................................................                48,510               84,387
    Shares issued in connection with reorganization_Note 1.................                21,055                  ___
    Shares issued for dividends reinvested.................................                 5,100                  515
    Shares redeemed........................................................               (50,000)                (168)
                                                                                     ______________         ______________
                                 Net Increase (Decrease) in Shares Outstanding            24,665                 84,734
                                                                                     =============        ===============
    *From August 15, 1995 (commencement of initial offering) to April 30,
    1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
FINANCIAL HIGHLIGHTS

     Reference is made to page 3 of the Fund's Prospectus dated July 16, 1997.


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Connecticut Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On October 31, 1996, the Board of Trustees approved, subject to approval by the shareholders of the Connecticut Series of the Dreyfus Premier Insured Municipal Bond Fund ("DPIMBF-Connecticut Series"), an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the DPIMBF-Connecticut Series' assets and liabilities to the Fund in a tax free exchange for shares of beneficial interest of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of DPIMBF-Connecticut Series on March 25, 1997, and was consummated after the close of business on April 1, 1997 at which time 724,521 Class A shares valued at $12.94 per share, 1,033,959 Class B shares valued at $12.95 per share, and 19,088 Class C shares valued at $12.94, representing combined net assets of $23,008,697, (including $762,086 net unrealized appreciation on investments) were exchanged by DPIMBF-Connecticut Series for the respective number of Class A, Class B and Class C shares of the Fund.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund" which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Funds' average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $14,680 during the period ended April 30, 1997 from commissions earned on sales of the Fund's shares.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $211,666 was charged to the Fund for the Class B shares and $7,860 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED) provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $787,993, $105,833 and $2,620 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $138,641 during the period ended April 30, 1997.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $108,805,054 and $122,602,672, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $11,876,099, consisting of $13,605,154 gross unrealized appreciation and $1,729,055 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Connecticut Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Connecticut Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]
New York, New York
June 5, 1997

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS                                                                             APRIL 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments_90.2%                                                               Amount          Value
                                                                                                 ___________      ___________
Florida_85.5%
Alachua County Health Facilities Authority, Health Facilities Revenue,
Refunding
  (Santa Fe Healthcare Facilities Project)
  7.60%, 11/15/2013 (Prerefunded 11/15/2000) (a)............................                     $   3,500,000    $ 3,893,575
Arcadia, Water and Sewer Revenue 7.75%, 12/1/2021 (Prerefunded 12/1/2000) (a)                        2,160,000      2,379,780
Boca Raton, Community Redevelopment Agency, Tax Increment Revenue (Miener
Park Project)
  5.875%, 3/1/2013..........................................................                           250,000        253,767
Brevard County, IDR (Nui Corp. Project) 6.40%, 10/1/2024....................                         1,000,000      1,041,910
Broward County Health Facilities Authority, Revenue, Refunding....
  (Broward County Nursing Home) 7.50%, 8/15/2020 (LOC; Allied Irish Bank) (b)                        1,000,000      1,067,410
Celebration, Community Development District 6.10%, 5/1/2016.................                           500,000        513,515
Charlotte County, Healthcare Facilities Revenue (Charlotte Community Mental Health Project)
  9.25%, 7/1/2020...........................................................                         1,615,000      1,759,510
Clay County Housing Finance Authority, SFMR:
  8.20%, 6/1/2021 (Collateralized; GNMA)....................................                           670,000        698,770
  Multi-County Program 5.95%, 10/1/2019.....................................                         2,000,000      1,999,880
Cocoa, Water and Sewer Revenue 5.75%, 10/1/2017.............................                         2,500,000      2,505,050
Collier County, Revenue, Refunding:
  Capital Improvement 6%, 10/1/2012 (Insured; MBIA).........................                         1,000,000      1,039,680
  Water and Sewer 5%, 7/1/2016 (Insured; FGIC)..............................                         1,000,000        919,480
Dade County:
  Aviation Revenue:
    6.55%, 10/1/2013 (Insured; MBIA)........................................                         2,225,000      2,374,342
    6.125%, 10/1/2020 (Insured; MBIA).......................................                         1,000,000      1,013,500
  Special Obligation, Refunding 5%, 10/1/2035 (Insured; AMBAC)..............                        12,500,000     11,115,000
  Water and Sewer Systems Revenue:
    6.25%, 10/1/2011 (Insured; FGIC)........................................                         2,115,000      2,303,383
    5.375%, 10/1/2016 (Insured; FGIC).......................................                         5,000,000      4,858,950
    5.25%, 10/1/2026 (Insured; FGIC) (c)....................................                         7,490,000      6,996,334
Dade County Health Facilities Authority, HR
  (South Shore Hospital and Medical Center) 7.60%, 8/1/2024 (Insured; FHA)..                         2,220,000      2,378,197
Dade County Housing Finance Authority, Revenue, Refunding:
  MFMR (Lincoln Fields Apartments) 6.25%, 7/1/2024 (Insured; MBIA)..........                           600,000        611,370
  SFMR 6.70%, 4/1/2028 (Collateralized: FNMA & GNMA)........................                         4,500,000      4,651,065
Duval County Housing Finance Authority, SFMR:
  7.85%, 12/1/2022 (Collateralized; GNMA)...................................                         2,595,000      2,736,168
  7.70%, 9/1/2024 (Collateralized; GNMA)....................................                         1,380,000      1,463,504
Escambia County:
  PCR (Champion International Corp. Project) 6.40%, 9/1/2030................                         6,000,000      6,124,440
  Sales Tax Revenue, Refunding 5.80%, 1/1/2015 (Insured; FGIC)..............                           500,000        503,120
Escambia County Housing Finance Authority, SFMR 7.80%, 4/1/2022.............                           945,000      1,000,122
First Florida Governmental Financing Commission, Revenue:
  5.70%, 7/1/2017 (Insured; MBIA) (d).......................................                         3,000,000      2,980,200
  Gainesville, Hollywood and St. Petersburg 5.75%, 7/1/2016 (Insured; AMBAC)                         2,150,000      2,163,781

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   ___________    ___________
Florida (continued)
Florida, Board of Education, Capital Outlay, Refunding 5%, 6/1/2016.........                    $    2,750,000   $ 2,544,245
Florida, Correctional Privatization Community, COP:
  Bay County Correctional Facility 6%, 8/1/2015 (Insured; MBIA).............                           250,000        256,485
  Glades County Correctional Facility 6%, 8/1/2014 (Insured; MBIA)..........                           350,000        369,103
Florida, Department of General Services, Facilities Management Revenue
  6.125%, 9/1/2023 (Insured; AMBAC).........................................                         1,000,000      1,026,130
Florida, Department of Transportation (Right of Way Acquisition and Bridge)
  5.375%, 7/1/2026..........................................................                         2,495,000      2,368,279
Florida, Division of Bond Finance Department, General Services Revenues:
  (Department of Environmental Preservation 2000)
    5.125%, 7/1/2009 (Insured; AMBAC) (d)...................................                         8,000,000      7,885,600
  (Department of Natural Resources Preservation 2000)
    5.80%, 7/1/2013 (Insured; AMBAC)........................................                           700,000        706,916
Florida, Housing Finance Agency:
  (Brittany Rosemont Apartments) 7%, 2/1/2035...............................                         6,000,000      6,364,620
  Single Family Mortgage:
    6.65%, 7/1/2026 (Insured; MBIA) (c).....................................                         1,780,000      1,838,954
    Refunding 6.65%, 1/1/2024...............................................                         2,415,000      2,496,434
  (Turtle Creek Apartment Projects) 6.10%, 5/1/2016 (Insured; AMBAC)........                         1,000,000      1,011,980
Florida Transportation Authority, Turnpike Revenue, Refunding 5%, 7/1/2019 (Insured; FGIC)           1,000,000        908,350
Highlands County Health Facilities Authority, Revenue (Adventist Sunbelt Hospital)
  7%, 11/15/2014............................................................                         1,500,000      1,602,210
Hillsborough, Capital Improvement Program, Revenue, Refunding
  5%, 8/1/2015 (Insured; FGIC)..............................................                         3,325,000      3,093,081
Hillsborough County, Port District Special Revenue, Refunding (Tampa Port Authority)
  6%, 6/1/2020 (Insured; FSA)...............................................                         1,000,000      1,002,560
Hillsborough County, Utility Revenue, Refunding:
  6.625%, 8/1/2011..........................................................                         4,000,000      4,248,120
  7%, 8/1/2014..............................................................                         4,765,000      5,123,852
Hillsborough County Aviation Authority, Revenue, Refunding (Delta Airlines):
  6.80%, 1/1/2024...........................................................                         2,500,000      2,659,575
  7.75%, 1/1/2024...........................................................                         1,500,000      1,592,910
  Tampa International Airport 5.50%, 10/1/2013 (Insured; FGIC)..............                           500,000        494,810
Hillsborough County Industrial Development Authority, PCR, Refunding
  (Tampa Electric Co. Project) 6.25%, 12/1/2034 (Insured; MBIA).............                         1,000,000      1,045,010
Jacksonville, Excise Taxes Revenue, Refunding 5%, 10/1/2016 (Insured; FGIC).                         3,490,000      3,226,330
Jacksonville, Water and Sewer Revenue 5%, 10/1/2020 (Insured; MBIA).........                         3,000,000      2,732,040
Jacksonville Health Facilities Authority, HR:
  (Memorial Regional Rehabilitation Center Project) 6.625%, 5/1/2022 (Insured; MBIA)                   500,000        546,990
  Refunding (St.Luke's Hospital) 7.125%, 11/15/2020.........................                         6,700,000      7,303,201
Lee County, Tourist Development Tax Revenue, Refunding 5.625%, 10/1/2011 (Insured; FGIC)               250,000        251,318

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      APRIL 30, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount          Value
                                                                                                   ___________    ___________
Florida (continued)
Lee County Housing Finance Authority, SFMR (Multi-County Program):
  7.20%, 3/1/2027...........................................................                    $    2,000,000    $ 2,181,960
  7.45%, 9/1/2027...........................................................                         1,500,000      1,653,810
Miami Health Facilities Authority, Health Facilities Revenue, Refunding (Mercy
Hospital Project)
  5.125%, 8/15/2020 (Insured; AMBAC)........................................                           200,000        183,448
Miramar, Public Service Tax Revenue 6.15%, 10/1/2024 (Insured; FGIC)........                         1,000,000      1,023,040
North Miami Health Facilities Authority, Health Facilities Revenue
  (Villa Maria Nursing Housing Project) 7.50%, 9/1/2012.....................                         2,605,000      2,836,194
Okaloosa County Gas District, Gas System Revenue 5.50%, 10/1/2021 (Insured; MBIA) (c)                2,795,000      2,712,687
Okeechobee, Water and Sewer Revenue
  6.50%, 1/1/2017 (Insured; MBIA) (Prerefunded 1/1/2003) (a)................                         1,220,000      1,341,378
Orange County Tourist Development, Tax Revenue:
  6.50%, 10/1/2019 (Insured; AMBAC).........................................                         1,000,000      1,075,060
  6%, 10/1/2024 (Insured; MBIA).............................................                           200,000        203,514
Orange County Health Facilities Authority, Health Facilities Revenue
  (Mental Health Service Project) 9.25%, 7/1/2020 (Prerefunded 7/1/2000) (a)                         3,735,000      4,280,945
Osceola County, School Board, COP 5.75%, 6/1/2014 (Insured; AMBAC)..........                           250,000        250,950
Osceola County Industrial Development Authority, Revenue
  (Community Provider Pooled Loan Program) 7.75%, 7/1/2017..................                         5,235,000      5,404,195
Palm Beach County:
  Solid Waste Industrial Development Revenue:
    (Okeelanta Power LP Project) 6.85%, 2/15/2021 (e).......................                        10,000,000      7,463,300
    (Osceola Power LP) 6.85%, 1/1/2014 (e)..................................                         5,800,000      4,438,392
Palm Beach County Housing Finance Authority, Single Family Mortgage,
  Purchase Revenue 6.55%, 4/1/2027..........................................                         2,750,000      2,833,518
Pinellas County, PCR, Refunding (Florida Power Corp.) 7.20%, 12/1/2014......                         3,000,000      3,228,600
Pinellas County Housing Finance Authority, SFMR:
  7.70%, 8/1/2022...........................................................                         2,595,000      2,746,237
  (Multi-County Program) 6.70%, 2/1/2028 (Insured; FHA).....................                         5,000,000      5,180,300
Polk County, School Board, COP (Master Lease Program) 5.875%, 1/1/2015 (Insured; MBIA)               1,000,000      1,010,890
Polk County Industrial Development Authority, IDR
  (IMC Fertilizer) 7.525% 1/1/2015..........................................                        10,000,000     10,637,700
St. Lucie, SWDR (Florida Power and Light Co. Project) 7.15%, 2/1/2023.......                         4,000,000      4,335,200
Santa Rosa Bay Bridge Authority, Revenue:
  6.25%, 7/1/2028...........................................................                         3,000,000      2,977,290
  Zero Coupon, 7/1/2022.....................................................                         4,000,000        763,400
Sarasota County, Utility System Revenue, Refunding:
  5.25%, 10/1/2016 (Insured; FGIC)..........................................                         1,000,000        953,720
  5.25%, 10/1/2025 (Insured; FGIC)..........................................                         3,500,000      3,281,775
Seminole County, School Board, COP 6.125%, 7/1/2019 (Insured; MBIA).........                           325,000        333,444

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   __________      __________
Florida (continued)
Seminole Water Control District 6.75%, 8/1/2022.............................                    $    2,000,000   $  1,927,120
Tampa, Alleghany Health System Revenue (St. Joseph) 6.50%, 12/1/2023 (Insured; MBIA)                 1,000,000      1,069,440
Tampa Sports Authority, Sales Tax Revenue (Tampa Bay Arena Project) 5.75%, 10/1/2025                 1,000,000      1,021,880
Volusia County, Sales Tax Revenue 5.75%, 10/1/2013 (Insured; MBIA)..........                           500,000        503,120
U.S. Related_4.7%
Commonwealth of Puerto Rico Aqueduct and Sewer Authority, Revenue, Refunding
  5%, 7/1/2019..............................................................                         6,410,000      5,890,277
Virgin Islands Public Finance Authority, Revenue, Refunding 7.25%, 10/1/2018                         5,400,000      5,846,148
                                                                                                                 _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $218,335,193)...................                                     $223,633,838
                                                                                                                =============
Short-Term Municipal Investments_9.8%
Florida_8.6%
Dade County Industrial Development Authority, Exempt Facilities Revenue,
Refunding
  (Florida Power and Light Co.) VRDN 4.30% (f)..............................                    $    8,100,000    $ 8,100,000
Hillsborough County Industrial Development Authority, PCR (Tampa Electric Co.
Project)
  VRDN 4.50% (f)............................................................                         3,600,000      3,600,000
Manatee County, PCR, Refunding (Florida Power and Light Co. Project) VRDN 4.45% (f)                  7,000,000      7,000,000
St. Lucie County, SWDR (Light and Power Computer Project) VRDN 4.50% (f)....                         2,600,000      2,600,000
U.S. Related_1.2%
Puerto Rico Commonwealth, Development Bank, Refunding, VRDN 4.30%
  (LOC; Credit Suisse) (b,c,f)..............................................                         2,900,000      2,900,000
                                                                                                                  ___________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $24,200,000)...................                                    $  24,200,000
                                                                                                                =============
TOTAL INVESTMENTS_100.0% (cost $242,535,193)................................                                     $247,833,838
                                                                                                                =============

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      IDR     Industrial Development Revenue
COP           Certificate of Participation                       LOC     Letter of Credit
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Association                                     Insurance Corporation
FNMA          Federal National Mortgage Association              PCR      Pollution Control Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
GNMA          Government National Mortgage Association           SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (g)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ________                       _________________          ____________________
AAA                                Aaa                            AAA                               50.1%
AA                                 Aa                             AA                                11.2
A                                  A                              A                                  4.9
BBB                                Baa                            BBB                               13.0
BB                                 Ba                             BB                                 1.7
F1+,F-1                            MIG1, VMIG1 & P1               SP1, A1                            6.5
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                     12.6
                                                                                                   ______
                                                                                                   100.0%
                                                                                                  ========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Wholly held by the custodian in a segregated account as collateral for delayed-delivery securities.
    (d)  Purchased on a delayed-delivery basis.
    (e) Subsequent to April 30, 1997, the owners/developers of the power project filed for protection under the Federal Bankruptcy Code. Although interest payments remain current, as of June 5, 1997, this event has resulted in a decline in the market value of this security.
    (f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (g) Fitch currently provides creditworthiness information for a limited number of investments.
    (h) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                       APRIL 30, 1997
                                                                                                Cost                  Value
                                                                                            _____________           __________
ASSETS:                          Investments in securities_See Statement of Investments      $242,535,193         $247,833,838
                                 Interest receivable........................                                         3,470,348
                                 Receivable for shares of Beneficial Interest subscribed                                15,207
                                 Prepaid expenses...........................                                             6,402
                                                                                                               _______________
                                                                                                                   251,325,795
                                                                                                               _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         108,106
                                 Due to Distributor.........................                                            63,947
                                 Cash overdraft due to Custodian............                                           244,542
                                 Payable for investment securities purchased                                        11,788,728
                                 Payable for shares of Beneficial Interest redeemed                                    662,593
                                 Accrued expenses...........................                                            94,961
                                                                                                               _______________
                                                                                                                    12,962,877
                                                                                                               _______________
NET ASSETS..................................................................                                      $238,362,918
                                                                                                               ===============
REPRESENTED BY:                  Paid-in capital............................                                      $234,807,412
                                 Accumulated net realized gain (loss) on investments                                (1,743,139)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments_Note 4                                                               5,298,645
                                                                                                               _______________
NET ASSETS..................................................................                                      $238,362,918
                                                                                                               ===============

                                                    NET ASSET VALUE PER SHARE
                                                _________________________________
                                                                      Class A                 Class B                Class C
                                                                  _______________         _______________      _______________
Net Assets.................................................        $202,502,592               $35,802,481              $57,845
Shares Outstanding........................................           14,403,000                 2,547,624                4,116
NET ASSET VALUE PER SHARE...................................             $14.06                    $14.05               $14.05
                                                                         ======                    =======             =======



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF OPERATIONS                                                                            YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $14,829,925
EXPENSES:                        Management fee_Note 3(a)...................                  $ 1,318,540
                                 Shareholder servicing costs_Note 3(c)......                      765,722
                                 Distribution fees_Note 3(b)................                      134,503
                                 Professional fees..........................                       45,292
                                 Custodian fees.............................                       25,043
                                 Prospectus and shareholders' reports.......                       20,038
                                 Trustees' fees and expenses_Note 3(d)......                        3,417
                                 Registration fees..........................                        2,460
                                 Loan commitment fees_Note 2................                        1,459
                                 Miscellaneous..............................                       18,466
                                                                                             _____________
                                     Total Expenses.........................                                         2,334,940
                                                                                                                  _____________
INVESTMENT INCOME_NET.......................................................                                         12,494,985
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $(1,755,627)
                                 Net unrealized appreciation (depreciation)
                                       on investments                                           1,600,303
                                                                                             _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          (155,324)
                                                                                                                  _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $12,339,661
                                                                                                                 =============











SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Year Ended           Year Ended
                                                                                         April 30, 1997       April 30, 1996
                                                                                        ________________     _________________
OPERATIONS:
  Investment income_net....................................................              $  12,494,985        $  14,381,328
  Net realized gain (loss) on investments..................................                (1,755,627)            6,336,711
  Net unrealized appreciation (depreciation) on investments................                  1,600,303           (2,819,982)
                                                                                        ________________     _________________
      Net Increase (Decrease) in Net Assets Resulting from Operations......                 12,339,661           17,898,057
                                                                                        ________________     _________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Class A shares.........................................................                (11,216,199)         (13,092,008)
    Class B shares.........................................................                 (1,276,479)          (1,288,976)
    Class C shares.........................................................                     (2,307)                (344)
  Net realized gain on investments:
    Class A shares.........................................................                 (4,898,740)          (3,306,553)
    Class B shares.........................................................                   (612,636)            (370,770)
    Class C shares.........................................................                     (1,328)                 (14)
                                                                                        ________________     _________________
      Total Dividends......................................................                (18,007,689)         (18,058,665)
                                                                                        ________________     _________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................                  4,244,168            9,844,149
    Class B shares.........................................................                  1,379,240            4,401,949
    Class C shares.........................................................                     52,882               36,586
  Dividends reinvested:
    Class A shares.........................................................                  6,607,543            6,539,239
    Class B shares.........................................................                    669,997              644,364
    Class C shares.........................................................                      1,243                 107
  Cost of shares redeemed:
    Class A shares.........................................................                (43,636,534)         (41,280,587)
    Class B shares.........................................................                 (5,732,826)          (3,176,969)
    Class C shares.........................................................                    (30,476)                ___
  Net assets received in connection with reorganization_Note 1.............                 25,939,388                 ___
                                                                                        ________________     _________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions              (10,505,375)         (22,991,162)
                                                                                        ________________     _________________
        Total Increase (Decrease) in Net Assets............................                (16,173,403)         (23,151,770)
NET ASSETS:
  Beginning of Period......................................................                254,536,321          277,688,091
                                                                                        ________________     _________________
  End of Period.....................................................                      $238,362,918         $254,536,321
                                                                                        ==============     =================

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     Shares
                                                                                      _________________________________________
                                                                                          Year Ended             Year Ended
                                                                                        April 30, 1997         April 30, 1996
                                                                                      __________________     __________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................                 330,094               658,995
    Shares issued in connection with reorganization_Note 1.................                 938,304                 __
    Shares issued for dividends reinvested.................................                 458,224               437,472
    Shares redeemed........................................................              (3,034,221)           (2,776,392)
                                                                                      __________________     __________________
                                 Net Increase (Decrease) in Shares Outstanding           (1,307,599)           (1,679,925)
                                                                                     ==================     =================
    Class B
    ________
    Shares sold............................................................                 127,345          295,615
    Shares issued in connection with reorganization_Note 1.................                 905,864          __
    Shares issued for dividends reinvested.................................                  46,491           43,121
    Shares redeemed........................................................                (399,263)        (214,088)
                                                                                      __________________     __________________
                                 Net Increase (Decrease) in Shares Outstanding              680,437          124,648
                                                                                     ==================     =================
    Class C*
    ________
    Shares sold............................................................                   3,641            2,423
    Shares issued in connection with reorganization_Note 1.................                      71               __
    Shares issued for dividends reinvested.................................                      86               7
    Shares redeemed........................................................                  (2,112)                __
                                                                                      __________________     __________________
                                 Net Increase (Decrease) in Shares Outstanding                1,686            2,430
                                                                                     ==================     =================
    *From August 15, 1995 (commencement of initial offering) to April 30,
    1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
FINANCIAL HIGHLIGHTS

     Reference is made to page 3 of the Fund's Prospectus dated July 16, 1997.


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series, including the Florida Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On October 31, 1996, the Board Members of the Trust approved, subject to approval by the shareholders of the Florida Series of Dreyfus Premier Insured Municipal Bond Fund ("DPIMBF-Florida Series"), an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the DPIMBF-Florida Series' assets and liabilities to the Fund in a tax free exchange for shares of beneficial interest of the Fund, and the assumption by the Fund of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of DPIMBF-Florida Series on March 25, 1997, and was consummated after the close of business on April 1, 1997, at which time 1,026,589 Class A shares valued at $12.86 per share, 990,393 Class B shares valued at $12.86 per share and 78 Class C shares valued at $12.86 per share, representing combined net assets of $25,939,388, (including $977,489 net unrealized appreciation on investments) were exchanged by DPIMBF-Florida Series for the respective number of Class A, Class B and Class C shares of the Fund.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund," which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED) which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,712,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through April 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, the carryover expires in fiscal 2005.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $4,563 during the period ended April 30, 1997 from commissions earned on sales of the Fund's shares.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $134,127 was charged to the Fund for the Class B shares and $376 was charged to the Fund for the Class C shares.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services.
The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $532,147, $67,064 and $125 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $99,680 during the period ended April 30, 1997.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $166,283,397 and $193,710,816, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $5,298,645, consisting of $9,180,186 gross unrealized appreciation and $3,881,541 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Florida Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Florida Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]
New York, New York
June 5, 1997

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF INVESTMENTS                                  APRIL 30, 1997
                                                                                                      Principal
Long-Term Municipal Investments_86.2%                                                                   Amount          Value
                                                                                                        _______       _______
Albany, Sewer System Revenue 6.50%, 7/1/2009 (Insured; MBIA)
  (Prerefunded 7/1/2002 ) (a)...............................................                     $     100,000     $   109,090
Atlanta:
  Airport Facilities Revenue:
    5.25%, 1/1/2010 (Insured; AMBAC)........................................                         1,000,000        984,940
    6%, 1/1/2014 (Insured; AMBAC)...........................................                         1,000,000      1,016,100
  GO 6.10%, 12/1/2019.......................................................                         1,000,000      1,028,050
Barrow County School District 5.60%, 2/1/2015 (Insured; MBIA)...............                         1,000,000      1,001,750
Clayton County and Clayton County Water Authority, Water and Sewer Revenue, Refunding
  5.60%, 5/1/2013 (Insured; AMBAC)..........................................                         1,200,000      1,197,864
Columbia, Water and Sewer Revenue, Refunding 5.40%, 6/1/2011 (Insured; AMBAC)                          750,000        744,630
Colquitt County Hospital Authority, Refunding 5.50%, 3/1/2016...............                         1,000,000        973,060
Columbus Hospital Authority, Revenue Certificates (Saint Francis Hospital)
  6.20%, 1/1/2010 (Insured; MBIA)...........................................                           200,000        207,558
Dekalb County Development Authority, Revenue
  (Wesley Homes, Inc.-Budd Terrace Project)
  6.75%, 10/1/2013 (LOC; Wachovia Bank of Georgia, N.A.) (b)................                           200,000        208,986
Fayette County School District 6.125%, 3/1/2015.............................                           500,000        518,230
Fulton County, Water and Sewer Revenue, Refunding 6.375%, 1/1/2014 (Insured; FGIC)                     290,000        317,266
Fulton County Building Authority, Revenue, Refunding
  (County Government and Health Facilities Project) 6.125%, 1/1/2011........                           300,000        312,624
Fulton County Development Authority, Special Facilities Revenue, Refunding
  (Delta Air Lines Inc. Project) 6.95%, 11/1/2012...........................                           245,000        260,690
Gainesville, Water and Sewer Revenue, Refunding 6%, 11/15/2012 (Insured; FGIC)                         300,000        318,600
Georgia, GO:
  6.65%, 3/1/2009...........................................................                         1,000,000      1,132,090
  5.65%, 3/1/2012...........................................................                         1,000,000      1,024,700
Georgia Housing and Finance Authority, SFMR :
  7%, 12/1/2015 (Insured; FSA)..............................................                         1,500,000      1,574,580
  6.50%, 12/1/2017 (Insured; FSA)...........................................                         1,000,000      1,026,120
Georgia Municipal Gas Authority, Gas Revenue (Warner Robins Project)
  5.80%, 1/1/2015 (Insured; MBIA)...........................................                         1,000,000      1,008,060
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health)
  5.25%, 8/1/2013 (Insured; MBIA)...........................................                         2,000,000      1,918,560
Hancock County, Various Purpose Asset Guaranty 6.70%, 4/1/2015..............                         1,000,000      1,090,740
Marietta Development Authority, Revenue (First Mortgage-Life College)
  5.75%, 9/1/2014 (Insured; CGIC)...........................................                           850,000        850,255
Meriwether County School District 5.50%, 2/1/2016...........................                         1,000,000        978,740
Metropolitan Atlanta Rapid Transportation Authority, Sales Tax Revenue, Refunding
  6.25%, 7/1/2020 (Insured; AMBAC)..........................................                           300,000        324,495

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                         APRIL 30, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   __________      __________
Private Colleges and Universities Authority, Revenue, Refunding
  (Spellman College Project) 6.20%, 6/1/2014 (Insured; FGIC)................                      $  1,000,000   $  1,046,930
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $20,548,098)....................                                      $21,174,708
                                                                                                                =============
Short-Term Municipal Investments_13.8%
U.S. Related;
Commonwealth of Puerto Rico, Development Bank, Refunding, VRDN
  4.30% (LOC; Credit Suisse) (b,c) (cost $3,400,000)........................                      $  3,400,000   $  3,400,000
                                                                                                                =============
TOTAL INVESTMENTS_100.0% (cost $23,948,098).................................                                      $24,574,708
                                                                                                                =============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
CGIC          Capital Guaranty Insurance Company                 MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
GO            General Obligation                                 SFMR    Single Family Mortgage Revenue
FSA           Financial Security Assurance                       VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ______                         _________________          ____________________
AAA                                Aaa                            AAA                               61.7%
AA                                 Aa                             AA                                23.4
BBB                                Baa                            BBB                                1.1
F-1,F-1+                           VMIG1,MIG1,P1                  SP1,A1                            13.8
                                                                                                   ________
                                                                                                   100.0%
                                                                                                  =========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF ASSETS AND LIABILITIES                         APRIL 30, 1997
                                                                                               Cost                Value
                                                                                           _____________       _____________
ASSETS:                          Investments in securities_See Statement of Investments     $23,948,098          $24,574,708
                                 Cash.......................................                                         45,734
                                 Interest receivable........................                                         385,542
                                 Receivable for shares of Beneficial Interest subscribed                               3,313
                                 Prepaid expenses...........................                                           1,391
                                                                                                                _____________
                                                                                                                   25,010,688
                                                                                                                _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        11,303
                                 Due to Distributor.........................                                          12,737
                                 Payable for shares of Beneficial Interest redeemed                                   51,989
                                 Accrued expenses...........................                                          21,090
                                                                                                                _____________
                                                                                                                      97,119
                                                                                                                _____________
NET ASSETS..................................................................                                     $24,913,569
                                                                                                              ==============
REPRESENTED BY:                  Paid-in capital............................                                     $24,951,417
                                 Accumulated net realized gain (loss) on investments                                (664,458)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments_Note 4......................                                         626,610
                                                                                                               _____________
NET ASSETS..................................................................                                     $24,913,569
                                                                                                              ==============

                                                    NET ASSET VALUE PER SHARE
                                                _________________________________
                                                                      Class A                 Class B                Class C
                                                                  _______________         _______________      _______________
Net Assets............................................               $6,597,741             $18,211,184             $104,644
Shares Outstanding..........................................            499,155               1,377,147                7,916
NET ASSET VALUE PER SHARE...................................             $13.22                  $13.22               $13.22
                                                                         ======                 =======              =======



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF OPERATIONS                                                 YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $1,523,447
EXPENSES:                        Management fee_Note 3(a)...................                   $147,484
                                 Distribution fees_Note 3(b)................                     96,512
                                 Shareholder servicing costs_Note 3(c)......                     84,983
                                 Professional fees..........................                      7,574
                                 Prospectus and shareholders' reports.......                      5,210
                                 Custodian fees.............................                      3,409
                                 Registration fees..........................                      2,545
                                 Trustees' fees and expenses_Note 3(d)......                        367
                                 Loan commitment fees_Note 2................                        147
                                 Miscellaneous..............................                      9,567
                                                                                            ___________
                                     Total Expenses.........................                                         357,798
                                                                                                                 ____________
INVESTMENT INCOME_NET.......................................................                                       1,165,649
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $  69,477
                                 Net unrealized appreciation (depreciation)
                                     on investments.........................                    293,070
                                                                                            ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         362,547
                                                                                                                 ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $1,528,196
                                                                                                                 ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Year Ended             Year Ended
                                                                                        April 30, 1997         April 30, 1996
                                                                                     ____________________     ________________
OPERATIONS:
    Investment income_net..................................................              $  1,165,649          $  1,353,288
    Net realized gain (loss) on investments................................                    69,477              (205,254)
    Net unrealized appreciation (depreciation) on investments..............                   293,070               774,119
                                                                                     ____________________     ________________
          Net Increase (Decrease) in Net Assets Resulting from Operations..                 1,528,196             1,922,153
                                                                                     ____________________     ________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A shares.......................................................                  (356,396)             (443,972)
      Class B shares.......................................................                  (805,477)             (908,818)
      Class C shares.......................................................                    (3,776)                 (498)
                                                                                     ____________________     ________________
          Total Dividends..................................................                (1,165,649)           (1,353,288)
                                                                                     ____________________     ________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.......................................................                   212,279               326,483
      Class B shares.......................................................                   709,076             2,305,085
      Class C shares.......................................................                    12,238                88,634
    Dividends reinvested:
      Class A shares.......................................................                   260,106               316,447
      Class B shares.......................................................                   396,438               438,970
      Class C shares.......................................................                     3,525                   498
    Cost of shares redeemed:
      Class A shares.......................................................                (2,334,070)           (1,482,789)
      Class B shares.......................................................                (3,248,467)           (2,436,019)
                                                                                     ____________________     ________________
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions          (3,988,875)             (442,691)
                                                                                     ____________________     ________________
            Total Increase (Decrease) in Net Assets........................                (3,626,328)              126,174
NET ASSETS:
    Beginning of Period....................................................                28,539,897            28,413,723
                                                                                     ____________________     ________________
    End of Period..........................................................               $24,913,569           $28,539,897
                                                                                     ===================     ================






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     Shares
                                                                                      _________________________________________
                                                                                          Year Ended             Year Ended
                                                                                        April 30, 1997         April 30, 1996
                                                                                      __________________     __________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    _____
    Shares sold..........................................................                      16,032                24,765
    Shares issued for dividends reinvested...............................                      19,634                23,848
    Shares redeemed......................................................                    (175,973)             (111,113)
                                                                                      __________________     __________________
                                 Net Increase (Decrease) in Shares Outstanding               (140,307)              (62,500)
                                                                                     ==================     ==================
    Class B
    _______
    Shares sold..........................................................                      53,684               173,357
    Shares issued for dividends reinvested...............................                      29,914                33,082
    Shares redeemed......................................................                    (246,421)             (183,789)
                                                                                      __________________     __________________
                                 Net Increase (Decrease) in Shares Outstanding               (162,823)               22,650
                                                                                     ==================     ==================
    Class C*
    _______
    Shares sold..........................................................                         927                 6,685
    Shares issued for dividends reinvested...............................                         266                    38
                                                                                      __________________     __________________
                                 Net Increase (Decrease) in Shares Outstanding                  1,193                 6,723
                                                                                     ==================     ==================
__________________________
    *From August 15, 1995 (commencement of initial offering) to April 30,
    1996.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
FINANCIAL HIGHLIGHTS

     Reference is made to page 3 of the Fund's Prospectus dated July 16, 1997.


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Georgia Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund" which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $665,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. If not applied, $15,000 of the carryover expires in fiscal 2002, $367,000 expires in fiscal 2003, $267,000 expires in fiscal 2004 and $16,000 expires in fiscal 2005.
NOTE 2_BANK LINE OF CREDIT:
   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $208 during the period ended April 30, 1997, from commissions earned on sales of the Fund's shares.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $95,780 was charged to the Fund for the Class B shares and $732 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED) period ended April 30, 1997, $18,904, $47,890 and $244 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $12,217 during the period ended April 30, 1997.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $13,295,255 and $20,504,290, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $626,610, consisting of $649,761 gross unrealized appreciation and $23,151 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Georgia Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Georgia Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]
New York, New York
June 5, 1997

Dreyfus Premier State Municipal Bond Fund, Maryland Series
Statement of Investments                                                                              April 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments_99.9%                                                              Amount            Value
                                                                                                _____________    _____________
Maryland_78.3%
Baltimore:
    7%, 10/15/2007 (Insured; MBIA)..........................................                    $    1,500,000     $ 1,721,535
    7.15%, 10/15/2008.......................................................                         1,275,000       1,469,782
    Mortgage Revenue, Refunding (Tindeco Wharf Project)
      6.60%, 12/20/2024 (Collateralized; GNMA)..............................                         4,250,000       4,446,393
    Port Facilities Revenue (Consolidated Coal Sales) 6.50%, 12/1/2010......                         9,740,000      10,467,188
Baltimore City Housing Corp., MFHR, Refunding
    7.25%, 7/1/2023 (Collateralized; FNMA)..................................                         3,200,000       3,315,392
Baltimore County:
    Mortgage Revenue (First Mortgage-Pickersgill)
      7.70%, 1/1/2021 (Prerefunded 1/1/2002) (a)............................                         3,000,000       3,389,670
    PCR, Refunding (Bethlehem Steel Corp. Project):
      7.50%, 6/1/2015.......................................................                         5,750,000       6,072,402
      7.55%, 6/1/2017.......................................................                         2,540,000       2,690,978
Gaithersburg, Hospital Facilities Improvement Revenue, Refunding (Shady
Grove)
    6.50%, 9/1/2012 (Insured; FSA)..........................................                        10,000,000      11,086,500
Howard County:
    COP 8.15%, 2/15/2020....................................................                           605,000         792,913
    EDR, Refunding (M.O.R. XIV Associates Project) 7.75%, 6/1/2012..........                         2,500,000       2,610,050
Howard County Metropolitan District 6.125%, 5/15/2023.......................                         2,000,000       2,104,840
Kent County, College Revenue, Refunding (Washington College Project)
    7.70%, 7/1/2018.........................................................                         1,750,000       1,883,472
Maryland Community Development Administration,
    Department of Housing and Community Development:
      MFHR:
          6.50%, 5/15/2013..................................................                         3,000,000       3,115,770
          8.875%, 5/15/2021.................................................                            15,000          15,083
          7.30%, 5/15/2023..................................................                         2,205,000       2,308,679
          6.85%, 5/15/2033..................................................                         5,000,000       5,171,500
          6.70%, 5/15/2036 (Insured; FHA)...................................                         7,710,000       7,977,229
      Single Family Program:
          7.40%, 4/1/2009...................................................                         1,000,000       1,046,040
          6.95%, 4/1/2011...................................................                         5,810,000       6,098,350
          7.70%, 4/1/2015...................................................                         3,365,000       3,500,778
          6.55%, 4/1/2026...................................................                         7,420,000       7,637,480
          6.75%, 4/1/2026...................................................                         3,645,000       3,788,103
          7.375%, 4/1/2026..................................................                         2,000,000       2,062,320
          Zero Coupon, 4/1/2029.............................................                        85,075,000       6,830,672
          7.625%, 4/1/2029..................................................                         7,240,000       7,510,921
          7.45%, 4/1/2032...................................................                         5,915,000       6,195,903
Maryland Economic Development Corp., Revenue
    (Health and Mental Hygiene Providers Facilities Acquisition Program):
      8.375%, 3/1/2013......................................................                         4,300,000      4,556,495
      8.75%, 3/1/2017.......................................................                         5,050,000      5,423,649

Dreyfus Premier State Municipal Bond Fund, Maryland Series
Statement of Investments (continued)                                                                   April 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   __________      __________
U.S. Related (continued)
Maryland Health and Higher Educational Facilities Authority, Revenue:
    (Frederick Memorial Hospital) 5%, 7/1/2023 (Insured; FGIC)..............                    $    2,870,000    $  2,574,993
    (Refunding_Doctors Community Hospital) 5.50%, 7/1/2024..................                         4,735,000       4,291,946
    (Refunding_Francis Scott Key Medical Center) 5%, 7/1/2023 (Insured; FGIC)                        1,500,000       1,345,815
    (Refunding_Howard County General Hospital) 5.50%, 7/1/2025..............                         2,000,000       1,805,380
    (Refunding_John Hopkins) 5%, 7/1/2023...................................                        11,895,000      10,628,182
    (Refunding_Memorial Hospital of Cumberland) 6.50%, 7/1/2017 (Insured; MBIA)                      2,000,000       2,122,460
    (Refunding_Roland Park Project) 7.75%, 7/1/2012.........................                         2,230,000       2,343,797
    (Refunding_Suburban Hospital) 5.125%, 7/1/2021..........................                         2,250,000       2,052,360
    (Refunding_University of Maryland Medical Systems) 5%, 7/1/2020 (Insured; FGIC)                 17,450,000      15,753,511
    (Union Hospital of Cecil County) 6.70%, 7/1/2009........................                         2,320,000       2,468,503
    (University of Maryland Medical Systems) 7%, 7/1/2022 (Insured; FGIC)...                         4,500,000       5,306,805
Maryland Industrial Development Financing Authority, EDR
    (Medical Waste Association) 8.75%, 11/15/2010...........................                           740,000         743,175
Maryland Local Government Insurance Trust, Capitalization Program, COP
    7.125%, 8/1/2009........................................................                         3,250,000       3,534,050
Maryland Stadium Authority, Sports Facility LR 7.60%, 12/15/2019............                         5,250,000       5,712,368
Montgomery County Housing Opportunities Commission, Revenue:
    Multi-Family Mortgage:
      7.05%, 7/1/2032.......................................................                         2,485,000       2,593,793
      7.375%, 7/1/2032......................................................                         2,140,000       2,206,297
    Single Family Mortgage:
      7.375%, 7/1/2017......................................................                         1,835,000       1,924,181
      6.625%, 7/1/2026......................................................                         1,015,000       1,049,388
Northeast Waste Disposal Authority, Solid Waste Revenue
    (Montgomery County Resource Recovery Project):
      6%, 7/1/2008..........................................................                         2,690,000       2,737,936
      6.20%, 7/1/2010.......................................................                        12,385,000      12,561,858
      6.30%, 7/1/2016.......................................................                        12,080,000      12,290,554
Prince Georges County:
    Consolidated Public Improvement, Refunding
      6.75%, 7/1/2010 (Prerefunded 7/1/2001) (a)............................                         1,170,000       1,278,810
    Revenue, Refunding (Dimensions Health Corp.) 5.30%, 7/1/2024............                         4,000,000       3,629,080
Prince Georges County Housing Authority:
    Mortgage Revenue, Refunding:
      (New Keystone Apartment Project) 6.80%, 7/1/2025 (Insured: FHA & MBIA)                         4,300,000       4,469,592
      (Riverview Terrace) 6.70%, 6/20/2020 (Collateralized; GNMA)...........                         2,000,000       2,108,640
      (Stevenson Apartments Project) 6.35%, 7/20/2020 (Collateralized; GNMA)                         3,000,000       3,063,780
    SFMR 6.60%, 12/1/2025 (Collateralized: FNMA & GNMA).....................                         4,660,000       4,807,256
U. S. Related_21.6%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                         10,000,000     10,234,700
Puerto Rico Commonwealth:
    5.85%, 7/1/2009.........................................................                         5,000,000       5,139,350
    6.50%, 7/1/2023.........................................................                         1,000,000       1,057,980

Dreyfus Premier State Municipal Bond Fund, Maryland Series
Statement of Investments (continued)                             April 30, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount          Value
                                                                                                    __________      __________
Maryland (continued)
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Revenue, Refunding
    5%, 7/1/2019............................................................                     $  15,870,000   $  14,177,941
Puerto Rico Commonwealth Highway and Transportation Authority, Highway
Revenue:
    5.40%, 7/1/2006 (Insured; FSA)..........................................                         4,000,000       4,073,600
    5.50%, 7/1/2026.........................................................                        16,500,000      15,552,240
    Refunding 5%, 7/1/2022 (Insured; MBIA)..................................                         5,080,000       4,635,805
Puerto Rico Electric Power Authority, Power Revenue:
    5.50%, 7/1/2020.........................................................                         3,000,000       2,836,560
    6.375%, 7/1/2024........................................................                         8,275,000       8,695,949
                                                                                                                    ___________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $298,420,324)...................                                      $307,098,722
                                                                                                                ===============
Short-Term Municipal Investments_.1%
Maryland:
Northeast Waste Disposal Authority, RRR, Refunding, VRDN
    (Harford County Resource) 4.40% (Insured; AMBAC) (b) (cost $425,000)....                   $       425,000      $  425,000
                                                                                                                ===============
TOTAL INVESTMENTS_100.0% (cost $298,845,324)................................                                      $307,523,722
                                                                                                                ===============

SEE NOTES TO FINANCIAL STATEMENTS

Dreyfus Premier State Municipal Bond Fund, Maryland Series

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
EDR           Economic Development Revenue                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
FHA           Federal Housing Administration                     PCR     Pollution Control Revenue
FNMA          Federal National Mortgage Association              RRR     Resources Recovery Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
GNMA          Government National Mortgage Association           VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's        Percentage of Value
 ____                              ______                         ________________         ____________________
AAA                                Aaa                            AAA                               23.0%
AA                                 Aa                             AA                                30.9
A                                  A                              A                                 26.4
BBB                                Baa                            BBB                               10.5
F1+ & F1                           MIG1, VMIG1 & P1               SP1 & A1                            .1
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                      9.1
                                                                                                   ______
                                                                                                   100.0%
                                                                                                  =======

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (e) At April 30, 1997, the Fund had $78,779,146 (25.2% of net assets) and $93,243,539 (29.9% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects and housing projects, respectively.
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Premier State Municipal Bond Fund, Maryland Series
Statement of Assets and Liabilities                                                                      April 30, 1997
                                                                                              Cost                   Value
                                                                                         ______________         ______________
ASSETS:                          Investments in securities_See Statement of Investments    $298,845,324           $307,523,722
                                 Cash.......................................                                           434,793
                                 Receivable for investment securities sold..                                         5,946,059
                                 Interest receivable........................                                         5,497,943
                                 Receivable for shares of Beneficial Interest subscribed                               165,654
                                 Prepaid expenses...........................                                             7,900
                                                                                                                ______________
                                                                                                                   319,576,071
                                                                                                                ______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         146,097
                                 Due to Distributor.........................                                            82,318
                                 Payable for investment securities purchased                                         6,739,990
                                 Payable for shares of Beneficial Interest redeemed                                    370,049
                                 Accrued expenses...........................                                            47,860
                                                                                                                ______________
                                                                                                                     7,386,314
                                                                                                                ______________
NET ASSETS..................................................................                                      $312,189,757
                                                                                                               ===============
REPRESENTED BY:                  Paid-in capital............................                                      $301,399,522
                                 Accumulated net realized gain (loss) on investments                                 2,111,837
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments_Note 4......................                                         8,678,398
                                                                                                                ______________
NET ASSETS..................................................................                                      $312,189,757
                                                                                                               ===============

                                                    NET ASSET VALUE PER SHARE
                                                _________________________________
                                                                      Class A                 Class B                Class C
                                                                  _______________         _______________      _______________
Net Assets...........................................              $266,658,110             $45,329,176               $202,471
Shares Outstanding.....................................              20,992,868               3,568,109                 15,929
NET ASSET VALUE PER SHARE..................................              $12.70                  $12.70                 $12.71
                                                                         ======                 =======                =======
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Premier State Municipal Bond Fund, Maryland Series
Statement of Operations                        Year Ended April 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $19,738,047
EXPENSES:                        Management fee_Note 3(a)...................              $  1,755,487
                                 Shareholder servicing costs _Note 3(c).....                   998,016
                                 Distribution fees_Note 3(b)................                   217,369
                                 Professional fees..........................                    48,692
                                 Custodian fees.............................                    33,000
                                 Prospectus and shareholders' reports.......                    16,530
                                 Registration fees..........................                     7,814
                                 Trustees' fees and expenses_Note 3(d)......                     4,238
                                 Loan commitment fees_Note 2................                     1,784
                                 Miscellaneous..............................                    19,950
                                                                                        _______________
                                       Total Expenses.......................                                         3,102,880
                                                                                                               _______________
INVESTMENT INCOME_NET.......................................................                                        16,635,167
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....              $  3,361,910
                                 Net unrealized appreciation (depreciation)
                                    on investments                                           1,226,032
                                                                                        _______________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         4,587,942
                                                                                                               _______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $21,223,109
                                                                                                               ================


SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Premier State Municipal Bond Fund, Maryland Series
Statement of Changes in Net Assets
                                                                                      Year Ended               Year Ended
                                                                                     April 30, 1997          April 30, 1996
                                                                                   _________________        ________________
OPERATIONS:
    Investment income_net...............................................             $  16,635,167           $  17,434,321
    Net realized gain (loss) on investments.........................                     3,361,910               4,318,992
    Net unrealized appreciation (depreciation) on investments....................        1,226,032               1,867,438
                                                                                   _________________        ________________
          Net Increase (Decrease) in Net Assets Resulting from Operations.....          21,223,109              23,620,751
                                                                                   _________________        ________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A shares.............................................................      (14,573,442)            (15,612,512)
      Class B shares.............................................................        (2,057,437)            (1,821,592)
      Class C shares.............................................................            (4,288)                  (217)
    Net realized gain on investments:
      Class A shares.............................................................        (3,655,383)            (1,739,958)
      Class B shares.............................................................          (581,957)              (229,505)
      Class C shares.............................................................              (584)                    (6)
                                                                                   _________________        ________________
          Total Dividends........................................................       (20,873,091)           (19,403,790)
                                                                                   _________________        ________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares..........................................................            9,339,601             11,106,487
      Class B shares.........................................................             7,677,403              7,992,863
      Class C shares.............................................................           172,500                 27,000
    Dividends reinvested:
      Class A shares......................................................               11,942,183             11,154,241
      Class B shares.............................................................         1,775,213              1,358,026
      Class C shares..........................................................                4,210                    219
    Cost of shares redeemed:
      Class A shares.............................................................      (38,844,650)            (44,093,946)
      Class B shares.............................................................       (5,310,474)             (3,601,826)
                                                                                   _________________        ________________
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions      (13,244,014)            (16,056,936)
                                                                                   _________________        ________________
            Total Increase (Decrease) in Net Assets..............................      (12,893,996)            (11,839,975)
NET ASSETS:
    Beginning of Period.........................................................       325,083,753             336,923,728
                                                                                   _________________        ________________
    End of Period..................................................                   $312,189,757            $325,083,753
                                                                                   ================       ==================
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Premier State Municipal Bond Fund, Maryland Series
Statement of Changes in Net Assets (continued)
                                                                                                 Shares
                                                                                   ________________________________________
                                                                                    Year Ended              Year Ended
                                                                                   April 30, 1997         April 30, 1996
                                                                                 _________________      __________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ______
    Shares sold............................................................                728,876                 860,692
    Shares issued for dividends reinvested.................................                932,487                 863,509
    Shares redeemed........................................................             (3,035,640)             (3,429,459)
                                                                                  _________________      _________________
                Net Increase (Decrease) in Shares Outstanding..............             (1,374,277)             (1,705,258)
                                                                                  =================      =================
    Class B
    ________
    Shares sold............................................................                601,011                 620,596
    Shares issued for dividends reinvested.................................                138,596                 105,093
    Shares redeemed........................................................               (415,927)               (279,793)
                                                                                  _________________      _________________
               Net Increase (Decrease) in Shares Outstanding...............                323,680                 445,896
                                                                                  =================      =================
    Class C*
    _________
    Shares sold............................................................                 13,506                   2,077
    Shares issued for dividends reinvested.................................                    329                      17
                                                                                  _________________      _________________
               Net Increase (Decrease) in Shares Outstanding...............                 13,835                    2,094
                                                                                  =================      =================
_________________________
*  From August 15, 1995 (commencement of initial offering) to April 30, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Premier State Municipal Bond Fund, Maryland Series
Financial Highlights

     Reference is made to page 3 of the Fund's Prospectus dated July 16, 1997.


Dreyfus Premier State Municipal Bond Fund, Maryland Series
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Maryland Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund" which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

Dreyfus Premier State Municipal Bond Fund, Maryland Series
NOTES TO FINANCIAL STATEMENTS (continued)
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code.
To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,539 during the period ended April 30, 1997, from commissions earned on sales of the Fund's shares.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $216,650 was charged to the Fund for the Class B shares and $719 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $689,384, $108,325 and $240 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $147,810 during the period ended April 30, 1997.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Premier State Municipal Bond Fund, Maryland Series
NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $135,629,075 and $148,131,328, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $8,678,398, consisting of $10,021,384 gross unrealized appreciation and $1,342,986 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Dreyfus Premier State Municipal Bond Fund, Maryland Series
Report of Ernst & Young LLP, Independent Auditors
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Maryland Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Maryland Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
June 5, 1997

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF INVESTMENTS                                                                           APRIL 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments_98.6%                                                             Amount             Value
                                                                                                _____________    _____________
Massachusetts_73.3%
Boston Industrial Development Financing Authority, Sewer Facility Revenue
    (Harbor Electric Energy Co. Project) 7.375%, 5/15/2015..................                      $  2,500,000   $  2,676,850
Leominster 7.50%, 4/1/2009 (Insured; MBIA, Prerefunded 4/1/2000) (a)........                         1,275,000      1,398,114
Lynn Water and Sewer Commission, General Revenue
    7.25%, 12/1/2010 (Insured; MBIA, Prerefunded 12/1/2000) (a).............                         1,000,000      1,102,400
Massachusetts Bay Transportation Authority:
    7%, 3/1/2021............................................................                         1,000,000      1,167,500
    7.222%, 3/1/2021 (Insured; MBIA) (b,c)..................................                         2,300,000      2,058,500
Massachusetts Commonwealth 7%, 8/1/2012 (Prerefunded 8/1/2001) (a)..........                         1,850,000      2,037,572
Massachusetts Education Loan Authority, Education Loan Revenue
    7.75%, 1/1/2008 (Insured; MBIA).........................................                         1,115,000      1,139,630
Massachusetts Health and Educational Facilities Authority, Revenue:
    (Baystate Medical Center) 6%, 7/1/2026 (Insured; FSA)...................                         2,000,000      2,010,300
    (Cooley Dickinson Hospital):
      5.50%, 11/15/2018 (Insured; AMBAC)....................................                         3,500,000      3,357,165
      5.50%, 11/15/2025 (Insured; AMBAC)....................................                         1,500,000      1,422,555
    (Medical Center of Central Massachusetts) 7.10%, 7/1/2021...............                         1,000,000      1,060,320
    (New England Deaconess Hospital) 6.875%, 4/1/2022.......................                         4,000,000      4,281,840
    (Refunding_Lowell General Hospital) 5.25%, 6/1/2016 (Insured; FSA)......                         2,000,000      1,884,920
    (Refunding_Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)................                         2,050,000      2,196,493
    (South Shore Hospital) 7.50%, 7/1/2020
      (Insured; MBIA, Prerefunded 7/1/2000) (a).............................                         2,000,000      2,199,640
    (University Hospital) 7.25%, 7/1/2019 (Insured; MBIA)...................                         2,750,000      2,966,370
Massachusetts Housing Finance Agency, SFHR:
    7.80%, 12/1/2005........................................................                           815,000        874,462
    7.90%, 6/1/2014.........................................................                           785,000        844,370
    7.95%, 6/1/2023.........................................................                         1,885,000      2,006,733
Massachusetts Industrial Finance Agency, Revenue:
    (Provider Lease Program) 8.75%, 7/15/2009...............................                           675,000        700,657
    (Refunding_Phillips Academy) 5.375%, 9/1/2023...........................                         1,250,000      1,195,663
    (Water Treatment_American Hingham) 6.95%, 12/1/2035.....................                         3,000,000      3,114,480
Massachusetts Port Authority, Special Project Revenue
    (Harborside Hyatt) 10%, 3/1/2026........................................                         3,000,000      3,339,060
Massachusetts Water Pollution Abatement Trust
    (Pool Loan Program) 5.40%, 2/1/2011.....................................                           175,000        174,095
Massachusetts Water Resources Authority:
    5%, 12/1/2016 (Insured; MBIA)...........................................                         3,000,000      2,752,320
    5%, 12/1/2025 (Insured; MBIA)...........................................                         3,375,000      3,019,511
South Essex Sewer District, Refunding 5.25%, 6/15/2024 (Insured; MBIA)......                         1,000,000        932,310

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  APRIL 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                       Amount           Value
                                                                                              _____________     _____________
U. S. Related_25.3%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                      $  1,500,000   $  1,535,205
Puerto Rico Commonwealth:
    Public Improvement 5.375%, 7/1/2025.....................................                         2,500,000      2,335,150
    Refunding:
      6%, 7/1/2014..........................................................                         2,000,000      2,015,420
      5.375%, 7/1/2022 (Insured; MBIA)......................................                         2,500,000      2,399,950
Puerto Rico Commonwealth Highway and Transportation Authority,
    Highway Revenue:
      6.478%, 7/1/2009 (b)..................................................                         1,000,000        947,500
      6.578%, 7/1/2010 (b)..................................................                         1,000,000        936,250
Puerto Rico Housing Finance Corporation, MFMR
    7.50%, 4/1/2022 (LOC; Government Development Bank) (d)..................                         3,355,000      3,530,332
Puerto Rico Public Buildings Authority,
    Guaranteed Government Facilities Revenue 6.25%, 7/1/2015 (Insured; AMBAC)                        1,100,000      1,195,920
Virgin Islands Public Finance Authority, Revenue, Refunding
    7.25%, 10/1/2018........................................................                         2,750,000      2,977,205
                                                                                                                 _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $67,707,424)....................                                      $69,786,762
                                                                                                                 =============
Short-Term Municipal Investments_1.4%
Massachusetts:
Massachusetts Health and Educational Facilities Authority, Revenue, VRDN
    (Saint Elizabeth's Hospital) 3.24% (Insured; FSA) (b) (cost $1,000,000).                      $  1,000,000   $  1,000,000
                                                                                                                 =============
TOTAL INVESTMENTS_100.0% (cost $68,707,424).................................                                      $70,786,762
                                                                                                                 =============

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       SFHR    Single Family Housing Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes
MBIA          Municipal Bond Investors Assurance
                 Insurance Corporation

Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                              _______                         __________________         ____________________
AAA                                Aaa                            AAA                               46.9%
AA                                 Aa                             AA                                12.0
A                                  A                              A                                 18.2
BBB                                Baa                            BBB                               13.0
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      9.9
                                                                                                   ______
                                                                                                   100.0%
                                                                                                  ========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse floater security_the interest rate is subject to change periodically.
    (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, this security amounted to $2,058,500 or 2.9% of net assets.
    (d)  Secured by letters of credit.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (g) At April 30, 1997, 30.8% of the Fund's net assets are insured by MBIA.
    (h) At April 30, 1997, the Fund had $20,319,283 (28.3% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                  APRIL 30, 1997
                                                                                               Cost                Value
                                                                                           _____________       _____________
ASSETS:                          Investments in securities_See Statement of Investments      $68,707,424         $70,786,762
                                 Interest receivable........................                                       1,287,856
                                 Prepaid expenses...........................                                           4,649
                                                                                                                _____________
                                                                                                                  72,079,267
                                                                                                                _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        33,202
                                 Due to Distributor.........................                                          17,169
                                 Cash overdraft due to Custodian............                                          66,189
                                 Payable for shares of Beneficial Interest redeemed                                   58,609
                                 Accrued expenses...........................                                          30,219
                                                                                                                _____________
                                                                                                                     205,388
                                                                                                                _____________
NET ASSETS..................................................................                                      $71,873,879
                                                                                                             ================
REPRESENTED BY:                  Paid-in capital............................                                     $69,784,902
                                 Accumulated net realized gain (loss) on investments                                   9,639
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments_Note 4                              2,079,338
                                                                                                                _____________
NET ASSETS..................................................................                                      $71,873,879
                                                                                                             ================

                                                    NET ASSET VALUE PER SHARE
                                                _________________________________
                                                                      Class A                 Class B                Class C
                                                                  _______________         _______________      _______________
Net Assets.............................................             $65,808,545               $6,064,240               $1,094
Shares Outstanding...............................                     5,771,154                  532,146               95.867
NET ASSET VALUE PER SHARE.......................                         $11.40                   $11.40               $11.41
                                                                         ======                  =======               =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF OPERATIONS                     YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $4,688,815
EXPENSES:                        Management fee_Note 3(a)...................                   $   404,124
                                 Shareholder servicing costs_Note 3(c)......                       229,135
                                 Distribution fees_Note 3(b)................                        28,947
                                 Professional fees..........................                        13,696
                                 Custodian fees.............................                         7,806
                                 Prospectus and shareholders' reports.......                         7,232
                                 Registration fees..........................                         5,782
                                 Trustees' fees and expenses_Note 3(d)......                         1,130
                                 Loan commitment fees_Note 2................                           416
                                 Miscellaneous..............................                         8,107
                                                                                              ____________
                                       Total Expenses.......................                                            706,375
                                                                                                                 ______________
INVESTMENT INCOME_NET.......................................................                                          3,982,440
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                 $       6,502
                                 Net unrealized appreciation (depreciation)
                                      on investments                                             1,082,966
                                                                                              ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         1,089,468
                                                                                                                 ______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $5,071,908
                                                                                                                 ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         Year Ended            Year Ended
                                                                                       April 30, 1997         April 30, 1996
                                                                                    ___________________    ___________________
OPERATIONS:
    Investment income_net...................................................            $  3,982,440          $  4,274,002
    Net realized gain (loss) on investments.................................                   6,502             2,354,880
    Net unrealized appreciation (depreciation) on investments.............                 1,082,966            (2,363,586)
                                                                                    ___________________    ___________________
          Net Increase (Decrease) in Net Assets Resulting from Operations...               5,071,908              4,265,296
                                                                                    ___________________    ___________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A shares........................................................              (3,696,455)           (4,029,063)
      Class B shares........................................................                (285,931)             (244,904)
      Class C shares........................................................                     (54)                  (35)
    Net realized gain on investments:
      Class A shares........................................................              (1,546,112)             (164,269)
      Class B shares........................................................                (134,987)              (11,333)
      Class C shares........................................................                     (24)                   (2)
                                                                                    ___________________    ___________________
          Total Dividends...................................................              (5,663,563)           (4,449,606)
                                                                                    ___________________    ___________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................               3,547,855             2,996,973
      Class B shares....................................................                   1,371,567             1,256,028
      Class C shares........................................................                         ___             1,000
    Dividends reinvested:
      Class A shares........................................................               3,020,218             2,291,472
      Class B shares........................................................                 264,120               142,581
      Class C shares........................................................                      75                    37
    Cost of shares redeemed:
      Class A shares........................................................              (9,033,997)           (9,062,697)
      Class B shares........................................................                (771,968)             (324,846)
                                                                                    ___________________    ___________________
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions         (1,602,130)           (2,699,452)
                                                                                    ___________________    ___________________
            Total Increase (Decrease) in Net Assets.........................              (2,193,785)           (2,883,762)
NET ASSETS:
    Beginning of Period.....................................................              74,067,664             76,951,426
                                                                                    ___________________    ___________________
    End of Period...........................................................             $71,873,879           $74,067,664
                                                                                    ================    ====================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                 Shares
                                                                                 _________________________________________
                                                                                    Year Ended              Year Ended
                                                                                   April 30, 1997         April 30, 1996
                                                                                 _________________      __________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................            306,570               255,371
    Shares issued for dividends reinvested............................                 260,724               194,345
    Shares redeemed........................................................           (781,555)             (771,980)
                                                                                 _________________      __________________
                Net Increase (Decrease) in Shares Outstanding                         (214,261)             (322,264)
                                                                                =================     ====================
    Class B
    _______
    Shares sold.........................................................               118,977               106,403
    Shares issued for dividends reinvested..........................                    22,810                12,098
    Shares redeemed......................................................              (66,988)              (27,545)
                                                                                 _________________      __________________
                Net Increase (Decrease) in Shares Outstanding                           74,799                90,956
                                                                                =================     ====================
    Class C*
    _________
    Shares sold............................................................             ____                      86
    Shares issued for dividends reinvested.................................                 7                      3
                                                                                 _________________      __________________
                Net Increase (Decrease) in Shares Outstanding                               7                     89
                                                                                =================     ====================
__________________________
*From August 15, 1995 (commencement of initial offering) to April 30, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
FINANCIAL HIGHLIGHTS

     Reference is made to page 4 of the Fund's Prospectus dated July 16, 1997.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Massachusetts Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund" which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $831 during the period ended April 30, 1997, from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $28,938 was charged to the Fund for the Class B shares and $9 was charged to the Fund for the Class C shares.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $169,221, $14,469 and $3 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $32,505 during the period ended April 30, 1997.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $17,662,134 and $19,031,186, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $2,079,338, consisting of $2,785,719 gross unrealized appreciation and $706,381 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Massachusetts Series
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst & Young LLP signature logo]

New York, New York
June 5, 1997

Dreyfus Premier State Municipal Bond Fund, Michigan Series
Statement of Investments                                                                               April 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments_94.8%                                                              Amount             Value
                                                                                                _____________       __________
Michigan_93.3%
Armada Area Schools 5.625%, 5/1/2017 (Insured; FSA).........................                    $    2,485,000    $ 2,455,627
Brighton Area School District, Refunding:
    Zero Coupon, 5/1/2014 (Insured; AMBAC)..................................                         8,000,000      3,011,280
    Zero Coupon, 5/1/2020 (Insured; AMBAC)..................................                         5,000,000      1,292,100
Capital Region Airport Authority, Airport Revenue
    6.70%, 7/1/2021 (Insured; MBIA).........................................                         2,500,000      2,655,000
Chippewa Valley Schools, Refunding 7%, 5/1/2010 (Prerefunded 5/1/2001) (a)..                         1,275,000      1,394,455
Clarkston Community School 5.75%, 5/1/2016 (Insured; FGIC)..................                         1,340,000      1,343,256
Detroit:
    (Development Area No. 1) 7.60%, 7/1/2010 (Prerefunded 7/1/1999) (a).....                         4,150,000      4,490,300
    (Unlimited Tax) 6.35%, 4/1/2014.........................................                         3,220,000      3,295,123
    Water Supply Systems Revenue, Refunding
      8.562%, 7/1/2022 (Insured; FGIC) (b)..................................                         1,500,000      1,648,125
Ferris State University, Revenue, Refunding 5.25%, 10/1/2020 (Insured; MBIA)                         1,200,000      1,115,244
Grand Rapids Housing Finance Authority, Multi-Family Revenue, Refunding
    7.625%, 9/1/2023 (Collateralized; FNMA).................................                         1,000,000      1,086,530
Huron Valley School District, Refunding
    Zero Coupon, 5/1/2018 (Insured; FGIC)...................................                         6,370,000      1,866,856
Iron Mountain City School District, Refunding:
    5.125%, 5/1/2016 (Insured; AMBAC).......................................                         2,000,000      1,873,100
    5.125%, 5/1/2021 (Insured; AMBAC).......................................                         1,000,000      919,790
Kalamazoo Hospital Finance Authority, Hospital Facilities Revenue, Refunding:
    (Borgess Medical Center) 6.25%, 6/1/2014 (Insured; FGIC)................                         2,000,000      2,140,520
    (Bronson Methodist Hospital) 5.75%, 5/15/2016 (Insured; MBIA)...........                         2,500,000      2,478,525
Kenowa Hills Public Schools 5.875%, 5/1/2021 (Insured; MBIA)................                         3,360,000      3,376,296
Kent County, Airport Facilities Revenue (Kent County International Airport):
    5.90%, 1/1/2012.........................................................                         1,145,000      1,153,782
    5.90%, 1/1/2013.........................................................                         1,095,000      1,099,380
    6.10%, 1/1/2025.........................................................                         3,000,000      3,086,850
Lake Orion Community School District, Refunding 5.80%, 5/1/2015 (Insured; AMBAC)                     2,085,000      2,099,657
Lapeer Economic Development Corp., Ltd. Obligation Revenue
    (Lapeer Health Services Project) 8.625%, 2/1/2020 (Prerefunded 2/1/2000) (a)                     2,000,000      2,233,900
Leslie Public School (Ingham and Jackson Counties School Building and Site)
    Refunding 6%, 5/1/2015 (Insured; AMBAC).................................                         1,000,000      1,027,620
Michigan Building Authority, Lease Revenue 6.75%, 10/1/2007 (Insured; AMBAC)                         1,600,000      1,743,760
Michigan Higher Education Student Loan Authority, Student Loan Revenue:
    6.875%, 10/1/2007 (Insured; AMBAC)......................................                         2,250,000      2,300,400
    7.55%, 10/1/2008 (Insured; MBIA)........................................                         1,150,000      1,183,016
    6.125%, 9/1/2010........................................................                         1,520,000      1,530,549
Michigan Hospital Finance Authority, HR:
    (Crittenton Hospital) 6.70%, 3/1/2007...................................                         2,250,000      2,373,255
    (Daughters of Charity National Health Systems_Providence Hospital) 7%, 11/1/2021                 2,700,000      2,915,946

Dreyfus Premier State Municipal Bond Fund, Michigan Series
Statement of Investments (continued)                                                                           April 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                    __________     __________
Michigan (continued)
Michigan Hospital Finance Authority, HR (continued):
    Refunding:
      (Daughters of Charity National Health Systems-Providence Hospital)
          5.25%, 11/1/2015..................................................                    $    2,200,000    $ 2,088,922
      (Detroit Medical Center) 8.125%, 8/15/2012............................                           220,000        233,156
      (Genesys Health Systems) 8.125%, 10/1/2021............................                         5,000,000      5,696,150
      (Henry Ford Health System) 5.25%, 11/15/2025..........................                         2,000,000      1,848,680
      (Middle Michigan Obligation Group) 6.625%, 6/1/2010...................                         2,000,000      2,046,160
      (Saint John Hospital and Medical Center) 5.25%, 5/15/2026 (Insured; AMBAC)                     3,000,000      2,763,600
      (Sinai Hospital of Greater Detroit) 6.70%, 1/1/2026...................                         2,500,000      2,588,325
      (Sisters of Mercy Health Corp.):
          6.25%, 2/15/2009 (Insured; FSA)...................................                         1,065,000      1,117,952
          5.375%, 8/15/2014 (Insured; MBIA).................................                         1,340,000      1,303,150
Michigan Housing Development Authority:
    (Home Improvement Program) 7.65%, 12/1/2012.............................                         1,755,000      1,824,656
    MFHR 8.375%, 7/1/2019 (Insured; FGIC) (Prerefunded 7/1/1997) (a)........                         1,305,000      1,353,794
    Rental Housing Revenue:
      6.50%, 4/1/2006.......................................................                         2,000,000      2,109,180
      7.70%, 4/1/2023 (Insured; FSA)........................................                         4,185,000      4,484,186
    SFMR:
      7.55%, 12/1/2014......................................................                           105,000        105,488
      7.50%, 6/1/2015.......................................................                         2,355,000      2,471,855
      5.95%, 12/1/2016......................................................                         2,365,000      2,366,821
      7.75%, 12/1/2019......................................................                         1,090,000      1,095,603
      6.95%, 12/1/2020......................................................                         1,640,000      1,718,540
Michigan Municipal Bond Authority, Revenue (State Revolving Fund):
    6.50%, 10/1/2014 (Prerefunded 10/1/2004) (a)............................                         2,500,000      2,768,725
    6.50%, 10/1/2017 (Prerefunded 10/1/2004) (a)............................                         3,500,000      3,876,215
    5.625%, 10/1/2019.......................................................                         5,450,000      5,294,293
Michigan Strategic Fund:
    Ltd. Obligation Revenue:
      (Northeastern Community Mental Health Foundation) 8.25%, 1/1/2009.....                         1,425,000      1,487,600
      Refunding (Ledyard Association Ltd. Partnership Project)
          6.25%, 10/1/2011 (Insured; ITT Lyndon Property Insurance Co.).....                         3,075,000      3,209,101
    SWDR, Refunding (Genesee Power Station Project) 7.50%, 1/1/2021.........                         3,000,000      3,070,440
Monroe County:
    PCR (Detroit Edison Project):
      7.50%, 12/1/2019 (Insured; AMBAC).....................................                         4,650,000      5,055,387
      7.875%, 12/1/2019.....................................................                         2,720,000      2,934,717
      7.65%, 9/1/2020 (Insured; FGIC).......................................                         2,250,000      2,453,445
      6.55%, 6/1/2024 (Insured; MBIA).......................................                         1,700,000      1,782,943
    Water Supply Systems (Frenchtown Charter Township Water Treatment
      and Distribution Systems) 6.50%, 5/1/2013 (Prerefunded 5/1/2000) (a)..                         2,500,000      2,670,700
Monroe County Economic Development Corp., Ltd. Obligation Refunding, Revenue
    (Detroit Edison Co. Project) 6.95%, 9/1/2022 (Insured; FGIC)............                         2,000,000      2,346,300

Dreyfus Premier State Municipal Bond Fund, Michigan Series
Statement of Investments (continued)                                                                        April 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                        Amount          Value
                                                                                                 __________      __________
Michigan (continued)
Northville, Special Assessment (Wayne County) 7.875%, 1/1/2006..............                    $    1,685,000   $  1,800,254
Northwestern Michigan College, Community College Improvement Revenue, Refunding
    7%, 7/1/2011............................................................                         1,800,000      1,939,446
Oakland County Economic Development Corp., Ltd. Obligation Revenue
    (Pontiac Osteopathic Hospital Project)
    9.625%, 1/1/2020 (Prerefunded 1/1/2000) (a).............................                         1,575,000      1,791,783
Oxford Area Community School District, Building and Site
    5.40%, 5/1/2025 (Insured; FGIC).........................................                         1,000,000        950,910
Rockford Public Schools, Refunding (Kent County School Building and Site)
    7.375%, 5/1/2019 (Prerefunded 5/1/2000) (a).............................                         2,000,000      2,162,400
Romulus Community Schools, Refunding
    5.125%, 5/1/2017 (Insured; FGIC)........................................                         4,650,000      4,346,448
Romulus Economic Development Corp., Ltd. Obligation EDR
    Refunding (Romulus Hir Ltd. Partnership Project)
    7%, 11/1/2015 (Insured; ITT Lyndon Property Insurance Co.)..............                         3,700,000      3,985,714
South Lyon Community Schools (School Building) 6.375%, 5/1/2018.............                         1,500,000      1,577,910
Thornapple Kellogg School District 5.375%, 5/1/2022 (Insured; FGIC).........                         2,500,000      2,365,400
Wayne Charter County, Special Airport Facilities Revenue, Refunding
    (Northwest Airlines Inc.) 6.75%, 12/1/2015..............................                         5,750,000      5,927,157
U.S. Related_1.5%
Puerto Rico Housing Finance Corp., MFMR
    7.50%, 4/1/2022 (LOC; Government Development Bank) (c)..................                         2,510,000      2,641,173
                                                                                                                   __________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $154,883,289).....................................................                                     $162,844,921
                                                                                                                =============
Short-Term Municipal Investments_5.2%
Michigan:
Michigan Strategic Fund, Limited Obligation Revenue, Refunding, VRDN
    (Detroit Edison Co.) 4.30% (LOC; Barclays Bank) (c,d)...................                    $    5,000,000   $  5,000,000
Monroe County Economic Development Corp., Limited Obligation Revenue,
Refunding, VRDN (Detroit Edison Co.) 4.50% (LOC; Barclays Bank) (c,d).......                         4,000,000      4,000,000
                                                                                                                   __________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $9,000,000).......................................................                                      $ 9,000,000
                                                                                                                =============
TOTAL INVESTMENTS_100.0%
    (cost $163,883,289).....................................................                                     $171,844,921
                                                                                                                =============


Dreyfus Premier State Municipal Bond Fund, Michigan Series

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
EDR           Economic Development Revenue                       MFMR    Multi-Family Mortgage Revenue
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
FNMA          Federal National Mortgage Association              SFMR    Single Family Mortgage Revenue
FSA           Financial Security Assurance                       SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes
LOC           Letter of Credit
MBIA          Municipal Bond Investors Assurance
                 Insurance Corporation

Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ________                       _________________          ______________________
AAA                                Aaa                            AAA                               38.9%
AA                                 Aa                             AA                                17.9
A                                  A                              A                                 14.8
BBB                                Baa                            BBB                                9.8
F1                                 Mig1                           SP1                                5.2
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                     13.4
                                                                                                   ________
                                                                                                   100.0%
                                                                                                  =========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse floater security_the interest is subject to change periodically.
    (c)  Secured by letters of credit.
    (d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
Statement of Assets and Liabilities                                                                       April 30, 1997
                                                                                               Cost                  Value
                                                                                            ____________          ____________
ASSETS:                          Investments in securities_See Statement of Investments     $163,883,289          $171,844,921
                                 Cash.......................................                                           365,364
                                 Interest receivable........................                                         3,171,863
                                 Receivable for shares of Beneficial Interest subscribed                                27,352
                                 Prepaid expenses...........................                                             6,889
                                                                                                                _______________
                                                                                                                   175,416,389
                                                                                                                _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          78,950
                                 Due to Distributor.........................                                            43,939
                                 Payable for shares of Beneficial Interest redeemed                                    114,091
                                 Accrued expenses...........................                                         32,501
                                                                                                                _______________
                                                                                                                       269,481
                                                                                                                _______________
NET ASSETS..................................................................                                      $175,146,908
                                                                                                                ===============
REPRESENTED BY:                  Paid-in capital............................                                      $167,809,295
                                 Accumulated net realized gain (loss) on investments                                  (624,019)
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments_Note 4                                7,961,632
                                                                                                                _______________
NET ASSETS..................................................................                                      $175,146,908
                                                                                                                ===============

                                                    NET ASSET VALUE PER SHARE
                                                _________________________________
                                                                      Class A                 Class B                Class C
                                                                  _______________         _______________      _______________
Net Assets........................................                 $155,567,938              $19,337,678              $241,292
Shares Outstanding................................                   10,277,933                1,277,842                15,936
NET ASSET VALUE PER SHARE................................                $15.14                   $15.13                $15.14
                                                                         ======                  =======               =======

SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
Statement of Operations                                                                              Year Ended April 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $11,405,927
EXPENSES:                        Management fee_Note 3(a)...................                $  1,003,722
                                 Shareholder servicing costs _Note 3(c).....                     588,405
                                 Distribution fees_Note 3(b)................                      98,558
                                 Professional fees..........................                      24,318
                                 Custodian fees.............................                      19,068
                                 Prospectus and shareholders' reports.......                       9,885
                                 Registration fees..........................                       4,589
                                 Trustees' fees and expenses_Note 3(d)......                       2,433
                                 Loan commitment fees_Note 2................                       1,019
                                 Miscellaneous..............................                      17,743
                                                                                           _____________
                                       Total Expenses.......................                                         1,769,740
                                                                                                                  _____________
INVESTMENT INCOME_NET.......................................................                                         9,636,187
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....               $    (627,210)
                                 Net unrealized appreciation (depreciation)
                                      on investments                                           3,129,851
                                                                                           _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         2,502,641
                                                                                                                  _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $12,138,828
                                                                                                                 ==============

SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
Statement of Changes in Net Assets
                                                                                        Year Ended             Year Ended
                                                                                      April 30, 1997         April 30, 1996
                                                                                     ________________       ________________
OPERATIONS:
    Investment income_net............................................                $    9,636,187          $  10,289,932
    Net realized gain (loss) on investments................................                (627,210)             4,253,950
    Net unrealized appreciation (depreciation) on investments............                 3,129,851             (1,629,095)
                                                                                     ________________       ________________
          Net Increase (Decrease) in Net Assets Resulting from Operations..              12,138,828             12,914,787
                                                                                     ________________       ________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A shares.......................................................              (8,691,679)            (9,401,220)
      Class B shares.......................................................                (934,756)              (886,953)
      Class C shares.......................................................                  (9,752)                (1,759)
    Net realized gain on investments:
      Class A shares.......................................................              (2,310,672)            (2,113,095)
      Class B shares.......................................................                (280,992)              (230,061)
      Class C shares.......................................................                  (3,342)                   (13)
                                                                                     ________________       ________________
          Total Dividends..................................................             (12,231,193)           (12,633,101)
                                                                                     ________________       ________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.......................................................                5,737,268             6,590,274
      Class B shares.................................................                      2,530,630             4,290,323
      Class C shares..................................................                       202,082               135,546
    Dividends reinvested:
      Class A shares.......................................................               6,502,642              6,818,746
      Class B shares.......................................................                 755,630                688,066
      Class C shares.......................................................                   6,387                  1,816
    Cost of shares redeemed:
      Class A shares.......................................................             (23,142,080)           (23,824,458)
      Class B shares.......................................................              (2,955,952)            (2,354,777)
      Class C shares.......................................................                 (99,257)                 __
                                                                                     ________________       ________________
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions       (10,462,650)            (7,654,464)
                                                                                     ________________       ________________
            Total Increase (Decrease) in Net Assets........................             (10,555,015)            (7,372,778)
NET ASSETS:
    Beginning of Period....................................................             185,701,923            193,074,701
                                                                                     ________________       ________________
    End of Period.........................................................             $175,146,908           $185,701,923
                                                                                     ===============       =================
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
Statement of Changes in Net Assets (continued)
                                                                                                 Shares
                                                                                  _____________________________________
                                                                                   Year Ended            Year Ended
                                                                                  April 30, 1997        April 30, 1996
                                                                                _________________     _________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold......................................................                 376,125              424,521
    Shares issued for dividends reinvested............................                424,804              437,436
    Shares redeemed........................................................        (1,515,387)           (1,537,548)
                                                                                _________________      _________________
              Net Increase (Decrease) in Shares Outstanding                          (714,458)            (675,591)
                                                                                =================      =================
    Class B
    ________
    Shares sold.........................................................              165,789              276,378
    Shares issued for dividends reinvested........................                     49,375               44,106
    Shares redeemed...................................................               (193,563)            (152,659)
                                                                                _________________      _________________
               Net Increase (Decrease) in Shares Outstanding                           21,601              167,825
                                                                                =================      =================
    Class C*
    _____
    Shares sold..................................................                      13,302                8,647
    Shares issued for dividends reinvested........................                        418                  117
    Shares redeemed...................................................                  (6,548)                ___
                                                                                _________________      _________________
                Net Increase (Decrease) in Shares Outstanding                           7,172                8,764
                                                                                =================      =================

*  From August 15, 1995 (commencement of initial offering) to April 30, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
Financial Highlights

     Reference is made to page 4 of the Fund's Prospectus dated July 16, 1997.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Michigan Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund" which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
NOTES TO FINANCIAL STATEMENTS (continued)
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $461,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through April 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, the carryover expires in fiscal 2005.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,387 during the period ended April 30, 1997, from commissions earned on sales of the Fund's shares.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $96,920 was charged to the Fund for the Class B shares and $1,638 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $407,231, $48,460 and $546 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $96,075 during the period ended April 30, 1997.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
NOTES TO FINANCIAL STATEMENTS (continued)
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $39,320,428 and $59,703,721, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $7,961,632, consisting of $8,512,793 gross unrealized appreciation and $551,161 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Dreyfus Premier State Municipal Bond Fund, Michigan Series
Report of Ernst & Young LLP, Independent Auditors
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Michigan Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Michigan Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst & Young LLP signature logo]

New York, New York
June 5, 1997

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF INVESTMENTS                                                                                    APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments_97.8%                                                                Amount          Value
                                                                                                   ___________    ___________
Anoka County:
    RRR (Northen States Power Co.) 7.15%, 12/1/2008.........................                      $  1,150,000   $  1,223,910
    SWDR (United Power Association Project)
      6.95%, 12/1/2008 (Guaranteed; National Rural Utilities Cooperative Finance Corp.)              3,825,000      4,100,974
Brooklyn Park 5.85%, 2/1/2016 (Insured; FSA)................................                         1,425,000      1,449,738
Burnsville, MFHR Refunding (Conventry Court Apartments) 7.50%, 9/1/2027 (Insured; FHA)               2,250,000      2,346,952
Burnsville Independent School District Number 191, 5.125%, 2/1/2015.........                         3,875,000      3,709,189
Dakota County Housing and Redevelopment Authority, South-Saint Paul Revenue, Refunding
    (Single Family-GNMA Program) 8.10%, 9/1/2012............................                           125,000        131,219
Duluth Economic Development Authority, Health Care Facilities Revenue
    (Benedictine Health-Saint Mary's Project)
    8.375%, 2/15/2020 (Prerefunded 2/15/2000) (a)...........................                         2,500,000      2,787,450
Eagan, MFHR Refunding (Forest Ridge Apartments) 7.50%, 9/1/2017 (Insured; FHA)                       1,000,000      1,048,650
Eden Prairie, MFHR, Refunding:
    (Eden Investments Project) 7.40%, 8/1/2025 (Insured; FHA)...............                           500,000        523,295
    (Welsh Parkway Apartments) 8%, 7/1/2026 (Insured; FHA)..................                         2,830,000      3,021,506
Edina:
    Hospital Systems Revenue (Fairview Hospital) 7.125%, 7/1/2006...........                         1,000,000      1,072,720
    Housing Development Revenue, Refunding (Edina Park Plaza Project)
      7.70%, 12/1/2028 (Insured; FHA).......................................                         2,500,000      2,618,000
Hubbard County, SWDR (Potlatch Corp. Project)
    7.375%, 8/1/2013........................................................                         1,000,000      1,062,450
Inver Grove Heights Independent School District Number 199, 5.75%, 2/1/2017.                         2,225,000      2,231,608
Mahtomedi Independent School District Number 832
    Zero Coupon, 2/1/2017 (Insured; MBIA)...................................                         1,275,000        408,982
Minneapolis:
    Zero Coupon, 12/1/2014..................................................                         1,825,000        680,378
    Home Ownership Program 7.10%, 6/1/2021..................................                           720,000        751,234
    HR (Lifespan Inc.-Minneapolis Children's Medical Center Project)
      7%, 12/1/2020 (Prerefunded 6/1/2001) (a)..............................                         5,650,000      6,211,215
    MFHR Refunding (Churchill Apartments Project) 7.05%, 10/1/2022 (Insured; FSA)                    4,000,000      4,168,960
    MFMR (Seward Towers Project) 7.375%, 12/20/2030 (Collateralized; GNMA)..                         2,350,000      2,476,877
    Refunding (Sports Arena Project):
      5.125%, 10/1/2020.....................................................                         1,000,000        942,750
      5.20%, 10/1/2024......................................................                         6,000,000      5,653,380
Minneapolis Community Development Agency, Ltd. Tax Support
    Development Revenue:
      8.375%, 6/1/2007......................................................                         2,500,000      2,639,025
      8%, 12/1/2009.........................................................                           300,000        315,306
      7.75%, 12/1/2019......................................................                         2,805,000      3,084,210
      7.40%, 12/1/2021......................................................                         2,000,000      2,109,240

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   ___________    ___________
Minneapolis-Saint Paul Housing and Redevelopment Authority,
    Health Care Systems Revenue:
      8%, 8/15/2014 (Prerefunded 8/15/2000) (a).............................                    $    3,000,000    $ 3,353,250
      (Group Health Plan Inc., Project) 6.75%, 12/1/2013....................                         2,750,000      2,961,447
Minneapolis-Saint Paul Housing Finance Board, SFMR:
    8.875%, 11/1/2018 (Collateralized; GNMA)................................                           115,000        117,766
    8.30%, 8/1/2021 (Collateralized; GNMA)..................................                           345,000        358,162
    7.30%, 8/1/2031 (Collateralized; GNMA)..................................                         5,970,000      6,258,112
Minneapolis-Saint Paul Metropolitan Apartments Community 7.80%, 1/1/2014....                         3,000,000      3,210,150
Minneapolis Special School District Number 001, COP:
    5.375%, 1/1/2014 (Insured; MBIA)........................................                         1,000,000        978,310
    5.90%, 2/1/2017 (Insured; MBIA).........................................                         4,400,000      4,482,280
    5.65%, 2/1/2018 (Insured; MBIA).........................................                         1,300,000      1,297,504
State of Minnesota (Duluth Airport) 6.25%, 8/1/2014.........................                         2,500,000      2,623,625
Minnesota Agricultural and Economic Development Board,
    Minnesota Small Business Development Loan Revenue:
      9%, Series B, 8/1/2008................................................                            75,000         76,433
      9%, Series C, 8/1/2008................................................                           245,000        249,680
      8.125%, Lot 2, 8/1/2009...............................................                           500,000        511,900
      8.125%, Lot 3, 8/1/2009...............................................                           815,000        834,397
      8.20%, 8/1/2009.......................................................                           655,000        686,938
      8.375%, 8/1/2010......................................................                         1,385,000      1,445,469
Minnesota Housing Finance Agency, Revenue:
    Rental Housing 6.10%, 8/1/2009..........................................                         2,080,000      2,102,734
    Single Family Mortgage:
      7.35%, 7/1/2016.......................................................                         1,430,000      1,502,372
      7.30%, 1/1/2017.......................................................                           760,000        797,856
      7.90%, 7/1/2019.......................................................                         1,540,000      1,600,337
      7.45%, 7/1/2022 (Insured; FHA)........................................                         2,830,000      2,971,811
      7.95%, 7/1/2022.......................................................                         1,595,000      1,679,088
      6.95%, 7/1/2026.......................................................                         2,900,000      3,031,979
Minnesota Public Facilities Authority, Water Pollution Control Revenue:
    7.10%, 3/1/2012 (Prerefunded 3/1/2000) (a)..............................                         2,350,000      2,548,598
    6.95%, 3/1/2013 (Prerefunded 3/1/2001) (a)..............................                         3,000,000      3,287,160
    6.50%, 3/1/2014.........................................................                         5,200,000      5,609,396
New Prague Independent School District 5%, 2/1/2016 (Insured; MBIA).........                         2,000,000      1,856,120
Northern Municipal Power Agency, Electric System Revenue, Refunding
    7.25%, 1/1/2016.........................................................                         3,500,000      3,701,810
North Saint Paul Maplewood Independent School District, Refunding 5.125%, 2/1/2025                   2,500,000      2,331,850
Ramsey County:
    5.375%, 2/1/2015........................................................                         1,100,000      1,072,885
    5.375%, 2/1/2016........................................................                         1,160,000      1,129,179

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       APRIL 30, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount         Value
                                                                                                    __________    __________
City of Red Wing, Health Care Facilities Revenue, Refunding
    (River Region Obligation Group) 6.50%, 9/1/2022.........................                    $    3,445,000   $  3,516,277
Rosemount Independent School District Number 196,
    Zero Coupon, 4/1/2014 (Insured; MBIA)...................................                         3,000,000      1,142,130
Saint Cloud, Revenue:
    Hospital Facilities (The Saint Cloud Hospital)
      7%, 7/1/2020 (Insured; AMBAC) (Prerefunded 7/1/2001) (a)..............                         1,000,000      1,100,760
    Hydroelectric, Refunding 5.25%, 12/1/2014 (Insured; MBIA)...............                         1,000,000        957,340
Saint Paul Housing and Redevelopment Authority, SFMR, Refunding
    6.90%, 12/1/2021 (Insured; FNMA)........................................                         2,615,000      2,720,018
Saint Paul Independent School District Number 625,
    COP 5.25%, 2/1/2015.....................................................                         1,450,000      1,356,852
Saint Paul Port Authority, IDR, Refunding
    (Hampden Building Project) 9.25%, 6/1/2011..............................                         1,065,000        985,668
Sartell, PCR, Refunding (Champion International Corp. Project) 6.95%, 10/1/2012                      5,000,000      5,320,550
Seaway Port Authority of Duluth,
    Industrial Development Dock and Wharf Revenues, Refunding (Cargill Inc. Project)
    6.80%, 5/1/2012.........................................................                         3,000,000      3,263,520
Southern Minnesota Municipal Power Agency, Power Supply System Revenue:
    Zero Coupon, 1/1/2025 (Insured; MBIA)...................................                         5,255,000      1,043,118
    Zero Coupon, 1/1/2026 (Insured; MBIA)...................................                        15,530,000      2,883,610
    Refunding Zero Coupon, 1/1/2027 (Insured; MBIA).........................                         4,800,000        839,952
Wayzata Independent School District Number 284 5.50%, 2/1/2017..............                         2,000,000      1,956,240
Western Minnesota Municipal Power Agency, Electric Power and Light Revenue
    Refunding 5.50%, 1/1/2012 (Insured; AMBAC)..............................                         1,000,000        997,430
                                                                                                                   ___________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $142,842,753).....................................................                                     $149,521,281
                                                                                                                =============
Short-Term Municipal Investments_2.2%
Cloquet, PCR, Refunding VRDN (Potlatch Corporation Project)
    4.50% (LOC; Credit Suisse) (b,c)........................................                    $    1,000,000    $ 1,000,000
Golden Valley, IDR, Refunding VRDN (Graco Inc. Project)
    4.75% (LOC; Fuji Bank Ltd.) (b,c).......................................                         2,380,000      2,380,000
                                                                                                                  ___________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $3,380,000).......................................................                                      $ 3,380,000
                                                                                                                  ===========
TOTAL INVESTMENTS_100.0%
    (cost $146,222,753).....................................................                                     $152,901,281
                                                                                                                  ===========

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FHA           Federal Housing Administration                     MFHR    Multi-Family Housing Revenue
FNMA          Federal National Mortgage Association              MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
GNMA          Government National Mortgage Association           RRR     Resources Recovery Revenue
HR            Hospital Revenue                                   SFMR    Single Family Mortgage Revenue
IDR           Industrial Development Revenue                     SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's           Percentage of Value
____                               ______                         _______________           ________________________
AAA                                Aaa                            AAA                               53.7%
AA                                 Aa                             AA                                24.8
A                                  A                              A                                 11.1
BBB                                Baa                            BBB                                5.8
F1                                 MIG1                           SP1                                1.5
Not Rated(e)                       Not Rated(e)                   Not Rated(e)                       3.1
                                                                                                   ______
                                                                                                   100.0%
                                                                                                  ========


Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Security payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (f) At April 30, 1997, the Fund had $39,475,695 (25.4% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                      APRIL 30, 1997
                                                                                                 Cost                Value
                                                                                             ____________        ____________
ASSETS:                          Investments in securities_See Statement of Investments      $146,222,753        $152,901,281
                                 Interest receivable........................                                         2,628,209
                                 Receivable for shares of Beneficial Interest subscribed                                 3,344
                                 Prepaid expenses...........................                                             2,887
                                                                                                                  ____________
                                                                                                                   155,535,721
                                                                                                                  ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          69,971
                                 Due to Distributor.........................                                            42,683
                                 Cash overdraft due to Custodian............                                            14,208
                                 Payable for shares of Beneficial Interest redeemed                                     37,183
                                 Accrued expenses...........................                                            29,569
                                                                                                                  ____________
                                                                                                                       193,614
                                                                                                                  ____________
NET ASSETS..................................................................                                      $155,342,107
                                                                                                                 =============
REPRESENTED BY:                  Paid-in capital............................                                      $149,305,069
                                 Accumulated net realized gain (loss) on investments                                  (641,490)
                                 Accumulated net unrealized appreciation (depreciation)
                                 ......on investments_Note 4                                                         6,678,528
                                                                                                                  ____________
NET ASSETS..................................................................                                     $155,342,107
                                                                                                                 =============

                                                    NET ASSET VALUE PER SHARE
                                                _________________________________
                                                                      Class A                 Class B                Class C
                                                                  _______________         _______________      _______________
Net Assets...........................................              $129,031,403             $26,003,642              $307,062
Shares Outstanding..........................................          8,582,111               1,726,760                20,395
NET ASSET VALUE PER SHARE...................................             $15.03                  $15.06                $15.06
                                                                        =======                 =======               ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF OPERATIONS                     YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $10,073,157
EXPENSES:                        Management fee_Note 3(a)...................               $     874,105
                                 Shareholder servicing costs_Note 3(c)......                     498,944
                                 Distribution fees_Note 3(b)................                     133,208
                                 Professional fees..........................                      26,413
                                 Custodian fees.............................                      18,603
                                 Prospectus and shareholders' reports.......                      15,832
                                 Registration fees..........................                       2,421
                                 Trustees' fees and expenses_Note 3(d)......                       1,303
                                 Loan commitment fees_Note 2................                         871
                                 Miscellaneous..............................                      19,244
                                                                                         _______________
                                       Total Expenses.......................                                         1,590,944
                                                                                                               _______________
INVESTMENT INCOME-NET.......................................................                                         8,482,213
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....               $    (646,676)
                                 Net unrealized appreciation (depreciation)
                                    on investments..........................                   1,631,040
                                                                                         _______________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         984,364
                                                                                                               _______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $  9,466,577
                                                                                                              ================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended            Year Ended
                                                                                      April 30, 1997        April 30, 1996
                                                                                   ___________________    ___________________
OPERATIONS:
    Investment income_net.............................................              $    8,482,213         $    8,958,989
    Net realized gain (loss) on investments...........................                    (646,676)             1,903,251
    Net unrealized appreciation (depreciation) on investments.........                   1,631,040               (911,785)
                                                                                   ___________________    ___________________
          Net Increase (Decrease) in Net Assets Resulting from Operations                9,466,577              9,950,455
                                                                                   ___________________    ___________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A shares..................................................                  (7,188,410)            (7,756,084)
      Class B shares..................................................                  (1,273,471)            (1,199,994)
      Class C shares..................................................                     (20,332)                (2,911)
    Net realized gain on investments:
      Class A shares..................................................                    (301,648)                --
      Class B shares..................................................                     (60,551)                --
      Class C shares..................................................                      (1,243)                --
                                                                                   ___________________    ___________________
          Total Dividends.............................................                  (8,845,655)            (8,958,989)
                                                                                   ___________________    ___________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares..................................................                   7,615,027              8,018,049
      Class B shares..................................................                   2,280,709              4,260,990
      Class C shares..................................................                     232,695                376,197
    Dividends reinvested:
      Class A shares..................................................                   4,853,932              5,052,267
      Class B shares..................................................                     874,682                781,540
      Class C shares..................................................                       18,406                 2,715
    Cost of shares redeemed:
      Class A shares..................................................                  (22,037,210)          (21,377,789)
      Class B shares..................................................                   (2,851,658)           (2,719,337)
      Class C shares..................................................                     (312,743)                --
                                                                                   ___________________    ___________________
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions        (9,326,160)           (5,605,368)
                                                                                   ===================    ===================
            Total Increase (Decrease) in Net Assets...................                   (8,705,238)           (4,613,902)
NET ASSETS:
    Beginning of Period...............................................                 164,047,345            168,661,247
                                                                                   ___________________    ___________________
    End of Period.....................................................                $155,342,107           $164,047,345
                                                                                   ===================    ===================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                 Shares
                                                                                  _____________________________________
                                                                                   Year Ended            Year Ended
                                                                                  April 30, 1997        April 30, 1996
                                                                                _________________     _________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................            503,203                525,972
    Shares issued for dividends reinvested.................................            321,163                331,830
    Shares redeemed........................................................         (1,455,677)            (1,405,368)
                                                                                _________________     _________________
               Net Increase (Decrease) in Shares Outstanding...............           (631,311)              (547,566)
                                                                                =================    ==================
    Class B
    ________
    Shares sold............................................................            150,960                279,091
    Shares issued for dividends reinvested.................................             57,774                 51,250
    Shares redeemed........................................................           (188,834)              (179,050)
                                                                                _________________     _________________
               Net Increase (Decrease) in Shares Outstanding...............             19,900                151,291
                                                                                =================    ==================
    Class C*
    _________
    Shares sold............................................................             15,195                 24,654
    Shares issued for dividends reinvested.................................              1,215                    180
    Shares redeemed........................................................            (20,849)                  ___
                                                                                _________________     _________________
               Net Increase (Decrease) in Shares Outstanding                            (4,439)                24,834
                                                                                =================    ==================

*  From August 15, 1995 (commencement of initial offering) to April 30, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
FINANCIAL HIGHLIGHTS

     Reference is made to page 4 of the Fund's Prospectus dated July 16, 1997.


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1_Significant Accounting Policies:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Minnesota Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund" which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $601,000 available for Federal income tax purposes to be applied against future net securities profits, if any realized subsequent to April 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through April 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, the carryover expires in fiscal 2005.
NOTE 2_Bank Line of Credit:
   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_Management Fee and Other Transactions With Affiliates:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $712 during the period ended April 30, 1997, from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $129,908 was charged to the Fund for the Class B shares and $3,300 was charged to the Fund for the Class C shares.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $331,267, $64,954 and $1,100 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $71,103 during the period ended April 30, 1997.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_Securities Transactions:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $39,997,629 and $52,574,796, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $6,678,528, consisting of $7,137,284 gross unrealized appreciation and $458,756 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Minnesota Series
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Minnesota Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Minnesota Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
June 5, 1997

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF INVESTMENTS                                 APRIL 30, 1997
                                                                                                Principal
Long-Term Municipal Investments_100.0%                                                           Amount           Value
                                                                                             _____________    _____________
New Jersey_85.4%
Camden County Improvement Authority, Revenue (Health Care Redevelopment
  Project_Cooper Health System Obligation Group)
  5.875%, 2/15/2015.........................................................                      $  500,000       $ 486,935
Camden County Municipal Utilities Authority, Sewer Revenue, Refunding
  5.125%, 7/15/2017 (Insured; FGIC) (a).....................................                         650,000         611,000
Camden County Pollution Control Financing Authority, Solid Waste Disposal
  and Resource Recovery System Revenue
  7.50%, 12/1/2009..........................................................                         500,000         510,040
Mercer County Improvement Authority, Solid Waste Revenue, Refunding
  6.70%, 4/1/2013 (Insured; FGIC) (Prerefunded 5/15/1997) (b)...............                         500,000         500,610
New Jersey Building Authority, State Building Revenue, Refunding
  5%, 6/15/2015.............................................................                         150,000         137,190
New Jersey Economic Development Authority, Water Facilities Revenue
  (New Jersey American Water Co. Inc. Project)
  6.50%, 4/1/2022 (Insured; FGIC)...........................................                         500,000         520,405
New Jersey Educational Facilities Authority, Revenue, Refunding
  (Trenton State College) 6%, 7/1/2019 (Insured; AMBAC).....................                         500,000         507,945
New Jersey Health Care Facilities Financing Authority, Revenue:
  (Deborah Heart and Lung Center) 6.20%, 7/1/2013...........................                         500,000         506,235
  (General Hospital Center at Passaic) 6.75%, 7/1/2019 (Insured; FSA).......                         550,000         597,168
  Refunding:
    (Holy Name Hospital Issue) 6%, 7/1/2025.................................                         500,000         494,855
    (Saint Elizabeth Hospital Obligation Group) 6%, 7/1/2020................                       2,225,000       2,220,082
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
  6.05%, 10/1/2028 (Insured; MBIA)..........................................                         500,000         498,125
Passaic County Utilities Authority, Solid Waste System Revenue
  7%, 11/15/2007............................................................                         575,000         579,738
Port Authority of New York and New Jersey:
  5.20%, 7/15/2016 (Insured; AMBAC).........................................                         500,000         475,530
  Special Obligation Revenue, Special Project
    (JFK International Air Terminal) 5.75%, 12/1/2022 (Insured; MBIA) (c)...                         585,000         572,317
Salem County Industrial Pollution Control Financing Authority, Revenue
  (Public Service Electric and Gas) 5.45%, 2/1/2032 (Insured; MBIA).........                         500,000         461,010
South Jersey Transportation Authority, LR
  (Raytheon Aircraft Service Inc. Project) 6.15%, 1/1/2022..................                         500,000         501,270
Union County Utilities Authority, Solid Waste Revenue
  7.10%, 6/15/2006..........................................................                       1,625,000       1,676,658

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                        APRIL 30, 1997
                                                                                              Principal
Long-Term Municipal Investments (continued)                                                     Amount            Value
                                                                                            _____________      ____________
U.S. Related_14.6%
Puerto Rico Housing Bank and Finance Agency, SFMR
  6.25%, 4/1/2029...........................................................                   $     500,000    $    506,230
Puerto Rico Ports Authority, Special Facility Revenue
  (American Airlines) 6.30%, 6/1/2023.......................................                       1,500,000       1,516,065
                                                                                                                 ___________
TOTAL INVESTMENTS (cost $13,755,519)........................................                                     $13,879,408
                                                                                                                =============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
LR            Lease Revenue

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's           Percentage of Value
____                               ________                       _________________          _____________________
AAA                                Aaa                            AAA                               37.6%
AA                                 Aa                             AA                                 1.0
A                                  A                              A                                 15.8
BBB                                Baa                            BBB                               41.4
BB                                 Ba                             BB                                 4.2
                                                                                                   ________
                                                                                                   100.0%

Notes to Statement of Investments:
    (a) Wholly held by custodian as collateral for delayed-delivery security.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Purchased on a delayed-delivery basis.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) At April 30, 1997, the Fund had $4,305,275 (31.8% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF ASSETS AND LIABILITIES                     APRIL 30, 1997
                                                                                               Cost                  Value
                                                                                           _____________         ____________
ASSETS:                          Investments in securities_See Statement of Investments      $13,755,519          $13,879,408
                                 Cash.......................................                                           73,909
                                 Receivable for shares of Beneficial Interest subscribed                              466,867
                                 Interest receivable........................                                          245,393
                                 Prepaid expenses...........................                                           28,511
                                                                                                               _______________
                                                                                                                   14,694,088
                                                                                                               _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          7,036
                                 Due to Distributor.........................                                            6,167
                                 Payable for investment securities purchased                                        1,066,465
                                 Payable for shares of Beneficial Interest redeemed                                    53,403
                                 Accrued expenses...........................                                           42,946
                                                                                                               _______________
                                                                                                                   1,176,017
                                                                                                               _______________
NET ASSETS..................................................................                                      $13,518,071
                                                                                                               ===============
REPRESENTED BY:                  Paid-in capital............................                                      $13,360,533
                                 Accumulated net realized gain (loss) on investments                                   33,649
                                 Accumulated net unrealized appreciation (depreciation)
                                 ...... on investments_Note 4                                                         123,889
                                                                                                               _______________
NET ASSETS..................................................................                                      $13,518,071
                                                                                                               ===============

                                                    NET ASSET VALUE PER SHARE
                                                _________________________________
                                                                      Class A                 Class B                Class C
                                                                  _______________         _______________      _______________
Net Assets........................................                   $4,836,573             $8,680,366                 $1,132
Shares Outstanding.....................................                 382,923                687,235                 89.516
NET ASSET VALUE PER SHARE...............................                 $12.63                 $12.63                 $12.64
                                                                         ======                 =======               =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF OPERATIONS
                                                                                      Nine Months Ended         Year Ended
                                                                                       April 30, 1997*         July 31, 1996
                                                                                   ____________________    ____________________
INVESTMENT INCOME
INCOME                           Interest Income..........................                $571,482               $767,023
                                                                                   ____________________    ____________________
EXPENSES:                        Management fee_Note 3(a)..................              $  56,351              $  74,073
                                 Shareholder servicing costs_Note 3(c).....                 37,814                 52,216
                                 Distribution fees_Note 3(b)...............                 32,769                 41,682
                                 Registration fees.........................                  9,334                  3,996
                                 Auditing fees.............................                  6,543                 14,745
                                 Prospectus and shareholders' reports......                  6,290                  2,861
                                 Legal fees................................                  5,950                  4,204
                                 Trustees' fees and expenses_Note 3(d).....                  1,604                  1,781
                                 Custodian fees............................                  1,359                  1,987
                                 Loan commitment fees_Note 2...............                     78                   ___
                                 Miscellaneous.............................                  6,865                  8,036
                                                                                   ____________________    ____________________
                                       Total Expenses......................                164,957                205,581
                                 Less_reduction in management fee due to
                                     undertaking_Note 3(a).................                 (9,656)               (10,732)
                                                                                   ____________________    ____________________
                                       Net Expenses........................                155,301                194,849
                                                                                   ____________________    ____________________
INVESTMENT INCOME_NET......................................................                416,181                572,174
                                                                                   ____________________    ____________________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments...              $  46,136               $150,113
                                 Net unrealized appreciation (depreciation)
                                     on investments........................                (39,245)               (76,768)
                                                                                   ____________________    ____________________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.....................                  6,891                 73,345
                                                                                   ____________________    ____________________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................               $423,072               $645,519
                                                                                   ====================    ====================

*  The Fund has changed its fiscal year end from July 31 to April 30.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                  Nine Months Ended      Year Ended          Year Ended
                                                                   April 30, 1997*      July 31, 1996      July 31, 1995
                                                                  __________________    ______________    ________________
OPERATIONS:
  Investment income_net..........................                 $     416,181         $  572,174          $     371,134
  Net realized gain (loss) on investments...................             46,136            150,113                 (5,270)
  Net unrealized appreciation (depreciation) on investments.            (39,245)           (76,768)               221,333
                                                                  _______________       ____________        ______________
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                                      423,072            645,519                587,197
                                                                  _______________       ____________        ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Class A shares..........................................           (161,823)          (234,320)              (176,046)
    Class B shares..........................................           (254,207)          (337,766)              (195,088)
    Class C shares........................................                 (151)               (88)                 ____
  Net realized gain on investments:
    Class A shares..........................................            (55,413)             ____                   ____
    Class B shares..........................................           (101,848)             ____                   ____
    Class C shares..........................................                (69)             ____                   ____
                                                                  _______________       ____________        ______________
      Total Dividends.......................................           (573,511)          (572,174)              (371,134)
                                                                  _______________       ____________        ______________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.....................................                 294,836            977,750               3,591,050
    Class B shares.....................................               1,349,856          3,045,391               5,060,548
    Class C shares..........................................                 18              6,000                  ____
  Dividends reinvested:
    Class A shares....................................                  134,012            134,625                  97,360
    Class B shares......................................                209,733            176,239                  81,648
    Class C shares..........................................                203                 88                  ____
  Cost of shares redeemed:
    Class A shares.........................................            (746,605)          (927,041)            (1,128,148)
    Class B shares..........................................         (1,696,406)        (1,191,057)              (776,686)
    Class C shares..........................................             (5,000)             ____                   ____
                                                                  _______________       ____________        ______________
      Increase (Decrease) in Net Assets from
        Beneficial Interest Transactions....................           (459,353)         2,221,995              6,925,772
                                                                  _______________       ____________        ______________
        Total Increase (Decrease) in Net Assets.............           (609,792)         2,295,340              7,141,835
NET ASSETS:
  Beginning of Period...................................             14,127,863         11,832,523              4,690,688
                                                                  _______________       ____________        ______________
  End of Period..................................                   $13,518,071        $14,127,863            $11,832,523
                                                                 ===============      =============       ================
*The Fund has changed its fiscal year end from July 31 to April 30.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                               Shares
                                                                __________________________________________________________
                                                                  Nine Months Ended         Year Ended          Year Ended
CAPITAL SHARE TRANSACTIONS:                                      April 30, 1997(1)       July 31, 1996       July 31, 1995
                                                                 __________________      ______________     ________________
    Class A
    ________
    Shares sold......................................                  23,143               76,280               291,207
    Shares issued for dividends reinvested..............                10,476              10,439                 7,845
    Shares redeemed..........................................          (58,150)            (71,136)              (91,442)
                                                                 __________________      ______________     ______________
            Net Increase (Decrease) in
                  Shares Outstanding                                   (24,531)             15,583               207,610
                                                               ==================     ==============        ==============
    Class B
    ________
    Shares sold.............................................            106,673            236,936               406,583
    Shares issued for dividends reinvested.............                  16,392             13,678                 6,544
    Shares redeemed..........................................          (132,446)           (93,155)              (62,636)
                                                                 __________________      ______________     ______________
            Net Increase (Decrease) in
                   Shares Outstanding                                    (9,381)           157,459               350,491
                                                               ==================     ==============        ==============
    Class C(2)
    _________
    Shares sold..............................................                 1                466                   ___
    Shares issued for dividends reinvested................                   16                  7                   ___
    Shares redeemed..........................................              (401)               ___                   ___
                                                                 __________________      ______________     ______________
            Net Increase (Decrease) in
                Shares Outstanding                                         (384)               473                   ___
                                                               ==================     ==============        ==============
(1)    The Fund has changed its fiscal year end from July 31 to April 30.
(2)    From December 4, 1995 (commencement of initial offering) to July 31, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
FINANCIAL HIGHLIGHTS

     Reference is made to page 4 of the Fund's Prospectus dated July 16, 1997.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series, including the New Jersey Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On October 31, 1996, the Board Members of the Trust approved, subject to approval by the shareholders of the New Jersey Series of Dreyfus Premier Insured Municipal Bond Fund ("DPIMBF-New Jersey Series"), an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the DPIMBF-New Jersey Series' assets and liabilities to the Fund in a tax free exchange for shares of beneficial interest of the Fund, and the assumption by the Fund of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of DPIMBF-New Jersey Series on March 10, 1997, and was consummated after the close of business on April 1, 1997, at which time 380,977 Class A shares valued at $12.48 per share, 651,905 Class B shares valued at $12.48 per share and 89 Class C shares valued at $12.49 per share, representing combined net assets of $12,888,744, were exchanged by DPIMBF-New Jersey Series for the respective Class A, Class B and Class C shares of the Fund.
    The Fund was declared effective by the SEC on December 16, 1996. On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund" which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    The Fund has changed its fiscal year end from July 31 to April 30.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED) futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from August 1, 1996 through April 30, 1998, to reduce the management fees paid by the Fund, to the extent that the Fund's aggregate annual expenses (excluding 12b-1 distribution plan fees, taxes, brokerage, interest on borrowings and extraordinary expenses) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $9,656 during the period ended April 30, 1997.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $32,737 was charged to the Fund for the Class B shares and $32 was charged to the Fund for the Class C shares.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services.
The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $9,235, $16,369 and $10 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $5,132 during the period ended April 30, 1997.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $14,793,924 and $14,067,222 respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $123,889, consisting of $170,412 gross unrealized appreciation and $46,523 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, New Jersey Series
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, New Jersey Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the nine months ended April 30, 1997 and for the year ended July 31, 1996, the statement of changes in net assets for the nine months ended April 30, 1997 and for each of the two years in the period ended July 31, 1996, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, New Jersey Series at April 30, 1997, the results of its operations for the nine months ended April 30, 1997 and for the year ended July 31, 1996, the changes in its net assets for the nine months ended April 30, 1997 and for each of the two years in the period then ended July 31, 1996, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
June 5, 1997

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
STATEMENT OF INVESTMENTS                                                                                APRIL 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments_100.0%                                                              Amount           Value
                                                                                                 _____________    _____________
North Carolina_78.5%
Asheville, Water System Revenue 5.70%, 8/1/2025 (Insured; FGIC).............                      $  1,000,000  $     993,650
Board of Governors of the University of North Carolina, HR
    (University of North Carolina Hospitals at Chapel Hill) 5%, 2/15/2029...                         4,000,000      3,524,440
Buncombe County Metropolitan Sewage District, Sewage System Revenue
    6.75%, 7/1/2022 (Prerefunded 7/1/2002) (a)..............................                           500,000        551,590
Charlotte-Mecklenberg Hospital Authority, Health Care System Revenue
    5.75%, 1/15/2021........................................................                         3,000,000      2,967,180
Columbus County Industrial Facilities and Pollution Control Finance Authority,
    Industrial Revenue (International Paper Co. Project):
      5.85%, 12/1/2020......................................................                         2,500,000      2,449,150
      6.15%, 4/1/2021.......................................................                         1,500,000      1,513,530
Haywood County, Environmental Improvement Revenue, Refunding
    (Champion International Corp. Project) 6.25%, 9/1/2025..................                         2,000,000      2,018,880
Martin County Industrial Facilities and Pollution Control Financing Authority,
    Industrial Revenue (Solid Waste Disposal-Weyerhaeuser Company Project)
    6%, 11/1/2025...........................................................                         2,000,000      2,004,000
New Hanover County, HR (New Hanover Regional Medical Center Project)
    5.75%, 10/1/2026 (Insured; AMBAC).......................................                         2,000,000      1,981,680
New Hanover County Industrial Facilities and Pollution Control Financing Authority, SWDR
    (Occidental Petroleum) 6.50%, 8/1/2014..................................                         1,000,000      1,030,550
North Carolina Eastern Municipal Power Agency, Power System Revenue:
    5.75%, 12/1/2016........................................................                         1,865,000      1,765,409
    Refunding:
      5.125%, 1/1/2012 (Insured; AMBAC).....................................                         3,000,000      2,858,490
      5.875%, 1/1/2013......................................................                         3,000,000      2,917,470
      6%, 1/1/2013..........................................................                         2,500,000      2,463,600
      6%, 1/1/2022..........................................................                         1,000,000        980,360
North Carolina Educational Assistance Authority, Guaranteed Student Loan Revenue
    6.35%, 7/1/2016.........................................................                         3,875,000      3,925,607
North Carolina Housing Finance Agency, Single Family Revenue:
    6.10%, 9/1/2025 (Insured; FHA)..........................................                         3,140,000      3,238,847
    6.50%, 9/1/2026.........................................................                         4,260,000      4,346,308
    6.70%, 9/1/2026.........................................................                         2,180,000      2,257,564
North Carolina Medical Care Commission, Health Service Facilities Revenue:
    (Carolina Medicorp Project) 5.25%, 5/1/2026.............................                         4,000,000      3,664,200
    (Duke University Hospital Project) 7%, 6/1/2021 (Prerefunded 6/1/2001) (a)                       1,500,000      1,648,995
    Refunding:
      (Annie Penn Memorial Hospital Project) 7.50%, 8/15/2021...............                         3,750,000      4,009,425
      (Wilson Memorial Hospital Project):
          Zero Coupon, 11/1/2016 (Insured; AMBAC)...........................                         3,055,000        994,158
          5.25%, 11/1/2020 (Insured; AMBAC).................................                         1,000,000        934,160


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                APRIL 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount           Value
                                                                                                _____________     ____________
North Carolina (continued)

North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue:
    5%, 1/1/2015 (Insured; MBIA)............................................                      $  1,000,000  $     925,230
    5.75%, 1/1/2015 (Insured; MBIA).........................................                         1,750,000      1,752,765
    5.375%, 1/1/2020 (Insured; AMBAC).......................................                         2,500,000      2,380,325
Pitt County, Health Hospital and Nursing Home Revenue, Refunding
    (Pitt County Memorial Hospital) 5.25%, 12/1/2021........................                         2,000,000      1,850,580
Raleigh, Water and Sewer Revenue 5.125%, 3/1/2022...........................                         2,500,000      2,324,150
Shelby, Combined Enterprise System Revenue, Refunding 5.625%, 5/1/2014......                         1,000,000        982,830
Wake County, Hospital System Revenue, Refunding
    Zero Coupon, 10/1/2010 (Insured; MBIA)..................................                         2,200,000      1,036,200
U.S. Related_21.5%
Guam Airport Authority, Airport and Marina Revenue 6.70%, 10/1/2023.........                         2,000,000      2,046,940
Guam Power Authority, Electric Power and Light Revenues 6.30%, 10/1/2022....                         2,000,000      2,007,500
Commonwealth of Puerto Rico:
    6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a)..............................                           600,000        664,116
    5.375%, 7/1/2025........................................................                         2,500,000      2,335,150
Puerto Rico Ports Authority, Special Facilities Revenue (American Airlines)
    6.25%, 6/1/2026 (Guaranteed; AMR Corp.).................................                         2,950,000      2,985,312
Virgin Islands Territory, Hugo Insurance Claims Fund Program
    7.75%, 10/1/2006........................................................                         1,565,000      1,687,915
Virgin Islands Public Finance Authority, Revenues, Refunding,
    Matching Fund Loan Notes 7.25%, 10/1/2018...............................                         4,000,000      4,330,480
Virgin Islands Water and Power Authority, Electric System Revenue, Refunding
    7.40%, 7/1/2011.........................................................                         2,000,000      2,122,680
                                                                                                                 ____________
TOTAL INVESTMENTS
    (cost $83,426,780)......................................................                                      $84,471,416
                                                                                                                =============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                             Insurance Corporation
FHA           Federal Housing Administration                     SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue

Summary of Combined Ratings (Unaudited)
Fitch (b)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                              __________                     __________________          ____________________
AAA                                Aaa                            AAA                               19.8%
AA                                 Aa                             AA                                28.6
A                                  A                              A                                 17.7
BBB                                Baa                            BBB                               26.8
Not Rated (c)                      Not Rated (c)                  Not Rated (c)                      7.1
                                                                                                   ______
                                                                                                   100.0%
                                                                                                  ========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Fitch currently provides creditworthiness information for a limited number of investments.
    (c) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (d) At April 30, 1997, the Fund had $22,590,985 (26.2% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                     APRIL 30, 1997
                                                                                              Cost                Value
                                                                                          _____________        _____________
ASSETS:                          Investments in securities_See Statement of Investments     $83,426,780          $84,471,416
                                 Cash.......................................                                         317,562
                                 Interest receivable........................                                       1,329,060
                                 Receivable for shares of Beneficial Interest subscribed                             152,325
                                 Prepaid expenses...........................                                           2,622
                                                                                                                _____________
                                                                                                                   86,272,985
                                                                                                                _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         38,500
                                 Due to Distributor.........................                                           35,334
                                 Payable for shares of Beneficial Interest redeemed                                    26,508
                                 Accrued expenses...........................                                           52,483
                                                                                                                _____________
                                                                                                                      152,825
                                                                                                                _____________
NET ASSETS..................................................................                                      $86,120,160
                                                                                                                =============
REPRESENTED BY:                  Paid-in capital............................                                     $86,316,101
                                 Accumulated net realized gain (loss) on investments                              (1,240,577)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments_Note 4......................                                       1,044,636
                                                                                                                _____________
NET ASSETS..................................................................                                      $86,120,160
                                                                                                                =============
                                                  NET ASSET VALUE PER SHARE
                                              _________________________________
                                                                     Class A                 Class B               Class C
                                                                    ___________            ____________          ___________
Net Assets.................................................         $42,129,656             $43,979,094               $11,410
Shares Outstanding...................................                 3,185,014               3,327,305                  863
NET ASSET VALUE PER SHARE.............................                   $13.23                  $13.22               $13.22
                                                                        =======                 =======               =======

SEE NOTES TO FINANCIAL STATEMENTS.
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
STATEMENT OF OPERATIONS                             YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $5,373,798
EXPENSES:                        Management fee_Note 3(a)...................                   $   481,809
                                 Shareholder servicing costs_Note 3(c)......                       293,622
                                 Distribution fees_Note 3(b)................                       215,850
                                 Professional fees..........................                        13,522
                                 Prospectus and shareholders' reports.......                         9,986
                                 Custodian fees.............................                         9,411
                                 Registration fees..........................                         2,458
                                 Trustees' fees and expenses_Note 3(d)......                         1,178
                                 Loan commitment fees_Note 2................                           490
                                 Miscellaneous..............................                        99,861
                                                                                               ____________
                                       Total Expenses.......................                                         1,128,187
                                                                                                                 ______________
INVESTMENT INCOME_NET.......................................................                                         4,245,611
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                   $   488,466
                                 Net unrealized appreciation (depreciation)
                                      on investments                                             1,698,984
                                                                                               ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         2,187,450
                                                                                                                 ______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $6,433,061
                                                                                                                 ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         Year Ended            Year Ended
                                                                                       April 30, 1997        April 30, 1996
                                                                                      _________________     _________________
OPERATIONS:
    Investment income_net.................................................               $  4,245,611         $  4,585,731
    Net realized gain (loss) on investments.................................                  488,466              874,881
    Net unrealized appreciation (depreciation) on investments...............                1,698,984              520,983
                                                                                      _________________     _________________
          Net Increase (Decrease) in Net Assets Resulting from Operations...                6,433,061            5,981,595
                                                                                      _________________     _________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A shares........................................................               (2,265,810)          (2,589,575)
      Class B shares........................................................               (1,979,492)          (1,996,124)
      Class C shares........................................................                     (309)                 (32)
                                                                                      _________________     _________________
          Total Dividends...................................................               (4,245,611)          (4,585,731)
                                                                                      _________________     _________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                1,377,620            3,323,717
      Class B shares........................................................                3,817,475            3,025,081
      Class C shares........................................................                   10,000                1,000
    Dividends reinvested:
      Class A shares........................................................                1,151,054            1,291,521
      Class B shares........................................................                1,157,711            1,177,707
      Class C shares........................................................                      309                   32
    Cost of shares redeemed:
      Class A shares........................................................               (8,578,407)          (8,574,929)
      Class B shares........................................................               (4,713,736)          (4,444,067)
                                                                                      _________________     _________________
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions          (5,777,974)          (4,199,938)
                                                                                      _________________     _________________
            Total Increase (Decrease) in Net Assets.........................              (3,590,524)           (2,804,074)
NET ASSETS:
    Beginning of Period.....................................................               89,710,684           92,514,758
                                                                                      _________________     _________________
    End of Period...........................................................              $86,120,160          $89,710,684
                                                                                      ===============    ==================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                  Shares
                                                                                    ______________________________________
                                                                                      Year Ended            Year Ended
                                                                                    April 30, 1997        April 30, 1996
                                                                                  _________________      _________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................            104,713               254,297
    Shares issued for dividends reinvested..............................                87,065                98,177
    Shares redeemed........................................................           (651,059)             (653,564)
                                                                                  _________________      _________________
                 Net Increase (Decrease) in Shares Outstanding                        (459,281)             (301,090)
                                                                                  ================      ==================
    Class B
    ________
    Shares sold............................................................            289,117               229,111
    Shares issued for dividends reinvested.............................                 87,620                89,591
    Shares redeemed.......................................................            (357,345)             (338,431)
                                                                                  _________________      _________________
                Net Increase (Decrease) in Shares Outstanding                           19,392               (19,729)
                                                                                  ================      ==================
    Class C*
    _________
    Shares sold............................................................                759                    78
    Shares issued for dividends reinvested.................................                 23                     3
                                                                                  _________________      _________________
               Net Increase (Decrease) in Shares Outstanding                               782                    81
                                                                                  ================      ==================
*  From August 15, 1995 (commencement of initial offering) to April 30, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
FINANCIAL HIGHLIGHTS

     Reference is made to page 5 of the Fund's Prospectus dated July 16, 1997.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the North Carolina Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund" which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumption. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,241,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. If not applied, $1,046,000 of the carryover expires in fiscal 2003 and $195,000 expires in 2004.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $344 during the period ended April 30, 1997, from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $215,796 was charged to the Fund for the Class B shares and $54 was charged to the Fund for the Class C shares.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $111,088, $107,898 and $18 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $45,229 during the period ended April 30, 1997.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $39,672,662 and $42,948,646, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $1,044,636, consisting of $1,796,552 gross unrealized appreciation and $751,916 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, North Carolina Series
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, North Carolina Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, North Carolina Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst & Young LLP signature logo]

New York, New York
June 5, 1997

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS                                                                                  APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments_95.7%                                                                Amount          Value
                                                                                                 _____________    _____________
Adams County Valley Local School District 5.25%, 12/1/2021 (Insured; MBIA)..                   $    1,000,000  $      943,980
Akron, Sewer Systems Revenue 5.875%, 12/1/2016 (Insured; MBIA)..............                         1,200,000      1,220,748
Akron-Wilbeth Housing Development Corp., First Mortgage Revenue
  7.90%, 8/1/2003 (Insured; FHA)............................................                         1,805,000      2,056,942
Allen County, Industrial First Mortgage Revenue, Refunding
  6.75%, 11/15/2008 (Guaranteed; K-Mart Corp.)..............................                         1,280,000      1,302,771
Breckville-Broadview Heights City School District,
  School Improvement 5.25%, 12/1/2021 (Insured; FGIC).......................                         5,000,000      4,726,200
City of Barberton, Hospital Facilities Revenue
  (The Barberton Citizens Hospital Co. Project) 7.25%, 1/1/2012.............                         2,400,000      2,667,192
Buckeye Valley Local School District
  5.25%, 12/1/2020 (Insured; MBIA)..........................................                         3,140,000      2,967,520
Butler County, Hospital Facilities Revenue, Refunding and Improvement
  (Fort Hamilton Hughes Group) 7.25%, 1/1/2001..............................                         3,300,000      3,407,085
City of Cambridge, HR, Refunding (Guernsey Memorial Hospital Project)
  8%, 12/1/2006.............................................................                         2,000,000      2,205,580
Clermont County, Hospital Facilities Revenue, Refunding (Mercy Health Systems):
  5.625%, 9/1/2016 (Insured; AMBAC).........................................                         4,250,000      4,190,543
  7.50%, 9/1/2019 (Prerefunded 9/1/2001) (Insured; AMBAC) (a)...............                           180,000        199,213
City of Cleveland:
  COP (Motor Vehicle, Motorized and Communication Equipment) 7.10%, 7/1/2002                         2,000,000      2,090,900
  Parking Facility Improvement Revenue 8%, 9/15/2012........................                         5,000,000      5,784,600
  School District 8%, 12/1/2001.............................................                         1,675,000      1,874,560
  Waterworks First Mortgage Revenue 5.50%, 1/1/2021 (Insured; MBIA).........                        11,700,000     11,554,101
Cleveland-Cuyahoga County Port Authority, Revenue, Refunding
  (Rock & Roll Hall of Fame) 5.40%, 12/1/2015 (Insured; AMBAC)..............                         2,540,000      2,451,227
Cuyahoga County:
  HR:
    (Meridia Health Systems):
      7.25%, 8/15/2019......................................................                         4,715,000      5,036,469
      7%, 8/15/2023.........................................................                         1,750,000      1,865,238
    Refunding:
      (Cleveland Clinic Foundation) 8%, 12/1/2015...........................                         1,000,000      1,033,300
      Improvement (University Hospitals Health) 5.625%, 1/15/2015 (Insured; MBIA)                    3,695,000      3,649,810
      (Mount Sinai Medical Center) 8.125%, 11/15/2014.......................                         1,000,000      1,042,230
  Jail Facilities 7%, 10/1/2013 (Prerefunded 10/1/2001)(a)..................                         6,125,000      6,745,891
  MFHR (National Terminal Apartments Project) 6.40%, 7/1/2016 (Collateralized; FNMA)                 2,000,000      2,060,940
Dayton, Airport Revenue, Refunding (James M. Cox International Airport)
  5.25%, 12/1/2015 (Insured; AMBAC).........................................                         2,500,000      2,384,325
Eaton, IDR Refunding (Baxter International Inc. Project) 6.50%, 12/1/2012...                         1,500,000      1,593,165
Euclid City School District, Improvement:
  7.10%, 12/1/2011 (Prerefunded 12/1/2001)(a)...............................                         1,000,000      1,112,110
  Library and School, Refunding 5.125%, 12/1/2015 (Insured; AMBAC)..........                         1,420,000      1,340,437

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                 _____________   _____________
Village of Evendale, IDR Refunding (Ashland Oil Inc. Project) 6.90%, 11/1/2010                  $    2,000,000    $ 2,101,460
Fairfield City School District, School Improvement Unlimited Tax:
  7.20%, 12/1/2011 (Insured; FGIC)..........................................                         1,000,000      1,149,160
  7.20%, 12/1/2012 (Insured; FGIC)..........................................                         1,250,000      1,429,888
  6.10%, 12/1/2015 (Insured; FGIC)..........................................                         2,000,000      2,063,880
  6%, 12/1/2020 (Insured; FGIC).............................................                         2,000,000      2,038,140
Fairlawn, Health Care Facilities Revenue (Village at Saint Edward Project)
  8.75%, 10/1/2019..........................................................                         2,420,000      2,581,124
Findlay 5.875%, 7/1/2017....................................................                         2,000,000      2,004,680
Franklin, Water System Revenue 5.75%, 12/1/2016 (Insured; MBIA).............                         1,000,000      1,007,090
Franklin County:
  HR:
    Holy Cross Health Systems Corp.:
      (Mount Carmel Health) 6.75%, 6/1/2019 (Insured; MBIA).................                         2,500,000      2,696,200
      Refunding and Improvement 5.80%, 6/1/2016.............................                         2,000,000      2,000,200
    Refunding and Improvement:
      (The Children's Hospital Project) 6.60%, 5/1/2013.....................                         4,000,000      4,304,400
      (Worthington Christian Village Congregate Care Project):
        10.25%, 8/1/2015....................................................                           765,000        832,580
        7.80%, 2/1/2017 (Insured; FHA)......................................                         5,690,000      6,211,489
        5.375%, 12/1/2020...................................................                         9,780,000      9,437,504
Gallia County Local School District, 7.375%, 12/1/2004......................                           570,000        649,737
Greater Cleveland Gateway Economic Development Corp.:
  Senior Lien Excise Tax Revenue 6.875%, 9/1/2005 (Insured; FSA)............                         1,500,000      1,623,330
  Stadium Revenue 7.50%, 9/1/2005...........................................                         5,675,000      6,225,532
Greater Cleveland Regional Transit Authority 5.65%, 12/1/2016 (Insured; FGIC)                        5,445,000      5,428,719
Hamilton County:
  Hospital Facilities Improvement Revenue, Refunding (Deaconess Hospital)
    7%, 1/1/2012............................................................                         2,570,000      2,733,940
  Mortgage Revenue (Judson Care Center)
    7.80%, 8/1/2019 (Prerefunded 8/1/2000) (Insured; FHA, LOC; Citibank) (a,b)                       3,970,000      4,380,855
Hilliard School District, School Improvement
  Zero Coupon, 12/1/2013 (Insured; FGIC)....................................                         1,655,000        655,777
  Zero Coupon, 12/1/2014 (Insured; FGIC)....................................                         1,655,000        614,899
  5.75%, 12/1/2019 (Insured; FGIC)..........................................                         2,500,000      2,502,800
  5%, 12/1/2020 (Insured; FGIC).............................................                         3,345,000      3,057,330
Kent State University, University Revenue, 5.50%, 5/1/2017 (Insured; MBIA)..                         1,000,000        978,060
Kirtland Local School District 7.50%, 12/1/2009.............................                           760,000        819,660
Knox County, IDR (Weyerhaeuser Co. Project) 9%, 10/1/2007...................                         1,000,000      1,272,240
Lakota Local School District 6.125%, 12/1/2017 (Insured; AMBAC).............                         1,075,000      1,112,625
Lorain, Water System Revenue 5.20%, 4/1/2016 (Insured; AMBAC)...............                         2,260,000      2,146,390
Lowellville, Sanitary Sewer Systems Revenue (Browning-Ferris Industries Inc.)
  7.25%, 6/1/2006...........................................................                         1,300,000      1,382,485

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        APRIL 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                _____________    _____________
Mahoning County, Health Care Facilities Revenue
  (Youngstown Osteopathic Hospital Project)
  7.60%, 8/1/2010 (LOC; Marine Midland Bank) (b)............................                    $    3,775,000    $ 4,022,980
Marion County, Health Care Facilities Revenue, Refunding and Improvement
  (United Church Homes Inc.) 6.375%, 11/15/2010.............................                         3,000,000      3,047,790
Miami County, Hospital Facilities Revenue, Refunding (Upper Valley Medical Center)
  8.375%, 5/1/2013..........................................................                           525,000        535,563
Montgomery County, Limited General Obligation and Sewer Revenue
  5.60%, 12/1/2016..........................................................                         1,380,000      1,374,880
Moraine, SWDR (General Motors Corp. Project) 6.75%, 7/1/2014................                         5,000,000      5,581,300
North Royalton City School District 6.10%, 12/1/2019 (Insured; MBIA)........                         2,500,000      2,599,250
State of Ohio:
  Economic Development Revenue:
    Ohio Enterprise Bond Fund (VSM Corp. Project) 7.375%, 12/1/2011.........                           885,000        943,578
    (Sponge Inc. Project) 8.375%, 6/1/2014..................................                         1,600,000      1,740,400
  Mortgage Revenue (Odd Fellows Home Ohio Inc. Project)
    8.15%, 8/1/2017 (Insured; FHA)..........................................                           350,000        364,203
  PCR (Standard Oil Co. Project)
    6.75%, 12/1/2015 (Guaranteed; British Petroleum Co. p.l.c.).............                         2,700,000      3,041,523
Ohio Air Quality Development Authority, Revenue:
  8.10%, 9/1/2018...........................................................                         1,000,000      1,030,450
  Pollution Control, Refunding:
    (Cleveland Electric Illuminating Co. Project) 6.85%, 7/1/2023...........                         5,250,000      5,244,855
    (Ohio Edison) 7.45%, 3/1/2016 (Insured; FGIC)...........................                         3,500,000      3,778,355
  Refunding:
    (Ohio Power Co. Project) 7.40%, 8/1/2009................................                         1,500,000      1,570,020
Ohio Building Authority, State Facilities (Juvenile Correctional Projects)
  6.60%, 10/1/2014 (Insured; AMBAC).........................................                         1,660,000      1,810,711
Ohio Capital Corp. for Housing, MFHR Refunding
  7.60%, 11/1/2023 (Collateralized; FNMA)...................................                         1,250,000      1,320,363
Ohio Higher Educational Facility Commission, Revenue:
  (Case Western Reserve Project):
    7.70%, 10/1/2018 (Prerefunded 10/1/1997) (a)............................                           485,000        501,539
    7.70%, 10/1/2018........................................................                            15,000         15,482
  (Denison University Project) 5.30%, 11/1/2021.............................                         2,000,000      1,888,760
Ohio Housing Finance Agency:
  Mortgage Revenue (Saint Francis Court Apartment Project)
    8%, 10/1/2026 (Insured; FHA)............................................                           695,000        743,212
  SFMR (GNMA Mortgage Backed Securities Program):
    8.25%, 12/15/2019.......................................................                           140,000        148,092
    Zero Coupon, 9/1/2021...................................................                        15,570,000      2,424,560
    7.85%, 9/1/2021.........................................................                         1,460,000      1,544,811
    7.65%, 3/1/2029.........................................................                         1,900,000      1,998,268
    7.80%, 3/1/2030.........................................................                         2,465,000      2,585,612

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   ___________    ___________
Ohio Water Development Authority, Revenue:
  (Fresh Water) 5.90%, 12/1/2015 (Insured; AMBAC)...........................                    $    4,650,000   $  4,734,258
  Pollution Control Facilities:
    (Cleveland Electric Illuminating Project) 8%, 10/1/2023.................                         5,800,000      5,955,614
    (Ohio Edison) 8.10%, 10/1/2023..........................................                         3,700,000      3,914,859
    (Pennsylvania Power Co. Project) 8.10%, 9/1/2018........................                         2,000,000      2,060,760
  Refunding:
    (Ohio Edison) 7.625%, 7/1/2023..........................................                         5,000,000      5,235,750
    (Toledo Edison Co.):
      7.55%, 6/1/2023.......................................................                         2,000,000      2,083,220
      8%, 10/1/2023.........................................................                         3,635,000      3,791,741
Ottawa County, Sanitary Sewer Systems Special Assessment
  (Portage-Catawba Island Sewer Project) 7%, 9/1/2011 (Insured; AMBAC)......                         1,000,000      1,090,080
Shelby County, Hospital Facilities Revenue, Refunding and Improvement
  (The Shelby County Memorial Hospital Association) 7.70%, 9/1/2018.........                         2,500,000      2,701,350
South Euclid, Recreation Facilities 7%, 12/1/2011...........................                         2,285,000      2,473,718
Southwest Regional Water District, Water Revenue:
  6%, 12/1/2015 (Insured; MBIA).............................................                         1,600,000      1,643,904
  6%, 12/1/2020 (Insured; MBIA).............................................                         1,250,000      1,275,013
Springboro Community City School District, Refunding
  5.10%, 12/1/2023 (Insured; AMBAC).........................................                         6,000,000      5,552,280
Student Loan Funding Corp.:
  Student Loan Revenue, Refunding 7.20%, 8/1/2003...........................                         2,495,000      2,653,607
  Student Loan Senior Subordinated Revenue 6.15%, 8/1/2010..................                         6,775,000      6,728,795
Toledo 5.625%, 12/1/2011 (Insured; AMBAC)...................................                         1,000,000      1,011,830
University of Cincinnati:
  5.375%, 6/1/2020 (Insured; MBIA)..........................................                         4,625,000      4,447,446
  COP:
    6.75%, 12/1/2009 (Insured; MBIA)........................................                          750,000         819,158
    (University Center Project) 5.125%, 6/1/2024 (Insured; MBIA)............                         2,500,000      2,301,100
Warren 7.75%, 11/1/2010 (Prerefunded 11/1/2000) (a).........................                         2,785,000      3,111,903
Wauseon Exempted Village School District, Refunding and School Improvement
  5.50%, 12/1/2022 (Insured; MBIA)..........................................                         2,500,000      2,424,800
West Holmes Local School District 5.375%, 12/1/2023 (Insured; MBIA).........                         1,860,000      1,773,974
                                                                                                                 _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $259,666,238).......................................................                                     $270,590,968
                                                                                                                 ============
Short-Term Municipal Investments_4.3%
Ohio_2.8%
Ohio State Air Quality Development Authority, Revenue, Refunding, VRDN
  (Cincinnati Gas & Electric) 4.30% (LOC; Canadian Imperial Bank) (b,c).....                    $    5,100,000    $ 5,100,000
Twinsburg, IDR, VRDN
  (United Stationers Supply Company) 4.65% (LOC; PNC Bank) (b,c)............                         2,700,000      2,700,000

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                       APRIL 30, 1997
                                                                                                   Principal
Short-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                    __________    __________
U.S. Related_1.5%
Puerto Rico Commonwealth Government Development Bank,
  Refunding, VRDN 4.30% (LOC; Credit Suisse) (b,c)..........................                    $    1,750,000    $ 1,750,000
Puerto Rico Electric Power Authority, Revenue 3.48% (Insured; FSA) (d)......                         2,500,000      2,500,000
                                                                                                                 _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $12,050,000)........................................................                                    $  12,050,000
                                                                                                                 ============
TOTAL INVESTMENTS_100.0%
  (cost $271,716,238).......................................................                                     $282,640,968
                                                                                                                 ============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificates of Participation                      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FHA           Federal Housing Administration                     MFHR    Multi-Family Housing Revenue
FNMA          Federal National Mortgage Association              PCR      Pollution Control Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
GNMA          Government National Mortgage Association           SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes
IDR           Industrial Development Revenue

Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               _______                        __________________        ______________________
AAA                                Aaa                            AAA                               46.9%
AA                                 Aa                             AA                                 7.3
A                                  A                              A                                 18.3
BBB                                Baa                            BBB                               13.7
BB                                 Ba                             BB                                 6.5
F1                                 MIG1                           SP1                                3.4
Not Rated(f)                       Not Rated(f)                   Not Rated(f)                       3.9
                                                                                                   _______
                                                                                                   100.0%
                                                                                                 =========


Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Security payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Inverse floater security_the interest rate is subject to change periodically.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                        APRIL 30, 1997
                                                                                              Cost                Value
                                                                                          ______________      ______________
ASSETS:                          Investments in securities_See Statement of Investments     $271,716,238        $282,640,968
                                 Cash.......................................                                         535,515
                                 Receivable for shares of Beneficial Interest subscribed                              35,365
                                 Interest receivable........................                                       5,114,439
                                 Prepaid expenses...........................                                           3,919
                                                                                                                 ____________
                                                                                                                 288,330,206
                                                                                                                 ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       186,613
                                 Due to Distributor.........................                                          18,590
                                 Payable for shares of Beneficial Interest redeemed                                   63,493
                                 Accrued expenses...........................                                          49,892
                                                                                                                 ____________
                                                                                                                     318,588
                                                                                                                 ____________
NET ASSETS..................................................................                                     $288,011,618
                                                                                                              ===============
REPRESENTED BY:                  Paid-in capital............................                                    $275,263,529
                                 Accumulated net realized gain (loss) on investments                               1,823,359
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments_Note 4                             10,924,730
                                                                                                                 ____________
NET ASSETS..................................................................                                    $288,011,618
                                                                                                              ===============

                                                    NET ASSET VALUE PER SHARE
                                                _________________________________
                                                                      Class A                 Class B                Class C
                                                                  _______________         _______________      _______________
Net Assets............................................             $242,571,398              $44,745,835            $694,385
Shares Outstanding.......................................            19,181,560                3,537,051              54,857
NET ASSET VALUE PER SHARE...................................             $12.65                   $12.65              $12.66
                                                                      =========                =========            =========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF OPERATIONS                                                                     YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $18,544,211
EXPENSES:                        Management fee_Note 3(a)...................                $  1,617,417
                                 Shareholder servicing costs_Note 3(c)......                     924,474
                                 Distribution fees_Note 3(b)................                     213,239
                                 Professional fees..........................                      46,141
                                 Custodian fees.............................                      31,581
                                 Prospectus and shareholders' reports.......                      20,053
                                 Registration fees..........................                       4,084
                                 Trustees' fees and expenses_Note 3(d)......                       3,981
                                 Loan commitment fees_Note 2................                       1,652
                                 Miscellaneous..............................                      22,441
                                                                                         _______________
                                       Total Expenses.......................                                        2,885,063
                                                                                                              _______________
INVESTMENT INCOME_NET.......................................................                                       15,659,148
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                $  2,316,643
                                 Net unrealized appreciation (depreciation)
                                      on investments                                           1,485,293
                                                                                         _______________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        3,801,936
                                                                                                              _______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $19,461,084
                                                                                                              ===============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended           Year Ended
                                                                                      April 30, 1997        April 30, 1996
                                                                                     ________________      ________________
OPERATIONS:
  Investment income_net...............................................                 $  15,659,148        $  16,611,363
  Net realized gain (loss) on investments.............................                     2,316,643            6,261,292
  Net unrealized appreciation (depreciation) on investments...........                    1,485,293            (2,957,977)
                                                                                     ________________      ________________
      Net Increase (Decrease) in Net Assets Resulting from Operations.                    19,461,084           19,914,678
                                                                                     ________________      ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Class A shares....................................................                   (13,586,634)         (14,787,880)
    Class B shares....................................................                    (2,065,437)          (1,823,448)
    Class C shares....................................................                        (7,077)                 (35)
  Net realized gain on investments:
    Class A shares....................................................                    (1,899,479)          (3,773,931)
    Class B shares....................................................                      (321,573)            (523,745)
    Class C shares....................................................                        (1,122)                 (15)
                                                                                     ________________      ________________
      Total Dividends.................................................                   (17,881,322)         (20,909,054)
                                                                                     ________________      ________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares....................................................                     7,049,583            9,363,475
    Class B shares....................................................                     7,342,791            9,283,699
    Class C shares....................................................                       694,789                1,000
  Dividends reinvested:
    Class A shares....................................................                    10,239,228           12,469,387
    Class B shares....................................................                     1,692,942            1,692,992
    Class C shares....................................................                        7,422                    48
  Cost of shares redeemed:
    Class A shares....................................................                  (33,748,310)          (36,740,008)
    Class B shares....................................................                    (4,952,156)          (2,982,178)
    Class C shares....................................................                       (10,071)               __
                                                                                     ________________      ________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions            (11,683,782)          (6,911,585)
                                                                                     ________________      ________________
        Total Increase (Decrease) in Net Assets.......................                   (10,104,020)          (7,905,961)
NET ASSETS:
  Beginning of Period.................................................                   298,115,638          306,021,599
                                                                                     ________________      ________________
  End of Period.......................................................                  $288,011,618          $298,115,638
                                                                                     ================     ================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                 Shares
                                                                                  _____________________________________
                                                                                   Year Ended            Year Ended
                                                                                  April 30, 1997        April 30, 1996
                                                                                _________________     _________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold.........................................................             555,615               724,402
    Shares issued for dividends reinvested.................................          804,030               964,492
    Shares redeemed........................................................        (2,659,323)          (2,853,615)
                                                                                ________________       ________________
                Net Increase (Decrease) in Shares Outstanding                     (1,299,678)           (1,164,721)
                                                                                =================      =================
    Class B
    ________
    Shares sold.....................................................                 577,283               718,846
    Shares issued for dividends reinvested...........................                132,861               130,834
    Shares redeemed........................................................         (388,961)             (230,753)
                                                                                ________________       ________________
               Net Increase (Decrease) in Shares Outstanding                         321,183               618,927
                                                                                =================      =================
    Class C*
    _________
    Shares sold............................................................           54,985                    79
    Shares issued for dividends reinvested.................................              582                    3
    Shares redeemed........................................................             (792)                 ___
                                                                                ________________       ________________
               Net Increase (Decrease) in Shares Outstanding                          54,775                    82
                                                                                =================      =================
*  From August 15, 1995 (commencement of initial offering) to April 30, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
FINANCIAL HIGHLIGHTS

     Reference is made to page 5 of the Fund's Prospectus dated July 16, 1997.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Ohio Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund", which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,683 during the period ended April 30, 1997, from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $212,043 was charged to the Fund for the Class B shares and $1,196 was charged to the Fund for the Class C shares.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $628,770, $106,021 and $399 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $133,247 during the period ended April 30, 1997.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $84,865,773 and $109,577,726, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $10,924,730, consisting of $11,571,231 gross unrealized appreciation and $646,501 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
REPORT TO ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Ohio Series
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Ohio Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Ohio Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
June 5, 1997

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF INVESTMENTS                                                                        APRIL 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments_98.5%                                                              Amount           Value
                                                                                                 ___________      ___________
Pennsylvania_90.9%
Allegheny County Higher Educational Building Authority, University Revenue
  (Duquesne University Project) 5%, 3/1/2021 (Insured; AMBAC)...............                    $    2,000,000  $   1,807,720
Allegheny County Industrial Development Authority, Revenue:
  Commercial Development, Refunding
    (Kaufmann Medical Office Building) 6.80%, 3/1/2015 (Insured; MBIA)......                         3,500,000      3,773,070
  Medical Center, Refunding (Presbyterian Medical Center of
    Oakmont Pennsylvania, Inc.) 6.75%, 2/1/2026 (Insured; FHA)..............                         1,900,000      1,989,965
Allegheny County Residential Finance Authority, SFMR:
  7.40%, 12/1/2022..........................................................                         1,880,000      1,982,798
  7.95%, 6/1/2023...........................................................                         1,315,000      1,381,394
Beaver County Industrial Development Authority, PCR, Refunding:
  (Ohio Edison Project) 7.75%, 9/1/2024.....................................                         3,150,000      3,304,539
  (Pennsylvania Power Company Mansfield Project) 7.15%, 9/1/2021............                         3,000,000      3,121,560
Berks County Municipal Authority, Revenue
  (Phoebe Berks Village, Inc. Project) 8.25%, 5/15/2022.....................                         2,445,000      2,586,541
Bethlehem Authority, Water Revenue, Refunding
  5.20%, 11/15/2021 (Insured; MBIA).........................................                         8,350,000      7,652,441
Blair County Hospital Authority, Revenue (Altoona Hospital Project)
  6.375%, 7/1/2013 (Insured; AMBAC).........................................                         5,000,000      5,272,500
Bradford County Industrial Development Authority, SWDR
  (International Paper Company Projects) 6.60%, 3/1/2019....................                         4,250,000      4,442,738
Butler County Hospital Authority, Health Center Revenue, Refunding,
  (Saint Francis Health Care Project) 6%, 5/1/2008..........................                         1,860,000      1,890,690
Cambria County Industrial Development Authority, RRR
  (Cambria Cogen Project):
    7.75%, 9/1/2019, Series F-1 (LOC; Fuji Bank) (a)........................                         1,750,000      1,796,235
    7.75%, 9/1/2019, Series F-2 (LOC; Fuji Bank) (a)........................                         2,750,000      2,822,655
Delaware County Authority, Health Care Revenue, Refunding
  (Mercy Health Corp. Southeastern):
    5.125%, 11/15/2012......................................................                         2,200,000      2,050,268
    5.375%, 11/15/2023......................................................                         2,050,000      1,882,126
Harrisburg Parking Authority, Revenue, Refunding
  5.125%, 8/1/2016 (Insured; AMBAC).........................................                         3,230,000      2,980,579
Lancaster County Hospital Authority, Revenue, Refunding
  (Health Center_Masonic Homes Project)
  5%, 11/15/2020 (Insured; AMBAC)...........................................                         1,625,000      1,439,198
Lehigh County General Purpose Authority, Revenue:
  Hospital (Saint Luke's Hospital Bethlehem) 6.25%, 7/1/2022 (Insured; AMBAC)                       10,000,000     10,339,800
  (Wiley House):
    8.75%, 11/1/2014........................................................                         3,785,000      3,935,000
    9.50%, 11/1/2016........................................................                         4,930,000      5,298,468
Luzerne County Industrial Development Authority, Exempt Facilities Revenue, Refunding
  (Pennsylvania Gas and Water Company Project) 7.125%, 12/1/2022............                         4,000,000      4,220,440

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   ___________    ___________
Pennsylvania (continued)
Mc Keesport Area School District
  6%, 10/1/2025 (Insured; FSA)..............................................                    $    1,400,000   $  1,417,486
Meadville 5.25%, 10/1/2025 (Insured; AMBAC).................................                         3,155,000      2,920,773
Montgomery County Higher Educational and Health Authority Revenue:
  First Mortgage (Montgomery Income Project) 10.50%, 9/1/2020...............                         2,965,000      3,202,259
  (Northwestern Corporation):
    8.375%, 6/1/2009........................................................                         2,685,000      2,884,173
    7.125%, 6/1/2018........................................................                         2,050,000      2,124,374
Montgomery County Industrial Development Authority, RRR
  7.50%, 1/1/2012 (LOC; Banque Paribas) (a).................................                        11,715,000     12,540,673
New Kensington Arnold School District, Refunding
  5.375%, 5/15/2026 (Insured; AMBAC)........................................                         4,225,000      3,965,670
Norristown Municipal Waste Authority, Sewer Revenue
  5.125%, 11/15/2023 (Insured; FGIC)........................................                         6,400,000      5,782,336
Northampton County Industrial Development Authority, PCR, Refunding
  (Bethlehem Steel) 7.55%, 6/1/2017.........................................                         5,700,000      6,038,808
Pennsylvania:
  5.375%, 5/15/2015 (Insured; FGIC).........................................                         1,500,000      1,454,490
  COP, Refunding 5%, 7/1/2015 (Insured; AMBAC)..............................                         14,835,000    13,589,602
Pennsylvania Economic Development Financing Authority:
  Exempt Facilities Revenue (Macmillan Ltd. Partnership Project) 7.60%, 12/1/2020                    3,500,000      3,893,365
  RRR (Northampton Generating Project):
    6.40%, 1/1/2009.........................................................                         2,500,000      2,479,475
    6.50%, 1/1/2013.........................................................                         6,500,000      6,415,175
  Wastewater Treatment Revenue (Sun Co. Inc._R and M Project) 7.60%, 12/1/2024                       4,240,000      4,712,887
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue
  7.05%, 10/1/2016 (Insured; AMBAC).........................................                         2,500,000      2,645,425
Pennsylvania Housing Finance Agency:
  6.50%, 7/1/2023...........................................................                         2,750,000      2,833,710
  Single Family Mortgage:
    6.75%, 4/1/2016.........................................................                         3,000,000      3,142,920
    6.85%, 4/1/2016 (Insured; FHA)..........................................                         3,700,000      3,899,245
    7.875%, 10/1/2020.......................................................                         1,435,000      1,493,419
    6.90%, 4/1/2025.........................................................                         6,250,000      6,541,500
Philadelphia:
  5%, 5/15/2020 (Insured; MBIA).............................................                         2,250,000      2,037,285
  Gas Works Revenue:
    5.25%, 8/1/2024 (Insured; FSA)..........................................                         5,000,000      4,590,050
    6.375%, 7/1/2026 (Insured; CMAC)........................................                         6,885,000      7,163,980
  Water and Wastewater Revenue, Refunding:
    5.625%, 6/15/2008 (Insured; FSA)........................................                         5,000,000      5,124,350
    5.75%, 6/15/2013 (Insured; MBIA)........................................                         2,000,000      2,006,920
    5.25%, 6/15/2023 (Insured; MBIA)........................................                        15,255,000     14,045,736

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   ___________    ___________
Pennsylvania (continued)
Philadelphia Hospital and Higher Education Facilities Authority:
  HR:
    (Albert Einstein Medical Center) 7%, 10/1/2021..........................                    $    1,500,000   $  1,579,245
    (Refunding-Children's Hospital) 5%, 2/15/2021 (Insured; MBIA)...........                        10,565,000      9,362,703
    (Refunding-Temple University Hospital) 6.625%, 11/15/2023...............                        16,240,000     16,805,964
  Revenue (Northwestern Corporation) 8.375%, 6/1/2009.......................                         1,885,000      2,015,517
Pittsburgh Urban Redevelopment Authority:
  Mortgage Revenue:
    7.05%, 4/1/2023.........................................................                         1,785,000      1,851,813
    (Refunding_Sidney Square Project) 6.65%, 9/1/2028.......................                         3,350,000      3,401,557
  Single Family Mortgage 7.40%, 4/1/2024....................................                           860,000        897,591
Schuylkill County Industrial Development Authority,
  First Mortgage Revenue, Refunding (Valley Health Concerns) 8.75%, 3/1/2012                         2,500,000      2,618,424
Washington County Industrial Development Authority, Revenue, Refunding
  (Presbyterian Medical Center) 6.75%, 1/15/2023 (Insured; FHA).............                         3,000,000      3,166,530
U.S. Related_7.6%
Guam Airport Authority, Revenue, Refunding 6.50%, 10/1/2023.................                         2,000,000      2,034,180
Guam Government 5.375%, 11/15/2013..........................................                         4,000,000      3,682,840
Puerto Rico Electric Power Authority, Power Revenue
  5.50%, 7/1/2020...........................................................                         3,000,000      2,836,560
Puerto Rico Highway and Transportation Authority, Highway Revenue:
  5.40%, 7/1/2006...........................................................                         5,000,000      4,964,000
  5.50%, 7/1/2026...........................................................                         2,000,000      1,885,120
Puerto Rico Public Buildings Authority, Guaranteed Public Education and
Health
  Facilities, Refunding 5.70%, 7/1/2009 (Insured; FSA)......................                         5,000,000      5,226,150
                                                                                                                   ___________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $261,037,751)...................                                     $267,245,005
                                                                                                               ===============
Short-Term Municipal Investments_1.5%
Pennsylvania:
Philadelphia Regional Port Authority, LR, Refunding
  3.59% (Insured; MBIA) (b).................................................                    $    2,150,000   $  2,150,000
Schuylkill County Industrial Development Authority, RRR, VRDN
  (Westwood Energy Property Project) 4.55% (LOC; Fuji Bank Ltd.) (a,c)......                         2,000,000      2,000,000
                                                                                                                   ___________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $4,150,000)....................                                     $  4,150,000
                                                                                                               ===============
TOTAL INVESTMENTS_100% (cost $265,187,751)..................................                                     $271,395,005
                                                                                                               ===============

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
CMAC          Capital Market Assurance Corporation               MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               PCR      Pollution Control Revenue
FHA           Federal Housing Administration                     RRR      Resources Recovery Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ______                        ___________________        _______________________
AAA                                Aaa                            AAA                               50.9%
AA                                 Aa                             AA                                 5.6
A                                  A                              A                                 19.5
BBB                                Baa                            BBB                                9.5
F1                                 MIG1/P1                        SP1/A1                              .7
Not Rated(e)                       Not Rated(e)                   Not Rated(e)                      13.8
                                                                                                  ________
                                                                                                   100.0%
                                                                                                  =========

Notes to Statement of Investments:
    (a)  Secured by letters of credit.
    (b) Inverse Floater Security_the interest rate is subject to change periodically.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (f) At April 30, 1997, the Fund had $80,281,816 (29.4% of net assets) invested in securities whose principal and interest is dependent upon revenue generated from health care projects.












SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                        APRIL 30, 1997
                                                                                              Cost                Value
                                                                                           _______________    _______________
ASSETS:                          Investments in securities_See Statement of Investments    $265,187,751          $271,395,005
                                 Receivable for shares of Beneficial Interest subscribed                               29,703
                                 Interest receivable........................                                        5,503,442
                                 Prepaid expenses...........................                                           13,474
                                                                                                               _______________
                                                                                                                  276,941,624
                                                                                                               _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        122,589
                                 Due to Distributor.........................                                           84,947
                                 Cash overdraft due to Custodian............                                          327,119
                                 Payable for investment securities purchased                                        3,390,599
                                 Payable for shares of Beneficial Interest redeemed                                    48,301
                                 Accrued expenses...........................                                           36,431
                                                                                                               _______________
                                                                                                                    4,009,986
                                                                                                               _______________
NET ASSETS..................................................................                                     $272,931,638
                                                                                                              ================
REPRESENTED BY:                  Paid-in capital............................                                     $264,825,724
                                 Accumulated net realized gain (loss) on investments                                1,898,660
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments_Note 4......................                                        6,207,254
                                                                                                               _______________
NET ASSETS..................................................................                                     $272,931,638
                                                                                                              ================
                                                  NET ASSET VALUE PER SHARE
                                              _________________________________
                                                                     Class A                 Class B               Class C
                                                                    ___________            ____________          ___________
Net Assets..............................................           $201,228,571             $71,670,786            $32,281
Shares Outstanding....................................               12,395,441               4,416,569              1,989
NET ASSET VALUE PER SHARE.................................               $16.23                  $16.23             $16.23
                                                                        =======                =========          =========




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF OPERATIONS                                                                      YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $17,341,533
EXPENSES:                        Management fee_Note 3(a)...................                    $1,553,060
                                 Shareholder servicing costs_Note 3(c)......                       934,879
                                 Distribution fees_Note 3(b)................                       360,955
                                 Professional fees..........................                        31,222
                                 Custodian fees.............................                        30,869
                                 Prospectus and shareholders' reports.......                        20,729
                                 Registration fees..........................                         5,661
                                 Trustees' fees and expenses_Note 3(d)......                         3,810
                                 Loan commitment fees_Note 2................                         1,575
                                 Miscellaneous..............................                        16,708
                                                                                               ____________
                                     Total Expenses.........................                                        2,959,468
                                                                                                                 _____________
INVESTMENT INCOME_NET.......................................................                                       14,382,065
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                    $3,061,864
                                 Net unrealized appreciation (depreciation)
                                       on investments                                            1,228,255
                                                                                               ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        4,290,119
                                                                                                                 _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $18,672,184
                                                                                                                 =============









SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         Year Ended            Year Ended
                                                                                       April 30, 1997        April 30, 1996
                                                                                      _________________     _________________
OPERATIONS:
  Investment income_net....................................................            $  14,382,065         $  15,026,178
  Net realized gain (loss) on investments..................................                3,061,864             3,624,514
  Net unrealized appreciation (depreciation) on investments................                1,228,255             2,233,089
                                                                                      _________________     _________________
      Net Increase (Decrease) in Net Assets Resulting from Operations......               18,672,184           20,883,781
                                                                                      _________________     _________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Class A shares.........................................................              (10,984,092)          (11,560,546)
    Class B shares.........................................................               (3,396,735)           (3,465,577)
    Class C shares.........................................................                   (1,238)                  (55)
  Net realized gain on investments:
    Class A shares.........................................................               (2,286,800)           (3,548,917)
    Class B shares.........................................................                 (787,181)           (1,187,046)
    Class C shares.........................................................                     (349)                  (17)
                                                                                      _________________     _________________
      Total Dividends......................................................              (17,456,395)          (19,762,158)
                                                                                      _________________     _________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.......................................................                  6,058,242            20,084,706
    Class B shares.........................................................                4,097,969             6,829,157
    Class C shares.........................................................                   10,076                21,000
  Dividends reinvested:
    Class A shares.........................................................                7,168,317             8,442,622
    Class B shares.........................................................                2,677,413             2,978,350
    Class C shares.........................................................                    1,162                    73
  Cost of shares redeemed:
    Class A shares.........................................................              (29,721,693)          (32,654,140)
    Class B shares.........................................................               (8,008,709)           (7,401,867)
                                                                                      _________________     _________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions            (17,717,223)           (1,700,099)
                                                                                      _________________     _________________
        Total Increase (Decrease) in Net Assets............................              (16,501,434)             (578,476)
NET ASSETS:
  Beginning of Period......................................................              289,433,072           290,011,548
                                                                                      _________________     _________________
  End of Period............................................................             $272,931,638          $289,433,072
                                                                                     ================     ==================



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                  Shares
                                                                                    ______________________________________
                                                                                      Year Ended            Year Ended
                                                                                    April 30, 1997        April 30, 1996
                                                                                  _________________      _________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ______
    Shares sold............................................................            371,907              1,227,069
    Shares issued for dividends reinvested.................................            438,548                508,499
    Shares redeemed........................................................         (1,823,622)            (1,973,350)
                                                                                  _________________      _________________
                                 Net Increase (Decrease) in Shares Outstanding      (1,013,167)             (237,782)
                                                                                 =================      =================
    Class B
    ______
    Shares sold........................................................                251,681                412,949
    Shares issued for dividends reinvested.................................            163,853                179,443
    Shares redeemed........................................................            (491,416)             (448,471)
                                                                                  _________________      _________________
                                 Net Increase (Decrease) in Shares Outstanding         (75,882)               143,921
                                                                                 =================      =================
    Class C*
    _____
    Shares sold............................................................                616                  1,298
    Shares issued for dividends reinvested.................................                 71                      4
                                                                                  _________________      _________________
                                 Net Increase (Decrease) in Shares Outstanding             687                  1,302
                                                                                 =================      =================
    *From August 15, 1995 (commencement of initial offering) to April 30,
    1996.














SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
FINANCIAL HIGHLIGHTS

     Reference is made to page 5 of the Fund's Prospectus dated July 16, 1997.


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Pennsylvania Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municiapal Bond Fund", which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,535 during the period ended April 30, 1997, from commissions earned on sales of the Fund's shares.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $360,738 was charged to the Fund for the Class B shares and $217 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $525,495, $180,369 and $72 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $157,412 during the period ended April 30, 1997.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $165,307,394 and $171,571,142, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $6,207,254, consisting of $7,076,946 gross unrealized appreciation and $869,692 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]
New York, New York
June 5, 1997

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF INVESTMENTS                                                                             APRIL 30, 1997
                                                                                                Principal
Long-Term Muncipal Investments_97.1%                                                              Amount           Value
                                                                                               _____________    _____________
Texas_90.4%
Allen Independent School District Building (Permanent School Fund Guaranteed)
    5.20%, 2/15/2021........................................................                      $  2,030,000   $  1,879,861
Amarillo Health Facilities Corp., HR (High Plains Baptist Hospital)
    6.562%, 1/3/2022 (Insured; FSA).........................................                         4,500,000      4,747,815
Bexar County Health Facilities Development Corp., HR Refunding
    (Baptist Memorial Hospital System Project) 6.625%, 2/15/2011 (Insured; MBIA)                     2,690,000      2,915,019
Brazos Higher Education Authority Inc., Student Loan Revenue, Refunding
    6.80%, 12/1/2004........................................................                           850,000        906,882
Clear Creek Independent School District (Permanent School Fund Guaranteed)
    4.25%, 2/1/2013.........................................................                         1,575,000      1,314,227
Clint Independent School District, Refunding (Permanent School Fund Guaranteed)
    7%, 3/1/2015............................................................                           750,000        780,413
Coastal Water Authority, Water Conveyance System Revenue, Refunding
    6.25%, 12/15/2017 (Insured; AMBAC)......................................                         5,885,000      6,239,512
Dallas-Fort Worth Regional Airport, Joint Revenue
    6.625%, 11/1/2021 (Insured; FGIC).......................................                         1,250,000      1,313,500
Denison Hospital Authority, HR
    (Texoma Medical Center Project) 6.125%, 8/15/2017.......................                         1,000,000      982,580
Dripping Springs Independent School District (Permanent School Fund Guaranteed)
    6%, 8/15/2021...........................................................                         1,900,000      1,916,492
El Paso Housing Authority, Multi-Family Revenue
    (Section 8 Projects) 6.25%, 12/1/2009...................................                         2,510,000      2,566,099
Grape Creek-Pulliam Independent School District
    Public Facility Corp., School Facility Lease Revenue
    7.25%, 5/15/2021........................................................                         2,200,000      2,308,152
Grapevine-Colleyville Independent School District (Permanent School Fund Guaranteed)
    5.125%, 8/15/2022.......................................................                         3,000,000      2,745,810
Gulf Coast Waste Disposal Authority, SWDR
    (Champion International Corp. Project) 7.25%, 4/1/2017..................                         1,000,000      1,058,590
Gunter Independent School District, Refunding (Permanent School Fund Guaranteed)
    6.05%, 8/15/2026........................................................                         1,020,000      1,031,801
Harris County (Toll Road) Senior Lien 6.375%, 8/15/2024 (Insured; MBIA).....                         3,000,000      3,154,140
Harris County Health Facilities Development Corp., Health Care System Revenue
    (Sisters of Charity) 7.10%, 7/1/2021 (Prerefunded 7/1/2001) (a).........                         1,000,000      1,104,100
Houston, Water and Sewer System Revenue, Refunding (Junior Lien)
    5.25%, 12/1/2025 (Insured; FGIC)........................................                         2,625,000      2,443,481
Houston Independent School District (Permanent School Fund Guaranteed)
    Zero Coupon, 8/15/2015..................................................                         3,000,000      1,039,320
Keller Independent School District,
    Unlimited Tax School Building and Refunding (Permanent School Fund Guaranteed)
    5.125%, 8/15/2025.......................................................                         3,900,000      3,583,905

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   APRIL 30, 1997
                                                                                                 Principal
Long-Term Muncipal Investments (continued)                                                         Amount           Value
                                                                                               _____________    _____________
Texas (continued)
Leander 6.75%, 8/15/2016....................................................                      $  2,325,000   $  2,414,652
Leon County, PCR, Refunding (Nucor Corp. Project) 7.375%, 8/1/2009..........                           750,000        821,325
Matagorda County Navigation District No. 1, PCR
    (Collateralized Houston Lighting and Power) 7.875%, 2/1/2019............                           500,000        520,745
Montgomery County Health Facilities Development Corp., Hospital Mortgage Revenue
    (Woodlands Medical Center Project) 8.85%, 8/15/2014 (Prerefunded 8/15/1999) (a)                    575,000        628,383
North Texas Higher Education Authority, Inc., Student Loan Revenue
    7.25%, 4/1/2003 (Insured; AMBAC)........................................                         1,000,000      1,050,660
Port of Bay City Authority, Matagorda County Revenue
    (Hoechst Celanese Corp. Project) 6.50%, 5/1/2026........................                         3,500,000      3,650,920
San Antonio Electric and Gas Revenue, Refunding
    5%, 2/1/2017............................................................                         1,700,000      1,540,234
Southwest Higher Education Authority, Inc., Higher Education Revenue
    (Southern Methodist University Project) 5.125%, 10/1/2026 (Insured; FSA)                         1,000,000        908,480
Texas (Veterans Housing Assistance) 6.80%, 12/1/2023........................                         2,870,000      2,983,107
Texas Department Housing and Community Affairs, MFHR
    (Harbors and Plumtree) 6.35%, 7/1/2016..................................                         1,300,000      1,323,803
Texas Higher Education Coordinating Board, College Student Loan Revenue
    7.30%, 10/1/2003........................................................                           665,000        703,271
Texas National Research Laboratory Commission Financing Corp., LR
    (Superconducting Super Collider)
    6.95%, 12/1/2012........................................................                           700,000        797,433
Texas Public Property Finance Corp., Revenue
    (Mental Health and Retardation) 8.875%, 9/1/2011 (Prerefunded 9/1/2001) (a)                        455,000        531,763
Tomball Hospital Authority, Revenue, Refunding 6%, 7/1/2013.................                         5,000,000      4,882,350
Tyler Texas Health Facility Development Corp., HR
    (East Texas Medical Center Regional Health) 6.625%, 11/1/2011...........                         1,755,000      1,806,404
West Side Calhoun County Navigation District, SWDR
    (Union Carbide Chemical and Plastics) 8.20%, 3/15/2021..................                           500,000        555,115
U.S. Related_6.7%
Puerto Rico Electric Power Authority, Power Revenue:
    5.50%, 7/1/2020.........................................................                         1,520,000      1,437,190
    5.25%, 7/1/2021.........................................................                         2,000,000      1,825,140
Puerto Rico Highway and Transportation Authority, Highway Revenue, Refunding
    5.25%, 7/1/2020 (Insured; MBIA).........................................                         2,000,000      1,895,940
                                                                                                                  ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $72,435,283)......................................................                                      $74,308,614
                                                                                                               ===============

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  APRIL 30, 1997
                                                                                                  Principal
Short-Term Muncipal Investments_2.9%                                                                Amount           Value
                                                                                                _____________   _____________
Texas_2.2%
Brazos River Authority, Revenue, Refunding, VRDN
    (Houston Lighting and Power Co.) 4% (Insured; AMBAC) (b)................                      $  1,700,000   $  1,700,000
U.S. Related_.7%
Commonwealth of Puerto Rico Government Development Bank, Refunding, VRDN
    4.20% (LOC; Credit Suisse) (b,c)........................................                           500,000        500,000
                                                                                                                  ____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $2,200,000).......................................................                                     $  2,200,000
                                                                                                               ===============
TOTAL INVESTMENTS_100.0%
    (cost $74,635,283)......................................................                                      $76,508,614
                                                                                                               ===============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                        Insurance Corporation
FSA           Financial Security Assurance                       MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue                                   PCR      Pollution Control Revenue
LOC           Letter of Credit                                   SWDR    Solid Waste Disposal Revenue
LR            Lease Revenue                                      VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ________                       _________________          ______________________
AAA                                Aaa                            AAA                               54.2%
AA                                 Aa                             AA                                 8.4
A                                  A                              A                                 12.6
BBB                                Baa                            BBB                               19.4
F1                                 MIG1/P1                        SP1/A1                              .7
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      4.7
                                                                                                   ________
                                                                                                   100.0%
                                                                                                  ==========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c)  Secured by letters of credit.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                     APRIL 30, 1997
                                                                                                 Cost                Value
                                                                                            _____________        _____________
ASSETS:                          Investments in securities_See Statement of Investments      $74,635,283           $76,508,614
                                 Cash.......................................                                           658,309
                                 Interest receivable........................                                         1,320,412
                                 Prepaid expenses...........................                                             5,738
                                                                                                                _______________
                                                                                                                    78,493,073
                                                                                                                _______________
LIABILITIES:                     Due to Distributor.........................                                            23,162
                                 Payable for shares of Beneficial Interest redeemed                                     72,574
                                 Accrued expenses...........................                                            23,045
                                                                                                                _______________
                                                                                                                       118,781
                                                                                                                _______________
NET ASSETS..................................................................                                       $78,374,292
                                                                                                               ================
REPRESENTED BY:                  Paid-in capital............................                                       $75,863,357
                                 Accumulated net realized gain (loss) on investments                                   637,604
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments_Note 4                                1,873,331
                                                                                                                _______________
NET ASSETS..................................................................                                       $78,374,292
                                                                                                               ================

                                                    NET ASSET VALUE PER SHARE
                                                _________________________________
                                                                      Class A                 Class B                Class C
                                                                  _______________         _______________      _______________
Net Assets..............................................            $60,849,127              $17,396,138              $129,027
Shares Outstanding...............................                     2,899,300                  829,014                 6,152
NET ASSET VALUE PER SHARE..........................                      $20.99                   $20.98                $20.97
                                                                         ======                  =======               =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF OPERATIONS                                                                            YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $4,705,877
EXPENSES:                        Management fee_Note 3(a)...................                 $   437,938
                                 Shareholder servicing costs _Note 3(c).....                     239,256
                                 Distribution fees_Note 3(b)................                      88,092
                                 Registration fees..........................                      23,729
                                 Professional fees..........................                      12,545
                                 Custodian fees.............................                       9,029
                                 Prospectus and shareholders' reports.......                       3,986
                                 Trustees' fees and expenses_Note 3(d)......                       1,083
                                 Loan commitment fees_Note 2................                         441
                                 Miscellaneous..............................                       7,118
                                                                                             ____________
                                       Total Expenses.......................                     823,217
                                 Less_management fee waived due to
                                     undertaking_Note 3(a)..................                    (437,938)
                                                                                             ____________
                                       Net Expenses.........................                                           385,279
                                                                                                                ______________
INVESTMENT INCOME_NET.......................................................                                         4,320,598
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $1,098,393
                                 Net unrealized appreciation (depreciation)
                                      on investments                                             479,971
                                                                                             ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         1,578,364
                                                                                                                ______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $5,898,962
                                                                                                               ===============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended             Year Ended
                                                                                       April 30, 1997        April 30, 1996
                                                                                   ____________________    ____________________
OPERATIONS:
    Investment income_net.................................................             $  4,320,598          $  4,690,413
    Net realized gain (loss) on investments...............................                1,098,393             1,514,366
    Net unrealized appreciation (depreciation) on investments.............                  479,971               400,100
                                                                                   ____________________    ____________________
          Net Increase (Decrease) in Net Assets Resulting from Operations.                5,898,962             6,604,879
                                                                                   ____________________    ____________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A shares......................................................               (3,437,549)           (3,789,456)
      Class B shares......................................................                 (879,151)             (900,921)
      Class C shares......................................................                   (3,898)                  (36)
    Net realized gain on investments:
      Class A shares......................................................                 (760,523)             (937,967)
      Class B shares......................................................                 (216,482)             (248,855)
      Class C shares......................................................                   (1,075)                  (15)
                                                                                   ____________________    ____________________
          Total Dividends.................................................               (5,298,678)           (5,877,250)
                                                                                   ____________________    ____________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares......................................................                3,978,717             1,598,276
      Class B shares......................................................                  911,552             1,221,189
      Class C shares......................................................                  126,161                 1,014
    Dividends reinvested:
      Class A shares......................................................                1,975,780             2,309,470
      Class B shares......................................................                  636,270               668,539
      Class C shares......................................................                       65                    51
    Cost of shares redeemed:
      Class A shares......................................................               (8,445,756)           (9,766,053)
      Class B shares......................................................               (1,734,371)           (1,355,717)
                                                                                   ____________________    ____________________
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions        (2,551,582)           (5,323,231)
                                                                                   ____________________    ____________________
            Total Increase (Decrease) in Net Assets.......................               (1,951,298)           (4,595,602)
NET ASSETS:
    Beginning of Period...................................................               80,325,590            84,921,192
                                                                                   ____________________    ____________________
    End of Period........................................................               $78,374,292           $80,325,590
                                                                                   ===================    ====================

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                      Shares
                                                                                      _________________________________________
                                                                                          Year Ended             Year Ended
                                                                                        April 30, 1997         April 30, 1996
                                                                                      __________________     __________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................                 191,082                75,223
    Shares issued for dividends reinvested.................................                  93,562               108,052
    Shares redeemed........................................................                (401,583)             (458,438)
                                                                                      __________________     __________________
          Net Increase (Decrease) in Shares Outstanding                                    (116,939)             (275,163)
                                                                                     ===================     ==================
    Class B
    ________
    Shares sold............................................................                  43,488                57,381
    Shares issued for dividends reinvested.................................                  30,139                31,283
    Shares redeemed........................................................                 (82,480)             (63,720)
                                                                                      __________________     __________________
          Net Increase (Decrease) in Shares Outstanding                                      (8,853)               24,944
                                                                                     ===================     ==================
    Class C*
    _________
    Shares sold............................................................                   6,098                    49
    Shares issued for dividends reinvested.................................                      3                     2
                                                                                      __________________     __________________
          Net Increase (Decrease) in Shares Outstanding                                       6,101                   51
                                                                                     ===================     ==================
*  From August 15, 1995 (commencement of initial offering) to April 30, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
FINANCIAL HIGHLIGHTS

     Reference is made to page 5 of the Fund's Prospectus dated July 16, 1997.


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Texas Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation
(the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund" which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from May 1, 1996 to waive receipt of the management fee payable to it by the Fund until such time as the net assets of the Fund exceed $100 million, regardless of whether they remain at that level. The management fee waived, pursuant to the undertaking, amounted to $437,938 during the period ended April 30, 1997.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $87,452 was charged to the Fund for the Class B shares and $640 was charged to the Fund for the Class C shares.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $155,124, $43,726 and $213 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $27,201 during the period ended April 30, 1997.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $46,764,186 and $51,989,008, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $1,873,331, consisting of $2,096,251 gross unrealized appreciation and $222,920 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Texas Series
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Texas Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Texas Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
June 5, 1997

Dreyfus Premier State Municipal Bond Fund, Virginia Series
Statement of Investments                            April 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments_97.6%                                                              Amount           Value
                                                                                                 ___________      ___________
Virginia_65.2%
Alexandria Redevelopment and Housing Authority,
  Multi-Family Housing Mortgage Revenue (Buckingham Village Apartments)
  6.125%, 7/1/2021..........................................................                      $  3,000,000   $  3,007,830
Augusta County Industrial Development Authority, HR
  (Augusta Hospital Corp. Project) 7%, 9/1/2021 (Prerefunded 9/1/2001) (a)..                         2,750,000      3,024,862
Capital Region Airport Commission, Airport Revenue
  (Richmond International Airport Projects) 5.625%, 7/1/2025 (Insured; AMBAC)                        2,500,000      2,437,725
Chesapeake, Water and Sewer System Revenue, Refunding 6.50%, 7/1/2012.......                         1,000,000      1,053,960
Covington-Alleghany County Industrial Development Authority,
  Hospital Facility Revenue (Alleghany Regional Hospital)
  6.875%, 4/1/2022 (Prerefunded 4/1/2002) (a)...............................                         1,000,000      1,099,500
Fairfax County Redevelopment and Housing Authority, MFHR, Refunding
  (Paul Spring Retirement Center):
      5.90%, 6/15/2017 (Insured; FHA).......................................                           200,000        200,164
      6%, 12/15/2028 (Insured; FHA).........................................                           600,000        599,106
Fairfax County Park Authority, Park Facilities Revenue
  6.625%, 7/15/2020.........................................................                         2,665,000      2,741,006
Fairfax County Water Authority, Water Revenue
  7.730%, 4/1/2029 (b,c)....................................................                         2,000,000      1,945,000
Hanover County Industrial Development Authority, HR
  (Memorial Regional Medical Center Project) 5.50%, 8/15/2025 (Insured; MBIA)                        1,000,000        948,480
Industrial Development Authority of the City of Fredericksburg,
  Hospital Facilities Revenue, Refunding (Medicorp Health System Obligated Group)
  5.25%, 6/15/2023 (Insured; AMBAC).........................................                         2,000,000      1,859,120
Industrial Development Authority of Giles County,
  Exempt Facility Revenue (Hoechst Celanese Corp. Project)
  5.95%, 12/1/2025..........................................................                         3,000,000      2,999,820
Industrial Development Authority of the County of Henrico, SWDR
  (Browning-Ferris Industries of South Atlantic, Inc. Project)
  5.45%, 1/1/2014...........................................................                         3,500,000      3,463,845
Industrial Development Authority of the County of Prince William, Revenue:
  Hospital Facility (Potomac Hospital Corp. of Prince William)
      6.85%, 10/1/2025......................................................                         1,000,000      1,058,330
  Refunding (Potomac Place) 6.25%, 12/20/2027...............................                         700,000         705,551
  Residential Care Facility (First Mortgage-Westminster Lake Ridge)
      6.625%, 1/1/2026......................................................                         3,500,000      3,472,035
Industrial Development Authority of the Town of West Point, SWDR
  (Chesapeake Corp. Project) 6.375%, 3/1/2019...............................                         2,500,000      2,546,325
Loudoun County Sanitation Authority, Water and Sewer Revenue, Refunding
  5.125%, 1/1/2026 (Insured; FGIC)..........................................                         4,750,000      4,356,700
Norfolk, Parking System Revenue 5.55%, 2/1/2027 (Insured; MBIA).............                         2,225,000      2,147,904


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                       APRIL 30, 1997
                                                                                                 Principal
Long-Term Muncipal Investments (continued)                                                         Amount           Value
                                                                                               _____________    ____________
Virginia (continued)

Prince William County Park Authority, Revenue
  6.875%, 10/15/2016........................................................                      $  3,000,000   $  3,210,720
Richmond Industrial Development Authority, HR (Retreat Hospital)
  7.35%, 7/1/2021 (Prerefunded 7/1/2001) (a)................................                         1,900,000      2,107,157
Staunton Industrial Development Authority,
  Educational Facilities Revenue, Refunding (Mary Baldwin College)
  6.75%, 11/1/2021..........................................................                         3,145,000      3,139,370
University of Virginia, University Revenue
  5.75%, 5/1/2021...........................................................                         2,325,000      2,299,634
Upper Occoquan Sewer Authority, Regional Sewer Revenue:
  5.15%, 7/1/2020 (Insured; MBIA)...........................................                         2,000,000      1,853,280
  5%, 7/1/2025 (Insured; MBIA)..............................................                         4,000,000      3,601,560
Virginia Beach Development Authority, Nursing Home Revenue
  (Sentara Life Care Corp.) 7.75%, 11/1/2021................................                         1,000,000      1,097,400
Virginia Housing Development Authority
  Commonwealth Mortgage:
      6.60%, 7/1/2020.......................................................                         2,900,000      2,986,362
      6.85%, 1/1/2027.......................................................                         2,000,000      2,063,300
U. S. Related_32.4%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                         2,000,000      2,046,940
Guam Power Authority, Revenue 6.30%, 10/1/2022..............................                         1,750,000      1,756,563
Commonwealth of Puerto Rico:
  5.40%, 7/1/2025...........................................................                         1,250,000      1,168,600
  (Public Improvement):
      6.80%, 7/1/2021 (Prerefunded 7/1/2002)(a).............................                         1,000,000      1,106,860
      6%, 7/1/2026..........................................................                         1,500,000      1,513,395
Puerto Rico Aqueduct and Sewer Authority, Revenue, Refunding
  5%, 7/1/2019..............................................................                         2,500,000      2,233,450
Puerto Rico Highway and Transportation Authority, Highway Revenue:
  6.625%, 7/1/2018 (Prerefunded 7/1/2002)(a)................................                         2,000,000      2,197,820
  5.50%, 7/1/2026...........................................................                         5,000,000      4,712,800
Puerto Rico Industrial Tourist Educational, Medical and Environmental
  Control Facilities Financing Authority,
  Industrial Revenue (Teachers Retirement Systems):
      5.50%, 7/1/2016.......................................................                         1,150,000      1,127,886
      5.50%, 7/1/2021.......................................................                         1,800,000      1,733,508
Puerto Rico Ports Authority, Special Facilities Revenue
  (American Airlines) 6.25%, 6/1/2026.......................................                         3,000,000      3,035,910
Virgin Islands Public Finance Authority, Revenue, Refunding, Matching Fund Loan Notes
  7.25%, 10/1/2018..........................................................                         4,000,000      4,330,480
Virgin Islands Territory (Hugo Insurance Claims Fund Program)
  7.75%, 10/1/2006..........................................................                         1,550,000      1,671,737

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                        APRIL 30, 1997
                                                                                                Principal
Long-Term Muncipal Investments (continued)                                                        Amount           Value
                                                                                               _____________    _____________
U. S. Related (continued)

Virgin Islands Water and Power Authority, Electric System
  7.40%, 7/1/2011...........................................................                      $  2,000,000   $  2,122,680
                                                                                                                 _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $90,955,787)........................................................                                      $92,784,675
                                                                                                                ==============
Short-Term Municipal Investment_2.4%
Virginia Housing Development Authority, Housing Revenue, VRDN
  (AHC Service Corp.) 4.50% (LOC; Mitsubishi Trust and Banking Corp.) (d,e)
  (cost $2,300,000).........................................................                      $  2,300,000   $  2,300,000
                                                                                                                ==============
TOTAL INVESTMENTS_100.0%
  (cost $93,255,787)........................................................                                      $95,084,675
                                                                                                                ==============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FHA           Federal Housing Administration                     MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (f)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ________                       _________________          ____________________
AAA                                Aaa                            AAA                               26.2%
AA                                 Aa                             AA                                10.9
A                                  A                              A                                 30.0
BBB                                Baa                            BBB                               15.0
F1                                 MIG1/P1                        SP1/A1                             2.4
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                     15.5
                                                                                                  ________
                                                                                                   100.0%
                                                                                                 ==========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse Floater Security_the interest rate is subject to change periodically.
    (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, this security amounted to $1,945,000 or 2.0% of net assets.
    (d)  Secured by letters of credit.
    (e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.
    (g) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Premier State Municipal Bond Fund, Virginia Series
Statement of Assets and Liabilities                                             April 30, 1997
                                                                                              Cost                  Value
                                                                                           _____________          __________
ASSETS:                          Investments in securities_See Statement of Investments    $93,255,787            $95,084,675
                                 Cash.......................................                                         792,577
                                 Interest receivable........................                                         1,705,396
                                 Receivable for shares of Beneficial Interest subscribed                              196,009
                                 Prepaid expenses...........................                                            2,692
                                                                                                                 _____________
                                                                                                                   97,781,349
                                                                                                                 _____________
LIABILITIES:                     Due to Distributor.........................                                           34,769
                                 Payable for shares of Beneficial Interest redeemed                                   142,644
                                 Accrued expenses...........................                                           43,842
                                                                                                                 _____________
                                                                                                                      221,255
                                                                                                                 _____________
NET ASSETS..................................................................                                      $97,560,094
                                                                                                               ===============
REPRESENTED BY:                  Paid-in capital............................                                      $96,340,624
                                 Accumulated net realized gain (loss) on investments                                 (609,418)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments_Note 4......................                                        1,828,888
                                                                                                                 _____________
NET ASSETS..................................................................                                      $97,560,094
                                                                                                               ===============

                                                    NET ASSET VALUE PER SHARE
                                                _________________________________
                                                                      Class A                 Class B                Class C
                                                                  _______________         _______________      _______________
Net Assets..................................................         $61,099,485             $35,786,744             $673,865
Shares Outstanding..........................................           3,679,574               2,155,249               40,595
NET ASSET VALUE PER SHARE...................................              $16.61                  $16.60               $16.60
                                                                          ======                ========              =======

SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Premier State Municipal Bond Fund, Virginia Series
Statement of Operations                                          Year Ended April 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $5,884,416
EXPENSES:                        Management fee_Note 3(a)...................                 $   534,594
                                 Shareholder servicing costs_Note 3(c)......                     322,136
                                 Distribution fees_Note 3(b)................                     176,983
                                 Professional fees..........................                      14,270
                                 Custodian fees.............................                      10,386
                                 Prospectus and shareholders' reports.......                       7,120
                                 Registration fees..........................                       3,140
                                 Trustees' fees and expenses_Note 3(d)......                       1,326
                                 Loan commitment fee_Note 2.................                         548
                                 Miscellaneous..............................                     26,515
                                                                                          _______________
                                       Total Expenses.......................                   1,097,018
                                 Less_management fee waived due to
                                     undertaking_Note 3(a)..................                    (534,594)
                                                                                          _______________
                                       Net Expenses.........................                                          562,424
                                                                                                                  ____________
INVESTMENT INCOME_NET.......................................................                                        5,321,992
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                 $  (341,501)
                                 Net unrealized appreciation (depreciation)
                                       on investments                                          2,331,865
                                                                                          _______________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        1,990,364
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $7,312,356
                                                                                                                 =============

SEE NOTES TO FINANCIAL STATEMENTS.




Dreyfus Premier State Municipal Bond Fund, Virginia Series
Statement of Changes in Net Assets
                                                                                        Year Ended            Year Ended
                                                                                      April 30, 1997        April 30, 1996
                                                                                   ___________________    ___________________
OPERATIONS:
    Investment income_net..............................................               $  5,321,992           $  5,146,160
    Net realized gain (loss) on investments...............................                (341,501)             1,771,595
    Net unrealized appreciation (depreciation) on investments.............               2,331,865               (539,154)
                                                                                   ___________________    ___________________
          Net Increase (Decrease) in Net Assets Resulting from Operations.                7,312,356             6,378,601
                                                                                   ___________________    ___________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A shares......................................................              (3,513,103)            (3,546,219)
      Class B shares......................................................              (1,785,791)            (1,598,256)
      Class C shares......................................................                 (23,098)                (1,685)
    Net realized gain on investments:
      Class A shares......................................................                  (6,744)                 ____
      Class B shares......................................................                  (3,721)                 ____
      Class C shares......................................................                     (61)                 ____
                                                                                   ___________________    ___________________
          Total Dividends.................................................              (5,332,518)            (5,146,160)
                                                                                   ___________________    ___________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares......................................................               3,784,403              4,126,648
      Class B shares......................................................               5,136,405              5,468,182
      Class C shares......................................................                 546,213                171,138
    Dividends reinvested:
      Class A shares......................................................               1,749,202              1,849,325
      Class B shares......................................................                  885,330               812,093
      Class C shares......................................................                   6,653                  1,041
    Cost of shares redeemed:
      Class A shares......................................................              (6,856,666)            (8,185,998)
      Class B shares......................................................              (4,058,701)            (2,280,799)
      Class C shares......................................................                 (47,351)                ____
                                                                                   ___________________    ___________________
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions        1,145,488              1,961,630
                                                                                   ___________________    ___________________
            Total Increase (Decrease) in Net Assets.....................                  3,125,326             3,194,071
NET ASSETS:
    Beginning of Period..............................................                   94,434,768             91,240,697
                                                                                   ___________________    ___________________
    End of Period.......................................................               $97,560,094            $94,434,768
                                                                                  ====================   ====================
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Premier State Municipal Bond Fund, Virginia Series
Statement of Changes in Net Assets (continued)
                                                                                                 Shares
                                                                                  _____________________________________
                                                                                   Year Ended            Year Ended
                                                                                  April 30, 1997        April 30, 1996
                                                                                _________________     _________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold......................................................                 227,942               249,234
    Shares issued for dividends reinvested.................................           105,123               111,225
    Shares redeemed........................................................          (412,500)             (494,748)
                                                                                _________________     _________________
            Net Increase (Decrease) in Shares Outstanding                             (79,435)             (134,289)
                                                                               ==================    ==================
    Class B
    ________
    Shares sold............................................................           309,753               328,113
    Shares issued for dividends reinvested.............................                53,201                48,831
    Shares redeemed........................................................          (243,884)             (137,908)
                                                                                _________________     _________________
            Net Increase (Decrease) in Shares Outstanding                              119,070              239,036
                                                                               ==================    ==================
    Class C*
    ________
    Shares sold..........................................................              32,891                10,131
    Shares issued for dividends reinvested.................................               400                    63
    Shares redeemed........................................................            (2,890)                 ___
                                                                                _________________     _________________
             Net Increase (Decrease) in Shares Outstanding                             30,401                10,194
                                                                               ==================    ==================
    *From August 15, 1995 (commencement of initial offering) to April 30,
    1996.
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Premier State Municipal Bond Fund, Virginia Series
Financial Highlights

     Reference is made to page 6 of the Fund's Prospectus dated July 16, 1997.


Dreyfus Premier State Municipal Bond Fund, Virginia Series
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Virginia Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund", which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $314,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through April 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $148,000 of the carryover expires in fiscal 2003 and $166,000 expires in fiscal 2005.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The manager has undertaken from May 1, 1996 to waive receipt of the management fee payable to it by the Fund until such time as the net assets of the Fund exceed $100 million, regardless of whether they remain at that level. The management fee waived, pursuant to the undertaking, amounted to $534,594 during the period ended April 30, 1997.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $70 during the period ended April 30, 1997, from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $173,397 was charged to the Fund for the Class B shares and $3,586 was charged to the Fund for the Class C shares.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

period ended April 30, 1997, $155,104, $86,698 and $1,195 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $46,071 during the period ended April 30, 1997.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $43,383,585 and $44,396,817, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $1,828,888, consisting of $2,582,296 gross unrealized appreciation and $753,408 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Dreyfus Premier State Municipal Bond Fund, Virginia Series
Report of Ernst & Young LLP, Independent Auditors
Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Virginia Series
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Virginia Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Virginia Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
June 5, 1997


                 DREYFUS PREMIER STATE MUNICIPAL BOND FUND

                         PART C. OTHER INFORMATION
                           _________________________

Item 24.  Financial Statements and Exhibits. - List
_______   _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement


               Condensed Financial Information for the period from May 28, 1987 (commencement of operations for the Connecticut Series, Florida Series, Maryland Series, Massachusetts
               Series, Michigan Series, Minnesota Series, Ohio Series and Texas Series, except the Pennsylvania Series (which commenced operations on July 30, 1987)) to April 30, 1988 and for each of the nine years ended April 30, 1997 for such Series; for the North Carolina Series and Virginia Series for the period from August 1, 1991 (commencement of operations) to April
               30, 1992 and for each of the five years ended April 30, 1997; for the Georgia Series for the period from September 3, 1992 (commencement of operations) to April 30, 1993 and for the four years ended April 30, 1997; for the New Jersey Series for the period from May 4, 1994 (commencement of operations) to July 31, 1994, for each of the two years ended July 30, 1996, and for the nine month period from August 1, 1996 to April 30, 1997.

               Included in Part B of the Registration Statement:

                    Statement of Investments-- April 30, 1997.


                    Statement of Assets and Liabilities-- April 30, 1997.


                    Statement of Operations-- year ended April 30, 1997; for the New Jersey Series for the year ended July 31, 1996 and for the nine months ended April 30, 1997.


                    Statement of Changes in Net Assets-- for each of the years ended April 30, 1996 and 1997 for all series, except the New Jersey Series; for the New Jersey Series for each of the years ended July 31, 1995 and 1996 and for the nine months ended April 30, 1997.

                    Notes to Financial Statements

                    Report of Ernst & Young LLP, Independent Auditors, dated June 5, 1997.


All schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________


 (b)      Exhibits:

(1) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

(2) Registrant's By-Laws, as amended are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

(5)       Management Agreement.

(6)(a)    Distribution Agreement is incorporated by reference to Exhibit
          (6)(a) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

(6)(b) Forms of Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

(6)(c) Forms of Distribution Plan Agreements are incorporated by reference to Exhibit (6)(c) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

(8)(a) Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on June 16, 1997.

(8)(b) Sub-Custodian Agreements are incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on August 18, 1994.

(9)       Shareholder Services Plan.

(10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

(11)      Consent of Independent Auditors.

(15)      Distribution Plan.

(16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on August 18, 1994.

(17)      Financial Data Schedules.

Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

(18) Registrant's Rule 18f-3 Plan is incorporated by reference to Exhibit (18) of Post-Effective Amendment No. 24 to the
          Registration Statement on Form N-1A, filed on July 18, 1996.

          Other Exhibits
          ______________

               (a) Powers of Attorney of the Trustees and officers is incorporated by reference to Exhibit (18)(a) of Post Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on June 16, 1997.


               (b) Certificate of Assistant Secretary is incorporated by reference to Exhibit (18)(b) of Post Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on June 16, 1997.


Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable


Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                                   (2)

                                              Number of Record
        Title of Class                 Holders as of June 27, 1997
        ______________                 _____________________________

        Shares of
        beneficial interest,
        par value $.001 per share       Class A      Class B       Class C

        Connecticut Series-             6,230        1,705            39

        Florida Series-                 4,673          814             4

        Georgia Series-                   202          406             5

        Maryland Series-                6,385        1,636             13

        Massachusetts Series-           1,535          150             1

        Michigan Series-                4,154          571             7



                                            Number of Record
        Title of Class                 Holders as of June 27, 1997
        ______________                 _____________________________

        Shares of
        beneficial interest,
        par value of $.001 per share    Class A      Class B       Class C


        Minnesota Series-               2,939          910             7

        New Jersey                      156            220             3

        North Carolina Series-          1,038        1,261             2

        Ohio Series-                    5,680        1,359             9

        Pennsylvania Series-            5,796        2,556             6

        Texas Series-                   1,042          406             2

        Virginia Series-                1,535          981             8



Item 27.  Indemnification
_______   _______________

          Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust incorporated by reference to Exhibit
          (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.
          The application of these provisions is limited by Article 10 of the Registrant's By-Laws, as amended, incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

          Reference is also made to the Distribution Agreement attached as Exhibit (6)(a) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.


Item 28.  Business and Other Connections of Investment Adviser.
_______   ____________________________________________________

          The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                Other Businesses
_________________           ________________

MANDELL L. BERMAN           Real estate consultant and private investor
Director                         29100 Northwestern Highway, Suite 370
                                 Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                 Skillman Foundation;
                            Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405;
                            Director:
                                 DeVlieg-Bullard, Inc.
                                 1 Gorham Island
                                 Westport, Connecticut 06880
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***

FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Avery Dennison Corporation
                                 150 North Orange Grove Boulevard
                                 Pasadena, California 91103;
                                 Saint-Gobain Corporation
                                 750 East Swedesford Road
                                 Valley Forge, Pennsylvania 19482;
                                 Teledyne, Inc.
                                 1901 Avenue of the Stars
                                 Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board            The Boston Company****;
                            Vice Chairman of the Board:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                 Mellon Bank Corporation***;
Executive Officer,               The Boston Company****;
Chief Operating             Deputy Director:
Officer and a                    Mellon Trust***;
Director                    Chief Executive Officer:
                                 The Boston Company Asset Management,
                                 Inc.****;
                            President:
                                 Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and                The Dreyfus Trust Company++;
Chief Investment Officer,   Formerly, Chairman and Chief Executive Officer:
and a Director                   Kleinwort Benson Investment Management
                                      Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution  Executive Officer:
and a Director                   The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.**;
                            Director:
                                 Dreyfus America Fund+++;
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Dreyfus Trust Company++;
                                 Dreyfus Service Corporation*;
                                 World Balanced Fund++++;
                            President:
                                 The Boston Company****;
                                 Laurel Capital Advisors***;
                                 Boston Group Holdings, Inc.;
                            Executive Vice President:
                                 Mellon Bank, N.A.***;
                                 Boston Safe Deposit and Trust
                                 Company****

WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and   Dreyfus Partnership Management, Inc.*;
Chief Financial Officer     Seven Six Seven Agency, Inc.*;
                            President and Director:
                                 Lion Management, Inc.*;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                 Dreyfus America Fund+++;
                                 World Balanced Fund++++;
                            Vice President and Director:
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                 The Dreyfus Trust Company++;
                            Treasurer and Director:
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Service Corporation*;
                            Formerly, President and Director:
                                 Sandalls & Co., Inc.

MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,             Secretary:
General Counsel                  The Dreyfus Consumer Credit Corporation*;
and Secretary                    Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                 Dreyfus Service Organization, Inc.**;
                                 Major Trading Corporation*;
                                 The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications

MARY BETH LEIBIG            None
Vice President-
Human Resources

JEFFREY N. NACHMAN          President and Director:
Vice President-Mutual Fund       Dreyfus Transfer, Inc.
Accounting                       One American Express Plaza
                                 Providence, Rhode Island 02903

ANDREW S. WASSER            Vice President:
Vice President-Information       Mellon Bank Corporation***
Services

WILLIAM V. HEALEY
Assistant Secretary

                            President:
                                The Truepenny Corporation
                            Vice President and Director:
                                The Dreyfus Consumer Credit Corporation
                            Secretary and Director:
                                Dreyfus Partnership Management Inc.
                            Director:
                                The Dreyfus Trust Company
                            Assistant Secretary:
                                Dreyfus Service Corporation
                                Dreyfus Investment Advisors, Inc.
                            Assistant Clerk:
                                Dreyfus Insurance Agency of Massachusetts,
                                Inc.



______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is 69, Route 'd'Esch, L-1470 Luxembourg.
++++ The address of the business so indicated is 69, Route 'd'Esch, L-2953 Luxembourg.




Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

    1)     Comstock Partners Funds, Inc.
    2)     Dreyfus A Bonds Plus, Inc.
    3)     Dreyfus Appreciation Fund, Inc.
    4)     Dreyfus Asset Allocation Fund, Inc.
    5)     Dreyfus Balanced Fund, Inc.
    6)     Dreyfus BASIC GNMA Fund
    7)     Dreyfus BASIC Money Market Fund, Inc.
    8)     Dreyfus BASIC Municipal Fund, Inc.
    9)     Dreyfus BASIC U.S. Government Money Market Fund
    10)    Dreyfus California Intermediate Municipal Bond Fund
    11)    Dreyfus California Tax Exempt Bond Fund, Inc.
    12)    Dreyfus California Tax Exempt Money Market Fund
    13)    Dreyfus Cash Management
    14)    Dreyfus Cash Management Plus, Inc.
    15)    Dreyfus Connecticut Intermediate Municipal Bond Fund
    16)    Dreyfus Connecticut Municipal Money Market Fund, Inc.
    17)    Dreyfus Florida Intermediate Municipal Bond Fund
    18)    Dreyfus Florida Municipal Money Market Fund
    19)    The Dreyfus Fund Incorporated
    20)    Dreyfus Global Bond Fund, Inc.
    21)    Dreyfus Global Growth Fund
    22)    Dreyfus GNMA Fund, Inc.
    23)    Dreyfus Government Cash Management
    24)    Dreyfus Growth and Income Fund, Inc.
    25)    Dreyfus Growth and Value Funds, Inc.
    26)    Dreyfus Growth Opportunity Fund, Inc.
    27)    Dreyfus Income Funds
    28)    Dreyfus Institutional Money Market Fund
    29)    Dreyfus Institutional Short Term Treasury Fund
    30)    Dreyfus Insured Municipal Bond Fund, Inc.
    31)    Dreyfus Intermediate Municipal Bond Fund, Inc.
    32)    Dreyfus International Funds, Inc.
    33)    Dreyfus Investment Grade Bond Funds, Inc.
    34)    The Dreyfus/Laurel Funds, Inc.
    35)    The Dreyfus/Laurel Funds Trust
    36)    The Dreyfus/Laurel Tax-Free Municipal Funds
    37)    Dreyfus LifeTime Portfolios, Inc.
    38)    Dreyfus Liquid Assets, Inc.
    39)    Dreyfus Massachusetts Intermediate Municipal Bond Fund
    40)    Dreyfus Massachusetts Municipal Money Market Fund
    41)    Dreyfus Massachusetts Tax Exempt Bond Fund
    42)    Dreyfus MidCap Index Fund
    43)    Dreyfus Money Market Instruments, Inc.
    44)    Dreyfus Municipal Bond Fund, Inc.
    45)    Dreyfus Municipal Cash Management Plus
    46)    Dreyfus Municipal Money Market Fund, Inc.
    47)    Dreyfus New Jersey Intermediate Municipal Bond Fund
    48)    Dreyfus New Jersey Municipal Bond Fund, Inc.
    49)    Dreyfus New Jersey Municipal Money Market Fund, Inc.
    50)    Dreyfus New Leaders Fund, Inc.
    51)    Dreyfus New York Insured Tax Exempt Bond Fund
    52)    Dreyfus New York Municipal Cash Management
    53)    Dreyfus New York Tax Exempt Bond Fund, Inc.
    54)    Dreyfus New York Tax Exempt Intermediate Bond Fund
    55)    Dreyfus New York Tax Exempt Money Market Fund
    56)    Dreyfus 100% U.S. Treasury Intermediate Term Fund
    57)    Dreyfus 100% U.S. Treasury Long Term Fund
    58)    Dreyfus 100% U.S. Treasury Money Market Fund
    59)    Dreyfus 100% U.S. Treasury Short Term Fund
    60)    Dreyfus Pennsylvania Intermediate Municipal Bond Fund
    61)    Dreyfus Pennsylvania Municipal Money Market Fund
    62)    Dreyfus Premier California Municipal Bond Fund
    63)    Dreyfus Premier Equity Funds, Inc.
    64)    Dreyfus Premier Global Investing, Inc.
    65)    Dreyfus Premier GNMA Fund
    66)    Dreyfus Premier Worldwide Growth Fund, Inc.
    67)    Dreyfus Premier Insured Municipal Bond Fund
    68)    Dreyfus Premier Municipal Bond Fund
    69)    Dreyfus Premier New York Municipal Bond Fund
    70)    Dreyfus Premier State Municipal Bond Fund
    71)    Dreyfus Premier Value Fund
    72)    Dreyfus S&P 500 Index Fund
    73)    Dreyfus Short-Intermediate Government Fund
    74)    Dreyfus Short-Intermediate Municipal Bond Fund
    75)    The Dreyfus Socially Responsible Growth Fund, Inc.
    76)    Dreyfus Stock Index Fund, Inc.
    77)    Dreyfus Tax Exempt Cash Management
    78)    The Dreyfus Third Century Fund, Inc.
    79)    Dreyfus Treasury Cash Management
    80)    Dreyfus Treasury Prime Cash Management
    81)    Dreyfus Variable Investment Fund
    82)    Dreyfus Worldwide Dollar Money Market Fund, Inc.
    83)    General California Municipal Bond Fund, Inc.
    84)    General California Municipal Money Market Fund
    85)    General Government Securities Money Market Fund, Inc.
    86)    General Money Market Fund, Inc.
    87)    General Municipal Bond Fund, Inc.
    88)    General Municipal Money Market Fund, Inc.
    89)    General New York Municipal Bond Fund, Inc.
    90)    General New York Municipal Money Market Fund



(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Vice President
                          and Chief Financial Officer        and Assistant
                                                             Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Richard W. Ingram         Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Roy M. Moura+             First Vice President               None

Elizabeth A. Keeley++     Vice President                     Vice President
                                                             and Assistant
                                                             Secretary

Dale F. Lampe+            Vice President                     None

Mary A. Nelson+           Vice President                     Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+            Vice President                     None

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +  Principal business address is 60 State Street, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.




                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 16th day of July, 1997.


                              DREYFUS PREMIER STATE MUNICIPAL BOND FUND

                         BY:  /s/Marie E. Connolly*
                              ----------------------------
                              Marie E. Connolly, PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         Signatures                        Title                      Date
___________________________    ______________________________    ___________

/s/Marie E. Connolly*          President (Principal Executive      7/16/97
______________________________ Officer)
Marie E. Connolly


/s/Joseph F. Tower, III*       Assistant Treasurer (Principal      7/16/97
______________________________ Accounting and Financial Officer)
Joseph F. Tower, III


/s/Clifford L. Alexander, Jr.* Director                            7/16/97
______________________________
Clifford L. Alexander, Jr.


/s/Peggy C. Davis*             Director                            7/16/97
______________________________
Peggy C. Davis


/s/Joseph S. DiMartino*        Chairman of the Board of            7/16/97
______________________________ Directors
Joseph S. DiMartino


/s/Ernst Kafka*                Director                            7/16/97
______________________________
Ernest Kafka


/s/Saul B. Klaman*             Director                            7/16/97
______________________________
Saul B. Klaman


/s/Nathan Leventhal*           Director                            7/16/97
______________________________
Nathan Leventhal


*BY: __________________________
     Elizabeth A. Keeley,
     Attorney-in-Fact



                             INDEX OF EXHIBITS
                             __________________


     ITEM                                                        PAGE
     ____                                                        ____

     (b)       Exhibits:

     (5)       Management Agreement


     (9)       Shareholder Services Plan

     (11)      Consent of Independent Auditors

     (15)      Distribution Plan


     (17)      Financial Data Schedules